UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Chubb Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Who We Are

#1
Publicly traded P&C insurer

$52B of gross premiums written[1]

31% Consumer

69% Commercial

Net premiums written[1]

34,000
Approximate number of employees worldwide

39% International

61% U.S.

Net premiums written[1]

520
Approximate number of offices worldwide

54
Number of countries and territories where Chubb has operations

$199B
in assets[2]

Financial Strength[3]

A++
AM Best

AA
Standard & Poor's

Deep underwriting culture

High-performing, rewarding and inclusive environment

Investing to thrive in a digital age

Industry-leading claims and risk engineering services

[1] FY 2022
[2] December 31, 2022
[3] Financial strength ratings of core operating companies

Notice of Chubb Limited 2023 Annual General Meeting of Shareholders

Date and Time May 17, 2023, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 24, 2023, except as provided in “Who is entitled to vote?” in this proxy statement	Proxy Mailing Date On or about April 5, 2023
Agenda

1
Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2022

2
Allocation of disposable profit and distribution of a dividend from reserves

2.1
Allocation of disposable profit

2.2
Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

3
Discharge of the Board of Directors

4
Election of Auditors

4.1
Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

4.2
Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

4.3
Election of BDO AG (Zurich) as special audit firm

5
Election of the Board of Directors

6
Election of the Chairman of the Board of Directors

7
Election of the Compensation Committee of the Board of Directors

8
Election of Homburger AG as independent proxy

9
Amendments to the Articles of Association

9.1
Amendments relating to Swiss corporate law updates

9.2
Amendment to advance notice period

10
Reduction of share capital

10.1
Cancellation of repurchased shares

10.2
Par value reduction

11
Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements

11.1
Maximum compensation of the Board of Directors until the next annual general meeting

11.2
Maximum compensation of Executive Management for the 2024 calendar year

11.3
Advisory vote to approve the Swiss compensation report

12
Advisory vote to approve executive compensation under U.S. securities law requirements

13
Advisory vote on the frequency of the U.S. securities law advisory vote on executive compensation

14
Shareholder proposal on greenhouse gas emissions targets, if properly presented

15
Shareholder proposal on a policy restricting underwriting of new fossil fuel exploration and development projects, if properly presented

16
Shareholder proposal on human rights and underwriting, if properly presented

Notice of Internet availability of proxy materials: Shareholders of record are being mailed, on or around April 5, 2023, a Notice of Internet Availability of Proxy Materials providing instructions on how to access the proxy materials and our Annual Report on the Internet, and if they prefer, how to request paper copies of these materials.
See “Information About the Annual General Meeting and Voting” in this proxy statement for further information, including how to vote your shares. If you plan to attend the meeting, you must request an admission ticket by following the instructions in this proxy statement by May 7, 2023.
By Order of the Board of Directors,
Joseph F. Wayland
Executive Vice President, General Counsel and Secretary
April   , 2023
Zurich, Switzerland

Your vote is important. Please vote as promptly as possible by following the instructions on your Notice of Internet Availability of Proxy Materials.
Chubb encourages shareholders to voluntarily elect to receive all proxy materials (including the notice of availability of such materials) electronically, which gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you are a shareholder of record, visit www.envisionreports.com/CB for instructions. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker or other nominee.

Table of
Contents
Proxy Summary	2
Agenda Item 1: Approval of the Management Report, Standalone Financial Statements and Consolidated Financial Statements of Chubb Limited for the Year Ended December 31, 2022	14
Agenda Item 2: Allocation of Disposable Profit and Distribution of a Dividend out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)	15
Agenda Item 3: Discharge of the Board of Directors	18
Agenda Item 4: Election of Auditors	19
Agenda Item 5: Election of the Board of Directors	22
Agenda Item 6: Election of the Chairman of the Board of Directors	29
Agenda Item 7: Election of the Compensation Committee of the Board of Directors	31
Agenda Item 8: Election of Homburger AG as Independent Proxy	32
Agenda Item 9: Amendments to the Articles of Association	33
Agenda Item 10: Reduction of Share Capital	37
Agenda Item 11: Approval of the Compensation of the Board of Directors and Executive Management under Swiss Law Requirements	41
Agenda Item 12: Advisory Vote to Approve Executive Compensation under U.S. Securities Law Requirements	49
Agenda Item 13: Advisory Vote on the Frequency of the U.S. Securities Law Advisory Vote on Executive Compensation	51
Agenda Item 14: Shareholder Proposal on Greenhouse Gas Emissions Targets	52
Agenda Item 15: Shareholder Proposal on a Policy Restricting Underwriting of New Fossil Fuel Exploration and Development Projects	56
Agenda Item 16: Shareholder Proposal on Human Rights and Underwriting	59

Proxy Summary

This summary highlights information discussed in more detail elsewhere in this proxy statement. We hope that the information we have provided in these summary pages assists you to better understand and evaluate our:
•
meeting agenda;

•
corporate governance; and

•
executive compensation program.

Shareholders should read the entire proxy statement and our 2022 Annual Report on Form 10-K before voting.
References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs. References to “we”, “us”, “our”, “Chubb” or the “Company” are to Chubb Limited.
Cautionary statement regarding forward-looking statements. Forward-looking statements made in this proxy statement, such as those related to Company performance, growth opportunities, commitments and initiatives, and our expectations and intentions and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, factors identified in our other filings with the U.S. Securities and Exchange Commission (SEC).
Non-GAAP financial measures. Our discussion in this proxy statement includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with generally accepted accounting principles in the U.S. (U.S. GAAP), known as non-GAAP financial measures. These non-GAAP financial measures include core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share. Core operating income is net of tax, whether or not explicitly noted. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in the “Non-GAAP Financial Measures” section of this proxy statement.
References to our website in this proxy statement are for informational purposes only, and the information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this proxy statement.
2	Chubb Limited 2023 Proxy Statement

Proxy Summary
2023 Annual General Meeting

Date and Time May 17, 2023, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 24, 2023, except as provided in “Who is entitled to vote?” in this proxy statement	Mailing Date On or about April 5, 2023
Meeting Agenda and Board’s Voting Recommendations
Meeting Agenda	Board Vote Recommendation	Page
1 Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2022	For	14
2 Allocation of disposable profit and distribution of a dividend from reserves
2.1 Allocation of disposable profit	For	15
2.2 Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)	For	16
3 Discharge of the Board of Directors	For	18
4 Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor	For	19
4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting	For	19
4.3 Election of BDO AG (Zurich) as special audit firm	For	21
5 Election of the Board of Directors	For each nominee	22
6 Election of the Chairman of the Board of Directors	For	29
7 Election of the Compensation Committee of the Board of Directors	For each nominee	31
8 Election of Homburger AG as independent proxy	For	32
9 Amendments to the Articles of Association
9.1 Amendments relating to Swiss corporate law updates	For	33
9.2 Amendment to advance notice period	For	35
10 Reduction of share capital
10.1 Cancellation of repurchased shares	For	37
10.2 Par value reduction	For	38
11 Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements
11.1 Maximum compensation of the Board of Directors until the next annual general meeting	For	41
11.2 Maximum compensation of Executive Management for the 2024 calendar year	For	43
11.3 Advisory vote to approve the Swiss compensation report	For	46
12 Advisory vote to approve executive compensation under U.S. securities law requirements	For	49
13 Advisory vote on the frequency of the U.S. securities law advisory vote on executive compensation	1 Year	51
14 Shareholder proposal on greenhouse gas emissions targets, if properly presented	Against	52
15 Shareholder proposal on a policy restricting underwriting of new fossil fuel exploration and development projects, if properly presented	Against	56
16 Shareholder proposal on human rights and underwriting, if properly presented	Against	59
Chubb Limited 2023 Proxy Statement	3

Proxy Summary
Director Nominee Information

Our director nominee slate is comprised of 11 current members of our Board of Directors and two new nominees. Each director nominee stands for election to a one-year term annually.
Our Board recommends a vote “FOR” each of the nominees listed below.
See Agenda Item 5 for additional information on our director nominees.
				Current Committee Membership
Nominee	Age	Director Since	Principal Occupation	Executive	Nominating & Governance	Audit	Compensation	Risk & Finance
Evan G. Greenberg	68	2002	Chairman and Chief Executive Officer, Chubb Limited	Chair
Michael P. Connors Lead Director	67	2011	Chairman and Chief Executive Officer, Information Services Group, Inc.	●	●		●
Michael G. Atieh	69	1991	Retired Chief Financial and Business Officer, Ophthotech Corporation					●
Kathy Bonanno	60	2022	Business Finance Officer, Google Cloud			●
Nancy K. Buese	53	New Nominee	Chief Financial Officer, Baker Hughes
Sheila P. Burke	72	2016	Faculty Research Fellow, John F. Kennedy School of Government, Harvard University					●
Michael L. Corbat	62	New Nominee	Former Chief Executive Officer, Citigroup Inc.
Robert J. Hugin	68	2020	Former Chairman and Chief Executive Officer, Celgene Corporation					●
Robert W. Scully	73	2014	Retired Co-President, Morgan Stanley	●		Chair
Theodore E. Shasta	72	2010	Retired Partner, Wellington Management Company			●
David H. Sidwell	70	2014	Retired Chief Financial Officer, Morgan Stanley			●
Olivier Steimer	67	2008	Former Chairman, Banque Cantonale Vaudoise	●				Chair
Frances F. Townsend	61	2020	Senior Counsel and former Executive Vice President for Corporate Affairs, Activision Blizzard	●	●		Chair
Governance Highlights

•
Majority-vote requirement for directors. The Board may not appoint directors to fill vacancies

•
Board of Directors independence

–
92.3% independent

–
Independent Lead Director with significant and substantive powers and responsibilities

–
All independent directors on Audit, Compensation, Nominating & Governance and Risk & Finance Committees

•
Board tenure and refreshment — well-balanced tenure of shorter-, medium- and longer-serving directors; consistent refreshment over time, with 4 new directors since 2020 and 2 new nominees proposed for election
•
Board composition discussed and reviewed at each Nominating & Governance Committee meeting

•
Shareholder ability to call a special meeting

•
Annual shareholder elections of Chairman and Compensation Committee

•
Commitment to productive and collaborative shareholder outreach

•
Board actively monitors succession planning and management

development; succession planning discussion includes consideration of human capital and human resources priorities, including improved gender balance and racial/ethnic diversity at the officer level and in talent acquisition
•
Dedication to responsible Corporate Citizenship through philanthropic, environmental and social initiatives, with Board and senior management oversight

•
Active Board and committee oversight of risk and enterprise risk management framework

4	Chubb Limited 2023 Proxy Statement

Proxy Summary
Compensation Highlights

How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
Core link: Performance measured across 5 key metrics, evaluated comprehensively within the context of the environment in which we operate

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

•
Total shareholder return (TSR) modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid Our Named Executive Officers (NEOs)
CEO total pay
•
$24.75 million, up 1.4% vs. 2021

Other NEO total pay
•
Down 3.8% on average vs. 2021

•
Up 3.7% on average vs. 2021 when excluding the compensation of Paul J. Krump, who retired from the Company effective January 1, 2023 and was not granted a long-term incentive equity award for 2022

Compensation Profile

Approximately 94% of the total direct compensation of our CEO and 87% of the total direct compensation of our other NEOs is variable or “at-risk.” Additionally, with respect to the annual long-term incentive equity award, beginning with the February 2023 grants the Compensation Committee (Committee) moved to 100% performance-based vesting for all equity awards to our NEOs, in the form of performance shares. The Committee eliminated the annual grant of stock options and time-based restricted stock to our NEOs. The compensation components for each of our NEOs as considered by the Committee are summarized in the charts below. Further detail is provided in “2022 NEO Total Direct Compensation and Performance Summary” beginning on page 112.
CEO Total Direct Compensation

Base Salary 6%
Short-Term Incentive/Cash 31%
Long-Term Incentive/Equity 63%
At-Risk Pay 94%
Performance Shares 100%

Other NEOs Total Direct Compensation

Base Salary 13%
Short-Term Incentive/Cash 36%
Long-Term Incentive/Equity 51%
At-Risk Pay 87%
Performance Shares 100%

Chubb Limited 2023 Proxy Statement	5

Proxy Summary
Our CEO Compensation Process

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2022:
6	Chubb Limited 2023 Proxy Statement

Proxy Summary
Pay-for-Performance Framework

Each NEO has an annual cash incentive and long-term incentive opportunity denominated as a multiple of base salary.
	Annual Cash Incentive	Long-Term/Equity Incentive
CEO	0-6X base salary	0-12X base salary
Other NEOs	0-4X base salary	0-8X base salary
The Compensation Committee conducts a holistic review of overall performance, factoring in the context of a highly competitive global insurance environment.
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Compensation Committee reviews and assesses the peers in both groups at least annually.
Financial Performance Peer Group	CEO Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
The Travelers Companies, Inc.

•
Zurich Insurance Group

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.
Why Vote “For” Say-on-Pay?

In support of our Board’s recommendations that you vote “FOR” all of our Swiss and SEC say-on-pay proposals, we highlight the following key factors:

Excellent financial results for 2022 both in absolute terms and relative to peers, reflecting the best full-year financial performance in the Company’s history, including strong net income, records for core operating income, underwriting results and investment income, outstanding underlying fundamentals, and double-digit premium revenue growth:

•
Industry-leading P&C combined ratio of 87.6% improved 1.5 points compared to 89.1% in 2021. The current accident year P&C combined ratio excluding catastrophe losses was a record 84.2% compared to 84.8% in 2021

•
Net income and net income per share of $5.3 billion and $12.55, respectively, compared to records of $8.5 billion and $19.27, respectively, in 2021

•
Record core operating income and core operating income per share of $6.5 billion and $15.24, respectively, up from $5.6 billion and $12.56, respectively, in 2021

•
Consolidated net premiums written of $41.8 billion, up 10.3% from 2021

•
Record pre-tax net investment income and adjusted net investment income of $3.7 billion and $4.0 billion, respectively

•
Book and tangible book value per share decreased 12.9% and 23.5%, respectively, for the year. Excluding accumulated other comprehensive income (loss) (AOCI), which eliminates the effect of items that can fluctuate significantly for reasons outside our control, primarily changes in interest rates and foreign currency, our book value per share and tangible book value per share increased 5.3% and 3.0%, respectively
•
Return on equity (ROE) was 9.6% compared to 14.3% in 2021

•
Core operating ROE was 11.2%, up from 9.9% in 2021

•
Core operating return on tangible equity (ROTE) was 17.2%, up from 15.3% in 2021

•
One-year and three-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 16.0% and 14.6%, respectively; cumulative three-year TSR was 50.4%

Chubb Limited 2023 Proxy Statement	7

Proxy Summary
Successfully executed on significant strategic and operational goals and initiatives, including:
•
Capitalized on market conditions by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Produced record financial performance and advanced strategic goals and initiatives in the midst of continuing geopolitical uncertainty, economic headwinds and the continuing effects of the COVID pandemic

•
Managed inflationary pressures by enhancing capabilities to monitor and react quickly to loss cost inflation, including through pricing actions and adjusting outstanding reserves

•
Implemented reinvestment strategies in a changing interest rate environment and achieved record investment income

•
Advanced longer-term strategic objectives by completing acquisition of Cigna’s personal accident, supplemental health and life insurance businesses in the Asia-Pacific region; advanced integration objectives while meeting or exceeding key financial targets

•
Substantially enhanced and expanded life insurance business with Cigna acquisition and recruitment of new senior leadership team members; implemented strategic plan for continued growth

•
Executed on China strategy by receiving regulatory approval to acquire 83.2% ownership in Huatai Insurance Group, a Chinese insurance company with more than 700 branches and approximately 19 million customers

•
Enhanced natural catastrophe capabilities and modeling to manage wind, flood and wildfire risk aggregations in a more granular, practical and insightful manner

•
Accelerated digital transformation with strong growth in digital product revenue and continued progress on extensive business and technology innovations

•
Improved gender balance and racial diversity at the leadership level and in early career hiring, and reinforced leadership accountability through goal-setting and linkage to performance reviews and compensation at the executive level

•
Strengthened talent pipeline through external hiring (nearly 7,000) and internal promotions (more than 6,000), as well as employee development and training

•
Continued industry leadership on climate issues with appointment of the Company’s first Global Climate Officer, adoption of a new Climate Change Policy to support a realistic, scientifically-based transition to a net zero economy, creation of the new Chubb Climate+ business unit to support companies engaged in developing technologies and processes to lower carbon emissions, and leading industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

8	Chubb Limited 2023 Proxy Statement

Proxy Summary
Long-Term Performance Highlights

Chubb has a distinguished and consistent track record of performance and outperformance relative to its insurance industry peers. The following charts reflect our performance across key financial and operating measures starting in 2004 when Evan Greenberg became CEO of the Company.

Core Operating Income

2004-2022 Core Operating Income against Financial Performance Peer Group average (indexed to Chubb 2004 core operating income)*

$9B
$6B
$3B
$0B
$-3B
$-6B
2004
2009
2013
2017
2022

* Chubb core operating income grew from $1 billion in 2004 to $6.46 billion in 2022 (546%). Average peer generated only $765 million in 2022 for every $1 billion of core operating income in 2004 (-23.5%). Zurich Insurance Group is presented with net income because it does not use core operating income as a financial measure.

P&C Combined Ratio

2004-2022 P&C Combined Ratio against Financial Performance Peer Group average*

105%
100%
95%
90%
85%
2004
2009
2013
2017
2022

* A lower P&C combined ratio represents more profitable underwriting operations.

Total Shareholder Return

2004-2022 TSR against Financial Performance Peer Group average*

$350
$300
$250
$200
$150
$100
$50
$0
2004
2009
2013
2017
2022
Chubb
Peer Average

* An investment in one Chubb share on January 1, 2004 ($41.15) was worth $329.83 at December 31, 2022 (including dividend reinvestment), versus $166.06 for the same amount invested in the average share of our peers.

Source: SNL and company disclosures
Chubb Limited 2023 Proxy Statement	9

Proxy Summary
Chubb Book Value per Share & Tangible Book Value per Share

2022 Performance: Key Metrics and Strategic Achievements

The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR. The Committee reviews relative Company financial performance against the Financial Performance Peer Group.
On average across the key metrics, our performance relative to the Financial Performance Peer Group was at the 83rd percentile. Overall 2022 financial results were excellent and reflect the best full-year financial performance in the Company’s history, with record core operating income on both a per share and dollar basis from record P&C underwriting and investment income, outstanding fundamentals and double-digit premium revenue growth. On an absolute basis, the Company exceeded prior year performance on four of the five key metrics, and plan on three of the five metrics. On a relative basis, Chubb outperformed its peers on each of the key metrics, and significantly outperformed relative to peers on four of the five metrics as described below. The Committee also recognized strong 1-year and excellent 3-year TSR results relative to the peer group.
Core operating income	$6.5B
Core operating income was a record for the Company in 2022, and exceeded plan and substantially exceeded prior year. Core operating income growth was at the 82nd percentile of the Financial Performance Peer Group.

Core operating return on equity (ROE)	11.2%	Core operating ROE performance exceeded prior year and was slightly above plan. Performance was at the 59th percentile of the Financial Performance Peer Group.
Core operating return on tangible equity (ROTE)	17.2%	Core operating ROTE performance exceeded both prior year and plan. Performance was at the 73rd percentile of the Financial Performance Peer Group.
P&C combined ratio	87.6%
P&C combined ratio relative performance was better than that of every company in our Financial Performance Peer Group (100th percentile). Absolute performance improved from prior year but was slightly below plan. Current accident year P&C combined ratio excluding catastrophe losses was a record 84.2%.

Tangible book value per share growth	-23.5%
Tangible book value per share relative performance was better than that of every company in our Financial Performance Peer Group (100th percentile). Absolute performance was below both prior year and plan, primarily due to the mark to market impact of rising interest rates on our investment portfolio and foreign exchange. Excluding AOCI, which eliminates the effect of these items, tangible book value per share increased 3.0% from prior year.

Total shareholder return	16.0% 1-year 14.6% 3-year	Our strong 1-year and 3-year annualized TSR were at the 59th and 100th percentiles, respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 50.4%.
10	Chubb Limited 2023 Proxy Statement

Proxy Summary
Moreover, Chubb continued to invest in its future through the successful execution of established and opportunistic strategic objectives, including capitalizing on market conditions, executing on growth initiatives both organically and through strategic acquisitions including Cigna’s Asia business and our investment in Huatai in China, furthering our digital and technological capabilities, enhancing organizational effectiveness and leadership diversity, and taking concerted and substantive actions to address climate change as an insurer and corporate citizen. See “Why Vote ‘For’ Say-on-Pay?” beginning on page 7 for additional information on these achievements.
2022 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2022 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.
When deciding 2022 variable pay for the CEO and other NEOs, including both cash bonuses and long-term incentive equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove record operating earnings on both a per share and dollar basis, record underwriting and investment income, outstanding premium revenue growth and underwriting margin improvement.
The Compensation Committee determined to increase the CEO’s variable compensation, reflecting the Company’s excellent 2022 financial performance, execution and progress on short-, medium- and long-term operational and strategic objectives, and value created for shareholders. The CEO’s annual cash bonus was increased 2.7% from $7.5 million to $7.7 million. The long-term incentive equity award was increased 1% from $15.5 million to $15.65 million, and in making such decision the Committee determined to eliminate stock options from the CEO’s annual equity grant, resulting in an equity award comprising 100% performance shares that require the achievement of certain Company performance-based criteria to vest. Relatedly, the Committee determined to adjust the maximum payout opportunity on performance shares when achievement of all performance share vesting criteria is satisfied from 165% to 200% of target. The Committee believes that requiring the entirety of the CEO’s (and other NEOs’) equity awards to vest, if at all, depending on Company performance, and eliminating solely time-based equity vesting, more closely aligns the pay of our CEO and other NEOs with long-term Company financial performance and the creation of shareholder value. The Committee further determined to increase the CEO’s base salary from $1.4 million to $1.6 million, taking into account that the CEO’s base salary had not been increased since 2015.
The Compensation Committee believes that 2022 compensation decisions for the CEO and other NEOs are reflective of the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders. Further details on the compensation decisions for the CEO and other NEOs are described in “2022 NEO Total Direct Compensation and Performance Summary” beginning on page 112.
The Compensation Committee’s and Board’s compensation decisions for 2022 reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts. The success of this philosophy is demonstrated in this year’s excellent financial performance, both on an absolute basis and relative to Chubb’s Financial Performance Peer Group, as well as in long-term stock price performance.

Chubb Limited 2023 Proxy Statement	11

Proxy Summary
2022 Summary Compensation Table Information

The table below sets forth 2022 compensation for our NEOs as calculated in accordance with applicable SEC regulations. Additional detail, including the full Summary Compensation Table which also includes 2021 and 2020 data and explanatory footnotes, can be found in the Executive Compensation section of this proxy statement.
Name and Principal Position	Salary	Bonus	Stock Awards	Option Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Evan G. Greenberg Chairman and Chief Executive Officer	$1,400,000	$7,700,000	$11,625,143	$3,022,290	—	$1,404,637	$25,152,070
Peter C. Enns Chief Financial Officer	$880,000	$1,528,000	$1,800,027	$467,971	—	$252,138	$4,928,136
John W. Keogh President and Chief Operating Officer	$1,088,462	$3,084,000	$5,250,013	$1,364,909	—	$525,036	$11,312,420
Paul J. Krump* Former Vice Chairman, Global Underwriting and Claims	$900,000	$3,074,000	$2,325,267	$604,466	—	$419,958	$7,323,691
John J. Lupica Vice Chairman; President, North America Insurance	$938,461	$2,814,000	$3,750,123	$974,946	—	$552,480	$9,030,010

*
Mr. Krump retired from the Company effective January 1, 2023, but remains an NEO for 2022 in accordance with SEC regulations.

Executive Compensation, Good Governance and Risk Management

Our executive compensation program and practices are consistent with our strong culture of good corporate governance and effective enterprise risk management. Our compensation practices take into account risk management and, through significant “at-risk” pay, performance-based vesting criteria, and other means, broadly align total compensation with the medium- and long-term financial results of the Company.
The key objectives of our executive compensation program are to:
•
Emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance.

•
Assure that executives do not take imprudent risks to achieve compensation goals.

•
Provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.

Sound corporate governance through the institution or prohibition of certain policies and practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, ensure that these key objectives are fulfilled.
Our corporate governance helps us mitigate and manage risks we face as an organization by providing a framework that guides how management runs the business and how our Board provides oversight. This is especially pertinent as it applies to our executive compensation program, and our Compensation Committee has taken steps to ensure that our program aligns with our corporate values and culture by adopting policies that discourage excessive risk-taking, ensure a stake in long-term Company performance and hold executives accountable for individual and Company performance.
12	Chubb Limited 2023 Proxy Statement

Proxy Summary
What We Do	What We Don’t Do

•
Substantial equity component to align pay with performance

•
Beginning in 2023 the annual equity award for all NEOs comprises 100% performance shares

•
Performance share awards have 3-year cliff vesting and two operating metrics (tangible book value per share growth and P&C combined ratio) that drive long-term shareholder value

•
Significant amount of at-risk pay (94% for CEO, 87% for other NEOs)

•
Significant mandatory share ownership requirements (CEO 7X base salary; other NEOs 4X base salary)

•
Independent compensation consultants at every Compensation Committee meeting

•
Double trigger change in control payout

•
Detailed Company and individual performance criteria covering both financial and operational/strategic performance

•
Clawback of all incentive compensation (cash bonus and equity, vested and unvested) in certain circumstances

•
Peer groups reevaluated annually

•
Employment agreements with non-competition and non-solicitation terms for Executive Management

•
Compensation Committee considers shareholder feedback in evaluating compensation program and disclosure

•
No hedging of Chubb securities

•
No repricing or exchange of underwater stock options

•
No options backdating

•
No special tax gross ups

•
No new pledging of Chubb shares owned by executive officers or directors

•
No excessive perquisites for executives

•
No multi-year guaranteed bonuses

•
No disproportionate supplemental pensions

•
No annual pro-rata vesting of performance share awards or second chance “look back” vesting

In developing and maintaining a compensation program that appropriately rewards pay for performance and drives shareholder value, our Compensation Committee periodically:
•
Reviews the components of total compensation and the appropriate level of compensation that should be variable or “at-risk” (for additional information on the components of total compensation, see “Compensation Profile” on page 5).

•
Analyzes our long-term equity awards so that vesting periods and terms are aligned with long-term shareholder interests.

•
Re-evaluates the composition of our CEO Compensation Benchmarking and Financial Performance Peer Groups.

Our Compensation Committee works closely with our independent compensation consultants to analyze market data, review peer groups, evaluate trends in best practices and assist the Compensation Committee in determining the appropriate amount and forms of compensation paid to our executives.
The Compensation Committee may make changes to our compensation program based on its independent judgment, including upon the consideration of best practices and shareholder feedback.
Chubb Limited 2023 Proxy Statement	13

Agenda Item 1
Approval of the Management Report, Standalone Financial
Statements and Consolidated Financial Statements of Chubb Limited
for the Year Ended December 31, 2022
Agenda Item

Our Board of Directors is asking shareholders to approve Chubb Limited’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2022.
Explanation

Under Swiss law, our management report, standalone financial statements and consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.
These items are all included in the Chubb Limited Annual Report for the fiscal year ended December 31, 2022 (the Annual Report), which is part of the proxy materials we provide. Specifically, the Annual Report contains:
•
the standalone Swiss statutory financial statements of Chubb Limited (which do not consolidate the results of operations for Chubb Limited’s subsidiaries);

•
the standalone Swiss statutory compensation report of Chubb Limited (the Swiss Compensation Report);

•
Chubb Limited’s consolidated financial statements for the year ended December 31, 2022;

•
the reports of our statutory auditor and independent registered public accounting firm; and

•
information on the Company’s business, organization and strategy (which forms the management report as defined under Swiss law).

Copies of our 2022 Annual Report and this proxy statement will be available to all shareholders entitled to vote at the May 17, 2023 annual general meeting of shareholders (the Annual General Meeting), on the Internet at http://www.envisionreports.com/CB on or about April 5, 2023.
The Company’s statutory auditor, PricewaterhouseCoopers AG, Zurich, Switzerland, has issued an unqualified recommendation to the Annual General Meeting that Chubb
Limited’s statutory financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the financial statements for the year ended December 31, 2022 comply with Swiss law and the Company’s Articles of Association.
PricewaterhouseCoopers AG has also issued an unqualified recommendation that the Company’s consolidated financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Chubb Limited as of December 31, 2022, and the results of operations and the cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law, and has reported on other legal requirements.
Representatives of PricewaterhouseCoopers AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
What Happens If Shareholders Do Not Approve This Proposal?

If shareholders do not approve this proposal, then shareholders would be precluded from approving the allocation of disposable profit and distribution of a dividend as set out in Agenda Items 2.1 and 2.2.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
14	Chubb Limited 2023 Proxy Statement

Agenda Item 2
Allocation of Disposable Profit and Distribution of a Dividend out of
Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)
2.1 Allocation of disposable profit

Agenda Item

Our Board of Directors is asking shareholders to approve that the Company’s disposable profit (including the profit for the year and the other items as shown below and on Chubb Limited’s standalone financial statements) be carried forward.
The following table shows the appropriation of available earnings as proposed by the Board of Directors for the year ended December 31, 2022:
(in millions of Swiss francs)
Balance brought forward	15,307
Profit for the year	7,648
Cancellation of treasury shares	(3,777)
Attribution to reserve for treasury shares	374
Balance carried forward	19,552
Explanation

Under Swiss law, the allocation of the Company’s profit or loss must be submitted to shareholders for approval or disapproval at each annual general meeting.
Our Board of Directors continues to believe that it is in the best interests of the Company and its shareholders to retain our earnings for future investment in the growth of our business, for share repurchases, for the possible acquisition of other companies or lines of business, and for dividends out of legal reserves as described in this proxy statement.
The Company’s statutory auditor, PricewaterhouseCoopers AG, has confirmed, in its audit report on the statutory financial statements of the Company for the year ended December 31, 2022, that the proposed appropriation of available earnings complies with Swiss law and the Company’s Articles of Association.
Accordingly, the Board is proposing that all retained earnings at the disposal of the Annual General Meeting be carried forward. The Board is also proposing a dividend to shareholders under Agenda Item 2.2.
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

Chubb Limited 2023 Proxy Statement	15

Agenda Item 2
2.2. Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Explanation

Our Board of Directors is requesting shareholder approval for an annual dividend of up to USD $3.44 per share, to be paid in installments as determined by the Board of Directors from a separate dividend reserve account. The separate dividend account would be in CHF in accordance with our Swiss statutory financial statements and Swiss law and is the same method approved at our annual general meeting last year. This reserve account would be larger, based on current exchange rates, than the maximum dividend amount we intend to pay out, in order to permit payment of the entire USD $3.44 per share even in the event of material currency fluctuations. Amounts remaining in the dividend reserve account following dividend payments would be returned to the capital contribution reserve as of the date of the 2024 annual general meeting.
Dividend Reserve

Under this proposed process for a dividend, shareholders fix an aggregate CHF amount to be allocated from our capital contribution reserves to a special reserve account, where the amount will be available for the payment of dividends.
Our Board of Directors has proposed that the maximum amount legally available to pay the annual dividend be CHF 2.2 billion. The amount reflects an annual dividend increase of USD $0.12 per Chubb Limited Common Share, currently with a par value of CHF 24.15 per share (a Common Share).
If approved by shareholders, the maximum amount legally available to pay a dividend will be released from the capital contribution reserves account, a sub-account of legal reserves, and be segregated to a dividend reserve account. We refer to this amount in the dividend reserve account as the Dividend Reserve. While dividend payments would reduce the Dividend Reserve on our Swiss balance sheet, the payments are not required to be sourced from CHF-denominated assets; in fact, we typically source dividend payments from assets already denominated in USD or equivalent, thereby avoiding currency exchange expense.
Annual Dividend and Board Discretion

Following shareholder approval, the Board of Directors is authorized to use the Dividend Reserve to distribute a dividend to shareholders in installments up to a maximum of USD $3.44 per share (the Annual Dividend). The Board will determine the record and payment dates at which the Annual Dividend may be paid (or, if circumstances warrant, refrain from paying it) in one or more installments, until the date of the 2024 annual general meeting.
The Board currently expects to pay the full USD $3.44 per share of the Annual Dividend in four equal quarterly installments of USD $0.86 each.
The total amount of dividends paid is limited to the amount of the Dividend Reserve expressed in Swiss Francs, which is required under Swiss law. The amount of the Dividend Reserve as proposed is high enough to permit payment of the full USD $3.44 per share Annual Dividend even if there are material currency fluctuations between the Swiss Franc and the U.S. dollar or the Company issues new shares. Should, however, these fluctuations or new share issuances result in payouts of the Annual Dividend that exceed the Dividend Reserve, the Annual Dividend’s installments would have to be capped accordingly. In the unlikely event that the Annual Dividend must be cut back in this way, our Board would propose payment of the unpaid amount in the dividend proposal at the next annual general meeting or call an extraordinary general meeting for that purpose.
Agenda Item

Our Board of Directors proposes:
(a)
that an aggregate amount equal to CHF 2,200,000,000 be released from the capital contribution reserves account, a sub-account of legal reserves, and allocated to a segregated dividend reserve account from capital contribution reserves (Dividend Reserve), and

(b)
to distribute a dividend to the shareholders up to an aggregate amount totaling USD $3.44 per Common Share from, and limited at a maximum to the amount of, the Dividend Reserve in one or more installments, in such amounts and on such record and payment dates as determined by the Board in its discretion.

If the Board of Directors deems it advisable for the Company, the Board of Directors shall be authorized to abstain (in whole or in part) from distributing a dividend in its discretion. The authorization of the Board of Directors to distribute the installments from the Dividend Reserve will expire on the date of the 2024 annual general meeting, on which date any balance remaining in the Dividend Reserve will be automatically reallocated to the capital contribution reserves account of legal reserves.

16	Chubb Limited 2023 Proxy Statement

Agenda Item 2
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Company will be prohibited from paying a dividend to shareholders. In such a case, the Board will consider the reasons the shareholders did not approve the proposal, if known, and may call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

Chubb Limited 2023 Proxy Statement	17

Agenda Item 3
Discharge of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to discharge the Board of Directors for the financial year ended
December 31, 2022.
Explanation

As is customary for Swiss corporations and in accordance with Article 698, para. 2, no. 5 of the Swiss Code of Obligations as well as Article 9, no. 4 of our Articles of Association, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended December 31, 2022. This discharge is not for liability relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the Annual General Meeting.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes, blank or invalid ballots or the votes of any member of or nominee to the Company’s Board of Directors, any executive officer of the Company or any votes represented by the Company, is required to approve this agenda item.
18	Chubb Limited 2023 Proxy Statement

Agenda Item 4
Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

Agenda Item

Our Board of Directors is asking shareholders to elect PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending
December 31, 2023.
Explanation

Our shareholders must elect an audit firm supervised by the Swiss Federal Audit Oversight Authority as statutory auditor. The statutory auditor’s main task is to audit the standalone statutory financial statements and consolidated financial statements of Chubb Limited. Our Board of Directors has recommended that PricewaterhouseCoopers AG, Birchstrasse 160, CH-8050 Zurich, Switzerland (PwC AG), be elected as our statutory auditor for our consolidated financial statements and standalone statutory financial statements.
Representatives of PwC AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see the explanation of Agenda Item 4.2. Please see the Audit Committee Report included in this proxy statement for additional information about our auditors.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

Agenda Item

Our Board of Directors is asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
Explanation

Our Board of Directors and the Audit Committee recommend that our shareholders ratify the appointment of
PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania, 19103, United States (PwC LLP), an affiliate of PwC AG, as our independent registered public accounting firm for purposes of U.S. securities law reporting. The Audit Committee recommends the appointment of our independent registered public accounting firm to the Board for ratification by our shareholders annually.
Our Audit Committee evaluates the qualification, performance and independence of our independent registered public accounting firm and periodically considers auditor rotation. In determining whether to reappoint the Company’s independent registered public accounting firm, the Audit

Chubb Limited 2023 Proxy Statement	19

Agenda Item 4
Committee takes into consideration a number of factors, including the length of time the firm has been engaged, the quality of the Audit Committee’s ongoing discussions with the firm, the firm’s global capabilities and depth of understanding of our businesses, and an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team. The Audit Committee also evaluates the appropriateness of fees for audit and non-audit services, and reviews and approves both the audit scope and estimated fees for professional services for the coming year as well as the related pre-approval policy described below. Additionally, the Audit Committee reviews and approves the integrated annual joint audit plan prepared by PwC LLP and the Company’s internal auditor.
PwC LLP (or its predecessor Coopers & Lybrand LLP) has had a working association with the Company, and has had the responsibility for examining the consolidated financial statements of the Company and its subsidiaries, since 1985. Representatives of PwC LLP are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by PwC AG, PwC LLP and their affiliates, which we collectively refer to as PwC, for the audit of our annual consolidated financial statements for 2022 and 2021 and fees for other services rendered by PwC for such periods:
	2022	2021
Audit fees1	$29,816,000	$24,698,000
Audit-related fees2	5,489,000	1,795,000
Tax fees3	1,616,000	2,280,000
All other fees4	446,000	179,000
Total	$37,367,000	$28,952,000
The fees in the table above include “out-of-pocket” expenses incurred by PwC and billed to the Company in connection with these services of $650,000 for 2022 and $325,000 for 2021.
1
Audit fees for the year ended December 31, 2022 increased by $5,118,000 principally related to the acquisition of Cigna’s Asia business and implementation of the Long Duration Targeted Improvement (LDTI) accounting guidance. The fees for 2022 and 2021 were for professional services rendered in connection with: the integrated audits of our consolidated financial statements and internal controls over financial reporting, the statutory and U.S. GAAP audits of various subsidiaries, and comfort letters and consents issued in connection with registration statements which we filed with the SEC.

2
Audit-related fees for the year ended December 31, 2022 increased by $3,694,000 principally related to the implementation of the IFRS 17 accounting guidance. The fees in 2022 and 2021 were for financial, accounting, or regulatory reporting matters ($5,046,000 for 2022 and $1,428,000 for 2021) and internal control reviews ($443,000 for 2022 and $367,000 for 2021).

3
Tax fees for the years ended December 31, 2022 and 2021 were for professional services rendered in connection with expatriate tax services ($345,000 for 2022 and $1,000,000 for 2021), tax compliance ($673,000 for 2022 and $675,000 for 2021), and tax planning ($598,000 for 2022 and $605,000 for 2021).

4
All other fees for the years ended December 31, 2022 and 2021 were for professional services and expenses rendered in connection with software licensure fees ($26,000 for 2022 and $9,000 for 2021), industry market research and survey services ($8,000 for 2022 and $29,000 for 2021), and various compliance and other projects ($412,000 for 2022 and $141,000 for 2021).

Pre-Approval Policy of Audit and Non-Audit Services

The Audit Committee has adopted the following policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence.
Before engaging independent auditors for the next year’s audit, management will submit a list of services and related fees expected to be incurred during that year to the Audit Committee for approval. The Audit Committee will review, and if it deems appropriate, pre-approve and ratify the budgeted amount of fees within each of the categories and require management and the auditor to report actual fees versus the budget periodically throughout the year by category of service.
Either the Audit Committee Chair or the entire Audit Committee must pre-approve the provision of any significant additional audit and non-audit fees in excess of the budgeted amount. If the Audit Committee Chair pre-approves such amounts, it is reported to the entire Audit Committee at its next meeting. All fees related to internal control work are pre-approved by the Audit Committee before such services are rendered. The Audit Committee approved all of the 2022 fees described on this page pursuant to its pre-approval policies and procedures.
The Audit Committee also reviewed, at its December 2022 meeting, the audit services and non-audit services budgeted fees for 2023. The Audit Committee also reviewed all non-audit services provided in 2022 and concluded that the provision of such services was compatible with the maintenance of PwC’s independence in the conduct of its audit functions.
Please see the Audit Committee Report included in this proxy statement for additional information about our Audit Committee and PwC.

20	Chubb Limited 2023 Proxy Statement

Agenda Item 4
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
4.3 Election of BDO AG (Zurich) as special audit firm

Agenda Item

Our Board of Directors is asking shareholders to elect BDO AG, Schiffbaustrasse 2, CH-8031 Zurich, Switzerland as the Company’s special audit firm until our next annual general meeting.
Explanation

Under Swiss law, special reports by an audit firm supervised by the Swiss Federal Audit Oversight Authority are required in connection with certain corporate transactions, including certain types of increases in share capital. We have been informed that, because of the auditor independence requirements under U.S. federal securities laws, PwC AG cannot act as our special audit firm with respect to certain types of capital increases.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

Chubb Limited 2023 Proxy Statement	21

Agenda Item 5
Election of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees listed below individually to the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, our shareholders elect all of our directors annually. Our Board may not appoint directors to fill vacancies.
Our Articles of Association state that the Board of Directors must consist of three to 20 members, the exact number to be determined by shareholders.
For more information about our Board of Directors, please see their biographical information in this agenda item and the “Corporate Governance” section of this proxy statement.
Our Director Nominating Process and Board Composition Criteria

Our Nominating & Governance Committee regularly reviews the composition of the Board and relevant criteria, including diversity, tenure, skills and qualifications. Based on their assessment, the Committee recommends director nominees to the Board. The Committee takes its duties to evaluate Board composition very seriously and carefully considers relevant individual and collective criteria to cultivate a diversified Board with a variety of complementary skill sets, qualifications, backgrounds and experiences. We believe this results in a set of candidates whose individual and collective attributes best suit the Company and its complex financial, strategic, operational, governance, regulatory, risk management and other priorities.
We believe our Board has been highly effective, as evidenced by the Company’s outstanding short-, medium- and long-term performance. The Board is competent on all key matters facing the Company.
Directors must also demonstrate the highest personal and professional integrity and commitment to ethical and moral conduct, and must respect and reflect Chubb values and culture. Each director should also be able and prepared to provide wise and thoughtful counsel to management on strategy and the full range of potential issues facing the Company. Each director should represent all shareholders and not any special interest group or constituency. They also must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long term, if called upon.
Our Nominating & Governance Committee considers a variety of skills, qualifications, backgrounds and experiences in evaluating collective Board composition and assessing individual directors and director nominees, some of which are noted below. In addition to the specific expertise and experience identified below, other factors for Board consideration include professional reputation, integrity, collegiality and diversity of backgrounds and perspectives, as well as gender and racial/ethnic diversity.
Skills, Qualifications and Experiences Matrix
• Corporate Strategy • CEO Experience or Similar • Digital/Cybersecurity/Technology • Financial Literacy/Accounting • Financial Services Industry	• Governance/Compliance • Government/Regulatory/Public Policy • Insurance and Reinsurance Industry • Global Business • M&A/Business Development
The above is not an exhaustive list. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
22	Chubb Limited 2023 Proxy Statement

Agenda Item 5
Our Director Nominees

Our Board of Directors has nominated a slate of 13 director nominees, comprised of 11 current directors and two new nominees, for election to the Board of Directors. All elected directors will serve a one-year term from the 2023 Annual General Meeting until our next annual general meeting. There will be a separate vote on each nominee.
The current directors who are standing for re-election are Evan G. Greenberg, Michael P. Connors, Michael G. Atieh, Kathy Bonanno, Sheila P. Burke, Robert J. Hugin, Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. The new director nominees are Nancy K. Buese and Michael L. Corbat.
Two of our current directors, Mary Cirillo and Luis Téllez, are retiring from our Board of Directors at the expiration of their terms as of the Annual General Meeting and are not standing for re-election. We thank both Ms. Cirillo and Mr. Téllez for their exemplary service on our Board of Directors.
Our Nominating & Governance Committee regularly considers and will continue to assess Board size, tenure and refreshment, and whether the Board has the right mix of skills, qualifications, backgrounds and experiences. We believe 13 directors is the appropriate size for the Board at this time.
Biographical information for each of the nominees is included below.
Evan G. Greenberg Chairman and Chief Executive Officer, Chubb Limited Age: 68 Years of Service: 21 Committee Memberships: Executive (Chairman)
Evan G. Greenberg was elected as our Chairman of the Board in May 2007. We appointed Mr. Greenberg as our President and Chief Executive Officer in May 2004 and as our President and Chief Operating Officer in June 2003. In April 2002, Mr. Greenberg was appointed to the position of Chief Executive Officer of ACE Overseas General. Mr. Greenberg joined the Company as Vice Chairman, ACE Limited, and Chief Executive Officer of ACE Tempest Re in November 2001. Prior to joining the Company, Mr. Greenberg was most recently President and Chief Operating Officer of American International Group, Inc. (AIG) from 1997 until 2000. From 1975 until 1997, Mr. Greenberg held a variety of senior management positions at AIG, including President and Chief Executive Officer of AIU, AIG’s foreign general insurance organization.
Skills and Qualifications:
Mr. Greenberg has a long and distinguished record of leadership and achievement in the insurance industry. He has been our Chief Executive Officer since 2004 and has served in senior management positions in the industry for more than 45 years. Mr. Greenberg’s record of managing large and complex insurance operations and the skills he developed in his various roles suit him for his role as a director of the Company and Chairman of the Board, in addition to his Chief Executive Officer position.

Michael P. Connors
Chairman and
Chief Executive Officer,
Information Services Group, Inc.
Independent Lead Director
Age: 67
Years of Service: 12
Committee Memberships:
Compensation,
Nominating & Governance,
Executive

Michael P. Connors is Chairman of the Board and Chief Executive Officer of Information Services Group, Inc., a technology insights, market intelligence and advisory services company. He is also a founder of that company. Mr. Connors served as a member of the Executive Board of VNU N.V., a worldwide media and marketing information company, from the merger of ACNielsen into VNU in 2001 until 2005, and he served as Chairman and Chief Executive Officer of VNU Media Measurement & Information Group and Chairman of VNU World Directories until 2005. He previously was Vice Chairman of the Board of ACNielsen from its spin-off from the Dun & Bradstreet Corporation in 1996 until 2001, was Senior Vice President of American Express Travel Related Services from 1989 until 1995, and before that was a Corporate Vice President of Sprint Corporation. Mr. Connors was during the past five years a member of the Board of Directors of Eastman Chemical Company.
Skills and Qualifications:
Mr. Connors is a successful chief executive officer, who brings to the Board substantial corporate management experience in a variety of industries as well as expertise in marketing, media and public relations through his high-level positions at marketing and information-based companies. Mr. Connors’ skills are enhanced through his current and past experience serving on several public company boards, which furthers his ability to provide valued oversight and guidance to the Company as independent Lead Director and strategies to inform the Board’s general decision-making, particularly with respect to management development, executive compensation and other human resources issues, as well as information technology matters. He has also served as the chair of two compensation committees.

Chubb Limited 2023 Proxy Statement	23

Agenda Item 5
Michael G. Atieh Retired Chief Financial and Business Officer, Ophthotech Corporation Age: 69 Years of Service: 32 Committee Memberships: Risk & Finance
Michael G. Atieh served as Executive Vice President and Chief Financial and Business Officer of Ophthotech Corporation (a biopharmaceutical company) from September 2014 until March 2016. From February 2009 until its acquisition in February 2012, Mr. Atieh was Executive Chairman of Eyetech Inc., a private specialty pharmaceutical company. He served as Executive Vice President and Chief Financial Officer of OSI Pharmaceuticals from June 2005 until December 2008. Mr. Atieh is currently a director and Chairman of the Audit Committee of Immatics N.V. Mr. Atieh served as a director and Chairman of the Audit Committee of Oyster Point Pharma, Inc. from October 2020 to January 2023. He also served as a member of the Board of Directors of electroCore, Inc. from June 2018 to June 2022, a member of the Board of Directors of Theravance Biopharma, Inc. from June 2014 to April 2015, and as a member of the Board of Directors and Chairman of the Audit Committee of OSI Pharmaceuticals from June 2003 to May 2005. Previously, Mr. Atieh served at Dendrite International, Inc. as Group President from January 2002 to February 2004 and as Senior Vice President and Chief Financial Officer from October 2000 to December 2001. He also served as Vice President of U.S. Human Health, a division of Merck & Co., Inc., from January 1999 to September 2000, as Senior Vice President — Merck-Medco Managed Care, L.L.C., an indirect wholly-owned subsidiary of Merck, from April 1994 to December 1998, as Vice President — Public Affairs of Merck from January 1994 to April 1994 and as Treasurer of Merck from April 1990 to December 1993.
Skills and Qualifications:
Mr. Atieh brings a wealth of diverse business experience to the Board which he gained as a senior executive in a Fortune 50 company, large and small biotechnology companies, and technology and pharmaceutical service companies. His experience in finance includes serving as a chief financial officer, developing and executing financing strategies for large acquisitions, and subsequently leading the integration efforts of newly acquired companies. He was an audit manager at Ernst & Young and has served as chair of the audit committee of Chubb and other public companies. Mr. Atieh also has deep knowledge of sales and operations gained from over a decade of experience in these disciplines, with extensive customer-facing responsibilities that also contribute to his value as a director.
Mr. Atieh has served as a member of our Board since 1991 and as a result has significant experience and understanding of the Company’s business, growth, development, evolution and major risk, financial, operational and strategic considerations. His in-depth knowledge of the Company and its history adds significant value to our Board, particularly in supporting the development of our newer directors.

Kathy Bonanno Business Finance Officer, Google Cloud Age: 60 Years of Service: 1 Committee Memberships: Audit
Kathy Bonanno has served as Business Finance Officer of Google Cloud (cloud computing services) since August 2020. Prior to that, from April 2014 until July 2020, Ms. Bonanno held a variety of senior finance positions with Palo Alto Networks (cybersecurity), including Chief Financial Officer from November 2017 until July 2020, Senior Vice President, Finance, from November 2016 to November 2017, and Vice President, Finance, from April 2014 until November 2016. In her 30 years of business experience she also held a variety of senior finance roles at Symantec Corporation (cybersecurity) from July 2006 to March 2014, and was employed in a variety of roles, including Managing Director Investor Relations, at American Airlines from September 1987 to June 2006.
Skills and Qualifications:
Ms. Bonanno’s significant financial and financial reporting experience, including as a former chief financial officer of a public company, brings substantial value to our Board of Directors. Additionally, her extensive executive management experience with cloud computing and cybersecurity companies provides insights, perspective and understanding of key digital, technology and cyber priorities and related risks for the Company both as an insurer and a large multinational company.

24	Chubb Limited 2023 Proxy Statement

Agenda Item 5
Nancy K. Buese Chief Financial Officer, Baker Hughes Age: 53 Years of Service: New Nominee
Nancy K. Buese has served as Chief Financial Officer of Baker Hughes Company (supplier of products and services to the energy industry) since November 2022. Prior to that, Ms. Buese served as Executive Vice President and Chief Financial Officer of Newmont Corporation (precious metals and mining) from October 2016 to November 2022. Before her role at Newmont, Ms. Buese was Executive Vice President and Chief Financial Officer of MPLX (energy company), and prior to MPLX’s acquisition of MarkWest Energy Partners, L.P. in 2015, Ms. Buese served as Executive Vice President and Chief Financial Officer of MarkWest for 11 years. Ms. Buese is a certified public accountant and a former partner with Ernst & Young. Ms. Buese was a director of The Williams Companies, Inc., from 2018 to February 2023, serving on the Compensation & Management Development and Environmental, Health & Safety Committees at the time of her departure from the board, and from 2009 to 2017 served as a director and chaired the audit committee of UMB Financial Corporation. Since September 2022, Ms. Buese has served as a consultant to Chubb’s Board of Directors (which role will terminate as of the Annual General Meeting).
Skills and Qualifications:
Ms. Buese’s significant financial and financial reporting knowledge and more than 25 years in finance leadership roles, including as a public company chief financial officer, audit committee chair, and certified public accountant, would bring substantial value to our Board of Directors. Additionally, her extensive executive management and board experience in the energy industry would also provide our Board with a unique perspective and insight on environmental and sustainability matters for the Company as both an insurer and corporate citizen.

Sheila P. Burke Faculty Research Fellow, John F. Kennedy School of Government, Harvard University Age: 72 Years of Service: 7 Committee Memberships: Risk & Finance
Sheila P. Burke is a Faculty Research Fellow at the Malcolm Wiener Center for Social Policy, and has been a Member of Faculty at the John F. Kennedy School of Government, Harvard University, since 2007. She has been a Senior Public Policy Advisor at Baker, Donelson, Bearman, Caldwell & Berkowitz since 2009. From 1997 to 2016, Ms. Burke was a member of the board of directors of The Chubb Corporation (Chubb Corp.) and served as chair of its Corporate Governance & Nominating Committee and as a member of the Chubb Corp. board’s Executive Committee and Organization & Compensation Committee at the time of the merger with the Company. From 2004 to 2007, Ms. Burke served as Deputy Secretary and Chief Operating Officer of the Smithsonian Institution. Ms. Burke previously was Under Secretary for American Museums and National Programs, Smithsonian Institution, from June 2000 to December 2003. She was Executive Dean and Lecturer in Public Policy of the John F. Kennedy School of Government, Harvard University, from November 1996 until June 2000. Ms. Burke served as Chief of Staff to the Majority Leader of the U.S. Senate from 1985 to 1996. Ms. Burke was also previously a member of the board of directors of WellPoint, Inc. (now Elevance Health Inc.).
Skills and Qualifications:
Ms. Burke brings an extensive knowledge of public policy matters and governmental affairs, in both public service and private practice, to our Board of Directors. In addition, her substantial experience on public, private and not-for-profit boards enables her to provide valuable oversight and guidance to our management on strategy, regulatory matters and risk management.

Chubb Limited 2023 Proxy Statement	25

Agenda Item 5
Michael L. Corbat Former Chief Executive Officer, Citigroup Inc. Age: 62 Years of Service: New Nominee
Michael L. Corbat served as Chief Executive Officer of Citigroup Inc. (global banking and financial services) from October 2012 until March 2021. Mr. Corbat held a number of key executive management positions in his nearly 40-year career at Citigroup, in which he gained experience in substantially all of Citi’s business operations, including Chief Executive Officer of Europe, Middle East and Africa from December 2011 to October 2012, Chief Executive Officer of Citi Holdings from January 2009 to December 2011, Chief Executive Officer of Citi Global Wealth Management from September 2008 to January 2009, and prior to that Head of the Global Corporate and Global Commercial Bank and Head of the Global Relationship Bank. In 2022, Mr. Corbat joined as a Senior Advisor to 26North Partners, a private investment firm, and founded Teton Advisors LLC, a private consulting business. Since September 2022, Mr. Corbat has served as a consultant to Chubb’s Board of Directors (which role will terminate as of the Annual General Meeting).
Mr. Corbat previously served as a member of the Board of Directors of Citigroup Inc. from 2012 to 2021, and also a former member during the last five years of The Clearing House Association (including Chairman of the Supervisory Board), Financial Services Forum (including Vice Chairman), Bank Policy Institute (Member), The Partnership for New York City (Executive Committee Member), The Business Council (Member), Business Roundtable (Member), International Business Council of WEF (Member), and The U.S. Ski & Snowboard Team Foundation (Trustee).
Skills and Qualifications:
Mr. Corbat is an experienced financial services executive and finance professional with extensive understanding and expertise in the areas of financial services, risk management, financial reporting, institutional business, corporate and consumer businesses, human capital management, regulatory and compliance, and corporate affairs. His experience as a chief executive officer of a large and highly regulated public global financial services company would provide significant and valued insight to our Board and management on a multitude of multifaceted and complex operational, regulatory, strategic and international issues and opportunities facing the Company.

Robert J. Hugin Former Chairman and Chief Executive Officer, Celgene Corporation Age: 68 Years of Service: 3 Committee Memberships: Risk & Finance
Robert J. Hugin served as Chief Executive Officer of Celgene Corporation (a biopharmaceutical company) from June 2010 until March 2016, as Chairman of its Board of Directors from June 2011 to March 2016 and as Executive Chairman from March 2016 to January 2018. Prior to June 2016, Mr. Hugin held a number of management roles at Celgene, including President from May 2006 to July 2014, Chief Operating Officer from May 2006 to June 2010 and Senior Vice President and Chief Financial Officer from June 1999 to May 2006. Prior to that, Mr. Hugin was a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin is currently a director of Biohaven Pharmaceutical Holding Company Ltd. Mr. Hugin has previously served as a director of Allergan plc, Danaher Corporation and The Medicines Company.
Skills and Qualifications:
Mr. Hugin brings significant and extensive executive leadership to our Board. His experience as a chief executive officer and his outside board service enables him to provide valuable insight on complex business and financial matters and guidance to our management on strategy. In addition, his role as chairman and chief executive of a global public company provides a depth of knowledge in handling a broad array of complex operational, regulatory and international issues.

26	Chubb Limited 2023 Proxy Statement

Agenda Item 5
Robert W. Scully Retired Co-President, Morgan Stanley Age: 73 Years of Service: 9 Committee Memberships: Audit (Chair), Executive
Robert W. Scully was a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, and he previously served at Morgan Stanley as Co-President, Chairman of global capital markets and Vice Chairman of investment banking. Prior to joining Morgan Stanley in 1996, he served as a managing director at Lehman Brothers and at Salomon Brothers Inc. Mr. Scully is currently a director of KKR & Co. Inc. and Zoetis Inc. Previously, Mr. Scully was a Public Governor of the Financial Industry Regulatory Authority (FINRA) and a director of UBS Group AG, Bank of America Corporation, GMAC Financial Services and MSCI Inc.
Skills and Qualifications:
Mr. Scully’s lengthy career in the global financial services industry brings expertise in capital markets activities and, of particular note, risk management to the Board. Mr. Scully has a broad range of experience with oversight stemming from his extensive service as a director; he has served or is serving on four other organizations’ audit committees (including FINRA), three companies’ compensation committees, a risk committee and a nominating and governance committee. Mr. Scully’s experience with and knowledge of talent development and strategic initiatives are also important to the Board.

Theodore E. Shasta Retired Partner, Wellington Management Company Age: 72 Years of Service: 13 Committee Memberships: Audit
Theodore E. Shasta is a Director of MBIA, Inc. and also serves as the Chair of its Audit Committee and a member of its Finance and Risk Committee, Compensation and Governance Committee and Executive Committee. Mr. Shasta was formerly a Senior Vice President and Partner of Wellington Management Company, a global investment advisor. Mr. Shasta joined Wellington Management Company in 1996 and specialized in the financial analysis of publicly-traded insurance companies and retired in June 2009. Prior to joining Wellington Management Company, Mr. Shasta was a Senior Vice President of Loomis, Sayles & Company (investment management). Before that, he served in various capacities with Dewey Square Investors and Bank of Boston. In total, Mr. Shasta spent 25 years covering the insurance industry as a financial analyst.
Skills and Qualifications:
Mr. Shasta’s history of working in the financial services industry, as well as in the property and casualty insurance arena, brings valuable insight to the Board from the investor perspective. His years of analysis of companies like Chubb and its peer group provide him with deep knowledge of particular business and financial issues we face. His financial acumen and industry knowledge make him a valuable contributor to the Audit Committee. Mr. Shasta has been a Chartered Financial Analyst since 1986.

David H. Sidwell Retired Chief Financial Officer, Morgan Stanley Age: 70 Years of Service: 9 Committee Memberships: Audit
David H. Sidwell was Executive Vice President and Chief Financial Officer of Morgan Stanley from March 2004 to October 2007, when he retired. From 1984 to March 2004, Mr. Sidwell worked for JPMorgan Chase & Co. in a variety of financial and operating positions, most recently as Chief Financial Officer of JPMorgan Chase’s investment bank from January 2000 to March 2004. Prior to joining JP Morgan in 1984, Mr. Sidwell was with Price Waterhouse LLP, a major public accounting firm, from 1975 to 1984, where he was qualified as a chartered accountant with the Institute of Chartered Accountants in England and Wales. Mr. Sidwell was Senior Independent Director of UBS Group AG until April 2020 and was a director of the Federal National Mortgage Association (Fannie Mae) until October 2016.
Skills and Qualifications:
Mr. Sidwell has a strong background in accounting, finance and capital markets, as well as the regulation of financial institutions. He also has considerable expertise in risk management from chairing the risk committee of a public company and his executive positions. Mr. Sidwell further contributes experience in executive compensation and corporate governance from his service on the committees of other public company boards. This comprehensive range of experience contributes greatly to his value as a Board member.

Chubb Limited 2023 Proxy Statement	27

Agenda Item 5
Olivier Steimer Former Chairman, Banque Cantonale Vaudoise Age: 67 Years of Service: 15 Committee Memberships: Risk & Finance (Chair), Executive
Olivier Steimer was Chairman of the Board of Banque Cantonale Vaudoise from October 2002 until December 2017. Previously, he worked for the Credit Suisse Group from 1983 to 2002, with his most recent position at that organization being Chief Executive Officer, Private Banking International, and member of the Group Executive Board. Mr. Steimer has served since 2013 on the Board of Allreal Holding AG (Swiss real estate manager and developer) and since January 2018 on the Board of Bank Lombard Odier & Co. Ltd. (a Swiss private bank). Also, from 2009 to 2021, he served as a member, and from 2012 to 2021 as Vice Chairman, of the Bank Council of Swiss National Bank. He was Chairman of the foundation board of the Swiss Finance Institute until June 2017. From 2003, he served as a member, and from 2010 to 2014 as Vice Chairman, of the Board of Directors of SBB CFF FFS (the Swiss national railway company), and, from 2009 until 2012, he was the Chairman of the Board of Piguet Galland & Cie SA. Mr. Steimer is a Swiss citizen.
Skills and Qualifications:
Mr. Steimer has a strong background of leadership in chairman and chief executive officer roles. He has deep knowledge of sophisticated banking and finance matters derived from his extensive experience in the financial services industry. As a Swiss company, Chubb benefits specifically from Mr. Steimer being a Swiss citizen and resident, and his insight into the Swiss commercial and insurance arenas provides valuable perspective to the Board.

Frances F. Townsend
Senior Counsel and
former Executive Vice
President for Corporate Affairs,
Activision Blizzard
Age: 61
Years of Service: 3
Committee Memberships:
Compensation (Chair),
Nominating & Governance, Executive

Frances F. Townsend is Senior Counsel and former Executive Vice President for Corporate Affairs of Activision Blizzard (interactive gaming and entertainment), a company she has been with since December 2020. Ms. Townsend also currently runs her own independent corporate consulting business. During her tenure at Activision Blizzard, Ms. Townsend also previously served as Corporate Secretary and Chief Compliance Officer. From October 2010 until December 2020, Ms. Townsend served at MacAndrews & Forbes Incorporated (a diversified holding company). At the time of her departure she was Vice Chairman, General Counsel and Chief Administrative Officer. From April 2009 to October 2010, Ms. Townsend was a partner at the law firm of Baker Botts LLP. Prior to that, she served as Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the U.S. Homeland Security Council from May 2004 until January 2008. She also served as Deputy Assistant to the President and Deputy National Security Advisor for Combating Terrorism from May 2003 to May 2004. Prior to serving the President, Ms. Townsend was the first Assistant Commandant for Intelligence for the U.S. Coast Guard and spent 13 years at the U.S. Department of Justice in various senior positions. Ms. Townsend is a board member of the Council on Foreign Relations and the Trilateral Commission, and is currently the lead independent director of Leonardo DRS, Inc. and a director of Freeport-McMoRan Inc. During the past five years, Ms. Townsend served as a director of Scientific Games Corporation, SciPlay Corporation and The Western Union Company.
Skills and Qualifications:
Ms. Townsend brings to the board extensive public policy, government, regulatory and legal experience as well as a strong background in domestic and international affairs, risk management, strategic planning and intelligence and security matters (including cybersecurity). Ms. Townsend also has significant leadership experience through her various senior roles in U.S. government, including as chair of the U.S. Homeland Security Council. Ms. Townsend’s public board experience also contributes to her value as a director.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
28	Chubb Limited 2023 Proxy Statement

Agenda Item 6
Election of the Chairman of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect Evan G. Greenberg as Chairman of the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, the authority to elect the Chair of our Board of Directors is vested with our shareholders, who elect a Chair from the directors elected under Agenda Item 5.
With the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated our current Chairman, Mr. Evan G. Greenberg, for election by shareholders as the Chairman of the Board of Directors until our next annual general meeting. Biographical information regarding Mr. Greenberg is found under Agenda Item 5.
Mr. Greenberg has served as our Chairman since 2007, a period of sustained success for the Company. Under his leadership, the Company has created superior shareholder value. Between 2008, his first full year as Chairman, and 2022, our annualized total shareholder return (inclusive of reinvested dividends) was 11.3% and on a cumulative basis was 398.6%.
Annual Review of Board
Leadership Structure

Each year, the Board of Directors reviews its leadership structure and considers shareholder feedback. The Board of Directors (with Mr. Greenberg abstaining) has unanimously agreed that it is in the best interest of the Company and shareholders for Mr. Greenberg to continue in his role as Chairman of the Board for the upcoming year. The Board believes he has the skills and experience to best perform both the Chairman and CEO roles at this time.
In support of nominating Mr. Greenberg as Chairman, our Board encourages shareholders to consider Mr. Greenberg’s unique and immeasurable leadership value to the Board. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry and combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board. Additionally, the Company is in a highly regulated industry, and
Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning over 45 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to Chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below and elsewhere in this proxy statement. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Our Board considers Mr. Greenberg’s continued service as Chairman to be essential as the Company executes on its strategic plan and identifies and capitalizes on market and other opportunities. The Board believes that, as Chairman, Mr. Greenberg will continue the Company’s trajectory of success, consistent with its track record, in the face of the multitude of risks and opportunities that lay ahead.

Chubb Limited 2023 Proxy Statement	29

Agenda Item 6
Board Leadership: Our Independent
Lead Director

While Mr. Greenberg serves as Chairman, Board leadership comes also from our independent Lead Director, Mr. Michael P. Connors. Our Board structure provides for a strong Lead Director position to promote and foster effective director independence in deliberations and overall governance. The Lead Director provides a forum for independent director deliberation and feedback and helps assure that all Board members have the means to, and do, carry out their responsibilities in accordance with their fiduciary duties.
Our Nominating & Governance Committee, and the entire Board of Directors, regularly reviews our Board leadership structure, and in particular examines and reaffirms the significant authority and powers of our Lead Director.
See “Corporate Governance — Board Leadership Structure” on page 74 of this proxy statement for more details on the powers and responsibilities of our Lead Director.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
30	Chubb Limited 2023 Proxy Statement

Agenda Item 7
Election of the Compensation Committee of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees Michael P. Connors, David H. Sidwell and Frances F. Townsend individually as members of the Compensation Committee until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, authority to elect the members of the Compensation Committee of our Board of Directors is vested with our shareholders, who elect members of the Compensation Committee from the directors elected under Agenda Item 5.
Upon the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated a slate of three nominees for election at the Annual General Meeting to the Compensation Committee of our Board of Directors until our next annual general meeting. Each of Michael P. Connors and Frances F. Townsend is currently serving on the Compensation Committee. David H. Sidwell, a current member of our Board, is a new nominee to the Compensation Committee. Biographical information regarding each of the nominees may be found under Agenda Item 5.
Mary Cirillo, currently a member of the Compensation Committee, is retiring from our Board at the expiration of her term as of the date of the Annual General Meeting and is not standing for re-election.
The Board of Directors has unanimously agreed that service by each nominee to the Compensation Committee is in the best interest of the Company and the shareholders. Each of the nominees has been determined by the Nominating & Governance Committee and the Board of Directors to satisfy the Company’s Categorical Standards for Director Independence and related rules of the NYSE.

What Happens If Shareholders Do Not Approve the Nominees in this Proposal?

If the shareholders do not approve the nominees in this proposal, then the Board will consider the reasons the shareholders did not approve, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
Chubb Limited 2023 Proxy Statement	31

Agenda Item 8
Election of Homburger AG as Independent Proxy
Agenda Item

Our Board of Directors is asking shareholders to elect Homburger AG as the Company’s independent proxy until the conclusion of our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, shareholders have the authority to elect an independent proxy. Swiss law does not permit other forms of institutional proxies such as corporate proxies (appointing an officer or another representative of the Company) or depositary bank representatives as defined under Swiss law.
The independent proxy’s main task is to exercise the voting rights granted to it by shareholders in accordance with shareholder instructions. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
Our Board of Directors has recommended that Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland be elected as our independent proxy until the conclusion of our next annual general meeting. Homburger AG is a Swiss law firm.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
32	Chubb Limited 2023 Proxy Statement

Agenda Item 9
Amendments to the Articles of Association
9.1 Amendments relating to Swiss corporate law updates

Agenda Item

Our Board of Directors is asking shareholders to approve amendments to the Articles of Association as set out on Annex A in connection with recent updates to Swiss corporate law.

Explanation of Proposal

In June 2020 Swiss Parliament enacted updates to the laws governing Swiss corporations that are contained in the Swiss Code of Obligations (such updates, the Corporate Law Reform). Following an implementation process, the updates generally took effect January 1, 2023. Swiss companies must adapt their articles of association to reflect the Corporate Law Reform by the end of 2024.
Accordingly, our Board is submitting for shareholder approval revisions to Chubb’s Articles of Association that implement the requirements of the Corporate Law Reform and align our Articles of Association with the new rules. These amendments relate to shareholder and Board authorities, procedures for convening general meetings and related shareholder rights, and executive compensation requirements and limitations.
Certain other minor amendments to the Articles of Association are also proposed to align cross-references, make minor editorial updates and reflect current Swiss law.
In order to help our shareholders understand these changes, we have created a summary of the main provisions of these amendments in the chart below. Because this is just a summary of the relevant provisions, please refer to Annex A for the full text of the proposed amendments before voting. Annex A is marked to show all changes that are being voted upon as part of this Agenda Item 9.1.

Summary of Agenda Item 9.1 Amendments to the Articles of Association

Article Amendment	Explanation
Authorities of the General Meeting (Articles 9 and 17)
Amendments provide the following additional authorities to shareholders as required by the Corporate Law Reform:
•
approval of the report on non-financial matters of the Company (note: this refers to a report on ESG and related matters (ESG report) that will be required pursuant to Swiss law beginning in 2024 for the 2023 calendar year);

•
clarification that shareholders have the authority to approve any repayment of the statutory capital reserve and an interim dividend out of current profits and related interim financial statements; and

•
approval of the delisting of the Company’s shares.

Amendments also broaden the list of matters that require a two-thirds shareholder vote as mandated by the Corporate Law Reform, including: introducing a contingent capital or a capital band; creating privileged voting rights; changing share capital currency; introducing a casting vote of the Chairman of the General Meeting; delisting the Company’s shares; introducing an arbitration clause in the Articles of Association; and dissolving the Company.

Chubb Limited 2023 Proxy Statement	33

Agenda Item 9
Article Amendment	Explanation
Convening the General Meeting, Notice and Agenda (Articles 10 and 12)
Amendments relating to the conduct and notice of the general meeting provide for:
•
reduction in the threshold for shareholders to call an extraordinary general meeting from 10% of share capital to 5% as required by the Corporate Law Reform; and

•
the right under Swiss law for qualified record shareholder proponents to include a short explanation of their proposal in the general meeting invitation, subject to the explanation being, in the Company’s reasonable discretion, clear, concise and not misleading.

Board Duties (Article 20) Permitted Additional Activities for Board and Executive Management (Article 26)
Amendments update the non-transferable and inalienable duties of the Board under Swiss law, which are expanded to include:
•
preparation of the report on non-financial matters (i.e., the ESG report);

•
file a motion for debt-restructuring moratoria and inform the court in the event of over-indebtedness; and

•
implement changes in share capital to the extent they are within the powers of the Board.

Amendments also update the provision restricting the number of additional mandates (i.e. organizational affiliations) outside of Chubb for members of the Board and the Executive Management. Under the Corporate Law Reform, only undertakings with an economic purpose (as determined under Swiss law) are within the scope of the restriction of additional mandates. Therefore, the restriction on serving on a specific number of non-profit organizations is eliminated. Mandate maximums for public and private companies, as well as any other organization that has an economic purpose, remain unchanged.

Compensation (Article 25) Agreements with Executive Management and the Board of Directors (Article 27)
Amendments related to revised compensation requirements under the Corporate Law Reform that:
•
eliminate the Board’s ability to pay compensation above the maximum amount approved by shareholders to a current member of Chubb’s Executive Management promoted to CEO; the Board retains such ability only with respect to new members joining Chubb’s Executive Management;

•
require the Board to submit the Swiss compensation report to shareholders for a non-binding advisory vote (see Agenda Item 11.3);

•
clarify for the avoidance of doubt that the members of the Board shall only receive compensation for services performed during their term; and

•
provide that compensated non-competition agreements with Executive Management shall not exceed the average annual compensation for the executive for the past three years.

Communications and Announcements (Article 31)	Amendment clarifies that communications to shareholders may be sent in hard copy, electronic or any other form the Board deems appropriate, consistent with Swiss law.
Further minor amendments (Articles 3, 7, 11 and 12; editorial changes in other articles)
These include:
•
removal of a provision allowing registered shares to be converted into bearer shares and bearer shares into registered shares (Article 3(b)). This provision is no longer needed given that the Corporate Law Reform no longer requires an express provision in the Articles of Association for bearer share conversions;

•
clarifies the Company’s authority to determine whether to deliver physical share certificates (Article 7(a));

•
deletion of the paragraph relating to the notice of the meeting in Article 12(d) since it would now be covered in revised Article 11; and

•
ministerial re-numbering, adjustment of cross-references and editorial changes.

34	Chubb Limited 2023 Proxy Statement

Agenda Item 9
What Happens if Shareholders Do Not Approve These Amendments to the Articles of Association?

The Board has proposed these amendments in order to implement Swiss law provisions that have been revised as of January 1, 2023 and align our Articles of Association with Swiss corporate law. Swiss law requires that companies amend their articles of association to reflect the revised provisions of Swiss corporate law by December 31, 2024. If shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at an extraordinary general meeting or next year’s annual general meeting. If the amendments to our Articles of Association reflecting the mandatory provisions of revised Swiss corporate law are not approved by shareholders, Swiss law will nevertheless govern and prevail.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
9.2 Amendment to advance notice period

Agenda Item

Our Board of Directors is asking shareholders to approve an amendment to the Articles of Association to extend the advance notice period within which shareholders must submit items for inclusion on a shareholder meeting agenda, from 45 days before the meeting to 90 days before the anniversary date of the prior year’s annual meeting.
Explanation of Proposal

Under existing Article 12(b) of our Articles of Association, record shareholders in compliance with Swiss-mandated ownership requirements may submit items for inclusion on the agenda for a general meeting of shareholders, if the requisite advance notice is provided at least 45 days before the meeting.
Our Board has considered the advance notice period currently provided in our Articles of Association for qualified record shareholders to submit to the Company items for inclusion on the general meeting agenda, and recommends changing the deadline from 45 days before the meeting to 90 days before the anniversary date of the prior year’s annual general meeting.
Our Board believes it is in the best interest of shareholders to revise the advance notice period in order to:
•
allow the Board the requisite period of time to properly evaluate submissions from shareholders, including the subject matter, qualifications of the submitter(s) or director candidate(s) (if applicable), the legality of the proposal, and other factors necessary for the Board to provide a thoughtful and informed recommendation;

•
permit the Board to assess proposals on the same timeframe as the Board considers all other meeting agenda items, including management proposals and shareholder proposals submitted pursuant to SEC Exchange Act Rule 14a-8, in particular since the Company must typically file a preliminary proxy with the SEC more than 45 days before the meeting;

•
enable the Company time to engage with the submitting shareholder(s) in advance of the meeting and publication of meeting materials;

•
align our advance notice period with peer companies; and

•
provide our Board with an opportunity to ensure that accurate and required disclosures are provided to shareholders in advance of the general meeting in compliance with SEC, Swiss and other legal requirements.

Our Board has carefully considered the proposed advanced notice period and believes a 90-day deadline provides an appropriately wide window in which to submit agenda items while also allowing sufficient notice for our Board to examine and evaluate the request and craft its response in line with its fiduciary duties, responsibilities, and legal and regulatory obligations.
For clarity, we expect that the requirements and deadline for shareholder proposals in SEC Exchange Act Rule 14a-8 will continue to apply to requests to include such proposals in the Company’s proxy materials that are submitted under that rule. We also expect that, in addition to the 90-day advance notice provision proposed, the notice and other requirements set forth in SEC Exchange Act Rule 14a-19 will continue to apply to requests to include director candidates in the Company’s proxy materials that are submitted under that rule.

Chubb Limited 2023 Proxy Statement	35

Agenda Item 9
If approved by shareholders, the first paragraph in Article 12(b) of the Articles of Association would read as follows (marked to show changes):

b)
Ein oder mehrere mit Stimmrecht eingetragene Aktionäre können, gemäss den gesetzlichen Bestimmungen, vom Verwaltungsrat die Traktandierung eines Verhandlungsgegenstandes verlangen. Das Begehren um Traktandierung ist schriftlich unter Angabe der Verhandlungsgegenstände und der Anträge an den Präsidenten des Verwaltungsrates mindestens ~~45~~ 90 Tage vor dem Jahrestag der vorjährigen ordentlichen Generalversammlung einzureichen; liegt jedoch die ordentliche Generalversammlung mehr als 30 Tage vor oder nach dem Jahrestag der vorjährigen ordentlichen Generalversammlung, wurde im Vorjahr keine solche Generalversammlung abgehalten oder handelt es sich um eine ausserordentliche Generalversammlung, ist das Begehren nur dann rechtzeitig erfolgt, wenn es innert 90 Tagen vor der Generalversammlung oder, sofern später, innert 10 Tagen nach der ersten öffentlichen Bekanntmachung des Datums der Generalversammlung eingegangen ist.

b)
One or more registered Shareholders may in compliance with the legal requirements demand that matters be included in the agenda. Such demands shall be in writing and shall specify the items and the proposals and has to be submitted to the Chairman ~~up to 45~~ not less than 90 days before the anniversary date of the prior year’s annual general meeting; provided, however, that in the event that the annual general meeting is more than 30 days before or after such anniversary date, if no such meeting was held in the preceding year, or in case of an extraordinary general meeting, such demand shall be timely only if received not less than 90 days before such general meeting or, if later, within 10 days after the first public announcement of the date of such meeting.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
36	Chubb Limited 2023 Proxy Statement

Agenda Item 10
Reduction of Share Capital
10.1 Cancellation of Repurchased Shares

Agenda Item

Our Board of Directors is asking shareholders to approve that:
(i)
the Company’s share capital be reduced by CHF 360,439,426.20 from CHF 10,779,995,228.10 to CHF 10,419,555,801.90;

(ii)
the capital reduction be effected by cancelling 14,925,028 registered shares with a nominal value of CHF 24.15 each, all of which are held in treasury;

(iii)
the aggregate reduction amount be booked against the minus portion for treasury shares on the Company’s Swiss statutory balance sheet; and

(iv)
the Board be authorized to adjust the share capital amount set forth in Article 3(a) of the Articles of Association.

Explanation of Proposal

We currently have in effect a Board-authorized share repurchase program enabling us to repurchase up to $2.5 billion of our Common Shares through June 30, 2023. Swiss law imposes certain requirements on the use of repurchased shares. Shares repurchased under the aforementioned repurchase program have been earmarked for cancellation.
Consistent with Swiss law, and to ensure we maintain capital management flexibility and enable us to continue to return capital to shareholders through share repurchases, our Board of Directors believes it is advisable and in the best interests of the Company to cancel the 14,925,028 Common Shares that were repurchased under our share repurchase programs during the 2022 calendar year, and accordingly effect the reduction of the share capital in our Articles of Association.
A creditor call required by Swiss law to implement the capital reduction is expected to be published in the Swiss Official Gazette of Commerce before the Annual General Meeting. Following the creditor call, PricewaterhouseCoopers AG
(Zurich), the Company’s statutory auditor, will deliver a special audit report confirming that all claims of creditors of the Company are fully covered despite the capital reduction as per article 653m, paragraph 1 of the Swiss Code of Obligations. It is expected that such special audit report will be completed at the time of the Annual General Meeting, and the Board of Directors will inform the shareholders of the result of the special audit report at the Annual General Meeting.
Following shareholder approval, a Board meeting would be conducted in accordance with Swiss law and our Organizational Regulations to implement the capital reduction in our Articles of Association. The capital reduction would then be registered and become effective, and Article 3(a) of our Articles of Association would read as follows (marked to show changes, and subject to potential further amendment if the par value reduction in Agenda Item 10.2 is also approved by shareholders):

Artikel 3 Aktienkapital	Article 3 Share Capital
a)
Das Aktienkapital der Gesellschaft beträgt CHF ~~10’779’995’228.10~~ 10’419’555’801.90 und ist eingeteilt in ~~446’376’614~~ 431’451’586 auf den Namen lautende Aktien im Nennwert von CHF 24.15 je Aktie. Das Aktienkapital ist vollständig liberiert.

a)
The share capital of the Company amounts to CHF ~~10,779,995,228.10~~ 10,419,555,801.90 and is divided into ~~446,376,614~~ 431,451,586 registered shares with a nominal value of CHF 24.15 per share. The share capital is fully paid-in.

[b) bleibt unverändert.]	[b) remains unchanged.]
Chubb Limited 2023 Proxy Statement	37

Agenda Item 10
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to return capital to shareholders through our share repurchase program in the future.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
10.2 Par Value Reduction

Agenda Item

Our Board of Directors is asking shareholders to approve that:
(i)
the share capital be reduced by CHF 10,556,806,921.10 from CHF 10,779,995,228.10 to CHF 223,188,307 (or, if Agenda Item 10.1 is also approved by shareholders, by CHF 10,203,830,008.90 from CHF 10,419,555,801.90 to CHF 215,725,793);

(ii)
the capital reduction be effected by reducing par value by CHF 23.65 per share from CHF 24.15 to CHF 0.50;

(iii)
the aggregate par value reduction amount be allocated to capital contribution reserves; and

(iv)
the Board be authorized to adjust the par value and share capital amounts set forth in Articles 3(a), 4(a), 5(a) and 6(a) of the Articles of Association, solely to reflect the change in par value.

Explanation of Proposal

As described in Agenda Item 10.1, Swiss law imposes certain requirements on the use of repurchased shares bought back under our Board-authorized share repurchase programs. Such requirements include cancellation of repurchased shares, subject to shareholder approval at a general meeting. The cancellation of repurchased shares reduces our aggregate par value (share capital) by (i) the number of shares cancelled, multiplied by (ii) our par value per share, currently CHF 24.15.
Our dividends to shareholders are generally subject to a Swiss withholding tax at a rate of 35%; however, payment of a dividend in the form of a capital contribution reserves reduction or par value reduction is exempt from Swiss withholding tax. Our total dividend capacity exempt from Swiss withholding tax is therefore the sum of our aggregate par value (share capital) and capital contribution reserves, to the extent such distributions are legally permitted. We currently pay dividends out of capital contribution reserves, as described in Agenda Item 2.2.
When we repurchase shares and cancel them, the par value of each cancelled share is deducted from our share capital. The higher the par value, the greater the reduction of share capital. Share cancellations thus decrease the capacity we have available to pay dividends to our shareholders without the requirement to withhold Swiss tax. As described in our Annual Report on Form 10-K, at our current par value of CHF 24.15 per share, we currently estimate we will be able to pay dividends not subject to Swiss withholding tax until 2028-2033. This range may vary depending upon changes in annual dividends, special dividends, share repurchases, fluctuations in U.S. dollar/Swiss franc exchange rate, other changes in par value or capital contribution reserves or changes or new interpretations to Swiss corporate or tax law or regulations.
Our Board and management believe that approval of this proposal to reduce our par value (and thereby increase capital contribution reserves) will extend the period for which our dividends can be paid to shareholders exempt from Swiss withholding tax. The length of the extension is dependent on and subject to the factors described in the preceding paragraph.
Our Board therefore believes it is in the best interest of the Company and shareholders that shareholders approve a par value reduction from CHF 24.15 per share to CHF 0.50 per share and accordingly effect the reduction of the share capital in our Articles of Association.
The proposed reduction of par value is a purely technical measure. This Agenda Item 10.2 requests the reduction in par value by allocating the total amount of the par value

38	Chubb Limited 2023 Proxy Statement

Agenda Item 10
reduction on the Company’s Swiss statutory balance sheet from “Share capital” to “Capital contribution reserves”. The Company’s total equity base, as well as the number of issued shares, is unchanged by this par value reduction.
Additionally, while as noted above we may make distributions to shareholders through a par value reduction, no distribution from par value is being requested in this Agenda Item.
Please note that this agenda item is separate from, and not conditioned on, the approval of the reduction of share capital through cancellation of shares proposed in Agenda Item 10.1.
A creditor call required by Swiss law to implement the capital reduction is expected to be published in the Swiss Official Gazette of Commerce before the Annual General Meeting. Following the creditor call, PricewaterhouseCoopers AG (Zurich), the Company’s statutory auditor, will deliver a special audit report confirming that all claims of creditors of the Company are fully covered despite the capital reduction as per article 653m, paragraph 1 of the Swiss Code of Obligations. It is expected that such special audit report will be completed at the time of the Annual General Meeting, and the Board of Directors will inform the shareholders of the result of the special audit report at the Annual General Meeting.
Following shareholder approval, a Board meeting would be conducted in accordance with Swiss law and our Organizational Regulations to implement the capital reduction in our Articles of Association. The capital reduction would then be registered and become effective, and Articles 3(a), 4(a), 5(a) and 6(a) of our Articles of Association would read as follows (marked to show changes):

Artikel 3 Aktienkapital	Article 3 Share Capital

a)
Das Aktienkapital der Gesellschaft beträgt CHF ~~10’779’995’228.10~~ 223’188’307 [CHF 215’725’793 wenn Tagesordnungspunkt 10.1 auch genehmigt wird] und ist eingeteilt in 446’376’614 [431’451’586 wenn Tagesordnungspunkt 10.1 auch genehmigt wird] auf den Namen lautende Aktien im Nennwert von CHF ~~24.15~~ 0.50 je Aktie. Das Aktienkapital ist vollständig liberiert.

a)
The share capital of the Company amounts to CHF ~~10,779,995,228.10~~ 223,188,307 [CHF 215,725,793 if Agenda Item 10.1 is also approved] and is divided into 446,376,614 [431,451,586 if Agenda Item 10.1 is also approved] registered shares with a nominal value of CHF ~~24.15~~ 0.50 per share. The share capital is fully paid-in.

[b) bleibt unverändert.]	[b) remains unchanged.]
Artikel 4 Bedingtes Aktienkapital für Anleihensobligationen und ähnliche Instrumente der Fremdfinanzierung	Article 4 Conditional Share Capital for Bonds and Similar Debt Instruments

a)
Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF ~~796’950’000.00~~ 16’500’000.00 durch Ausgabe von höchstens 33’000’000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF ~~24.15~~ 0.50 je Aktie erhöht, bei und im Umfang der Ausübung von Wandel- und/oder Optionsrechten, welche im Zusammenhang mit von der Gesellschaft oder ihren Tochtergesellschaften emittierten oder noch zu emittierenden Anleihensobligationen, Notes oder ähnlichen Obligationen oder Schuldverpflichtungen eingeräumt wurden/werden, einschliesslich Wandelanleihen.

a)
The share capital of the Company shall be increased by an amount not exceeding CHF ~~796,950,000.00~~ 16,500,000.00 through the issue of a maximum of 33,000,000 registered shares, payable in full, each with a nominal value of CHF ~~24.15~~ 0.50 through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by the Company or by subsidiaries of the Company, including convertible debt instruments.

[b) und c) bleibt unverändert.]	[b) and c) remains unchanged.]
Artikel 5 Bedingtes Aktienkapital für Mitarbeiterbeteiligungen	Article 5 Conditional Share Capital for Employee Benefit Plans

a)
Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF ~~613’673’935.35~~ 12’705’464’.50 durch Ausgabe von höchstens 25’410’929 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF ~~24.15~~ 0.50 je Aktie erhöht bei und im Umfang der Ausübung von Optionen, welche Mitarbeitern der Gesellschaft oder ihrer Tochtergesellschaften sowie Beratern, Direktoren oder anderen Personen, welche Dienstleistungen für die Gesellschaft oder ihre Tochtergesellschaften erbringen, eingeräumt wurden/werden.

a)
The share capital of the Company shall be increased by an amount not exceeding CHF ~~613,673,935.35~~ 12,705,464.50 through the issue from time to time of a maximum of 25,410,929 registered shares, payable in full, each with a nominal value of CHF ~~24.15~~ 0.50, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, director, or other person providing services to the Company or a subsidiary.

[b) und c) bleibt unverändert.]	[b) and c) remains unchanged.]
Chubb Limited 2023 Proxy Statement	39

Agenda Item 10
Artikel 6 Genehmigtes Kapital zu allgemeinen Zwecken	Article 6 Authorized Share Capital for General Purposes

a)
Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 19. Mai 2024 im Maximalbetrag von CHF ~~4’830’000’000~~ 100’000’000 durch Ausgabe von höchstens 200’000’000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF ~~24.15~~ 0.50 je Aktie zu erhöhen.

a)
The Board of Directors is authorized to increase the share capital from time to time until May 19, 2024 by an amount not exceeding CHF ~~4,830,000,000~~ 100,000,000 through the issue of up to 200,000,000 fully paid up registered shares with a nominal value of CHF ~~24.15~~ 0.50 each.

[b)-d) bleibt unverändert.]	[b)-d) remains unchanged.]
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
40	Chubb Limited 2023 Proxy Statement

Agenda Item 11
Approval of the Compensation of the Board of Directors and
Executive Management Under Swiss Law Requirements
11.1 Maximum Compensation of the Board of Directors until the Next
Annual General Meeting

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $5.5 million in aggregate compensation for the members of the Board of Directors until the 2024 annual general meeting.

Explanation of Proposal

All compensation to directors (other than Mr. Greenberg, who does not receive compensation for his service as a director) from the date of the Annual General Meeting through the 2024 annual general meeting is subject to this maximum aggregate amount. This includes all annual retainer fees, committee chair fees, equity awards provided to the directors, and, if applicable, any per-meeting fees for special meetings.
The requested $5.5 million is an increase from the current maximum aggregate authorized Board of Directors compensation of $4.8 million, which was approved by shareholders at our 2022 annual general meeting.
Explanation of Swiss Requirement

Swiss law and our Articles of Association require shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the Board of Directors.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of the Board
For which period does the Board compensation approval apply?	The approval applies to compensation for the period from the 2023 annual general meeting until the end of the 2024 annual general meeting.
What does the maximum aggregate compensation amount include?	The maximum includes a lump sum amount for all potential compensation elements for the period, including: • Annual retainers • Committee chair fees • Equity awards • Meeting fees
Where can I find more information about director compensation?
A description of director compensation and the amounts of compensation paid to directors in 2022 can be found in the “Director Compensation” section of this proxy statement. Under Swiss law, we also publish an audited annual compensation report, the Swiss Compensation Report, which is included within our Annual Report. These documents are available to shareholders in their proxy materials.

Who determines the actual compensation for each individual Board member?
The Board, upon recommendation of the Nominating & Governance Committee, determines the actual individual compensation of each member of the Board, subject to the maximum aggregate compensation amount ratified by the shareholders.

Chubb Limited 2023 Proxy Statement	41

Agenda Item 11
Process Used to Determine Maximum Aggregate Compensation for the Board of Directors, Outside Consultant Survey and Analysis of Director Compensation

In February 2023 the Nominating & Governance Committee retained Pay Governance to provide a survey and analysis of director compensation and our Outside Directors Compensation Parameters. The Committee considered the Pay Governance survey and analysis, and recommended to the Board, and the Board approved, no changes to our Outside Directors Compensation Parameters.
Upon recommendation of the Nominating & Governance Committee, the Board also approved the maximum aggregate amount of director compensation to recommend to shareholders. Considerations included the proposed size of the Board, our Outside Directors Compensation Parameters, and the addition of a cushion to permit per-meeting fees to be paid in accordance with our Outside Directors Compensation Parameters in case of additional meetings, should they be necessary.
The Board does not expect to consider changes to the Outside Directors Compensation Parameters until it considers the maximum aggregate compensation pool to be submitted for shareholder approval next year.
The proposed increase in the maximum cap compared to prior year is to ensure a sufficient cushion, if needed. Our
Board does not expect to utilize the full amount of the cap given that the proposed size of our Board is unchanged from last year and the fact that the Board determined to make no changes to its Outside Directors Compensation Parameters.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount proposed by the Board, our Articles of Association require the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders. The Company may continue to pay compensation to the Board subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s compensation arrangements and could detrimentally impact the Company’s ability to attract and retain directors.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
42	Chubb Limited 2023 Proxy Statement

Agenda Item 11
11.2 Maximum Compensation of Executive Management for the 2024 Calendar Year

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $65 million in aggregate compensation for the members of Executive Management for the next calendar year (2024).
Explanation of Proposal

Chubb’s Executive Management is appointed by the Board, based on the applicable provisions of Swiss law and our Organizational Regulations. Chubb’s Executive Management currently consists of Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; and Joseph F. Wayland, General Counsel.
Swiss law and our Articles of Association require our shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management. The aggregate amount of the compensation for Executive Management for this Agenda Item 11.2 relates to the subsequent calendar year.
The proposal of $65 million in aggregate compensation for Executive Management for the 2024 calendar year is an increase from the $54 million for the 2023 calendar year approved at last year’s annual general meeting.
The recommended amount takes into account 2022 compensation decisions for Executive Management that reflect alignment with the Company’s excellent financial and operational performance for the year and allows for year-over-year increases in compensation for both 2023 and 2024 assuming Company performance meets or substantially exceeds performance thresholds established by the Board and Compensation Committee. The recommended amount for 2024 therefore reflects a desire to ensure a sufficient cushion for the Company to continue to attract and retain members of Executive Management and allow flexibility for appropriate discretion by our Compensation Committee in compensation decisions in accordance with its established discipline and rigor.
The degree of cushion built into the recommended amount is larger than in years past because of market competitiveness, increased competition for talent, greater uncertainty in the industry environment and the lengthy period of time between when this recommended amount is set and when compensation awards are actually made approximately two years later. To avoid uncertainty in appropriately awarding our executives should it be justified by the Company’s performance, we therefore recommend a larger cushion in the cap than in prior requests. Despite the larger cushion, shareholders will continue to have a strong voice on amounts awarded pursuant to the U.S. say-on-pay vote in Agenda Item 12 and a new Swiss-required compensation report vote in Agenda Item 11.3.
The maximum aggregate amount includes base salary, annual cash bonus and long-term equity awards, as well as Company contributions to retirement plans, perquisites and the value of other special services provided to Executive Management. Compensation payable for 2024 will be determined in accordance with our compensation principles as applied by our Compensation Committee. These principles are described in our Articles of Association and the Compensation Discussion & Analysis section of this proxy statement. The elements of compensation covered by this approval are described in Articles 23 and 24 of our Articles of Association. A significant portion of compensation of Executive Management will remain “at-risk” or “variable” and dependent on Company and individual performance. At Chubb, base salary generally becomes a lesser percentage of overall compensation the more senior the position.
We expect to continue this emphasis on at-risk compensation, in the form of a variable cash bonus and long-term incentive equity awards to align management and shareholder interests. The annual cash bonus and long-term equity awards for 2024 are based on and subject to the Compensation Committee’s consideration of year-end financial results, and will be awarded in 2025 with respect to performance during calendar year 2024.
Our approach to the Swiss-required Executive Management say-on-pay vote in this Agenda Item 11.2 permits shareholders to vote on executive compensation relating to the next year, while the SEC say-on-pay advisory vote in Agenda Item 12 and Swiss say-on-pay advisory vote in Agenda Item 11.3 provide shareholders an opportunity to vote looking back at actual compensation paid out to NEOs and Executive Management in the calendar year before the date of the proxy statement. In that sense, the retrospective say-on-pay votes will provide additional accountability for the way we use the maximum amounts approved in advance via this Executive Management say-on-pay vote and to ensure that pay and performance remain aligned.
Maximum Aggregate Compensation Dependent Upon Company and Individual Performance

It is important to note that the maximum aggregate amount of compensation is a maximum cap and the Company will not necessarily award the maximum aggregate amount of compensation. Maximum potential awards and payments at the top of applicable ranges will only be made if individual and Company performance meet performance thresholds set by the Board or Compensation Committee in accordance with the Articles of Association and the Company’s bonus and equity incentive plans. Equity awards will be valued at the fair value at the time of grant in accordance with Article 23(e) of our

Chubb Limited 2023 Proxy Statement	43

Agenda Item 11
Articles of Association. Actual amounts realized by Executive Management will depend on various factors including our future stock price.
During the last five years, from 2018-2022, Executive Management compensation paid relative to the maximum cap has ranged between 88% to 99%. (2021 also included compensation paid to a new member of Executive
Management in addition to the maximum amount as permitted by Swiss law and our Articles of Association.)
We request that our shareholders approve the maximum aggregate amount of $65 million in order to assure that the Company has a sufficient cushion and the flexibility to reward superior performance and to respond to unforeseen circumstances that may arise in calendar year 2024.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of Executive Management
For which period does Executive Management compensation approval apply?	The approval applies to compensation for the next calendar year (2024), including variable compensation that may be paid or granted in 2025 based upon satisfaction of 2024 performance objectives.
What does the maximum aggregate compensation amount include?	It includes a lump sum amount for all potential compensation elements for the period, including:
	• Fixed Compensation: – Base salary	• Variable Compensation, including: – Cash bonus – Long-term equity incentive awards – Retirement contributions – Additional personal benefits including limited perquisites
How is future compensation for 2024 valued for purposes of this requested approval?
The proposed maximum aggregate compensation amount for Executive Management will establish a cap on Executive Management compensation for 2024. To calculate depletion of amounts against the cap, cash payments will be valued at the amount actually paid; the proposed amount does not factor in a discount to present value. In accordance with Article 24(e) of our Articles of Association, equity awards will be valued at the fair value on the date of grant, which may be less than the full market value of the shares subject to particular awards. Fair value for awards will be assessed as follows:
•
performance share awards: 100% of the market value of the target share component of the award as of the date of grant

•
stock options: the applicable Black-Scholes value at the date of grant

•
time-based restricted stock grants: 100% of the market value of the subject shares as of the date of grant

Beginning with the February 2023 equity grants for 2022 performance, performance shares will comprise 100% of each member of Executive Management’s annual long-term incentive equity award.
In all cases, amounts actually realized by Executive Management for their equity awards could be less or more than the fair value at time of grant because the stock price for Chubb shares may increase or decrease between the date of grant and the date the awards actually vest, if they vest, or are exercised.
In addition to this potential for share price fluctuation, the fair value of stock options is less than 100% of the value of the shares subject to the options because the options have an exercise price equal to the market value on the date of grant. The fair value of performance shares is less than 100% of the value of the shares subject to the awards on the date of grant because the relevant performance hurdles, for both target awards and premium awards, may not be met. This means that members of Executive Management may realize less than the value of the target awards or no value at all should awards fail to meet performance hurdles. Amounts realized will only exceed the fair value on the date of grant if premium award shares subject to the awards actually vest (in the case of performance share awards) or if the share price on the date of exercise (net of exercise price, in the case of stock options) exceeds the share price at the time of grant.

44	Chubb Limited 2023 Proxy Statement

Agenda Item 11

In the Summary Compensation Table of this proxy statement and in our Swiss Compensation Report contained in the Annual Report, stock options are valued at a Black-Scholes value, and performance shares are reflected at 100% of the value of the target award. The Summary Compensation Table also includes in a footnote information about the grant date full (potential) value of performance share awards granted in 2022 to our NEOs.

Who determines the actual compensation for each individual member of Executive Management?
The Board or the Compensation Committee determines the actual individual compensation of each member of Executive Management, subject to the maximum aggregate compensation amounts ratified by the shareholders and other limitations contained in the Articles of Association and the Company’s bonus and equity incentive plans.

Where Can I Find More Information about Executive Management Compensation?

The Compensation Discussion & Analysis section of this proxy statement contains detailed information about executive compensation for our NEOs. Under Swiss law, we also publish our annual audited Swiss Compensation Report, which contains compensation information for our Executive Management, and it is included within our Annual Report. These documents are available to shareholders in their proxy materials.
Chubb Executive Management, Role and Compensation

Executive Management has accountability for corporate strategy, providing constant leadership to the organization on the execution of that strategy, and ensuring that the financial performance of the Company creates shareholder value both in the short and long term.
Chubb’s Executive Management receives both fixed and variable compensation for their work. The majority of their compensation is variable, in the form of annual cash bonus and long-term equity awards   —   both of which are directly linked to the financial and operating performance of the Company.
The determination of annual variable compensation follows from a thoughtful and disciplined assessment of Company performance in both absolute and relative terms, fostering clear alignment between annual compensation and Company financial and operating performance.
Process Used to Determine Maximum Aggregate Compensation for Executive Management

The Board of Directors calculates the maximum aggregate compensation amount based on the assumption that compensation for Executive Management will be at the maximum of all applicable ranges, meaning that all individual and Company performance criteria are met or substantially exceeded. Actual compensation determinations and awards for 2024 are subject to Board or Compensation Committee determination after the Annual General Meeting. If the Board of Directors were to decide that Executive Management deserves compensation and awards in excess of the maximum amount approved by shareholders, we would pay such amounts only with subsequent shareholder approval for that additional amount.
If performance criteria are not met, then the actual aggregate amount of compensation paid to the individual members of Executive Management will be significantly lower than the maximum aggregate compensation amount for which the Board is seeking approval.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount, our Articles of Association requires the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders, and the Company may pay compensation to Executive Management subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s executive compensation arrangements and could detrimentally impact the Company’s ability to attract and retain members of Executive Management.

Chubb Limited 2023 Proxy Statement	45

Agenda Item 11
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
11.3 Advisory Vote to Approve the Swiss Compensation Report

Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the audited Swiss compensation report of Chubb Limited for the year ended December 31, 2022.
Explanation of Proposal

Under Swiss law and our Articles of Association, we are required to prepare a separate Swiss statutory compensation report each year that contains specific items in a presentation format determined by Swiss regulations.
The Swiss compensation report for the year ended December 31, 2022 (Swiss Compensation Report) is included in the Chubb Limited 2022 Annual Report, which is part of the proxy materials we have provided to shareholders, and is also available electronically at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
The Swiss Compensation Report discloses the prior calendar year’s compensation for both the Board of Directors and our Swiss Executive Management. The report is audited by our independent statutory auditors, PricewaterhouseCoopers AG, who have confirmed that the compensation report complies with Swiss law and Articles 14-16 of the Swiss Ordinance against Excessive Compensation. We have been preparing this separate compensation report in accordance with Swiss law requirements for each year since 2014.
Due to updates to Swiss corporate law, as further described in Agenda Item 9.1, shareholders are now presented with this new, non-binding retrospective vote on the compensation paid to the Board of Directors and Executive Management. This vote is in addition to the binding forward-looking votes on the maximum compensation that can be paid, granted or promised to the Board of Directors and Executive Management described in the other sub-items in this Agenda Item 11, and the separate non-binding retrospective U.S. say-on-pay vote for compensation paid to our SEC named executive officers described in Agenda Item 12.
This additional Swiss say-on-pay advisory vote provides our shareholders with a direct retrospective voice on director and executive compensation by providing a look-back on the use of prior-approved Swiss maximum compensation amounts. Below is further information on this agenda item.

Q&A Relating to Shareholder Ratification of the Swiss Compensation Report
Why is this new agenda item included in these proxy materials?
Recent updates to Swiss corporate law, further described in Agenda Item 9.1, provide that Swiss public companies, such as Chubb, that conduct a binding prospective vote on the maximum compensation of the Board of Directors and Executive Management must additionally provide shareholders with a non-binding advisory retrospective vote on the compensation paid to the Board of Directors and Swiss executives as set forth in the Swiss Compensation Report.
The purpose of this advisory vote is to give shareholders an opportunity to provide input on the use of the Swiss maximum compensation amounts for the Board and Executive Management previously approved by shareholders. While shareholders prospectively approve aggregate compensation for a subsequent period in Agenda Items 11.1 and 11.2, the Swiss Compensation Report describes the actual use of the amount in the prior calendar year.
While we historically have had an advisory say-on-pay on the compensation paid to our named executive officers, that vote is required by SEC rules. The vote in this Agenda Item 11.3 is required pursuant to Swiss law. Consequently, both votes are required to be included on the agenda at the Annual General Meeting.

46	Chubb Limited 2023 Proxy Statement

Agenda Item 11
For which period does the ratification of the Swiss Compensation Report apply?	The Swiss Compensation Report covers the compensation paid to the members of the Board of Directors and Executive Management for the prior calendar year (2022).
What does this ratification cover?
This advisory vote covers the entire Swiss Compensation Report, disclosing aggregate compensation for directors and Executive Management, including the tabular and related narrative disclosures. This ratification covers both director and executive compensation collectively and is not intended to cover just director or Executive Management compensation, or the compensation of any individual director or executive.

For information of the types of compensation covered by this Agenda Item 11.3, as well as how compensation is determined for each of the Board of Directors and Executive Management and how different types of compensation are valued, please see “Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of the Board” in Agenda Item 11.1 and “Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of Executive Management” in Agenda Item 11.2.

Where can I find the Swiss Compensation Report?
The Swiss Compensation Report is included in the Chubb Limited 2022 Annual Report, which is part of the proxy materials provided to shareholders. The Chubb Limited 2022 Annual Report can also be found on our website at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
An audit report from PricewaterhouseCoopers AG, our independent auditors, confirming that the Swiss Compensation Report complies with Swiss law is included in the Swiss Compensation Report.

Are there differences between director compensation disclosed in the Swiss Compensation Report and the 2022 Director Compensation table in this proxy statement?
The director compensation table in the Swiss Compensation Report is generally the same as the 2022 Director Compensation table included in the Director Compensation section of this proxy statement. The primary differences are that the Swiss Compensation Report (i) includes a Swiss-franc equivalent amount, a year-over-year comparison, and total aggregate director compensation paid for the calendar year (in addition to per director), and (ii) excludes matching contributions made under our matching charitable contribution program for directors because that is considered director compensation under SEC regulations but is not treated as compensation under applicable Swiss compensation disclosure requirements.

Are there differences between executive compensation disclosed in the Swiss Compensation Report and this proxy statement, including in the Summary Compensation Table?
There are a few differences between executive compensation disclosed in the Swiss Compensation Report and in the executive compensation section of this proxy statement, including the Summary Compensation Table. This is due to differences between Swiss and SEC compensation disclosure requirements.
First, Swiss and SEC requirements necessitate compensation disclosures for slightly different sets of executives. The Swiss Compensation Report requires disclosure of compensation paid to our Swiss Executive Management, which is a set of executives appointed by the Board based on the applicable provisions of Swiss law and our Organizational Regulations. Our Executive Management is described in Agenda Item 11.2. On the other hand, this proxy statement discloses compensation paid to our named executive officers, which is determined in accordance with SEC rules. In sum, while Mr. Krump and Mr. Lupica are named executive officers, they are not members of Executive Management, and while Mr. Wayland is a member of Executive Management, he is not an SEC named executive officer.
Second, in accordance with Swiss rules, the executive compensation table in the Swiss Compensation Report sets out the individual compensation of Mr. Greenberg, our Chairman and CEO, and the aggregate compensation of the other members of Executive Management. SEC disclosures require the individualized compensation disclosure of each named executive officer.
Third, the equity awards disclosed in the Swiss Compensation Report table represent grants for performance for that particular year (i.e., the equity awards that were granted in February 2023 for performance in 2022 are included in 2022 compensation). This is consistent with how our Compensation Committee views compensation for 2022 as described in the Compensation Discussion & Analysis section of this proxy statement; however, due to SEC requirements, the Summary Compensation Table in this proxy statement shows 2022 equity awards granted in 2022, which were intended to serve as compensation for 2021.

Chubb Limited 2023 Proxy Statement	47

Agenda Item 11

All other forms and amounts of compensation, including base salary, cash bonus and all other compensation, are consistent between the Swiss Compensation Report and the executive compensation tables in this proxy statement.

Where can I find more information about Chubb’s executive compensation program and practices?
For further detail on our executive compensation program and practices, including the decision-making process on how our Compensation Committee links pay to performance, please review the Compensation Discussion & Analysis section of this proxy statement.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the compensation of the Board of Directors and Executive Management as set forth in the Swiss Compensation Report on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
48	Chubb Limited 2023 Proxy Statement

Agenda Item 12
Advisory Vote to Approve Executive Compensation under
U.S. Securities Law Requirements
Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC for the year ended December 31, 2022, including in the Compensation Discussion & Analysis, compensation tables and related material disclosed in this proxy statement. We refer to our named executive officers, who are determined based on relevant compensation and applicable SEC rules, as NEOs.
Explanation

This proposal, commonly known as the SEC’s “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation for the fiscal year ended December 31, 2022. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
This Agenda Item 12 is required by the SEC under Section 14A of the Exchange Act, and generally covers compensation awarded in the calendar year prior to the date of our proxy statement. This SEC advisory say-on-pay vote, along with the Swiss advisory say-on-pay vote in Agenda Item 11.3, keeps us accountable for the way we actually use the maximum amount approved in advance via the Swiss executive say-on-pay vote in Agenda Item 11.2. Our Board and Compensation Committee value and will use this feedback to continually evolve our compensation programs.
This SEC say-on-pay vote is advisory, and not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. To the extent there is a significant vote against NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate the voting results and any actions necessary to address those concerns.
Shareholders should review the Compensation Discussion & Analysis beginning on page 91 and the executive compensation tables and related narrative disclosure in this proxy statement for information about the compensation of our NEOs. Our NEOs for 2022 are Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; Paul J. Krump, former Vice Chairman, Global Underwriting and Claims; and John J. Lupica, Vice Chairman and President, North America Insurance. Mr. Krump retired from the Company effective January 1, 2023 but remains an NEO for 2022 in accordance with SEC regulations.
Our Compensation Program

The goal of our compensation program is to fairly compensate our employees and to enhance shareholder value by closely aligning our executive compensation philosophy and practices with the interests of our shareholders.
We compete for executive talent with property and casualty insurers, specialty insurers, and financial services companies worldwide. We believe our compensation programs are effective in attracting and retaining the highest caliber senior executives with the skills necessary to achieve our strong financial and operating performance objectives.

Chubb Limited 2023 Proxy Statement	49

Agenda Item 12
Our compensation practices are structured to:
•
pay for performance;

•
encourage business decision-making aligned with the long-term interests of the Company; and

•
support the human resource requirements of our business in all the markets, globally, in which we operate.

We continually evolve our executive compensation practices to reflect the highest global standards. Our performance-based compensation criteria include key financial performance metrics, relevant business unit performance objectives and non-quantitative objectives that support our long-term strategic plan.
We are asking our shareholders to indicate their support for our NEO compensation as described on pages 91-135 of this proxy statement, which include the Compensation Discussion & Analysis section and the compensation tables and related narrative disclosure.
Accordingly, we ask our shareholders to vote “FOR” the proposal at the Annual General Meeting to approve, on an advisory basis, the compensation paid to the Company’s NEOs.

Key features of our executive compensation practices and policies include:
•
Detailed individual and Company performance criteria;

•
Significant amount of at-risk pay (94% for CEO, 87% for other NEOs);

•
Beginning 2023 performance shares comprise 100% of the annual equity award for the CEO and other NEOs;

•
Performance shares linked to key operating metrics (tangible book value per share growth and P&C combined ratio), with TSR used only as a modifier for premium awards;

•
Three-year cliff vesting and no second-chance “look-back” vesting opportunities for performance shares;

•
Carefully constructed peer groups, re-evaluated at least annually;

•
No tax reimbursements or gross-ups for U.S.-based senior management;

•
Clawback of incentive cash and equity (vested and unvested) compensation;

•
No new pledging of Chubb shares owned by executive officers or directors;

•
Mandatory executive share ownership guidelines; and

•
No hedging of Chubb securities.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved executive compensation under U.S. securities law requirements on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
50	Chubb Limited 2023 Proxy Statement

Agenda Item 13
Advisory Vote on the Frequency of the U.S. Securities Law Advisory Vote on Executive Compensation
Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, how frequently we should seek from shareholders the advisory vote on the compensation paid to the Company’s NEOs under U.S. securities law requirements.
Explanation

SEC rules under Section 14A of the Exchange Act require our shareholders have an opportunity at least once every six years to vote on how frequently we should seek the U.S. say-on-pay vote proposed in Agenda Item 12. Shareholders may indicate whether they would prefer a U.S. say-on-pay vote once every one, two or three years. You may vote for one of these three alternatives or you may abstain from making a choice. The Swiss advisory say-on-pay vote described in Agenda Item 11.3 will continue to occur annually and is not affected in any way by this agenda item.
At our 2017 annual general meeting, the last time shareholders voted on U.S. say-on-pay vote frequency, shareholders overwhelmingly voted in support of conducting the advisory vote annually, as we have done so since 2011.
As a corporate governance best practice and in recognition of the value of regular shareholder feedback on our executive compensation program, our Board recommends that the U.S. say-on-pay vote occur annually.
Although the vote is non-binding, our Board and Compensation Committee value the opinions of our shareholders, will consider the outcome of the vote, and the Company will disclose the decision as to frequency in an SEC filing no later than 150 days after the Annual General Meeting.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that shareholders have selected, on an advisory basis, whichever frequency receives the highest number of votes cast (in person or by proxy) on this agenda item, not counting abstentions, broker non-votes or blank or invalid ballots.
Chubb Limited 2023 Proxy Statement	51

Agenda Item 14
Shareholder Proposal on Greenhouse Gas Emissions Targets
[As of the date this preliminary proxy statement was filed with the SEC, we are awaiting a response from the Staff of the SEC on our no-action request to exclude the following shareholder proposal from our proxy statement and other proxy materials. We intend to exclude the shareholder proposal provided that the Staff of the SEC concurs that we have a reasonable basis for such exclusion.]
Agenda Item

As You Sow, as representative of Warren Wilson College and co-filers Jubitz Foundation and the Meyer Memorial Trust, has submitted the shareholder proposal described below and advised us that it will attend the Annual General Meeting and move the proposal as required. As reported to the Company, Warren Wilson College, Jubitz Foundation and the Meyer Memorial Trust own 134, 13 and 834 Chubb Common Shares, respectively. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponents and their representative upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4445.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
WHEREAS: Insurance companies have a critical role to play in meeting the Paris Agreement’s 1.5 degrees Celsius (1.5oC) goal, which will require net zero greenhouse gas (GHG) emissions by 2050. Projections have found that limiting global warming to 1.5oC versus 2 degrees will save $20 trillion globally by 2100,1 while exceeding 2 degrees could lead to climate damages ranging from 21 to 563 trillion.2 According to Swiss Re, failure to meet the 1.5oC goal may shrink global economic output by 11 to 14 percent.3
The insurance industry is under increasing pressure to address its contributions to climate change. The United Nations Environment Program Finance Initiative has underscored the critical role of insurance companies in meeting the 1.5oC goal. Exemplifying this growing pressure, legislation was passed in Connecticut requiring regulators to incorporate emissions reduction targets in their supervision of insurers.4
Shareholders are concerned that Chubb is not adequately reducing the climate footprint of its insurance-related activities. The company’s pre-tax catastrophe losses were almost $1.2 billion in the third quarter of 2022, with $975 million resulting from claims related to Hurricane Ian alone.5 This follows a larger global trend: According to Munich Re, natural disasters caused losses of $280 billion in 2021, up from $210 billion in 2020 and $166 billion in 2019.6
Chubb is a climate laggard in the global insurance sector, scoring near the bottom in a survey of the 30 largest global insurers.7 In contrast, peers are beginning to take action.8 Twenty-nine global insurers (representing more than 14% of world premium volume globally) have joined the United Nations’ Net Zero Insurance Alliance, committing to transition emissions from their insurance and reinsurance underwriting portfolios to net zero by 2050.9
While Chubb has set Scope 1 and 2 emissions reduction targets for its energy use and operational emissions and has certain coal related policies, Chubb has not adopted targets aligned with the Paris Agreement’s 1.5oC goal for its underwriting, insuring, and investment activities. Chubb appears to instead rely on governments “to develop and implement climate change solutions.”10

1 https://www.nature.com/articles/d41586-018-05219-5
2 https://www.nature.com/articles/s41467-020-18797-8/
3 https://www.swissre.com/dam/jcr:e73ee7c3-7f83-4c17-a2b8-8ef23a8d3312/swiss-re-institute-expertise-publication- economics-of-climate-change.pdf
4 https://www.businessinsurance.com/article/20210617/NEWS06/912342605/Connecticut-bill-calls-for-regulation-of- insurers%E2%80%99-climate-risks
5 https://www.artemis.bm/news/chubb-reports-1-2bn-of-cat-losses-for-q3-reinsurance-partners-to-take-share/
6 https://www.munichre.com/en/company/media-relations/media-information-and-corporate-news/media-information/2022/natural-disaster-losses-2021.html
7 https://insure-our-future.com/wp-content/uploads/2022/11/SP-IOF-2022-Scorecard-v0.8-online-1.pdf p.11
8 https://insure-our-future.com/scorecard
9 https://www.unepfi.org/net-zero-insurance/
10 https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/Chubb-Our_Climate_Change_Policy.pdf
52	Chubb Limited 2023 Proxy Statement

Agenda Item 14
Insurers’ activities can contribute to systemic climate risk to the global economy, investor portfolios, and insurers’ profitability. By setting and disclosing medium and long-term GHG emissions reduction targets across its underwriting, insuring, and investment activities, including net zero ambitions, Chubb can assure investors that management is addressing its quickly growing climate risk, reducing its climate impact, and building on climate-related opportunities.
BE IT RESOLVED: Shareholders request that Chubb issue a report, at reasonable cost and omitting proprietary information, disclosing 1.5°C aligned medium and long-term GHG targets for its underwriting, insuring, and investment activities.
SUPPORTING STATEMENT: Additionally, shareholders recommend the report disclose, at management discretion, a general timeline on which Chubb will:
•
measure the emissions of its highest emitting business sectors; and

•
set Paris-aligned 1.5°C targets for its highest emitting business sectors.

Statement of the Board of Directors’ Opposition to the
Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it for the following reasons:
Chubb shares the proponent’s goal of achieving a net zero economy by 2050. We disagree that forcing Chubb to set targets related to the emissions produced by its insureds, rather than Chubb’s own emissions, would advance that goal. To the contrary, setting such targets would be impractical, would impose unreasonable limits on Chubb’s discretion to responsibly address climate change, while supporting energy security, and would expose the Company to substantial risk in the event that the targets could not be met. Nor is the proposal necessary to prompt Chubb to deal with climate change; Chubb is engaged in a wide range of initiatives to advance the transition to a net zero economy that, unlike target setting, are innovative, practical and realistic.
Chubb Believes Setting Scope 3 Targets is an Impractical and Ineffective Way for It to Meaningfully Contribute to the Reduction in Global GHG Emissions

To produce the report requested by the proposal, Chubb would be required to set targets related to the emissions produced by the hundreds of thousands of individual consumers and private, public and governmental entities that it insures. (These emissions are referred to as “Scope 3” emissions, as distinguished from Chubb’s own emissions, referred to as Scope 1 and 2; the Company has already voluntarily set and achieved Scope 1 and 2 targets.)
The proposal rests on a fundamental misconception that there is a well-established and widely accepted methodology to measure the Scope 3 greenhouse gas (GHG) emissions produced by all of Chubb’s customers, from individual consumers purchasing cell phone or travel insurance coverage to the largest multinational corporations purchasing complex property and casualty insurance, collectively engaged in virtually every social and economic activity. In fact, there is no such methodology.
There is, therefore, substantial risk to the Company in attempting to set and meet targets related to the emissions of third parties that cannot be accurately measured. As Chubb has already explained in Chubb and Climate Change: Our Policy (the Climate Change Policy)1, posted on Chubb’s website in April 2022:
[V]arious groups have encouraged companies to make specific pledges about their climate — related activity. We are concerned that some of the pledges are tied to goals that are currently difficult, if not impossible, to measure, let alone achieve. Pledge participants may be exposed to greenwashing allegations if the methodologies necessary to measure emissions across every aspect of economic activity cannot be developed in a timely fashion; if no consensus develops as to how to account for carbon offsets; and if the pace of technology necessary to reduce carbon emissions fails to meet the pledge timeline. (Climate Change Policy at page 5)
The proponent’s representative, in engagement discussions with the Company, stated that companies should set Scope 3 targets first, without yet knowing how to measure or achieve those targets.2 The Company has considered and explicitly rejected this approach as unsound and contrary to the Company’s ethos of using science-based principles and intellectual rigor at the same level that we employ in our core underwriting business.
Apart from the problem of setting targets related emissions that cannot be reliably measured, the proposal’s direction to simply set targets aligned with the Paris Agreement’s 1.5°C goal makes no sense for an insurance company. First,

1 https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/Chubb-Our_Climate_Change_Policy.pdf
2 We noted with concern the shareholder proposal submitted by the proponent’s representative this year to JPMorgan Chase & Co. (asyousow.org/resolutions/2022/12/2-jpmorgan-chase-report-climate-transition-planning-wxdxl), in which the representative argues that “targets alone are insufficient” and that JPMorgan should disclose “concrete transition strategies to credibly achieve … disclosed emission reduction targets.” The representative seems to follow a strategy of submitting shareholder proposals to the insurance industry following submission to the banking industry, without consideration of how the industries differ with respect to Scope 3 emissions. The representative’s approach requesting detailed, concrete strategies from JPMorgan gives us further pause when, in engagement conversations with the Company, the representative encourages us to set ambitious emissions reduction goals now and determine if and how we can achieve them later.
Chubb Limited 2023 Proxy Statement	53

Agenda Item 14
assuming that we could accurately measure Scope 3 emissions for all of our insureds, the proposal provides no basis for understanding what a Scope 3 “target” aligned with the Paris Agreement would be or how any such target could advance the reduction in GHG emissions sought by the proponent. This is the fundamental problem at the heart of the proposal: Chubb has no control over its insureds’ emissions and no basis to know how any change in any of its underwriting or investment activity would reduce its insureds’ emissions or could be aligned with the Paris Agreement.
Indeed, this reality was recently recognized by the Net-Zero Insurance Alliance (NZIA), the very industry organization actually cited by the proponent:
The NZIA and its members recognize that they play an important role in supporting the net-zero transition but acknowledge that they cannot deliver a net-zero future on their own without comparable commitments from governments and wider industry actors (including intermediaries). If the actual speed of decarbonisation across the broader global economy lags too far behind a net-zero compatible pathway, NZIA members might not be able to achieve their stated targets.3
The underlying premise of the proposal appears to be that Chubb should set targets that would somehow result in limits on insuring (or investing in) activity that produces GHG emissions. Since virtually all of the activity that we insure can be tied to carbon emissions in some form, either directly or indirectly, the proposal makes no sense on its face, other than as a demand to simply reduce its insurance and investment activity, and it certainly has no connection to an actual reduction in GHG emissions produced by our clients.
The proposal’s “Supporting Statement” suggests that Chubb focus on “the highest emitting business sectors.” This limitation suffers from same defect as the actual proposal demand. Chubb has no control over the emissions of those business sectors and no way to determine if or how a “target” related to those sectors would result in emissions reductions that are aligned with the goals of the Paris Agreement.
To the extent that the proposal seeks to force Chubb to set limits on insuring some specific activity, such as insuring fossil fuel extraction, refining or use, such a limit has no connection to the actual production of GHG emissions. In fact, placing business sector, industry or company specific limitations on Chubb’s underwriting activity would be unduly prescriptive and improvidently interfere with Chubb’s ability to manage climate-related issues. The reality is that society will necessarily rely for many years on significant fossil fuel use to sustain universal access to reliable and affordable power. This is a matter of fundamental energy security and insurers have a critical role in mitigating risk associated with providing that security. We will be much more effective in advancing the transition to a net-zero economy by recognizing this reality and proactively engaging with the fossil fuel industry to identify and encourage the best way forward to lower carbon emissions.
Nor does the proposal provide any empirical support for the implied connection between a financial institution’s limits on engagement with particular industries and a reduction in GHG emissions. To the contrary, the limited evidence from experience with net-zero commitments in other sectors demonstrates that climate target-setting has tended to encourage public companies to sell or otherwise transfer high-emitting assets and clients to move them off their books, but has had little to no impact on actual GHG emissions on the planet.4 While declining to write an oil and gas producer’s insurance policy may reduce Scope 3 GHG emissions attributed to the insurer, the insured can seek insurance from other carriers or self-insure, resulting in no net reduction to global GHG emissions. The Company believes a similar pattern will emerge in the insurance industry with Scope 3 emissions targets driving high-emitting industries to seek alternative forms of insurance, while having an immaterial impact on GHG emissions in the real economy.
Moreover, GHG targets are designed to require the Company to change its underwriting coverages, in ways that are unmoored from our traditional underwriting and risk management functions. Our underwriting process inherently requires us to consider how an insured’s GHG emissions may impact the quality of a risk, which is more likely to be reflected in actions an insured is taking to understand and manage its emissions than by meeting a particular, prescribed GHG emissions target. Furthermore, changing our underwriting coverages in response to GHG targets rather than actuarial risk may run counter to existing or proposed legal requirements in several U.S. states.
Scope 3 emissions targets may also reduce the Company’s incentives to apply its expertise to reduce GHG emissions in the real economy. For example, we could be disincentivized from working with small and mid-sized companies or people that are not far along in their lower carbon transition, and thus those companies and people would not benefit from the resources and support we could offer that would help accelerate their transitions. We could also be disincentivized from working with companies that are seeking insurance for projects that will decrease economy-wide emissions but may increase the emissions of an individual insured — like building a natural gas-powered facility to replace a coal-powered facility.
Chubb Has Carefully Considered Plans and Taken Actions to Support the Net Zero Transition, and Already Discloses Them in a Report

Chubb believes the most effective use of its resources to support society’s transition to net zero involve focusing on the impact we can have on our broad client base to support their respective transitions. We have more influence over the climate risks related to our clients’ insurable activity when

3 Net Zero Insurance Alliance. Target Setting Protocol Version 1.0 at 6 (2023), available at https://www.unepfi.org/industries/insurance/nzia-target-setting-protocol-version-1-0/.
4 https://www.nytimes.com/2022/05/10/climate/oilfield-sales-pollution.html
54	Chubb Limited 2023 Proxy Statement

Agenda Item 14
we use our risk management expertise to support their transition than if we end the business relationship altogether.
We have focused on our underwriting criteria as a primary means of engagement and influence with insureds. In partnership with a nationally-recognized environmental NGO, Chubb is developing underwriting criteria for the oil and gas sector that will be announced in the first quarter of 2023. We expect these criteria will be a valuable tool to encourage our oil and gas clients to take concrete steps to reduce their GHG emissions in the near term. We are committed to developing a transparent approach to monitoring and reporting on our progress under these criteria by the end of 2023.
The transition to a net-zero economy will require deployment of a range of low-carbon and carbon removal technologies that are not yet in widespread commercial use, and the insurance sector must innovate to support these new technologies. In that spirit, we recently launched Chubb Climate+, drawing on the Company’s extensive technical capabilities in underwriting and risk engineering and bringing together Chubb units engaged in traditional, alternative and renewable energy, climate tech, agribusiness and risk engineering services. Chubb Climate+ will provide a full spectrum of insurance products and services to businesses engaged in developing or employing new technologies and processes that help reduce the dependence on carbon. It will also provide risk management and resiliency services to help those managing the impact of climate change.
Both of these approaches are disclosed in our Chubb 2022 Climate-Related Financial Disclosure report using the Task Force on Climate-Related Financial Disclosures reporting framework (TCFD Report),5 which was issued on November 30, 2022 and is updated annually. We believe that these efforts will support our clients’ lower carbon transition and meaningfully impact the transition to a global net zero economy. We expect to work to measure and report on that impact over time.
For additional information on Chubb’s climate-related actions, see “Corporate Governance — Climate Change: Governance, Progress and Engagement” in this proxy statement.
Chubb has consistently been a proactive leader on climate risk management, including by being the first major insurer in the U.S. to announce a coal policy for its underwriting and investment activity in 2019; establishing an oil sands policy in 2022; developing in 2023 a policy prohibiting underwriting oil and gas projects in certain protected areas, including the Arctic National Wildlife Refuge (ANWR), and we intend to develop further conservation criteria for the Arctic, mangroves, peatlands, key biodiversity areas, and recognized conservation areas that allow for resource use by the end of 2023. We also sponsored a series of climate workshops conducted by the University of Pennsylvania in 2022 and 2023 to further the conversation between insurance companies, investors, regulators, emissions measurement groups, academics and other stakeholders around how the insurance industry can assess and track climate risk and opportunities and develop meaningful metrics to communicate progress. Further, in January 2023, we appointed our first Global Climate Officer — a former leading sustainability lawyer at a globally-recognized law firm with a PhD in Environment — to provide oversight of the Company’s day-to-day climate-related activities and strategies.
Our actions provide assurance to our shareholders that we take the risks of climate change seriously and that we are thoughtfully developing a path forward to support the global net zero transition most effectively. Chubb will continue to assess Scope 3 GHG reduction targets and consider if and when any additional limitations are achievable, impactful and in the Company and shareholders’ best interests.
AGAINST Recommendation

Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.

5 https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/chubb_2022_climate-related_financial_disclosure_report.pdf
Chubb Limited 2023 Proxy Statement	55

Agenda Item 15
Shareholder Proposal on a Policy Restricting Underwriting of New Fossil Fuel Exploration and Development Projects
[As of the date this preliminary proxy statement was filed with the SEC, we are awaiting a response from the Staff of the SEC on our no-action request to exclude the following shareholder proposal from our proxy statement and other proxy materials. We intend to exclude the shareholder proposal provided that the Staff of the SEC concurs that we have a reasonable basis for such exclusion.]
Agenda Item

Green Century Capital Management, Inc., as representative of the Green Century Equity Fund, has submitted the shareholder proposal described below and advised us that it will attend the Annual General Meeting and move the proposal as required. As reported to the Company, Green Century Equity Fund is the holder of at least $25,000 of Chubb Common Shares. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponent and its representative upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4445.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
Whereas: The Intergovernmental Panel on Climate Change (IPCC) reported that global greenhouse gas emissions must reach net-zero by 2050 in order to limit a global temperature increase to 1.5 degrees Celsius, thereby averting the worst impacts of climate change.
Experts (and Chubb) agree that weather-related natural catastrophes are tied to the upward trend of insured losses. Last year marked the fourth time in five years global insured losses exceeded $100 billion from weather related disasters alone.
Chubb acknowledges that climate change poses an “existential” risk but continues to underwrite new risks for the fossil fuel industry. For example, Chubb is a major insurer of Brazil’s national oil company, which intends to increase its oil production 40% by 2026.
According to scientific consensus, limiting warming to 1.5 degrees Celsius means that the world cannot develop new oil and gas fields or coal mines beyond those already approved for exploration and development. Existing fossil fuel supplies are sufficient to satisfy global energy needs, and developing new oil and gas fields would not produce in time to mitigate energy market turmoil resulting from the Ukraine War.
Without a policy to phase out underwriting new fossil fuel exploration and development, Chubb may be subject to material risk related to:
•
Climate: Fossil fuel emissions drive stronger and more frequent natural catastrophes challenging insurers’ abilities to cover claims or offer policies in existing markets.1

•
Transition: Without early action toward an orderly transition to a low-carbon economy, availability of capital for the insurance industry could drop precipitously.2

•
Competition: Twelve global insurers now restrict underwriting conventional oil and gas projects and/or companies, signaling responsiveness to climate risk.3

•
Reputation: Campaigns targeting Chubb’s climate policies bring negative attention to the Company, and may adversely affect its ability to attract customers and employees.4

Investors remain concerned that despite Chubb’s stated support for a transition to a net-zero economy, the Company’s efforts are not sufficiently aligned with the IPCC’s 1.5 degrees Celsius no/low overshoot pathways, which describe the trajectories of greenhouse gas emissions reductions needed to stabilize the global climate.

1 https://www.mckinsey.com/industries/financial-services/our-insights/climate-change-and-p-and-c-insurance-the- threat-and-opportunity
2 https://www.iaisweb.org/uploads/2022/01/210930-GIMAR-special-topic-edition-climate-change.pdf
3 https://us.insure-our-future.com/fidelis-becomes-first-north-american-insurer-to-restrict-support-for-the-oil-and- gas-industry/
4 https://us.insure-our-future.com/2021-9-10-chubb-at-the-us-open-climate-hypocrisy/
56	Chubb Limited 2023 Proxy Statement

Agenda Item 15
RESOLVED: Shareholders request that the Board of Directors adopt and disclose a policy for the timebound phase out of Chubb’s underwriting risks associated with new fossil fuel exploration and development projects, aligned with the IPCC’s recommendation to limit global temperature rise to 1.5 degrees Celsius.
Supporting Statement: The board and management, in its discretion, should define the scope, time frames and parameters of the policy, with an eye toward:
•
the well accepted definition that new fossil fuel exploration and development projects include exploration for and/or development of oil, gas, and goal resources or reserves beyond those fields or mines that have already been permitted;

•
the pathways and time frames set forth by the International Energy Agency’s Net Zero by 2050 scenario or the IPCC’s low/no overshoot scenarios.

Statement of the Board of Directors’ Opposition to the
Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it for the following reasons:
Chubb shares the proponent’s goal of achieving a net zero economy by 2050. Achieving that goal is in the best interest of our Company, our shareholders, and our planet. However, the proponent proffers that timebound phaseout of underwriting new fossil fuel exploration and development projects is necessary to achieve that goal. We disagree.
Chubb Believes Underwriting Exclusions for New Fossil Fuel Exploration and Development Projects are an Inadvisable and Ineffective Way for It to Meaningfully Reduce Global GHG Emissions

Chubb has carefully considered and declined to adopt a blanket exclusion on fossil fuel underwriting. Instead, we focus on climate work that we believe will have a more meaningful and impactful contribution to support the global transition to a net zero economy. We note that our shareholders supported our view last year by rejecting (with 81% of the vote) a very similar proposal by the proponent seeking that Chubb adopt a policy restricting underwriting of “new fossil fuel supplies.” This year’s proposal from the proponent is at least equally prescriptive in asking Chubb to adopt a policy that Chubb has rejected and adding a further element of timing deadlines for that policy.
Chubb has declined to adopt a policy for timebound phaseout of underwriting new fossil fuel exploration and development projects for at least four reasons.1
First, a timebound phaseout of underwriting new fossil fuel supplies presupposes that we know when alternative energy sources will be sufficiently technologically advanced and available to replace more carbon-intensive energy sources like oil and gas. Alternative energy sources cannot yet provide enough power to sustain civil society. Adopting the proponent’s recommended policy would bind Chubb to a timeline and rules that may be divorced from reality, and our compliance would depend on external factors — the pace of society’s energy transition — that we do not know or control.
Second, the proponent’s recommended policy may be counterproductive to the goal of an orderly transition to a net zero carbon economy. A ban on “new fossil fuel exploration and development” could discourage the transition from the most carbon-intensive fossil fuels (e.g., coal) to less carbon-intensive fossil fuel (e.g., natural gas) while clean energy sources remain insufficient to meet total energy demand. Under the proponent’s policy, Chubb could be disincentivized from working with companies that are seeking insurance for viable lower carbon alternatives that will result in a short-term increase in emissions, such as building a natural gas-powered facility to replace a coal-powered facility.
Third, the proponent’s recommended policy may be ineffective. We believe that denying access to the traditional insurance market will not end or dramatically reduce fossil fuel activity. Instead, the fossil fuel industry could resort to alternative types of risk transfer without any additional impetus to prioritize emissions-reduction efforts. We have not found evidence that phasing out fossil fuel underwriting will measurably reduce global greenhouse gas (GHG) emissions, nor has the proponent offered any. Declining to underwrite will not prevent the oil and gas industry from obtaining coverage from other carriers or self-insuring, which would make the proponent’s recommended policy ineffective at reducing GHG emissions in the real world.
Finally, refusing to insure new fossil fuel supplies would preclude Chubb from applying its data, insights and capabilities to help manage the complexities of an orderly transition to a net zero carbon economy. We believe that insurance is at its most effective when we serve as a constant presence in the marketplace, engage deeply with our clients, and develop tools and criteria to incentivize our clients to undertake actions that will reduce their own emissions. We play a role in facilitating our clients’ net zero transitions that we cannot fulfill through blanket exclusions.

1
Chubb explained its position on excluding new fossil fuel supply underwriting in its Chubb 2022 Climate-Related Financial Disclosure report that uses the Task Force on Climate-Related Financial Disclosures reporting framework (the “TCFD Report”), beginning on page 6, available at https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/chubb_2022_climate-related_financial_disclosure_report.pdf

Chubb Limited 2023 Proxy Statement	57

Agenda Item 15
Chubb’s Climate Strategy Includes Engagement and Underwriting Actions to Support the Net Zero Transition

Instead of denying insurance to an entire industry of new fossil fuel supplies, Chubb is focused on the impact we can have on our broad client base by supporting their respective transitions to net zero. As insurers, we have unique levers to support our clients’ transitions that are more impactful than simply refusing to insure them. We have more influence over the climate risks related to our clients’ insurable activity — which may continue with or without our insurance coverage — when we use our risk management expertise to support their transition than if we end the business relationship altogether.
We are working extensively, internally and with external groups, to determine how we and insurers can influence the business operations of our clients and facilitate our and our clients’ transition to a low-carbon economy.
We have focused on our underwriting limitations and criteria as a primary means of engagement and influence with insureds. In 2019, we were the first major insurer in the United States to limit coal-related underwriting and investment activity. In 2022, we adopted a policy that we will no longer underwrite risks for projects involving direct mining or in-situ extraction and processing of bitumen from oil sands.
Further, in partnership with a nationally-recognized environmental NGO, Chubb is developing climate underwriting criteria that we will formally announce in the first quarter of 2023. These criteria will immediately apply to all new oil and gas project coverages we extend. We expect that these criteria will help to reduce the greenhouse gas emissions associated with oil and gas extraction across our portfolio and provide us with opportunities to use our risk engineering expertise to educate clients regarding best practices in emission controls. Chubb and our NGO partner have also developed conservation criteria for oil and gas projects, which will be announced in the first quarter of 2023. Our conservation criteria will restrict underwriting in certain protected areas, including the Arctic National Wildlife Refuge (ANWR), and it is our intention to develop further conservation criteria for the Arctic, mangroves, peatlands, key biodiversity areas, and recognized conservation areas that allow for resource use by the end of 2023.
Also, in January 2023, we appointed our first Global Climate Officer — a former leading sustainability lawyer at a globally-recognized law firm with a PhD in Environment — to provide oversight of the Company’s day-to-day climate-related activities and strategies.
While Chubb has openly explained here and in prior climate communications its reasoning for disagreeing with the proponent’s new fossil fuel supplies exclusion at this time, Chubb has been an industry leader in taking action to have real-world impact on carbon reduction. Chubb will continue to assess underwriting of fossil fuel-related activity and consider if and when any additional limitations are achievable, impactful and in the Company and shareholders’ best interests.
For additional information on Chubb’s climate-related actions, see “Corporate Governance — Climate Change: Governance, Progress and Engagement” in this proxy statement.
AGAINST Recommendation

Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
58	Chubb Limited 2023 Proxy Statement

Agenda Item 16
Shareholder proposal on human rights and underwriting
[As of the date this preliminary proxy statement was filed with the SEC, we are awaiting a response from the Staff of the SEC on our no-action request to exclude the following shareholder proposal from our proxy statement and other proxy materials. We intend to exclude the shareholder proposal provided that the Staff of the SEC concurs that we have a reasonable basis for such exclusion.]
Agenda Item

Domini Impact Investments LLC, as representative of the Domini US Impact Equity Fund, has submitted the shareholder proposal described below and advised us that it will attend the Annual General Meeting and move the proposal as required. As reported to the Company, Domini US Impact Equity Fund is the holder of at least $25,000 of Chubb Common Shares. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponent and its representative upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4445.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
Under the UN Guiding Principles on Business and Human Rights, companies are expected to conduct human rights due diligence to meet the corporate responsibility to respect human rights. The UN Declaration on the Rights of Indigenous Peoples recognizes the rights of Indigenous Peoples to self-determination, territories, and cultural practices, and establishes that entities must seek Free Prior and Informed Consent (FPIC) of Indigenous Peoples related to any projects that may impact their rights.
Chubb may be exposed to environmental and social risk through its underwriting and financing activities. The Principles for Sustainable Insurance, signed by 135 insurers representing $15 trillion in assets,1 serves as a framework to address environmental, social and governance (ESG) risks and opportunities. Chubb is not a signatory. Several companies incorporate ESG in their underwriting practice, including AIG,2 Munich Re,3 and Zurich.4 Allianz,5 AXIS
Capital,6 and Swiss Re7 assess FPIC. Seventeen insurers have committed not to insure oil and gas projects in the Arctic National Wildlife Refuge (Arctic Refuge) in Alaska, noting potential negative impacts on Indigenous Peoples, biodiversity, and caribou.8
Projects that may negatively impact the rights, culture, or territories of Indigenous Peoples may face public opposition and increase reputational risk. Chubb is facing public scrutiny over the potential risk associated with the Arctic Refuge. The Gwich’in Steering Committee has written to Chubb asking it to commit not to insure projects in the Arctic Refuge, to protect its communities, culture, and way of life.9 Investor expectations on Indigenous Rights are increasing, including that companies respect FPIC in business decisions that impact Indigenous Peoples.10
Identification and evaluation of all relevant data or risk factors, including exposure to potential human rights or biodiversity impacts or losses that are relevant in the context of an activity, are necessary to accurately assess the risk

1  https://www.unepfi.org/insurance/insurance/signatory-companies/
2  https://www.aig.com/esgreports/home/executive-summary
3  https://www.munichre.com/en/company/sustainability/human-rights.html
4  https://www.zurich.com/en/sustainability/responsible-investment/-/media/project/zurich/dotcom/sustainability/docs/mitigating-esg-risks-in-underwriting-
and-investment-management.pdf
5  https://www.allianz.com/content/dam/onemarketing/azcom/Allianz_com/sustainability/documents/Allianz_ESG_Integration_Framework.pdf
6  https://www.axiscapital.com/docs/default-source/about-axis/axis-capital-human-rights-policy.pdf?sfyrsn=f7dfcab82#:~:text=We%20expect%20insureds%20to
%20respect.on%20indigenous%20territories%20without%20FPIC
7  https://www.swissre.com/dam/jcr:5863fbc4-b708-4e61-acc7-6ef685461abb/esg-risk-framework.pdf
8  https://ourarcticrefuge.org/corporate-commitment-to-protect-the-arctic-refuge/
9  https://ourarcticrefuge.org/gsc-and-240-allied-organizations-urge-u-s-insurance-companies-to-meet-the-moment-with-policy-to-protect-the-arctic-refuge/
10 https://www.blackrock.com/corporate/literature/publication/blk-commentary-engagement-on-human-rights.pdf
Chubb Limited 2023 Proxy Statement	59

Agenda Item 16
exposure and appropriately set pricing, coverage, and exclusions. While Chubb provides some information on its evaluation of environmental risks in underwriting and financing, Chubb lacks disclosure on how it evaluates human rights risks, in particular the rights of Indigenous Peoples, in underwriting. This may expose the company to mispricing of risk or failing to identify potential social and human rights risks associated with its business activities, which may lead to increased costs, project cancelations, or negative human rights outcomes.
Resolved: Shareholders request that the Board of Directors publish a report, describing how human rights risks and impacts are evaluated and incorporated in the underwriting process. The report should be prepared at reasonable cost and omit proprietary information.
Supporting Statement: At company discretion, the proponents recommend the report include:
•
The extent to which Free, Prior and Informed Consent, as articulated in the United Nations Declaration on the Rights of Indigenous Peoples, is considered or evaluated in the underwriting process; and

•
The company’s stakeholder engagement process, such as participating stakeholders, key recommendations made, and actions taken to address such recommendations.

Statement of the Board of Directors’ Opposition to the
Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it for the following reasons:
Chubb respects and shares the proponent’s underlying concerns about human rights. As stated in our Code of Conduct, “We conduct our business in a manner that respects the human rights and dignity of all, and we support international efforts to promote and protect human rights. . . Chubb does not tolerate abuse of human rights in a Chubb workplace or in the course of Chubb business.”
Chubb reports extensively regarding its policies and actions that implicate human rights and, therefore, complying with the proposal would be repetitive and impose an unnecessary burden on the Company.
Chubb Provides Extensive Disclosure about Human Rights and Broader ESG Issues

Chubb provides extensive disclosure about its human rights policies and actions throughout a variety of public reports.
Our general commitment to human rights is highlighted in the Chubb Code of Conduct, which is available on our website at investors.chubb.com/governance/governance-documents/default.aspx. As set forth in the Code, all employees have a responsibility to be alert for and report suspicion or evidence of human rights abuses in our business. In addition, Chubb has business compliance officers around the world who are responsible for compliance with the Code of Conduct and other company policies. Through our policies and our governance structure, we hold the Company and each of its employees accountable for maintaining the highest regard for human rights.
In addition, the Code of Conduct requires compliance with our global prohibition of modern slavery statement, which applies to all Chubb employees, officers, directors, contractors, suppliers and vendors. The statement reiterates
Chubb’s commitment to preventing any form of modern slavery in its own operations and those of its supply chain.
Our periodic reports include our annual “Communication on Progress” related to the United Nations Global Compact. This report outlines our commitment to the Global Compact’s 10 Principles on human rights, labor, the environment and anti-corruption. The report specifically discloses our commitment to human rights and progress on initiatives that fulfill our commitment to human rights. In this annual disclosure, we have reported on how our evaluation of human rights is integral to our core business practices, including how we consider the ways our products and services can support meaningful societal advances in emerging economies around the world that will ultimately lead increasing respect for and protection of human rights around the globe.
Chubb also regularly reports on broader ESG issues, including our actions and policies relating to the environment and to climate change specifically. These reports have included extensive engagement regarding our limitations on coal underwriting and investments and our more recently announced policy regarding oil sands, which prohibits underwriting projects that involve direct mining or in-situ extraction and processing of bitumen from oil sands. When establishing these policies, Chubb considered the environmental impact of these operations, as well as equitable considerations like availability of alternative forms of energy in impacted regions. These policies as well as our additional underwriting actions to address climate change and society’s carbon transition, such as establishing underwriting criteria for the oil and gas sector and encouraging the development of clean energy, are fully disclosed in our public ESG reporting, including our Chubb 2022 Climate-Related Financial Disclosure report using the Task Force on Climate-Related Financial Disclosures reporting framework (TCFD Report), Chubb and Climate Change: Our Policy (Climate Change Policy), and elsewhere in this proxy statement. Our TCFD Report is updated annually.
Specifically with respect to the proposal’s reference to Indigenous people’s rights, Chubb is supportive of Indigenous

60	Chubb Limited 2023 Proxy Statement

Agenda Item 16
people’s rights and has directly engaged with stakeholders for their perspective on ways we can support the preservation of Indigenous cultures and human rights interests, including preservation of the cultures and wildlife that would be permanently impacted by development in those regions.
Our support for the preservation and advancement for the rule of law is reported in our annual report regarding the Chubb Rule of Law Fund, a unique corporate initiative that since inception has issued grants for 71 projects totaling almost $4,000,000 to fund projects around the world focused on improving access to justice, addressing racial disparities in the criminal justice system, strengthening courts, fighting corruption and creating the conditions of security and freedom that allow societies to prosper. The report highlights that the rule of law is the foundation for a culture that values and supports human rights. As indicated in the Fund’s annual report, the Fund is currently supporting a range of projects to address inequality and promote social, economic and racial justice. Since 2020, Chubb has awarded over $2,000,000 in funding to support racial justice projects in the United States meant to alleviate inequities in the administration of justice arising from racial discrimination.
In addition, Chubb’s significant commitments to racial equity in our Company and beyond have been disclosed in our annual report, on our website and in other public disclosures, including the annual release of our EEO-1 U.S. workforce demographic data.
Given Chubb’s extensive disclosure regarding human rights and other ESG issues we believe that it would repetitive and an undue burden to produce an additional report regarding human rights.
The reports referenced above — our United Nations Global Compact Report, latest TCFD Report, EEO-1 report and Rule of Law Fund Report — are available at about.chubb.com/citizenship/reports.html. The TCFD Report and Climate Change Policy are also available at about.chubb.com/
citizenship/environment.html.
AGAINST Recommendation

Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
Chubb Limited 2023 Proxy Statement	61

Corporate Governance
Overview

We are committed to the highest levels of ethical conduct. This commitment is reflected in our corporate governance and in the foundation of our corporate values and culture. As an insurance company, we are in the business of managing risk. Our corporate governance helps us mitigate and manage risks by providing clear lines of oversight and responsibility for management and the Board. We review and evolve corporate governance regularly.
Our Board of Directors’ corporate governance policies comply with the rules of the SEC, the listing standards of the NYSE and Swiss law. Our compliance with U.S. laws includes compliance with the Sarbanes Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and other statutes applicable to corporations doing business in the U.S. To balance our NYSE listing and Swiss incorporation requirements, we:
•
adhere to SEC and NYSE governance and compensation regulations and best practices; and

•
comply with Swiss corporate laws that impose various additional restrictions and requirements, including our implementation, through our Articles of Association and presentation of annual ballot items for our shareholders, of Swiss corporate governance and compensation requirements.

We have adopted Organizational Regulations, Corporate Governance Guidelines and Categorical Standards for Director Independence covering issues such as executive sessions of the Board of Directors, director qualification and independence standards, Board leadership and structure, director responsibilities and procedures, director equity ownership guidelines, management evaluation and succession, and Board self-evaluations. Our Board has established committees that help with oversight of the Company and its operations, and these committees govern themselves pursuant to the Organizational Regulations and charters that are reviewed at least annually and amended as necessary.
Corporate Governance Documents

The following governance documents are available on our website at about.chubb.com/governance.html:
•
Articles of Association

•
Organizational Regulations

•
Corporate Governance Guidelines

•
Board Committee Charters: Audit, Compensation, Executive, Nominating & Governance, and Risk & Finance

•
Categorical Standards for Director Independence

•
Code of Conduct

•
Policy on Fair Disclosure

You may also request copies of any of these documents by contacting our Investor Relations department:
Telephone — +1 (212) 827-4445; or
E-mail — investorrelations@chubb.com

62	Chubb Limited 2023 Proxy Statement

Corporate Governance — Our Corporate Governance Framework
Our Corporate Governance Framework
Board Independence
•
12 out of 13 of our current directors (and 12 out of 13 of our director nominees) are independent as determined by our Board under NYSE regulations and our Categorical Standards for Director Independence. Our CEO is the only non-independent director.

•
Five standing Board committees — Audit, Compensation, Nominating & Governance, Risk & Finance and Executive. All committees are composed entirely of independent directors, with the exception of the Executive Committee (our Chairman and CEO serves on the Executive Committee).

Board Composition
•
Under Swiss law, only our shareholders can elect directors and determine Board size. Our Board may not appoint directors to fill vacancies.

•
Our Nominating & Governance Committee regularly reviews Board composition and the skills, qualifications, backgrounds, experience and other attributes of Board members, both individually and collectively, including consideration of tenure and gender and racial/ethnic diversity.

•
Well-balanced tenure and consistent refreshment over time — 4 new directors since 2020 AGM and 2 new directors proposed by our Board for election this year.

•
Individuals may not be nominated or re-nominated to the Board after they reach 75 years of age; this guideline may be waived from time to time as the Board deems advisable.

•
Our Corporate Governance Guidelines provide that a director that is a public company chief executive should not sit on more than one public company board (excluding Chubb).

Board Leadership Structure
•
Our Chairman is CEO of our Company. Our Board believes he has both the critical skills and experience to best perform both roles at this time. Our Chairman interacts closely with our independent Lead Director, who is appointed by the other independent directors.

•
Our Lead Director has significant and substantive powers and responsibilities, many of which are memorialized in the Company’s Organizational Regulations and Corporate Governance Guidelines. Our Lead Director ensures an appropriate level of Board independence in deliberations and overall governance, and chairs and sets the agenda for executive sessions of the independent directors, which take place at least every regular Board meeting, to discuss certain matters without the Chairman or other management present.

•
Our Lead Director also has the ability to convene Board meetings, establishes the regular Board agenda (with the Chairman), actively engages in the Board’s performance assessment process, and provides input on the design of the Board, including composition and committee structure.

Risk Oversight
•
Our full Board and the Risk & Finance Committee are responsible for risk management oversight, with individual Board committees responsible for overseeing specified risks. See “Board Oversight of Risk and Risk Management” for more details.

•
Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

ESG Governance
•
We have a robust ESG and Corporate Citizenship governance structure with regular Board and senior management involvement and oversight.

•
The Nominating & Governance Committee has Board-delegated oversight for our Corporate Citizenship activities and ESG policies and initiatives, and other Board committees monitor and review ESG-related matters in accordance with their charter responsibilities. ESG also remains a full Board topic.

•
In 2022 management and outside experts provided multiple updates on ESG issues to the Nominating & Governance Committee and full Board.

Chubb Limited 2023 Proxy Statement	63

Corporate Governance — Our Corporate Governance Framework
Climate Change Governance
•
We implemented an active governance structure to oversee and execute our global environmental program and climate change strategy. At the Board level, our Nominating & Governance Committee is responsible for reviewing ESG issues including climate change, and our Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, which include climate risk. The full Board is also involved in these matters.

•
Our management-level Executive Committee, which include our Chairman and CEO and most senior executive leaders, are responsible for aligning climate and other ESG and Corporate Citizenship activities for consistency with the Company’s culture, values, corporate mission and business objectives. The Executive Committee also has executive management responsibility for the execution of underwriting and portfolio management decisions and responses related to climate change. In addition, the Risk and Underwriting Committee, product boards and risk-related committees review risks associated with climate change.

•
We appointed a Global Climate Officer in January 2023 to provide oversight of the Company’s day-to-day climate activities and strategies, including business and public policy initiatives.

Open Communication
•
We encourage open communication and strong working relationships among the Lead Director, Chairman and other directors.

•
Our directors have access to members of management and employees, and our Lead Director and members of our committees regularly communicate with members of management other than the CEO on a variety of topics.

•
Shareholders and other interested parties can contact our Board, Audit Committee or Lead Director by email or regular mail.

Shareholder Input
•
We conduct a robust annual shareholder outreach program to discuss trends, topics and issues of interest with shareholders and to solicit feedback. We strongly encourage shareholders to set the agenda for engagement discussions.

•
Chubb participants in meetings with shareholders include relevant members of management and at times members of our Board, including our Lead Director.

•
Our 2022 regular engagement program targeted our top 50 shareholders, and also included engagement with a proxy advisory firm and the two shareholder proponents who submitted proposals at last year’s annual meeting.

•
In 2022 and 2023 we also sponsored a series of climate workshops for top shareholders and other stakeholders to discuss how insurers can participate in the global transition to net zero and the development of meaningful actions, metrics and disclosures to communicate their progress.

Accountability to Shareholders
•
Shareholders annually elect our Chairman, all directors (by majority vote) and members of our Compensation Committee.

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There is no plurality concept built into our shareholder voting, unless the number of nominees exceeds the maximum number of director positions as set by shareholders in our Articles of Association. That is because shareholders can determine the number of Board positions, and all nominees who receive a majority of votes cast are, by law, elected to the Board.

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Under Swiss law, a director cannot remain in office if they do not receive the requisite majority shareholder vote; therefore, a resignation policy for obtaining less than a majority of votes cast is not applicable.

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Shareholders annually approve in binding votes the maximum compensation of our directors and Swiss Executive Management.

Succession Planning/ Talent Management
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Our Board actively monitors our succession planning and management development.

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Chairman and CEO succession plans under various scenarios are discussed and reviewed annually.

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Human capital management is a full Board topic. Senior management provides our Board with regular updates on matters including employee succession and talent development. We are focused on, and our leaders are accountable for, improving gender balance and racial/ethnic diversity at the officer level and in talent development and acquisition.

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Corporate Governance — Governance Practices and Policies that Guide Our Actions
Governance Practices and Policies that Guide Our Actions

Our Code of Conduct

Our Board has adopted a Code of Conduct applicable to all directors, officers and employees, which sets forth the basic principles to guide their day-to-day activities. The Code of Conduct addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws and regulations (including insider trading laws) and reporting illegal or unethical behavior.
Director Stock Ownership Requirements

A substantial portion of our directors’ compensation consists of restricted stock awards. Our Corporate Governance Guidelines require minimum equity ownership of $700,000 for outside directors (based on stock price on date of award). Each director has until the fifth anniversary of his or her initial election to the Board to achieve this minimum. All of our outside directors who have served for at least five years satisfy Chubb’s director equity ownership requirements. Our directors are also subject to prohibitions on pledging and hedging Common Shares.
Executive Sessions of Directors

Our independent directors meet for an executive session of the Board at each quarterly Board meeting. Our CEO is our only non-independent director and does not attend these sessions. Our Lead Director, currently Michael P. Connors, is the presiding director for Board executive sessions of independent directors, and has the authority to convene and set the agenda for these sessions. Executive sessions are also common for special meetings of the Board and ad hoc committees that are created from time to time to provide oversight over specific matters. Similarly, our Board committees (other than the Executive Committee) generally conduct an executive session at their meetings, with no members of management present.
Continuing Education and Training for Directors

We provide ongoing programs for directors covering, among other things, the Company’s business; organizational and management structure; results of operations and financial condition, such as critical accounting policies, budgets and forecasts; corporate governance; and risk management, including climate and catastrophe risk. The Audit Committee and Risk & Finance Committee each conduct deep-dive training sessions throughout the year, which may also be attended by other members of the Board. Directors are encouraged to attend these and other appropriate continuing education programs. Onboarding training is also provided for new directors. In addition, a number of our directors attended outside director education programs in 2022.
Related Party Transactions Guidelines

We have adopted Related Party Transactions Guidelines that require our Nominating & Governance Committee or Board to review and approve certain transactions between Chubb and any related parties. For additional information, see “What is Our Related Party Transactions Approval Policy and What Procedures Do We Use to Implement It?”.
Shareholder Outreach

We recognize the value in maintaining open lines of communication with our shareholders and consequently we consider our robust shareholder outreach program to be a vital governance tool.
We understand that engagement is more important than ever to our shareholders and therefore seek to engage with them on a regular basis throughout the year. These engagement discussions take place both during and away from the annual meeting cycle, providing us with ample opportunity to better understand and thoughtfully consider our shareholders’ key issues and concerns. Chubb participants include relevant members of management and at times members of our Board, including our Lead Director.
The primary purpose of our shareholder outreach program is to discuss and solicit feedback about corporate governance, executive compensation and other matters, including ESG topics relevant to the Company. We also strongly encourage our participating shareholders to set the agenda for these meetings and address any trends, topics or issues that they wish to discuss with us.
Management and the Board recognize the value of taking our shareholders’ views into account. Feedback from our shareholders helps us understand how they view us, set goals and expectations for our performance, and identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations and Corporate Citizenship and ESG efforts.
In 2022, we solicited our 50 largest shareholders, representing approximately 70% of our outstanding Common Shares, to discuss a variety of corporate governance (including Board composition, leadership structure and risk management oversight), executive compensation and other ESG topics. We also engaged with a proxy advisory firm and the two shareholder proponents who submitted proposals at last year’s annual general meeting to discuss climate matters.

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Corporate Governance — Governance Practices and Policies that Guide Our Actions
The primary topic discussed during our engagement sessions was Chubb’s climate-related activities, strategies and progress, and our response to the shareholder proposal that passed at last year’s annual general meeting. In response, Chubb considered shareholder feedback but also determined to go further and assess and communicate its views holistically on the role it believes it, and the insurance industry, is best suited to play in supporting the transition to a net zero economy. Chubb’s activities, strategy, progress and governance around climate are discussed in detail in the Company’s annual TCFD Report, published in November 2022. The TCFD Report highlights Chubb’s engagement in assessing Scope 3 emissions methodologies, developing underwriting criteria for the oil and gas sector, using insurance to support the development of clean energy alternatives, and encouraging rigor and candor in the climate dialogue in order to communicate our climate-related commitments and actions. We also separately sponsored a series of climate workshops in 2022 and 2023, attended by certain of our top shareholders and other stakeholders, around how the insurance industry can assess and track climate risk and opportunities and develop meaningful metrics to communicate progress. See “Climate Change: Governance, Progress and Engagement” in this Corporate Governance section for more information.
Open Lines of Communication

The Chubb Ethics Help Line is a free, confidential service available 24 hours a day for questions or concerns about ethics or integrity at Chubb. Please visit our website for specific contact information at: about.chubb.com/governance.html.
We also have a process for shareholders, employees and other interested parties to send communications to the Board:
To contact the Board about accounting or auditing matters, you may send an e-mail to the Chair of the Audit Committee at: chmnaudit@chubb.com. The Corporate Secretary has access to this e-mail address. For other matters you may send an e-mail to: corpsecy@chubb.com. You may also contact the Lead Director, any independent director, the Chairman of the Board, or the Chair of any Board committee by sending an e-mail to our Lead Director at: LeadDirector@chubb.com. The Corporate Secretary has access to this e-mail address.
If you wish to send written communications, please mail to the Board of Directors, c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, although mail to Switzerland is not as prompt as e-mail. The Corporate Secretary will forward communications to the Board to the Lead Director.

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Corporate Governance — Climate Change: Governance, Progress and Engagement
Climate Change: Governance, Progress and Engagement

We in the property and casualty insurance industry have an important role to play in encouraging society’s transition to net zero GHG emissions. Chubb seeks to be an industry leader in developing effective tools and approaches for insurers to facilitate the net zero transition. We are actively engaging with clients, shareholders, academics and industry experts, advocates, government officials and others to encourage rigor and candor in the climate dialogue. Our actions over the past year, as well as the active role our Board and management play in overseeing climate risk, are summarized below. We expect to continue to communicate our progress and additional actions in the future to provide shareholders and other stakeholders insight into our climate-related activities, strategies and views.
Climate Governance

Chubb addresses climate risk through the oversight functions and active engagement of its Board of Directors, through extensive involvement of its most senior executives and through its global enterprise risk management (ERM) framework.
Board of Directors Oversight

Chubb’s Board of Directors is actively engaged in overseeing the Company’s climate-related strategies, including the development of its climate policies and climate-related business activities.
The full Board receives regular updates from management on climate issues and received two significant climate briefings from outside experts over the last year. Our Lead Director has participated in engagement calls with shareholders since our last annual general meeting to discuss climate change governance and risk topics.
In addition to the full Board’s oversight, two Board committees are charged with specific climate-related oversight responsibility. Our Nominating & Governance Committee oversees our Corporate Citizenship activities and ESG policies and initiatives, including those relating to climate change and the environment, such as our fossil fuel-related underwriting and investment policies, corporate environmental goals and philanthropic efforts. Our Risk & Finance Committee oversees our ERM function, which includes extensive analysis of climate risk, including climate-related catastrophe risk, such as increased threats of wildfire, sea rise and hurricane frequency and intensity. The Risk & Finance Committee also reviews investment risks associated with climate change. At its annual 2022 training session, the Risk & Finance Committee received detailed presentations and engaged in discussions with management on various activities and initiatives relating to climate risk, such as governance, insurance products and services initiatives, investment strategies and ERM actions. Other members of the Board also attended this training session.
Our Board has a clear understanding on the risks of climate change, effectively oversees and guides Chubb’s governance and strategies in addressing both climate risk and opportunities, and actively receives updates and provides input on feedback from shareholders and other stakeholders on our efforts.
Management Responsibilities

With the Board’s oversight, Chubb management engages in a wide range of climate-related activities that include:
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Identifying and analyzing climate risk;

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Public engagement on climate issues with investors, government officials, climate advocacy groups, climate experts and a variety of other interested groups;

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Consideration of appropriate climate-related underwriting and investment actions;

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Development of products and services to promote the transition to a net zero economy and support our customers’ resiliency in the face of climate change;

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Limiting the Company’s own GHG emissions; and

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Providing philanthropic support for climate resilience projects.

The CEO and management Executive Committee oversee and direct Chubb’s climate-related activities and set the Company’s climate-related strategies. The CEO engages extensively on climate issues, including in his annual shareholder letter and in our public communications. Other executives with climate-related responsibilities include:
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The General Counsel coordinates the Company’s ESG initiatives, including its climate-related policies and strategies.

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Our newly-appointed Global Climate Officer is responsible for Chubb’s climate-related strategies and supporting the execution of business and public policy initiatives, and oversees Chubb’s Global Climate Practice. The Global Climate Officer also oversees our internal climate activities, including greenhouse gas measurement and reduction efforts and commitments, and the Climate Advisory Group, an internal group of senior business unit managers and other global leaders, collaborating cross-divisionally to pursue opportunities to develop and expand climate-relevant products and services.

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The Chief Risk Officer oversees the ERM function, including risks associated with climate change. Various management teams, including the Risk and Underwriting Committee, product boards and risk-related committees, meet regularly to evaluate specific risks and risk accumulation in Chubb’s business activities and investments.

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Corporate Governance — Climate Change: Governance, Progress and Engagement
Progress on Addressing Climate Change and the Transition to Net Zero by 2050

We recognize our responsibility to encourage the transition to a low-carbon economy and we support the global goal of net zero carbon emissions by 2050.
We have advanced our climate work in several important ways over the last year, leveraging our deep data and analytical and technical capabilities to meet our public commitment and appropriately respond to our shareholders’ request for information regarding our climate-related activities. Our climate-related commitments and actions are grounded in a scientifically-based, fact-driven assessment of the extraordinary challenge that the world faces in reaching the goal of net zero emissions. We are committed to supporting our clients as they navigate a transition to a low-carbon economy, and we are actively supporting this transition across our Company through the products and services we offer, our underwriting and investment decisions, our philanthropic support and our public engagement on critical climate issues.
Below are key initiatives on climate that we have focused on over the past year.
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Public disclosure;

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Assessing methodologies to estimate Scope 3 emissions from underwriting activities;

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Establishing underwriting limitations and criteria;

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Expanding our product offerings to support the net zero transition through Chubb Climate+, our new global climate business unit; and

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Appointing a new Global Climate Officer.

Public Disclosure

In April 2022, we issued our Climate Change Policy, which set forth our view on the important role the insurance industry must play in achieving the global transition to a net zero economy by 2050. In November 2022, we published our second annual TCFD Report, which describes in detail our ongoing work to encourage the transition to a net zero economy and is also responsive to our shareholders’ request from the 2022 annual meeting regarding our climate-related activities, efforts and views. Our Climate Change Policy and TCFD Report go into further detail on Chubb’s climate-related governance, strategy, risk management process, and assessment and measurement of metrics and targets. For further information and access to our Climate Change Policy and TCFD Report, please see: about.chubb.com/citizenship/environment.html.
Scope 3 Emissions

Insurance companies do not produce substantial greenhouse gas (GHG) emissions, but some of our clients do. Chubb measures and publicly discloses Scope 1, Scope 2 and limited categories of its Scope 3 GHG emissions where it can do so with consistent, accurate and verifiable methodology accepted by consensus, such as business travel. However, there are fundamental questions about whether, how and to what extent insurers can affect Scope 3 emissions, and we are actively engaged in addressing those issues. A particular challenge is attributing generated emissions to the complete variety of insurance products. For example, the generated emissions from providing $1 million of property damage coverage may not be the equivalent of providing $1 million of employment practices liability insurance to the same company. In some cases, the presence of insurance may reduce total emissions of insured clients. Focusing in the near term on the highest GHG emitting activities could provide scientifically sound metrics that we can use internally to measure Scope 3 emissions for certain industries beginning in 2023.
As disclosed in our TCFD Report we are working extensively, internally and with external groups, as a thought leader to determine how we and insurers can influence the business operations of our clients and what policy considerations we can make in order to facilitate our and our clients’ transition to a low-carbon economy. Chubb sponsored a series of workshops in 2022 and 2023, hosted by the University of Pennsylvania, titled Private Climate Governance: “Net Zero” Prospects and Challenges for the Insurance Sector, to further the conversation between insurance companies, investors and other stakeholders, including regulators, emissions measurement groups and academics, around how the industry can assess and track climate risk and opportunities and develop meaningful metrics to communicate our progress.
We are working to deepen our understanding of how underwriting policies can facilitate the reduction of GHG emissions and provided comments in 2022 on the Partnership for Accounting Financials (PCAF) GHG Accounting Standard for the Insurance Industry and the Net-Zero Insurance Alliance’s proposed Target-Setting Protocol.
Underwriting Limitations and Criteria

We are also making significant advancements in building sustainable underwriting practices for high-emitting sectors, such as oil and gas. Chubb’s underwriting sends price signals that encourage movement away from the most carbon-intensive fuels. Insurers can influence the business operations of our clients and what policy considerations we can make in order to facilitate our and our clients’ transition to a low carbon economy.
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Underwriting and Investing Limitations.   In 2019, we were the first major insurer in the United States to limit coal-related underwriting and investment activity. In 2022, we adopted a policy that we will no longer underwrite risks for projects involving direct mining or in-situ extraction and processing of bitumen from oil sands. Both our coal and oil sands policies have been fully implemented in accordance with their terms since adoption.

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Underwriting Criteria for High-Emitting Sectors.   We are engaged with a globally leading science-focused environmental NGO to support our development of climate and conservation underwriting criteria for the oil and gas sector to help drive the reduction of GHG emissions from

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Corporate Governance — Climate Change: Governance, Progress and Engagement
our insureds. These criteria will be directly applied to our underwriting decisions. The climate criteria will initially focus on ensuring that oil and gas companies with whom we do business have appropriate methane controls in place. We may decline coverage if a potential policyholder cannot meet our methane performance expectations. We further anticipate developing additional criteria that will be applicable to major oil and gas producers with whom we do business on a global basis. Chubb expects its fossil fuel risk assessment process to evolve as data quality and availability improve, climate-related regulatory requirements develop, and as our clients advance on their own low-carbon transition plans.
Encouraging the Development of Clean Energy through Chubb Climate+

The transition to net zero depends largely on the development of alternative energy sources and other technologies. We have been a leading insurer of alternative energy and clean tech, insuring one-third of the Global Cleantech 100, the top private innovation companies. Chubb offers and is developing innovative product and service offerings that are designed to provide new insurance solutions for low emission technologies and assist our clients on their transition to net zero greenhouse gas emissions.
In October 2022, Chubb began offering U.S.-based publicly traded companies, regardless of whether they were current clients, a complimentary physical risk climate score for two locations of their choosing in order to help companies assess whether climate-related physical risks (or climate-driven increases in physical risks) are material to their business.
In January 2023, the Company announced the launch of Chubb Climate+, our new global climate change practice. This practice will focus on seizing the opportunity that a global transition to a net zero economy may create, by expanding the Company’s already market-leading position in the clean tech industry. Chubb Climate+ will provide a range of global solutions to support the Company’s customers in their transition to a net zero economy and increase their resilience to the physical impacts of climate change. The practice draws on Chubb’s extensive technical capabilities in underwriting and risk engineering, bringing together Chubb units engaged in traditional, alternative and renewable energy, climate tech, agribusiness and risk engineering services. Chubb Climate+ will provide a broad spectrum of insurance products and services to businesses engaged in developing or employing new technologies and processes that support the transition to a net zero economy. It will also provide risk management and resiliency services to help those managing the impact of climate change.
Chubb offers climate-relevant products in its property, casualty and financial lines, which are all major areas of its business. Chubb also supports transitional efforts through specialized products, like its green building restoration coverages for commercial businesses that desire to rebuild to a “greener” standard in the event of a loss to an existing building. Chubb offers an offshore wind farm policy to support green energy providers through the entire offshore wind farm process — from project inception through to energy production, storage and distribution.
In sum, Chubb is continuing to develop products and services as opportunities and needs arise.
Global Climate Officer

On January 12, 2023, Chubb appointed a newly created Global Climate Officer, with responsibility for Chubb’s climate-related strategies, including business and public policy initiatives. Our Global Climate Officer, Margaret Peloso, was formerly Lead Sustainability Partner at the law firm of Vinson & Elkins. Ms. Peloso has a law degree from Stanford University and a PhD in Environment from Duke University.
Engagement

We are eager to engage on climate issues and seek open and informed dialogue. We have contributed to that communication in many ways over the past year, such as our TCFD Report and unique Climate Change Policy, which candidly set forth our view on critical climate issues, including net zero climate pledges, sector exclusions (particularly for fossil fuels), and Chubb’s efforts and strategy. We have also contributed to this dialogue through our sponsored climate workshops referred to in “Scope 3 Emissions” above, and by charging the Global Climate Officer, as a specific part of her responsibilities, to follow and engage in these conversations. Chubb’s climate change efforts and responses have also been the main topic in our regular engagement with our top 50 shareholders. In 2022 we also met with both shareholder proponents from last year’s annual meeting, a proxy advisor and other stakeholders to discuss climate matters.
Our engagements are focused on not only our climate commitments but also about what we believe is the responsible and most effective ways for our Company — and industry — to accelerate the net zero transition. We believe that insurance is at its most effective when we serve as a constant presence in the marketplace, engage deeply with our clients, and develop tools and criteria to incentivize our clients to undertake actions that will reduce their own emissions. We are committed to accelerating the net zero transition, and we welcome honest assessment of our actions, viewed holistically.
We are optimistic and encouraged by the support we have received from our shareholders since last year’s annual meeting upon hearing about our progress, efforts and climate strategy. We look forward to continuing to engage in open and candid dialogue with our shareholders and other stakeholders as we define, evaluate, refine and perform our part in the global transition to net zero.

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Corporate Governance — Citizenship at Chubb
Citizenship at Chubb

Our Mission

Protecting the Present and Building a Better Future

Good corporate citizenship lies at our core — how we practice our craft of insurance, how we work together to serve our customers, how we treat each other, and how we work to help make a better world for our communities and our planet. Citizenship is about responsibility — and we express that responsibility in a way that reflects our core values and our mission to protect the present and build a better future.
We accomplish our mission by providing the security from risk that allows people and businesses to grow and prosper. Our mission is realized by sustaining a culture that values and rewards excellence, integrity, inclusion and opportunity; by working to protect our planet and assisting less fortunate individuals and communities in achieving and sustaining productive and healthy lives; and by promoting the rule of law.
From our roots in 18th century Philadelphia, we have built Chubb to be a dynamic, forward-looking global enterprise with a commitment to responsible citizenship. We act on this promise of responsibility through a wide range of activities that include our contributions of time and money.
Underlying our mission and commitment is a strong leadership and governance structure. Our Board of Directors has delegated to our Nominating & Governance Committee responsibility for overseeing Chubb’s Corporate Citizenship activities and ESG-related policies and initiatives, and other Board committees monitor and review specific Corporate Citizenship-related matters in accordance with their charters. Corporate Citizenship also remains a full Board topic. At the senior executive level, our management Executive Committee oversees our Corporate Citizenship program, led by our General Counsel in that regard, and ensures that our activities and policies are consistent with Chubb’s culture, values, corporate mission and business objectives.
We are also active in engaging with key stakeholders (including our shareholders, employees, rating agencies, interest groups and others) on our Corporate Citizenship initiatives and consider their feedback.
Set out herein are just a few of the many initiatives that we are proud of and hope you find of interest. As part of our commitment to accountability and transparency, we also provide regular reports and updates on our Corporate Citizenship and sustainability initiatives, including an annual TCFD report, EEO-1 U.S. workforce demographic data, and an annual report on political activity. For more information, visit our website at: about.chubb.com/citizenship.html.

Philanthropy
The Chubb Charitable Foundation believes that meaningful contributions that support our communities globally provide lasting benefits to society, to Chubb and to Chubb employees. Through philanthropy, global partnerships and Company-sponsored volunteer activities focused on giving the gift of time and donations, the Foundation supports clearly defined projects that solve problems with measurable and sustainable outcomes, helping people in the countries where we live and work build productive and healthy lives.
Our philanthropy is funded principally through the Chubb Charitable Foundation and the Chubb Rule of Law Fund. Our commitment to assist those with fewer resources and to be stewards of the planet is focused on the areas of education, poverty and health, and the environment. In the last decade, Chubb has contributed more than $100 million to the Foundation.
For example, the Chubb Charitable Foundation has supported the International Rescue Committee. Through partnerships with The Nature Conservancy, Rainforest Trust and other conservation organizations, the Foundation supports programs to save endangered wildlife, protect threatened lands and waters, and promote resiliency, and continue to identify new environmental projects to support. Additionally, the Foundation serves as a major partner with Teach for America and Teach for All programs in the U.S. and globally.
As part of our commitments to expand and enhance our broader diversity, equity and inclusion agenda, we are working through the Chubb Charitable Foundation to support a range of programs to address inequality and promote social, economic and racial justice. For example, in 2021, the Foundation established a scholarship with Georgia State University’s risk management and insurance program to support students from diverse backgrounds and expand the pipeline of those individuals in the insurance industry. In addition, since 2020, the Foundation has provided funding to the Chubb Rule of Law Fund to issue over $2.2 million in grants to support racial justice projects, including $1 million awarded in 2022.
Environment & Climate Change
Chubb recognizes the reality of climate change and the substantial impact of human activity on our planet. We realize our commitment to be a steward of the earth in a number of ways: recognizing and responding to the reality of climate change across our businesses; managing environmental risk for our customers with innovative products and risk engineering solutions; supporting environmental resiliency projects throughout the world; protecting biodiversity and saving land through our philanthropy; and reducing the environmental footprint of our own operations.

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Corporate Governance — Citizenship at Chubb
Chubb develops insurance products and risk management services that facilitate market-based solutions to current and pending environmental and climate-related issues.
The Chubb Charitable Foundation and the Company’s employees support a range of environmental philanthropies, as well as volunteer activities in local communities around the world.
In 2019, Chubb was the first insurer with major U.S. operations to adopt a policy concerning coal-related underwriting and investment. In 2022, we announced an oil sands policy prohibiting the underwriting of risks for projects involving direct mining or in—situ extraction and processing of bitumen from oil sands. The Company’s short-term, science-based operational GHG emissions reduction goal, which uses 2016 as the baseline, was achieved in 2019, and our long-term goal of reducing operational GHG emissions 40% was achieved by year-end 2021 — over a decade ahead of schedule. Chubb is in the process of developing new ambitious operational GHG emissions goals.
As first announced in 2021, Chubb supports the global transition to a net zero economy by 2050. We have reported on our initiatives and progress in support of the global net zero transition in our 2022 TCFD report and Climate Change Policy. In January 2023 the Company also appointed a Global Climate Officer, who will provide oversight of the Company’s day-to-day climate-related activities, and announced a new global climate business unit, Chubb Climate+. See “Climate Change: Governance, Progress and Engagement” in this proxy statement for more information.
Diversity, Equity & Inclusion
Chubb operates within a dynamic and changing global environment where marketplaces and customers are culturally diverse and broad. Meeting diverse customer needs requires the best minds collaborating in a rewarding and supportive environment. We recognize our responsibility to ensure opportunity within our own organization by creating an atmosphere where all colleagues, regardless of who they are, feel comfortable bringing their best to the table. Our strategy for diversity, equity and inclusion (DE&I) is designed to support Chubb’s ability to attract, develop and retain the best talent — regardless of background.
Chubb’s culture holds true to the principles of accountability and ownership and requires collective and individual responsibility. Making and sustaining progress requires holding leadership accountable; developing and advancing diverse talent; increasing gender and multicultural leadership diversity; and deploying inclusive recruitment, development and promotional practices.
Chubb is continuing the commitment it made in 2020 to take specific actions related to racial equity in recruitment, career development and advancement opportunities; promoting a greater sense of belonging for Black colleagues; and increasing the knowledge and understanding of the Black employee experience through open two-way dialogue and education. These actions support our goal of becoming an anti-racist company.
In 2022, Chubb reinforced leadership accountability and commitment to improving gender balance and racial diversity in leadership through goal setting and linkage to performance reviews and compensation at the executive level.
Other DE&I initiatives include mentorships and affinity groups, such as Business Roundtables and Regional Inclusion Councils, which promote dynamic networking across the business and engage hundreds of employees in constructive dialogue. Chubb is also a founding sponsor of the Black Insurance Industry Collective, an industry-wide effort to support and accelerate the advancement of Black insurance professionals and increase industry representation of Black managers, leaders, and executives.
To provide further transparency and accountability for its DE&I efforts, Chubb annually publishes its EEO-1 U.S. workforce demographic data.
Chubb Rule of Law Fund
As a corporate citizen, Chubb recognizes the rule of law as the foundation of a liberal world order that the Company embraces as essential to the proper functioning of markets and the protection of personal freedoms. Through the Chubb Rule of Law Fund, a unique corporate initiative, we support projects around the world that promote the preservation and advancement of the rule of law.
Since it was founded in 2008, the Fund has supported 71 projects in countries around the world focused on improving access to justice, strengthening courts, fighting corruption and creating the conditions of security and freedom in which our customers, employees and fellow citizens can thrive.
The events that unfolded across the U.S. in 2020 focused Chubb’s attention more intensely on the persistent challenges arising from bigotry, racism and racial injustice in society, particularly for Black people. Chubb is taking specific actions to be an anti-racist company, including supporting programs through the Chubb Rule of Law Fund to address inequality and promote social, economic, and racial justice. The Fund has made 11 grants  —  including four in 2022 that total $1 million  —  for initiatives to improve police and community relations, and to understand and reduce racial inequities throughout the criminal justice process. Since 2020, the Fund has awarded over $2.2 million in grants to support racial justice projects.
Along with racial justice, the Chubb Rule of Law Fund is currently focusing on funding projects that address anticorruption, access to justice, and maintaining democratic norms.
The Chubb Rule of Law Fund is funded by the Chubb Charitable Foundation and contributions from 16 partner law firms.

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Corporate Governance — The Board of Directors
The Board of Directors

Our Board oversees our business and monitors the performance of management. The directors keep themselves informed by discussing matters with the CEO, other key executives and our principal external advisors, such as legal counsel, outside auditors, and other consultants. They also receive and review reports and updates from management and third parties, participate in Board and committee meetings, and attend relevant conferences and other educational sessions.
Board Meetings

The Board usually meets a minimum of four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met six times during 2022. All directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board of which they were a member that were held during 2022.
Director Independence

The Board has determined that the following directors and nominees are independent under the listing standards of the NYSE: Michael G. Atieh, Kathy Bonanno, Nancy K. Buese, Sheila P. Burke, Mary Cirillo, Michael P. Connors, Michael L. Corbat, Robert J. Hugin, Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer, Luis Téllez and Frances F. Townsend. Our independent directors constitute (and assuming all our nominees are elected, will constitute) a substantial majority of our Board of Directors.
In making its determination of independence, the Board applied its Categorical Standards for Director Independence and determined that no other material relationships existed between the Company and our directors and nominees. With respect to each of Nancy K. Buese and Michael L. Corbat, the Board also considered that each has served as a consultant to the Board in anticipation of being nominated as a director, and determined that this did not constitute a material relationship with the Company.
Director Nomination Process

The Board’s Nominating & Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. The Nominating & Governance Committee considers each person’s judgment, experience, background, independence and understanding of our business or other related industries, as well as other factors it determines are relevant in light of the needs of the Board and the Company. The Nominating & Governance Committee will select qualified candidates and review its recommendations with the Board, which will decide whether to invite the candidate to be a nominee for election to the Board.
In accordance with its charter, the Nominating & Governance Committee may identify and consider director nominees from various sources. The Nominating & Governance Committee will consider shareholder recommendations for director candidates, but the Nominating & Governance Committee has no obligation to recommend such candidates. Assuming that appropriate biographical and background material (including qualifications) is provided for candidates recommended by shareholders, the Nominating & Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources.
Board Composition and Skills Review

Our Nominating & Governance Committee reviews at least quarterly the individual and collective skills and attributes of Board members. Board members should have individual backgrounds that, when combined, provide a portfolio of diverse experience, perspectives and knowledge that serve our governance and strategic needs well.
As part of its review, the Nominating & Governance Committee considers a variety of skills, qualifications and experiences criteria in evaluating collective Board composition and assessing individual directors and director candidates, some of which are noted in the table below, as well as Board size, tenure and refreshment. In addition to the specific expertise and experience identified below, other factors for Board consideration include professional reputation, integrity, collegiality and diversity of backgrounds and perspectives, as well as gender and racial/ethnic diversity. Directors must demonstrate the highest personal and professional integrity and commitment to ethical and moral conduct, and must respect and reflect Chubb values and culture. Directors should also be able and prepared to provide wise and thoughtful counsel to management on the full range of potential issues facing the Company. They should represent all shareholders and not any special interest group or constituency. They also must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long term, if called upon.

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Skills, Qualifications and Experiences Matrix
• Corporate Strategy • CEO Experience or Similar • Digital/Cybersecurity/ Technology • Financial Literacy/ Accounting • Financial Services Industry	• Governance/Compliance • Government/Regulatory/Public Policy • Insurance and Reinsurance Industry • Global Business • M&A/Business Development
The above list of criteria is not exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
Board Diversity

We believe that a variety of perspectives, opinions, backgrounds and tenure among the members of the Board is critical to the Board’s ability to perform its duties and various roles. We strive to maintain, and we encourage, diversity of thought and viewpoint among Board members, which makes the body as a whole more effective. Our Board includes ethnic, racial and religious minorities, members from multiple countries, men and women, and people from many walks of life and disciplines. The make-up and diversity of the Board has evolved, and broadened, as Chubb has grown and evolved as a company, and continued diversity is expected.
A description of the various skillsets, attributes and experiences of each of our Board’s director nominees is set forth in Agenda Item 5. Our Board is currently composed of 13 members, of whom 12 are independent. The average age is 68, four are women, and one is a racial or ethnic minority. Of our slate of 13 director nominees, 12 are independent, the average age is 66 and four are women. One of our retiring directors is a racial or ethnic minority. Our Board will continue to actively consider gender, racial/ethnic and other forms of diversity as a significant factor in assessing the skills, qualifications and backgrounds of new director candidates.
At Chubb, we recognize, respect and actively support diversity, including at the Board level. Board composition is discussed at every regular Nominating & Governance Committee meeting. The Nominating & Governance Committee was established in large part to focus on Board composition matters, and consideration of relevant criteria help ensure that the Board, as it evolves, will have the collective skills, experience, independence and diversity to enable it to function as well as possible for both the short-term and long-term.
Our Code of Conduct applies to the Board and its decisions. The Code of Conduct prohibits discrimination on the basis of any characteristic protected by law. Chubb is committed to providing an environment in which diversity is valued, and this is particularly true with respect to the Board of Directors.
Board Tenure Diversity

Our Board considers director tenure in connection with its independence determination. Board tenure diversity is equally important as we seek to achieve the appropriate balance of tenure years of service. Our more senior directors have a deep knowledge of our Company, while new directors provide fresh perspectives. Our proposed slate of director nominees, including two new nominees, has an average tenure of 9.6 years, and our Board believes it has an appropriate and balanced mix of tenure diversity, as reflected in the following table.
Board Tenure in Years (Director Nominees)

Our Corporate Governance Guidelines set a retirement age of 75, after which directors may no longer be nominated or re-nominated to the Board. This guideline may be waived from time to time as the Board deems advisable.
Director Commitments and Responsibilities

Each of our directors should represent shareholders as a whole rather than any particular shareholder or group of shareholders. Individual directors are required to notify the Nominating & Governance Committee’s Chair, and the Chairman of the Board, of any change in business or professional affiliations or responsibilities, including retirement, so that conflicts and other Board composition issues can be considered. The Lead Director is also involved in this evaluation process. A director is required to offer his or her resignation from the Board in the event a director leaves a full-time job or otherwise materially changes his or her full-time employed position or status for any reason (for example, by resignation, termination, reassignment or retirement). The resignation may be accepted or not accepted, on behalf of the Board, by the Chair of the Nominating & Governance Committee after consulting with other Committee or Board members in the reasonable discretion of the Chair.
In addition, under our Corporate Governance Guidelines, a director should offer to resign if the Nominating & Governance Committee concludes that he or she no longer meets the Company’s requirements for service on the Board, which includes the obligation to devote the time and effort necessary to fully meet their duty of care to shareholders. We

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Corporate Governance — The Board of Directors
believe all our directors have demonstrated a strong commitment to service on our Board in terms of meeting attendance, substantive discussion and effective leadership.
Annual Board and Committee Evaluations

Led by our Nominating & Governance Committee, our Board and its committees annually perform self-evaluations that allow for open and candid feedback on Board effectiveness, performance and process. Our evaluation process also includes individual evaluations of our directors by their peers, and separate reviews of the Lead Director.
Our Lead Director and each of our committee chairs incorporate feedback received from these evaluations to enhance Board governance, process, collaboration and productivity, including by identifying possible topics for future meetings and other matters, such as potential skills and attributes for future director nominees and committee composition. In 2022, results of the Board and committee evaluations were overwhelmingly positive.
In the self-evaluation context our Nominating & Governance Committee further considers the composition of the Board and its committees, including diversity considerations and whether the Board and each of its committees have the right mix of skill sets, qualifications, backgrounds, experience, talent and other considerations in order to function effectively.

Board Leadership Structure

Our Board’s mandate under Swiss law includes overall supervision and control of management of the Company. Though our management and employees direct and are responsible for the business operations of the Company and its divisions, and implementation of policies and strategies approved by the Board, the power of management is fundamentally delegated from the Board.
Determination of Board Leadership Structure

Our Organizational Regulations and Corporate Governance Guidelines provide the Board with the right and flexibility to recommend to shareholders that the responsibilities of Chairman of the Board and Chief Executive Officer be vested in the same individual or in more than one individual, as the Board determines to be in the best interest of the Company.
Our Nominating & Governance Committee regularly reviews and discusses Board composition, leadership and structure, and advises the Board as appropriate. The Nominating & Governance Committee also considers feedback from shareholders.
The Board, upon recommendation from the Nominating & Governance Committee, recommends the Chairman for shareholder approval annually in accordance with Swiss law. The vote on our Chairman is a vested shareholder right, as described in Agenda Item 6.
Our Board has determined it to be in the best interests of the Company, at this time, to vest the responsibilities of Chairman and CEO in Evan G. Greenberg because the Board believes he has the skills and experience to best perform both roles. Mr. Greenberg provides unique and immeasurable leadership value to our Board serving in the Chairman role. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry. Combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes
Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board.
Additionally, the Company is in a highly regulated industry, and Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning over 45 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to Chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all other directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Mr. Greenberg’s tenure as Chairman since 2007 has led to continuously strong operational and stock price performance over time. Our Board considers Mr. Greenberg’s continued service as Chairman to be essential to continue the Company’s trajectory of success consistent with its track record. Mr. Greenberg should continue to serve as Chairman to best enable the Company to execute on its strategic plan, identify

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Corporate Governance — Board Leadership Structure
and capitalize on market and other opportunities, and position itself well in the face of the multitude of risks and opportunities that lay ahead.
Chubb’s Board leadership structure has evolved over time. For example, the Chairman and CEO roles were separate immediately before May 2007. Mr. Greenberg was promoted to CEO in 2004 and did not become Chairman of the Board until three years later.
As Chubb develops into the future, the Board will continue to examine its leadership structure, consider shareholder feedback and will at all times conduct itself in the manner it determines to be in the best interests of the Company and its shareholders. We expect that the Company will always have either an independent Lead Director or a non-executive chairman.
Independent Lead Director — Role and Responsibilities

Board leadership also comes from our independent Lead Director, currently Michael P. Connors. Our Lead Director’s powers and responsibilities are both substantive and significant, many of which are codified in our Organizational Regulations and Corporate Governance Guidelines. Our Board’s leadership structure allows for the Lead Director to promote and foster effective director independence in deliberations and overall governance.
Mr. Connors has served as Lead Director since 2020 and as a director since 2011, during which he has acquired and demonstrated an exceptional understanding of the Company’s business as well as strategy, finances, operations, regulatory framework, governance and other matters. These include our Board’s oversight structure of the key risks facing the Company. In collaboration with the Chairman, our Lead Director ensures the Board and its relevant committees are appropriately overseeing and identifying short-, medium- and long-term risks. See “Board Oversight of Risk and Risk Management” for more information.

Our Lead Director’s specific powers and responsibilities include:
•
Establishing the agenda (with the Chairman) for Board meetings

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Authority to convene meetings of the Board

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Presiding at, and setting the agenda for, executive sessions of the independent directors (without the Chairman present) at every regular Board meeting and at other times as the Lead Director may separately call

•
Providing a forum for independent director feedback at executive sessions and communicating that feedback to the Chairman

•
Ensuring an appropriate level of Board independence in deliberations and overall governance

•
Authority to require Board considerations of matters, including risk topics

•
Working with the Compensation Committee to lead the Board’s review of the performance evaluation and compensation of the Chairman and CEO, a detailed and comprehensive process that evaluates Company and individual performance against a set of financial, operational and strategic metrics and goals as well as compensation and financial performance peer group data (see “How We Determine and Approve NEO Compensation” and “2022 NEO Total Direct Compensation and Performance Summary” in the Compensation Discussion & Analysis for more information)

•
Working with the Nominating & Governance Committee in the Board’s and individual director performance evaluation process, and personally conducting individual director evaluations

•
Providing input to the Nominating & Governance Committee on the design and organization of the Board, including the review and vetting of potential nominees and committee structure and membership

•
Facilitating communication between Board members and the Chairman of the Board

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Empowerment to respond to non-audit related shareholder inquiries, engage with shareholders, monitor the Company’s mechanism for receiving and responding to shareholder communications to the Board, and oversee the timely delivery of background materials to Board members

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Helping to assure that all Board members have the means to, and do, carry out their fiduciary responsibilities

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Communicating regularly with our CEO on matters of significance, and with the other independent directors to help foster independent thinking

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Corporate Governance — The Committees of the Board
The Committees of the Board

The Board of Directors has five committees: Audit, Nominating & Governance, Compensation, Risk & Finance and Executive. The principal role, independence standards and meetings held during 2022 are outlined below. For more information on committee members, see our Board of Director profiles in Agenda Item 5.
Committee	Role & Responsibilities	Independence	Meetings Held 2022
Audit Committee Chair: Robert W. Scully Members: Kathy Bonanno Theodore E. Shasta David H. Sidwell Luis Téllez
The Audit Committee provides oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, our system of internal controls, and our audit process.
The Committee’s oversight includes the performance of our internal auditors and the performance, qualification and independence of our independent auditors.
If a member of our Audit Committee simultaneously serves on the audit committees of more than three public companies, the Board is required to determine and disclose whether such simultaneous service would impair the ability of such member to effectively serve on our Audit Committee. No member serves on the audit committees of more than three public companies.
All members are audit committee financial experts as defined under Item 407(d) of Regulation S-K, and each member meets the financial literacy requirements of the NYSE.
For more information on our Audit Committee and its role and responsibilities, see the “Audit Committee Report” section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Fourteen meetings and one in-depth session covering various matters further described in the “Audit Committee Report” section of this proxy statement
Nominating & Governance Committee Chair: Mary Cirillo Members: Michael P. Connors Frances F. Townsend
The responsibilities of the Nominating & Governance Committee include identification of individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines.
The Committee also has the responsibility to review and make recommendations to the full Board regarding director compensation, examine and approve the Board’s leadership structure, committee structure and committee assignments, and advise the Board on matters of organizational and corporate governance, including our Corporate Citizenship activities and ESG-related policies and initiatives.
In addition to general corporate governance matters, the Nominating & Governance Committee approves the Board calendar and assists the Board and the Board committees in their self-evaluations.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings
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Corporate Governance — The Committees of the Board
Committee	Role & Responsibilities	Independence	Meetings Held 2022
Compensation Committee Chair: Frances F. Townsend Members: Mary Cirillo Michael P. Connors
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of employees, including compensation policies and pay structure for executive officers and other senior officers of the Company. It also evaluates the performance of the CEO and other NEOs based on corporate and personal goals and objectives. Based on this evaluation, it sets the CEO’s compensation level, both as a committee and together with the other independent directors, and approves NEO compensation.
The Compensation Committee also works with the Nominating & Governance Committee and the CEO on succession planning, and periodically consults with the Risk & Finance Committee on matters related to executive compensation and risk.
Under Swiss law, shareholders have sole authority to elect the members of the Compensation Committee. See Agenda Item 7 for more details.
For more information about how the Compensation Committee determines executive compensation, see the Compensation Discussion & Analysis section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings and several in-depth sessions covering various matters
Risk & Finance Committee Chair: Olivier Steimer Members: Michael G. Atieh Sheila P. Burke Robert J. Hugin
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments.
For more information on the Risk & Finance Committee’s role, see “Board Oversight of Risk and Risk Management” below.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings and one in-depth session covering various matters
Our Board also has an Executive Committee, comprised of the Chairman of the Board (as Chair), the Lead Director and each of our other committee chairs (as members). The Executive Committee did not meet in 2022 and has not met since 2011. Its primary focus is to act for the full Board when it is not practical to convene a meeting of the full Board. The Executive Committee is authorized to exercise all the powers and authorities of the Board, except as expressly limited by applicable law or regulation, stock exchange rule, our Articles of Association or our Organizational Regulations, and except for matters expressly reserved for another committee.
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Corporate Governance — Board Oversight of Our Independent Advisors
Board Oversight of Our Independent Advisors

Independent Auditors

Our Audit Committee hires, determines the compensation of, and decides the scope of services performed by, our independent auditors. It also has the authority to retain outside advisors.
Our Audit Committee evaluates the qualification, performance and independence of our independent auditors. As part of this evaluation, rotation of our independent auditors is periodically considered. If required by applicable law or regulation relating to auditor rotation or otherwise, or if the Audit Committee otherwise determines it is necessary, it will initiate and stay actively involved in the process to select and replace the independent auditors. In addition, in connection with regular mandated rotation of audit partners, the Audit Committee is directly involved in the selection of the lead audit partner.
In determining whether to re-appoint the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including:
•
the length of time the firm has been engaged;

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the quality of the Audit Committee’s ongoing discussions with the firm;

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the firm’s global capabilities and depth of understanding of our businesses;

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an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team; and

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the appropriateness of fees for audit and non-audit services.

Compensation Consultants

Our Compensation Committee has the authority to retain advisors and must assess the independence of any advisor so retained. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any such compensation advisor. During 2022, our Compensation Committee retained Pay Governance as its independent compensation consultant. Pay Governance did not perform any other work for the Company in 2022 other than advising our Compensation Committee and, with respect to director compensation, our Nominating & Governance Committee.
Search Firm Consultants

Our Nominating & Governance Committee from time to time retains a search firm to identify and evaluate potential director candidates, and has the authority to approve the firm’s fees and other retention terms. Our Nominating & Governance Committee may also retain other advisors.

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Corporate Governance — Board Oversight of Risk and Risk Management
Board Oversight of Risk and Risk Management

As an insurer, the Company is in the business of profitably managing risk for its customers. As part of its oversight of the Company and its business activities, the Board takes very seriously its role in risk management. The Board has established the Risk & Finance Committee for purposes of risk assessment and management as described in its charter and further below, and other committees are also tasked with oversight of particular risks. These committees are composed entirely of independent directors.
Under Swiss law, the Board of Directors has ultimate responsibility for management and direction of the Company. The full Board also discusses and considers risk management issues at each of its meetings. The Board will adjust its practices with respect to risk management oversight whenever it determines it needs to do so and will involve itself in particular risk areas or business circumstances where proper exercise of oversight demands it.
The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts.
Risk & Finance Committee and Our Enterprise Risk Management Framework

The goal of the Risk & Finance Committee is to oversee that the Company’s risk management process identifies and assesses relevant risks, has a reasonable and sound set of policies for setting parameters on risk, and, for specific material risks, has prepared itself to avoid or to mitigate outcomes that threaten the viability of the Company.
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments. This includes:
•
evaluation of the integrity and effectiveness of the Company’s Enterprise Risk Management (ERM) procedures and systems and information;

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oversight of policy decisions about risk aggregation and minimization, including credit risk;

•
assessment of the Company’s major decisions and preparedness levels pertaining to perceived material risks;

•
oversight of the capital structure and financing arrangements in support of the Company’s plans and consistent with its risk tolerances; and

•
oversight of management’s investment of the Company’s investible assets, give input on strategies, and monitor overall conditions and developments with respect to these assets and, again, make certain they are consistent with the Company’s risk tolerances.

The Risk & Finance Committee meets regularly with Company management, including the Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Chief Investment Officer, Treasurer and others, in fulfillment of its responsibilities. The Chief Risk Officer reports to both the Risk & Finance Committee and the CEO. The Risk & Finance Committee also conducts joint meetings, such as with the Audit Committee on ERM matters and the Compensation Committee Chair on compensation risk.
Enterprise Risk Management Framework

Since risk management must permeate an organization conducting a global insurance business, we have an established ERM framework that is deeply integrated into management of our businesses. ERM is a part of the day-to-day management of Chubb and its operations. Our ERM framework is led by Chubb’s senior management and overseen by our Board’s Risk & Finance Committee.
Our global ERM framework is broadly multi-disciplinary and its strategic objectives include:
•
External risks: identify, analyze, quantify, and where possible, mitigate significant external risks that could materially hamper the financial condition of Chubb and the achievement of corporate business objectives over the next 36 months;

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Exposure accumulations: identify and quantify the accumulation of exposure to individual counterparties, products or industry sectors, particularly those that materially extend across or correlate between business units or divisions or the balance sheet;

•
Risk modeling: develop and use various data-sets, advanced analytics, metrics and processes (such as probabilistic exposure and economic capital models to assess aggregation risk from natural and other catastrophes) that help business and corporate leaders make informed underwriting, portfolio management and risk management decisions within a consistent risk/reward framework;

•
Governance: establish and coordinate risk guidelines that reflect the corporate appetite for risk; monitor exposure accumulations relative to established guidelines; and ensure effective internal risk management communication up to management and the Board, down to the various business units and legal entities, and across the company; and

•
Disclosure: develop protocols and processes for risk-related disclosure internally as well as externally to rating agencies, regulators, shareholders and analysts.

ERM efforts are defined in terms of time horizon and business materiality. Chubb considers 36 months as the period during which we conduct our strategic ERM planning, but actual execution, and risks associated with that execution, has a one-to-two-year focus (short-term). Medium-term time horizons are two-to-five years, and long-term is five-plus years.

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Corporate Governance — Board Oversight of Risk and Risk Management
The Chief Risk Officer provides an ERM update at each quarterly Risk & Finance Committee meeting. The update includes discussions and presentations on risk priorities (which are re-assessed at least annually and regularly updated and evaluated throughout the year), new products and developments, risk accumulations, and other matters, including presentations on specific risk topics.
Our insurance contracts are typically renewable annually. Consequently, we can respond to changes as needed by adjusting our pricing or by restricting our exposure. We also look at the medium- and longer-term landscape as well, as certain risks may be known or emerging but may not manifest until a future time. Chubb uses its sophisticated, analytical, fact-based approach to appropriately identify, assess and mitigate such risks. For example, Chubb uses catastrophe models to quantify natural catastrophe risk for product pricing, risk management, capital allocation and estimation of losses. Chubb uses models to aggregate and closely monitor natural catastrophe exposures across our global portfolio and to ensure that our capital base is sufficiently strong to meet the expectations of regulators, rating agencies and policyholders, and to provide shareholders with an appropriate risk-adjusted return. Chubb also manages aggregations on other risks, including but not limited to cyber, pandemic, terrorism and credit risks. Chubb’s risk analysis ranges from the known (based on definitive historical loss experience) to the hypothetical (based on a probable maximum loss (PML) calculation). At present, our scenario analyses are modeled on a one-year time horizon to inform underwriting and business planning decisions, though we stress test our portfolio against multiple scenarios over a longer timeframe.
Chubb uses its own internal data and experts as well as external data, expertise and loss experience to assess and adjust as necessary its risk exposures and appetite in a timely manner to incorporate into pricing, underwriting and risk management decisions. For example, for long-term (five-plus years) impacts, we utilize vendor models to assess the impacts of the Intergovernmental Panel on Climate Change (IPCC) scenarios on modeled losses for key region perils such as U.S. windstorm.
Additionally, effective risk governance requires close and dynamic collaboration as well as focus on communication flow and risk identification. One of the key mechanisms by which ERM is put into practice at Chubb is through the role of executive and senior staff on various management-level ERM-related boards and committees.
Chubb’s executive Risk and Underwriting Committee (RUC) reports to and assists the CEO in the oversight and review of the ERM framework which covers the processes and guidelines used to manage the entire landscape of insurance, financial, strategic, and operational risks. The RUC is chaired by the Chief Risk Officer. The RUC is assisted in its activities by Chubb’s Enterprise Risk Unit and Product Boards. The associated collaboration and communication by senior executives ensures transparency and consistency in the application of ERM across Chubb enterprise-wide and up to the Board level.
Others within the overall ERM structure contribute to accomplishing Chubb’s ERM objectives, including regional management, Internal Audit, Compliance, external consultants, and managers of our internal control and disclosure control processes and procedures. This collaboration ensures our ERM process is aligned with the Company’s business, operational, regulatory and other requirements.
Chubb’s ERM process enables it to adequately and profitably manage risk on both sides of its balance sheet by maintaining underwriting discipline, managing exposure accumulations and investing assets conservatively. The Company’s balance sheet is a competitive advantage in a business where our financial strength and security equate to our ability to meet the expectations of regulators and rating agencies, as well as our fiduciary obligations to our policyholders and shareholders.
Additional Board Committee Oversight of Risk

In addition to the Risk & Finance Committee, other Board committees are also responsible for certain other risks that align with their charter responsibilities. Examples of particular risks overseen by our other Board committees include the following:
•
The Audit Committee is responsible for oversight of the Company’s financial statements, financial reporting and internal controls, including model risk; the process for establishing insurance reserves; the Company’s cybersecurity program and related exposures and risks; and legal, regulatory and compliance matters. The Audit Committee receives regular updates from various members of management on these topics, including the Chief Financial Officer, Chief Accounting Officer, Chief Auditor, Chief Actuary, Chief Information Security Officer, General Counsel, Head of Global Tax, and Chief Compliance Officer (who reports to the General Counsel), among others.

•
The Compensation Committee is responsible for overseeing succession planning and employee compensation policies and practices, including how specific business risks are taken into account or mitigated as part of the design and structure of our compensation program. Our Global Human Resources Officer and General Counsel provide a risk assessment of our compensation program to the Compensation Committee for its review. For additional information, see “The Relationship of Compensation to Risk” section of the Compensation Discussion & Analysis.

•
The Nominating & Governance Committee is responsible for overseeing the Company’s corporate governance structure and practices, including Board leadership and composition, and our Corporate Citizenship activities and ESG-related policies and initiatives, including associated risks.

Each committee, including the Risk & Finance Committee, periodically reports to the Board on its risk oversight activities.

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Corporate Governance — Board Oversight of Risk and Risk Management
Committees may also consult with one another on certain risks where appropriate. Risk oversight responsibilities may change, from time to time, based on the Company’s evolving needs, and the full Board may receive updates directly from management and others on certain risk topics.
Cybersecurity/IT Risk Oversight

Chubb recognizes the significant risks posed by cybersecurity and data protection challenges. We have robust oversight at the Board and management levels.
The Audit Committee is tasked with oversight of the Company’s cybersecurity program and related exposures and risks, about which the Audit Committee periodically reports to the full Board and consults with the Risk & Finance Committee. Review and oversight may generally encompass data breach risk and impact; cyber protection and detection controls; privacy matters; third-party risks; cyber trends and events; and other topics.
The Risk & Finance Committee is responsible for oversight of risk generally and identifying significant risks, which may include risks relating to cybersecurity and privacy, business continuity risk (including the resilience of IT operations and physical infrastructure) and cyber underwriting risk.
Chubb management continues to prioritize investments in cybersecurity to protect the confidentiality, integrity and availability of our data. We have deployed a robust set of controls to protect Chubb. Our control environment is aligned to the National Institutes of Science and Technology (NIST) Cyber Security Framework (CSF). We also engage external parties to review our protections against the NIST CSF standard.
Chubb management also benefits from the advice provided by a Cyber Advisory Board of external experts. The members of the Cyber Advisory Board all have extensive experience and deep expertise on cybersecurity matters, several having served in senior government positions with executive responsibility for identifying and mitigating cyber threats across the globe.
For further information on our information security practices and principles, see about.chubb.com/governance/business-practices.html#privacy.
Climate Change and Environmental Risk Oversight

See “Corporate Governance — Climate Change: Governance, Progress and Engagement” for a detailed overview of the Board’s and management’s oversight of climate change and environmental risk matters.

What Is Our Related Party Transactions Approval Policy And What Procedures Do We Use To Implement It?

The Board of Directors has adopted Related Party Transactions Guidelines. For the purposes of our Related Party Transactions Guidelines, a related party is any person who is:
•
a director, director nominee or executive officer of the Company;

•
a beneficial owner of more than 5% of the Company’s outstanding Common Shares at the time the transaction occurred or existed; and

•
any immediate family member of any of the foregoing.

Related Party Transactions

Our Related Party Transactions Guidelines are administered by our Board’s Nominating & Governance Committee. The guidelines require prior review and approval of transactions in which (a) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year, (b) the Company was, is or will be a participant and (c) any related party had, has or will have a direct or indirect material interest. Related party transactions subject to the guidelines must be approved by the Nominating & Governance Committee, although the Board or the Nominating & Governance Committee may determine from time to time that the authority to review and approve certain related party transactions should instead reside with the full Board.
The Company recognizes that there are types of transactions involving a related party that are appropriate and may be in, or may not be inconsistent with, the interests of the Company and its shareholders. Accordingly, our Related Party Transactions Guidelines deem as pre-approved:
•
Transactions involving our sale of insurance or reinsurance in the ordinary course of business on terms that are generally available to similarly situated parties that are not related to us, and payments or settlements of claims on such policies in the ordinary course of business on commercially reasonable terms;

•
Compensation of executive officers or directors that is reported in the compensation tables or other disclosures in our proxy statement;

•
Compensation of a type that would be reported if the related party were named in the proxy statement, provided the Compensation Committee has approved such compensation;

•
Payment or reimbursement of a director’s or employee’s expenses incurred in performing such person’s Company-related responsibilities;

•
Any transaction in which the related party’s interest arises solely from ownership of securities issued by the Company and all holders of such securities receive the same benefits pro rata as the related party;

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Corporate Governance — What Is Our Related Party Transactions Approval Policy And What Procedures Do We Use To Implement It?
•
Contributions to the Company’s political action committee by a related party;

•
Payments passed through a related party or affiliate of a related party but not from or for such related party or affiliate’s account; and

•
Transactions in which the related party’s interest arises only from (i) (1) such person’s position as a director of an entity, (2) the direct or indirect ownership by such person and all immediate family members of such person, in the aggregate, of less than a 10% equity interest in an entity (other than a partnership) or (3) both such position and ownership; or (ii) such person’s position as a limited partner in a partnership in which the person and all immediate family members of such person have an equity interest of less than 10%.

There is a financial limit condition to the determination of pre-approval status for the transactions or payments listed in the first bullet above. If transactions involve payments to an entity for which a director is an employee or general partner or a director’s immediate family member is an executive officer or general partner totaling the greater of $1 million or 2% of that entity’s annual consolidated gross revenue, then they will not be considered pre-approved and will be subject to the review procedures of the guidelines.
Not-for-Profit Organizations

Our Related Party Transactions Guidelines require the Nominating & Governance Committee to review and approve or, if not subject to pre-approval under the guidelines, ratify, and determine that no conflict of interest exists regarding, financial contributions greater than $50,000 in the aggregate per fiscal year by the Company (or its charitable foundations) to not-for-profit organizations for which a director, nominee, executive officer or an immediate family member of any of the foregoing serves as a director, trustee or senior officer.
How Do We Monitor Related Party Transactions?

We have established procedures to monitor related party transactions so that we can submit them to the Nominating & Governance Committee or the Board of Directors under our Related Party Transactions Guidelines. We have compiled a list of relevant persons and entities, which we update on a regular basis, and search various databases to identify payments to or from these persons or entities. Our directors, nominees for director and executive officers are also periodically required to report related party transactions of which they are aware to the Chief Compliance Officer, including transactions in which an immediate family member or entity associated with such family member has an interest. We also circulate directors’ and officers’ questionnaires that inquire about, among other things, related parties and related party transactions.
Our Code of Conduct addresses procedures to follow with respect to matters that raise potential conflicts, including a requirement that our employees, officers and directors report potential conflicts as part of their annual Code of Conduct affirmation statement. In addition, we poll directors and key officers to determine whether they are aware of any transactions that may be subject to our Related Party Transactions Guidelines.

What Related Party Transactions Do We Have?

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, with whom we conduct business in the ordinary course on an arm’s-length basis, become beneficial owners (through aggregation of holdings of their affiliates and/or on behalf of other beneficial owners for whom they act as investment advisor or investment manager) of 5% or more of our Common Shares and, as a result, are considered a related party under our Related Party Transactions Guidelines.
We engaged in the transactions described below with shareholders who owned more than 5% of our Common Shares at the time of the transaction and with other related parties, and we may transact such business during 2023.
Some of our related party transactions include related parties or entities that have purchased from us, or sold to us, insurance or reinsurance. We believe the terms of these transactions were no more favorable to either them or us than the terms made available to unrelated counterparties. As such, they may receive or make claim payments on such policies in the ordinary course of business.
Wellington Management Company LLP provides investment management services to some of our subsidiaries, our legacy defined benefit plan and the Chubb Charitable Foundation. In 2022, we paid Wellington approximately $25 million for these services. Wellington managed approximately 15% of our investment assets as of the end of 2022. Theodore Shasta, a director of the Company, was employed with Wellington from 1996 to 2009, and was a partner at the time of his retirement. Mr. Shasta joined our Board in 2010 and no longer has any affiliation with Wellington. Wellington is included in this related party transactions section because it was a greater than 5% shareholder in the Company during 2022, not because of any former relationship Mr. Shasta had with Wellington.
According to a Schedule 13G/A filed on February 6, 2023, Wellington reported that it beneficially owned less than 5% of our Common Shares as of December 31, 2022.
BlackRock Inc. entities provide investment management services to some of our subsidiaries and our qualified and non-qualified benefit plans. In 2022, we paid BlackRock approximately $12 million for these services. BlackRock

82	Chubb Limited 2023 Proxy Statement

Corporate Governance — What Related Party Transactions Do We Have?
managed approximately 17% of our investment assets as of the end of 2022, and, additionally, approximately $900 million of investment assets for our legacy United Kingdom defined benefit and defined contribution programs.
BlackRock affiliates also provide investment management services for certain assets within one of our United Kingdom pension plans, and receive fees to the extent participants in the plan choose to invest in BlackRock funds (which are offered among other investment options through the plan). The fees are borne by the participants in the plan. In addition, we include BlackRock funds as among the investment options that may be selected by our clients with respect to their separate accounts with us. We understand that BlackRock funds may pay investment management fees to BlackRock, Inc. and/or its affiliates for their services to the funds.
In 2015, our subsidiary Chubb Tempest Reinsurance Ltd. (CTR) and an affiliate of BlackRock partially funded ABR Reinsurance Capital Holdings, Inc. (ABR), a Bermuda reinsurance holding company. Both CTR and the BlackRock affiliate invested in common shares of ABR in a private placement. ABR reimbursed Chubb and BlackRock for certain expenses incurred by each of them for the formation of ABR and its reinsurance subsidiary. In addition, Chubb and BlackRock established contractual relationships with ABR (Chubb in connection with reinsurance and reinsurance operations, and BlackRock in connection with asset management), and entered into a fee-sharing arrangement with each other to equally share certain fees payable by ABR pursuant to these contracts. We received a payment from BlackRock of approximately $9.2 million pursuant to the fee-sharing arrangement in 2022. Additionally, each of CTR and a BlackRock affiliate agreed to provide a limited guaranty, on a several and not joint basis, of certain obligations owed by ABR to certain financial institutions pursuant to a term-loan credit agreement. For 2022, CTR received an annual fee of approximately $843,000 as consideration for the limited guaranty.
T. Rowe Price Associates, Inc. (Price Associates) provides investment management services to some of our subsidiaries. In 2022, we paid Price Associates approximately $8 million for these services. Price Associates managed approximately 4% of our investment assets as of the end of 2022. Price Associates and its affiliates also manage certain funds offered to participants in our 401(k) and non-qualified benefit plans. The associated fees are borne by the participants in the plan.
State Street Corporation (State Street) affiliates provide us with custody banking, accounting and investment compliance software services. In 2022, we paid State Street approximately $20 million for these services.
According to a Schedule 13G/A filed on February 10, 2023, State Street reported that it beneficially owned less than 5% of our Common Shares as of December 31, 2022.
The Vanguard Group manages certain funds offered to participants in our 401(k) plan and non-qualified benefit plans. The fees are borne by participants in these plans.
Aquiline Capital Partners LLC manages private investment funds in which Company affiliates invest (Aquiline Funds), and its Chief Executive is Jeffrey Greenberg, the brother of our Chairman and CEO, Evan Greenberg. In 2022, we invested approximately $42.9 million and received approximately $25.4 million in distributions from the Aquiline Funds. Our total aggregate commitments under the Aquiline Funds, inclusive of amounts that have not been invested, is $540 million.
Starr Indemnity & Liability Company and its affiliates (collectively, Starr) have entered into agency, claims services, underwriting services and reinsurance agreements with some of our subsidiaries. Chubb’s insurance companies around the world sell insurance through a variety of distribution channels, the most significant of which are relationships with brokers and agents. The Chairman of Starr is Maurice Greenberg, the father of our Chairman and CEO, Evan Greenberg. A number of our agreements with Starr pre-dated our acquisition of Chubb Corp. in January 2016. As a result of the acquisition, we obtained Chubb Corp.’s pre-existing business, which included agency agreements and agreements in which Chubb Corp. was both a cedent to Starr and a reinsurer of Starr.
Under an agency agreement with Starr as one of our non-exclusive agents, we secure the ability to sell our insurance policies through Starr, and Starr provides us business (in exchange for a commission) as one of our non-exclusive agents for writing policies, contracts, binders or agreements of insurance or reinsurance classified as property, boiler and machinery, and/or inland marine insurance. Starr adjusts the claims under these policies and works with us to arrange for third party reinsurance in respect of these policies.
The business written through Starr applies to risks in the United States or Canada, and to worldwide risks for entities domiciled, having their principal places of business in or conducting a substantial portion of their business in the United States or Canada. It includes both direct Starr business and Starr business we assume from third party reinsurers. In 2022, we generated approximately $618 million in gross written premiums through the agency, claims services and underwriting services agreements with Starr and third party assumptions. We paid Starr a total of approximately $122 million in commissions for direct Starr business.
We cede a portion of the premiums generated through the Starr agency relationship to Starr as part of our reinsurance program. In 2022, we ceded approximately $353 million in premiums written to Starr, and collected ceding commissions of approximately $79 million. In our agency agreement with Starr, we have also entered into a profit-sharing arrangement based on loss ratios under the program if Starr writes a minimum of $20 million of net written premiums of program business per annum. Profit share amounts are payable on June 30 of each year. The profit share amount we will pay in any year will depend on how much program business Starr underwrites on our behalf and the calculation of the profit share amount. No profit share commission has been payable yet under this arrangement.

Chubb Limited 2023 Proxy Statement	83

Corporate Governance — What Related Party Transactions Do We Have?
Starr affiliates also provide Chubb with corporate insurance coverage for which we paid Starr approximately $450,000 in premiums in 2022.
We have entered into these contracts with Starr and Aquiline because we judge them to be good for our business, and our Board has determined the relationship to be beneficial to Chubb. Our Nominating & Governance Committee and Board of Directors reviewed and approved our arrangements with Starr and Aquiline, and receive regular updates on this relationship. Our CEO is not involved in negotiating the terms of these agreements.
Other Related Party Transactions

In August 2022, Evan Greenberg, the Company’s Chairman and CEO, entered into an Aircraft Time Sharing Agreement with the Company that allows him to reimburse Chubb for the cost of his personal use of corporate aircraft in an amount based on the incremental cost of each flight to Chubb, provided that the amount does not exceed the maximum allowed under U.S. Federal Aviation Administration (FAA) regulations. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. Mr. Greenberg reimbursed Chubb $43,621 related to personal use of corporate aircraft during 2022.
A Company subsidiary employs a brother of John Lupica (a named executive officer of the Company) as Chief Operating and Head Distribution Officer of its wholesale and specialty division in North America. Mr. Lupica’s brother was hired in 2000 and was not hired by, and does not report directly to, Mr. Lupica. His compensation was established by the Company in accordance with its compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. He received salary and incentive compensation valued in the aggregate at approximately $1,940,000 for 2022. In addition, a Company subsidiary employs Mr. Lupica’s daughter-in-law as an assistant vice president and underwriter in North America. She has been an employee for eight years and was not hired by, and does not report directly to, Mr. Lupica; for 2022, she received salary and incentive compensation of approximately $187,500.

84	Chubb Limited 2023 Proxy Statement

Director Compensation
Board of Directors’ Role and Compensation

Chubb’s Board of Directors represents shareholder interests through overall management of the Company and its operations. The Board reviews and approves the Company’s strategy and supports disciplined execution of these goals, contributing significantly to Chubb’s continued growth and short-term and long-term financial performance.
Board members, with the exception of the Chairman and CEO, are not employees of the Company and receive fixed compensation for their role as directors, committee members and committee chairs. Board member compensation is not tied to the achievement of specific corporate results or performance targets. Instead, the amounts paid are based on the market for board membership of our competitors and other insurance and similarly-sized companies.
The Board does not have absolute discretion with respect to its own compensation. Each year shareholders are asked to approve maximum aggregate Board compensation and our Board explains its intended use. See Agenda Item 11.1 for more information.

Elements of Director Compensation
Pay Component	2022 Compensation
Standard Compensation Per year of service from May annual general meeting to the next May annual general meeting	$325,000 – $190,000 in restricted stock awards based on the fair market value of the Company’s Common Shares at the date of award – $135,000 in cash, paid quarterly
Committee Chair Fees	Audit Committee $35,000 Compensation Committee $25,000 Nominating & Governance Committee $20,000 Risk & Finance Committee $25,000 Paid in quarterly installments
Lead Director Annual Fee	$50,000 Paid in quarterly installments
Additional Board Meeting Fees	No fees were paid in 2022 for attendance at regular or special Board or Committee meetings.
Directors may elect to receive all of their compensation, other than compensation for special meetings, in the form of restricted stock awards issued on an annual basis.
Restricted stock is awarded at beginning of the plan year (the date of the Annual General Meeting) and becomes non-forfeitable at end of the plan year, provided that the grantee has remained a Chubb director continuously during that plan year.
In addition to the compensation described above, we have a matching contribution program for directors pursuant to which we will match director charitable contributions to eligible registered charities, churches and other places of worship or schools up to a maximum of $40,000 per year.
In February 2022 the Nominating & Governance Committee retained Pay Governance to provide its annual survey and analysis of director compensation. The Committee considered the Pay Governance survey and analysis, and recommended to the Board, and the Board approved, changes to our Outside Directors Compensation Parameters effective as of the date of the 2022 annual general meeting. The changes were based on, among other things, a comparison of our compensation structure to that of our competitors and other insurance and similarly-sized companies, that total director compensation was below the median of such companies, and that the annual

Chubb Limited 2023 Proxy Statement	85

Director Compensation — Board of Directors’ Role and Compensation
cash and equity retainers had not been increased since 2019. As a result the annual cash retainer was increased from $125,000 to $135,000 and the annual equity retainer was increased from $180,000 to $190,000. No other change was made with respect to any other element of director compensation.
In February 2023 the Nominating & Governance Committee again retained Pay Governance to provide a survey and analysis of director compensation. The Committee considered the Pay Governance survey and analysis, and recommended to the Board, and the Board approved, our Outside Directors Compensation Parameters with no changes.

Director Stock Ownership Requirements

Our Corporate Governance Guidelines specify director equity ownership requirements to further align their interests with our shareholders. Chubb awards outside directors restricted stock awards as part of their standard compensation. The Company requires minimum equity ownership of $700,000 for outside directors (based on stock price on date of award). The minimum equity ownership amount was increased from $600,000 to $700,000 in February 2023.
Each Director has until the fifth anniversary of his or her initial election to the Board of Directors to achieve this minimum. Deferred restricted stock units (which we no longer grant) and restricted stock, whether or not vested, are counted toward achieving this minimum. All of our Directors who have served for at least five years satisfy Chubb’s director equity ownership requirements.
Once a Director has achieved the $700,000 minimum equity ownership, this requirement remains satisfied going forward as long as he or she retains the number of shares valued at $700,000 based on the NYSE closing price for the Company’s Common Shares as of the date such minimum threshold is initially met.
Any vested shares held by a Director in excess of the minimum share equivalent may be sold at the Director’s discretion after consultation with our General Counsel. Directors are not permitted to pledge or hedge Common Shares.

86	Chubb Limited 2023 Proxy Statement

Director Compensation — 2022 Director Compensation
2022 Director Compensation

The following table sets forth information concerning director compensation paid or, in the case of restricted stock awards, earned, during 2022.
Name	Fees Earned or Paid in Cash	Stock Awards1	All Other Compensation2	Total
Michael G. Atieh	$132,500	$186,250	$20,000	$338,750
Kathy Bonanno	$101,250	$118,750	—	$220,000
Sheila P. Burke	$132,500	$186,250	$10,000	$328,750
Mary Cirillo3	—	$337,500	$20,000	$357,500
Michael P. Connors	$182,500	$186,250	—	$368,750
Robert J. Hugin4	—	$317,500	$20,000	$337,500
Robert W. Scully5	—	$352,500	$20,000	$372,500
Eugene B. Shanks, Jr.6	$31,250	$67,500	$4,393	$103,143
Theodore E. Shasta	$132,500	$186,250	$20,000	$338,750
David H. Sidwell	$132,500	$186,250	$20,000	$338,750
Olivier Steimer	$157,500	$186,250	$20,000	$363,750
Luis Téllez	$132,500	$186,250	—	$318,750
Frances F. Townsend	$157,500	$186,250	$15,000	$358,750

1
This column reflects restricted stock awards earned during 2022. Restricted stock awards were granted on the date of the 2022 and 2021 annual general meetings, respectively, and vest on the date of the subsequent year annual general meeting. The grant date fair value of the restricted stock awards for 2022 are based on the Common Share value of $203.88 and amount to $190,016 for each director. This amount does not include Common Shares received in lieu of cash for annual retainer or committee fees earned, which are described in footnotes three, four and five to this table.

2
All other compensation includes matching contributions made under our matching contribution program for directors (pursuant to which we match director charitable contributions to eligible non-profit organizations up to a maximum amount, which was $40,000 in 2022) and retirement gifts.

3
Included in Ms. Cirillo’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of $135,000 for which she received 662 restricted stock awards and a committee chair fee of $20,000 for which she received 98 restricted stock awards.

4
Included in Mr. Hugin’s stock awards is an annual retainer fee of $135,000 for which he received 662 restricted stock awards, rather than cash, at the election of the director.

5
Included in Mr. Scully’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of $135,000 for which he received 662 restricted stock awards and a committee chair fee of $35,000 for which he received 172 restricted stock awards.

6
Mr. Shanks retired from our Board upon expiration of his term at the May 2022 annual general meeting.

Chubb Limited 2023 Proxy Statement	87

Information About Our Share Ownership
How Many Shares Do Our Directors, Nominees and
SEC Executive Officers Own?

The following table sets forth, as of March 17, 2023, the beneficial ownership of Common Shares by each of our NEOs, directors and director nominees, and by all directors, director nominees and SEC executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director, director nominee and NEO, and for all our directors, director nominees and SEC executive officers as a group, constitute less than 1% of our outstanding Common Shares.
Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options1	Restricted Common Shares2
Evan G. Greenberg3 4 10 11	724,267	730,287	245,407
Peter C. Enns10	5,036	14,084	36,919
John W. Keogh3 10	144,119	228,345	102,936
Paul J. Krump10 11 12	32,325	17,280	27,026
John J. Lupica3 10	129,811	168,751	75,844
Michael G. Atieh5 6 7	17,146	—	932
Kathy Bonanno	—	—	932
Nancy K. Buese	12	—	—
Sheila P. Burke13 14	6,056	—	932
Mary Cirillo6	27,537	—	1,692
Michael P. Connors	15,091	—	932
Michael L. Corbat	—	—	—
Robert J. Hugin8	15,087	—	1,594
Robert W. Scully9	44,337	—	1,766
Theodore E. Shasta	14,556	—	932
David H. Sidwell	11,962	—	932
Olivier Steimer6	20,276	—	932
Luis Téllez	812	—	932
Frances F. Townsend	2,102	—	932
All our directors, nominees and executive officers as a group (24 individuals)15	1,537,411	1,493,972	623,256

1
Represents Common Shares that the individual has the right to acquire within 60 days of March 17, 2023 through option exercises. For Mr. Greenberg, amount includes options that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest.

2
Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

3
Messrs. Greenberg, Keogh and Lupica share with other persons the power to vote and/or dispose of 41,564 shares, 19,261 shares and 88,700 shares, respectively, of the Common Shares listed. Of the Common Shares listed as held by all directors, nominees and executive officers as a group (including those in the immediately preceding sentence), the power to vote and/or dispose of 191,950 Common Shares is shared with other persons.

4
Mr. Greenberg has pledged 240,000 of the Common Shares beneficially owned by him. The amount included in the table for Mr. Greenberg also contains 446,716 additional pledged Common Shares that are owned by entities in which adult family members of Mr. Greenberg are beneficiaries. In each of the cases in this footnote, such pledging is consistent with the Company’s share pledging policy under which, effective January 2017, new pledging of any Chubb shares owned by executive officers or directors is prohibited.

5
Included in these amounts are Common Shares that will be issued to the director immediately upon his separation from the Board. These Common Shares relate to vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at March 17, 2023 included in the above table for Mr. Atieh is 15,987 shares.

6
Not included in these amounts are Common Shares that will be issued to the director no earlier than 6 months following his or her separation from the Board. Such Common Shares relate to deferred restricted stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at March 17, 2023 not included in the above table for each director is as follows: Mr. Atieh (21,571), Ms. Cirillo (15,639) and Mr. Steimer (3,788).

7
Includes 847 shares held by a family foundation. Mr. Atieh has no pecuniary interest in these shares.

88	Chubb Limited 2023 Proxy Statement

Information About Our Share Ownership — How Many Shares Do Our Directors, Nominees and SEC Executive Officers Own?
8
Includes 335 shares held by Mr. Hugin’s sons, of which Mr. Hugin disclaims beneficial ownership.

9
Includes 2,775 shares held by Mr. Scully’s daughter, of which Mr. Scully disclaims beneficial ownership.

10
Not included in these amounts are Restricted Common Shares representing a premium performance award with respect to the performance share awards granted in 2020, 2021, 2022 and 2023. Such Restricted Common Shares will vest on the third anniversary, subject to the satisfaction of certain service and performance-based criteria. Such shares will not be entitled to vote until vested. Dividends will be accumulated and distributed only when, and to the extent, that the shares have vested. The number of such Restricted Common Shares at March 17, 2023 not included in the above table for each NEO is as follows: Mr. Greenberg (185,773), Mr. Enns (20,636), Mr. Keogh (77,219), Mr. Krump (17,567) and Mr. Lupica (53,530).

11
Not included in these amounts are Restricted Stock Unit (RSU) awards granted in 2020 for Mr. Greenberg and in 2020, 2021 and 2022 for Mr. Krump. Such RSUs will vest evenly over four years. RSUs will not be entitled to vote until vested. Upon vesting, one Common Share will be delivered for each vested RSU. The number of such RSUs at March 17, 2023 not included in the above table for each NEO is as follows: Mr. Greenberg (4,215) and Mr. Krump (5,234).

12
Not included are 9,685 fully vested Deferred Stock Units that will not be payable, unless further deferred, until 6 months after separation from service.

13
Not included in these amounts are fully vested Market Value Units payable in Common Shares that will be paid out 3 months after separation from service, unless further deferred. The number of such Common Shares at March 17, 2023 for Ms. Burke is 11,191.

14
Not included in these amounts are fully vested Deferred Stock Units that will not be payable, unless further deferred, until the 90th day after the earliest to occur of the director’s (i) death, (ii) disability, or (iii) separation from service. The number of such Common Shares at March 17, 2023 for Ms. Burke is 28,837.

15
Includes shares beneficially owned by Mr. Krump, a named executive officer. Mr. Krump retired from the Company effective January 1, 2023, and is no longer an executive officer of the Company.

Which Shareholders Own More Than 5% Of Our Shares?

The following sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than 5% of our outstanding Common Shares as of December 31, 2022.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group1 100 Vanguard Blvd. Malvern, Pennsylvania 19355	38,144,673	9.19%
BlackRock, Inc.2 50 Hudson Yards New York, New York 10001	28,694,321	6.9%
T. Rowe Price Associates, Inc.3 100 E. Pratt Street Baltimore, Maryland 21202	24,611,406	5.9%

1
Based on a Schedule 13G/A filed by The Vanguard Group on February 9, 2023. The Vanguard Group, together with certain of its wholly-owned subsidiaries acting as investment managers, may be deemed to have had beneficial ownership of 38,144,673 shares of common stock. No one person was known to have an interest with respect to more than 5% of the class of shares. The Vanguard Group had shared voting power over 589,740 shares, sole dispositive power over 36,433,869 shares, and shared dispositive power over 1,710,804 shares.

2
Based on a Schedule 13G/A filed by BlackRock, Inc. on February 6, 2023. BlackRock, together with certain of its affiliates, may be deemed to have had beneficial ownership of 28,694,321 shares of common stock. No one person was known to have an interest with respect to more than 5% of the class of shares. BlackRock had sole voting power over 25,558,047 shares and sole dispositive power over 28,694,321 shares.

3
Based on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. (Price Associates) on February 14, 2023. Price Associates may be deemed to have had beneficial ownership of 24,611,406 shares of common stock. Price Associates had sole voting power over 11,721,467 shares and sole dispositive power over 24,573,638 shares. These shares are owned by various individual and institutional investors which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities, none of which is known to have such interest with respect to more than 5% of the class of shares. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

Chubb Limited 2023 Proxy Statement	89

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this proxy statement with management. Based on our review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement for the 2023 Annual General Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
This report has been approved by all members of the Committee.
Frances F. Townsend, Chair
Mary Cirillo
Michael P. Connors
90	Chubb Limited 2023 Proxy Statement

Executive Compensation
Compensation Discussion & Analysis
The following Compensation Discussion & Analysis describes the 2022 compensation program for our named executive officers (NEOs). Our NEOs are determined based on applicable SEC rules. For 2022, our named executive officers were:

Evan G. Greenberg Chairman and Chief Executive Officer
Peter C. Enns Chief Financial Officer
John W. Keogh President and Chief Operating Officer
Paul J. Krump Former Vice Chairman, Global Underwriting and Claims (retired January 1, 2023)
John J. Lupica Vice Chairman; President, North America Insurance

Chubb Limited 2023 Proxy Statement	91

Executive Compensation — Executive Summary
Executive Summary

The Compensation Discussion & Analysis section of this proxy statement includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with generally accepted accounting principles in the U.S. (U.S. GAAP), known as non-GAAP financial measures. These non-GAAP financial measures include core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in the “Non-GAAP Financial Measures” section of this proxy statement.
Compensation Highlights

How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
Core link: Performance measured across 5 key metrics, evaluated comprehensively within the context of the environment in which we operate

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

•
Total shareholder return (TSR) modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid Our Named Executive Officers (NEOs)
CEO total pay
•
$24.75 million, up 1.4% vs. 2021

Other NEO total pay
•
Down 3.8% on average vs. 2021

•
Up 3.7% on average vs. 2021 when excluding the compensation of Paul J. Krump, who retired from the Company effective January 1, 2023 and was not granted a long-term incentive equity award for 2022

Compensation Profile

Approximately 94% of the total direct compensation of our CEO and 87% of the total direct compensation of our other NEOs is variable or “at-risk.” Additionally, with respect to the annual long-term incentive equity award, beginning with the February 2023 grants the Compensation Committee (Committee) moved to 100% performance-based vesting for all equity awards to our NEOs, in the form of performance shares. The Committee eliminated the annual grant of stock options and time-based restricted stock to our NEOs. The compensation components for each of our NEOs as considered by the Committee are summarized in the charts below. Further detail is provided in “2022 NEO Total Direct Compensation and Performance Summary” beginning on page 112.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

92	Chubb Limited 2023 Proxy Statement

Executive Compensation — Compensation Highlights
Our CEO Compensation Process

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2022:
Chubb Limited 2023 Proxy Statement	93

Executive Compensation — Compensation Highlights
Pay-for-Performance Framework

Each NEO has an annual cash incentive and long-term incentive opportunity denominated as a multiple of base salary.
	Annual Cash Incentive	Long-Term/Equity Incentive
CEO	0-6X base salary	0-12X base salary
Other NEOs	0-4X base salary	0-8X base salary
The Compensation Committee conducts a holistic review of overall performance, factoring in the context of a highly competitive global insurance environment.
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Compensation Committee reviews and assesses the peers in both groups at least annually.
Financial Performance Peer Group	CEO Compensation Benchmarking Peer Group

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The Allstate Corporation

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American International Group, Inc.

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CNA Financial Corporation

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The Hartford Financial Services Group, Inc.

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The Travelers Companies, Inc.

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Zurich Insurance Group

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The Allstate Corporation

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American Express Company

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American International Group, Inc.

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Aon plc

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Bank of America Corporation

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The Bank of New York Mellon

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BlackRock, Inc.

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Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.
Why Vote “For” Say-on-Pay?

In support of our Board’s recommendations that you vote “FOR” all of our Swiss and SEC say-on-pay proposals, we highlight the following key factors:

Excellent financial results for 2022 both in absolute terms and relative to peers, reflecting the best full-year financial performance in the Company’s history, including strong net income, records for core operating income, underwriting results and investment income, outstanding underlying fundamentals, and double-digit premium revenue growth:

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Industry-leading P&C combined ratio of 87.6% improved 1.5 points compared to 89.1% in 2021. The current accident year P&C combined ratio excluding catastrophe losses was a record 84.2% compared to 84.8% in 2021

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Net income and net income per share of $5.3 billion and $12.55, respectively, compared to records of $8.5 billion and $19.27, respectively, in 2021

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Record core operating income and core operating income per share of $6.5 billion and $15.24, respectively, up from $5.6 billion and $12.56, respectively, in 2021

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Consolidated net premiums written of $41.8 billion, up 10.3% from 2021

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Record pre-tax net investment income and adjusted net investment income of $3.7 billion and $4.0 billion, respectively

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Book and tangible book value per share decreased 12.9% and 23.5%, respectively, for the year. Excluding accumulated other comprehensive income (loss) (AOCI), which eliminates the effect of items that can fluctuate significantly for reasons outside our control, primarily changes in interest rates and foreign currency, our book value per share and tangible book value per share increased 5.3% and 3.0%, respectively
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Return on equity (ROE) was 9.6% compared to 14.3% in 2021

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Core operating ROE was 11.2%, up from 9.9% in 2021

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Core operating return on tangible equity (ROTE) was 17.2%, up from 15.3% in 2021

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One-year and three-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 16.0% and 14.6%, respectively; cumulative three-year TSR was 50.4%

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Successfully executed on significant strategic and operational goals and initiatives, including:
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Capitalized on market conditions by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

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Produced record financial performance and advanced strategic goals and initiatives in the midst of continuing geopolitical uncertainty, economic headwinds and the continuing effects of the COVID pandemic

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Managed inflationary pressures by enhancing capabilities to monitor and react quickly to loss cost inflation, including through pricing actions and adjusting outstanding reserves

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Implemented reinvestment strategies in a changing interest rate environment and achieved record investment income

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Advanced longer-term strategic objectives by completing acquisition of Cigna’s personal accident, supplemental health and life insurance businesses in the Asia-Pacific region; advanced integration objectives while meeting or exceeding key financial targets
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Substantially enhanced and expanded life insurance business with Cigna acquisition and recruitment of new senior leadership team members; implemented strategic plan for continued growth

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Executed on China strategy by receiving regulatory approval to acquire 83.2% ownership in Huatai Insurance Group, a Chinese insurance company with more than 700 branches and approximately 19 million customers

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Enhanced natural catastrophe capabilities and modeling to manage wind, flood and wildfire risk aggregations in a more granular, practical and insightful manner

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Accelerated digital transformation with strong growth in digital product revenue and continued progress on extensive business and technology innovations

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Improved gender balance and racial diversity at the leadership level and in early career hiring, and reinforced leadership accountability through goal-setting and linkage to performance reviews and compensation at the executive level

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Strengthened talent pipeline through external hiring (nearly 7,000) and internal promotions (more than 6,000), as well as employee development and training

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Continued industry leadership on climate issues with appointment of the Company’s first Global Climate Officer, adoption of a new Climate Change Policy to support a realistic, scientifically-based transition to a net zero economy, creation of the new Chubb Climate+ business unit to support companies engaged in developing technologies and processes to lower carbon emissions, and leading industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

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Executive Compensation — Compensation Highlights
Long-Term Performance Highlights

Chubb has a distinguished and consistent track record of performance and outperformance relative to its insurance industry peers. The following charts reflect our performance across key financial and operating measures starting in 2004 when Evan Greenberg became CEO of the Company.

Source: SNL and company disclosures
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Chubb Book Value per Share & Tangible Book Value per Share

2022 Performance: Key Metrics and Strategic Achievements

The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR. The Committee reviews relative Company financial performance against the Financial Performance Peer Group.
On average across the key metrics, our performance relative to the Financial Performance Peer Group was at the 83rd percentile. Overall 2022 financial results were excellent and reflect the best full-year financial performance in the Company’s history, with record core operating income on both a per share and dollar basis from record P&C underwriting and investment income, outstanding fundamentals and double-digit premium revenue growth. On an absolute basis, the Company exceeded prior year performance on four of the five key metrics, and plan on three of the five metrics. On a relative basis, Chubb outperformed its peers on each of the key metrics, and significantly outperformed relative to peers on four of the five metrics as described below. The Committee also recognized strong 1-year and excellent 3-year TSR results relative to the peer group.
Core operating income	$6.5B
Core operating income was a record for the Company in 2022, and exceeded plan and substantially exceeded prior year. Core operating income growth was at the 82nd percentile of the Financial Performance Peer Group.

Core operating return on equity (ROE)	11.2%	Core operating ROE performance exceeded prior year and was slightly above plan. Performance was at the 59th percentile of the Financial Performance Peer Group.
Core operating return on tangible equity (ROTE)	17.2%	Core operating ROTE performance exceeded both prior year and plan. Performance was at the 73rd percentile of the Financial Performance Peer Group.
P&C combined ratio	87.6%
P&C combined ratio relative performance was better than that of every company in our Financial Performance Peer Group (100th percentile). Absolute performance improved from prior year but was slightly below plan. Current accident year P&C combined ratio excluding catastrophe losses was a record 84.2%.

Tangible book value per share growth	-23.5%
Tangible book value per share relative performance was better than that of every company in our Financial Performance Peer Group (100th percentile). Absolute performance was below both prior year and plan, primarily due to the mark to market impact of rising interest rates on our investment portfolio and foreign exchange. Excluding AOCI, which eliminates the effect of these items, tangible book value per share increased 3.0% from prior year.

Total shareholder return	16.0% 1-year 14.6% 3-year	Our strong 1-year and 3-year annualized TSR were at the 59th and 100th percentiles, respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 50.4%.
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Executive Compensation — Compensation Highlights
Moreover, Chubb continued to invest in its future through the successful execution of established and opportunistic strategic objectives, including capitalizing on market conditions, executing on growth initiatives both organically and through strategic acquisitions including Cigna’s Asia business and our investment in Huatai in China, furthering our digital and technological capabilities, enhancing organizational effectiveness and leadership diversity, and taking concerted and substantive actions to address climate change as an insurer and corporate citizen. See “Why Vote ‘For’ Say-on-Pay?” beginning on page 94 for additional information on these achievements.
2022 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2022 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.
When deciding 2022 variable pay for the CEO and other NEOs, including both cash bonuses and long-term incentive equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove record operating earnings on both a per share and dollar basis, record underwriting and investment income, outstanding premium revenue growth and underwriting margin improvement.
The Compensation Committee determined to increase the CEO’s variable compensation, reflecting the Company’s excellent 2022 financial performance, execution and progress on short-, medium- and long-term operational and strategic objectives, and value created for shareholders. The CEO’s annual cash bonus was increased 2.7% from $7.5 million to $7.7 million. The long-term incentive equity award was increased 1% from $15.5 million to $15.65 million, and in making such decision the Committee determined to eliminate stock options from the CEO’s annual equity grant, resulting in an equity award comprising 100% performance shares that require the achievement of certain Company performance-based criteria to vest. Relatedly, the Committee determined to adjust the maximum payout opportunity on performance shares when achievement of all performance share vesting criteria is satisfied from 165% to 200% of target. The Committee believes that requiring the entirety of the CEO’s (and other NEOs’) equity awards to vest, if at all, depending on Company performance, and eliminating solely time-based equity vesting, more closely aligns the pay of our CEO and other NEOs with long-term Company financial performance and the creation of shareholder value. The Committee further determined to increase the CEO’s base salary from $1.4 million to $1.6 million, taking into account that the CEO’s base salary had not been increased since 2015.
The Compensation Committee believes that 2022 compensation decisions for the CEO and other NEOs are reflective of the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders. Further details on the compensation decisions for the CEO and other NEOs are described in “2022 NEO Total Direct Compensation and Performance Summary” beginning on page 112.
The Compensation Committee’s and Board’s compensation decisions for 2022 reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts. The success of this philosophy is demonstrated in this year’s excellent financial performance, both on an absolute basis and relative to Chubb’s Financial Performance Peer Group, as well as in long-term stock price performance.

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Compensation Program Overview

Our Compensation Philosophy

We structure our compensation programs to fairly compensate our management and to enhance shareholder value by continuing to closely align our executive compensation program and practices with the interests of our shareholders.
Our compensation practices balance long-term and short-term awards. We seek to closely link pay to Company performance. We believe this encourages business decision-making aligned with the long-term interests of the Company and our shareholders, without encouraging or rewarding excessive risk. We also vary and adjust our compensation structure and components to support the human resource requirements of our business in all the markets, globally, in which we operate.
Our goal is to attract and retain highly qualified executives who are talented, experienced, disciplined, motivated and of the highest integrity. We compete for talent with property and casualty insurers, specialty insurers, and financial services companies worldwide. Given the complexity and global nature of our business, as well as the enhanced responsibilities for our executives resulting from the size and scale of our business, our compensation practices must enable us to attract and retain the highest caliber executives with specific capabilities such as knowledge of international insurance markets and the ability to effectively manage teams and organizations in multiple geographies around the world. We strive to develop and administer compensation practices that enable us to retain and motivate top talent in the markets in which we operate while, at the same time, administering integrated compensation practices for our employees globally.
As our business performance and industry reputation continue to grow in comparison with our peer companies, we have become a potential source of talent for peer companies. This has made retention of our executives and other employees even more challenging and continues to be a critical priority.
Say-on-Pay Voting

In accordance with U.S. law and Swiss law, shareholders at the Annual General Meeting will have multiple votes on executive compensation. One executive compensation vote is the say-on-pay vote under U.S. SEC rules in Agenda Item 12. The other executive compensation votes (Agenda Items 11.2 and 11.3) are say-on-pay votes under Swiss law. These are described in the respective agenda items.
What is the Difference Between the U.S. and Swiss Say-on-Pay Votes for Executives?

The Swiss vote in Agenda Item 11.2 is prospective — meaning that shareholders will pre-approve the maximum amount payable (including base, bonus and equity, and all other compensation, including contributions to retirement plans and any perquisites) to Executive Management for the next calendar year (2024). The calendar year maximum amount includes the base salary that is earned during the year, plus the related bonus award and equity grant, the values of which are determined by the Compensation Committee based on its assessment of that calendar year’s performance. It is also important to note that the Swiss vote in Agenda Item 11.2 is binding on the Company.
The Swiss vote in Agenda Item 11.3 (a new vote prescribed by changes in Swiss law) and the U.S. SEC vote in Agenda Item 12 give shareholders a voice through advisory votes on our executive compensation. These votes are generally retrospective, meaning, for the U.S. SEC vote, that shareholders are asked to review the Compensation Discussion & Analysis, the Summary Compensation Table and other compensation tables and narrative disclosures in this proxy statement, and vote to approve executive compensation of our NEOs for the prior calendar year (2022). The Swiss vote is based on a retrospective review of director and Executive Management compensation, in aggregate, as disclosed in our Swiss Compensation Report, also for the 2022 calendar year.
We believe our shareholders benefit from these multiple say-on-pay votes. Our Board and Compensation Committee value and will use this feedback to continually evolve our compensation programs.
2022 U.S. SEC Say-on-Pay Advisory Vote and Shareholder Outreach

Although the U.S. SEC say-on-pay advisory vote is non-binding, the Compensation Committee will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. At our last annual general meeting of shareholders held on May 19, 2022, 93.4% of the shareholders who voted on the U.S. SEC say-on-pay proposal approved the compensation of our NEOs.
Similar to past years as part of our regular shareholder outreach process, we actively engaged with our shareholders after the 2022 annual general meeting to assist our shareholders in understanding Chubb and to discuss and solicit feedback on corporate governance, executive compensation and other matters, including ESG topics. We solicited our 50 largest shareholders, representing approximately 70% of our outstanding Common Shares. For additional information, see “Corporate Governance —  Governance Practices and Policies that Guide Our Actions —  Shareholder Outreach.”

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Executive Compensation — Compensation Program Overview
The Compensation Committee takes into account our shareholders’ input in its consideration of compensation and disclosure matters.
What We Reward: Individual and Company Performance Criteria

Our compensation practices are designed to reward both individual and Company performance, based on the following:
Individual Performance Criteria:

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Personal contribution to both short-term and long-term business results

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Successful execution of key strategic and operational objectives

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Demonstrated leadership capability

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Demonstrated application of relevant technical expertise

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Ethical conduct, regulatory compliance and mitigation of unnecessary risk

Company Performance Criteria:

Company performance is measured in absolute terms versus the financial plan as approved by the Board and prior year results, and in relative terms in comparison with the performance of companies in our Financial Performance Peer Group, across the following key metrics:
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Core operating income

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Core operating return on equity

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Core operating return on tangible equity

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P&C combined ratio

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Tangible book value per share growth

Consideration is also given to 1-year and 3-year TSR performance.
Additional information on how the Compensation Committee evaluates absolute and relative performance across these metrics can be found in “2022 Performance: Key Metrics and Strategic Achievements” and “2022 Compensation Decisions” in the Executive Summary of this Compensation Discussion & Analysis.

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Components of Total Direct Compensation

Each NEO has a total direct compensation opportunity, which we deliver through three components:
Total Direct Compensation

	Component	What We Reward	Target Opportunity Range	What It Achieves
Fixed compensation	Base salary	Annual base salary, which is closely tied to role and market.	Base salary is targeted at the median of our CEO compensation peer group (for our CEO) and industry peers (for our other NEOs).	Provides a competitive market-based level of fixed compensation.
Variable compensation	Cash bonus
Each NEO’s annual cash bonus is based on the prior year’s performance, as measured against:
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Individual Performance Criteria;

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Company Performance Criteria; and

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for some NEOs, the performance of the operating unit(s) directly managed by the NEO.

			The specific annual cash bonus opportunity based on performance for each NEO ranges from: • CEO: 0 to 6X annual base salary; and • Other NEOs: 0 to 4X annual base salary.	Ties officer pay to annual Company and individual performance.

Long-term incentive equity awards
Performance shares
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Target Awards

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Premium Awards

Prior to 2023, in addition to performance shares, NEOs were also granted annual long-term incentive equity awards in the form of, depending on the NEO, solely stock options (time-based) or a mix of stock options and restricted stock (time-based).
Beginning 2023, 100% of the annual long-term incentive equity awards granted to our NEOs are in the form of performance shares.

The value of each NEO’s long-term incentive compensation award is based on the prior year’s performance, as measured against:
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Individual Performance Criteria;

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Company Performance Criteria; and

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for some NEOs, the performance of the operating unit(s) directly managed by the NEO.

The ultimate value realized from these awards is based on the Company’s stock price performance as well as, with respect to performance shares, relative tangible book value per share growth and P&C combined ratio performance over time. Premium Awards are also subject to a TSR modifier.
The value of the award is determined as a percentage of annual base salary. This varies among NEOs depending on position and performance. The value of the award may go up to 8X annual base salary for NEOs other than the CEO, for whom the range is up to 12X annual base salary.
Ties the current year’s awards to future performance.
The Compensation Committee approves a specific long-term incentive equity award for each NEO that is linked both to prior year performance and multi-year future performance.
Performance shares encourage superior growth in tangible book value per share and a strong P&C combined ratio relative to peers, as well as superior TSR. The three-year cliff-vesting requirement for performance shares also aligns executive interests with those of shareholders and supports executive retention.
Stock options reward stock price appreciation.
Restricted stock (time-based) aligns executive interests with those of shareholders and supports executive retention.

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Executive Compensation — Compensation Program Overview
Other Compensation

NEOs automatically participate in Company-sponsored qualified retirement plans. They are also eligible to participate in Company-sponsored non-qualified deferred compensation plans. Under the non-qualified deferred compensation plans, the NEOs may elect to defer annual base salary and annual cash bonus and direct those deferrals to investment options that mirror those offered in our qualified defined contribution plans, to the extent permissible under applicable tax laws.
Our NEOs do not participate in any Company-sponsored defined benefit plans, which are often referred to as pension plans, other than Mr. Krump, who participates in the Chubb Corp. pension plans assumed by the Company in connection with the Chubb Corp. acquisition. Further benefit accruals under these Chubb Corp. pension plans froze effective as of December 31, 2019. For more information, see “Pension Benefits” on page 124.
We do not consider perquisites as part of total direct compensation. They are discussed in footnote 4 of the Summary Compensation Table beginning on page 117.
Compensation Practices and Policies

Stock Ownership Guidelines for Officers

We established and annually review and communicate our stock ownership guidelines for officers. The guidelines set stock ownership goals as a multiple of annual base salary as follows:
•
CEO: 7X annual base salary

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Direct reports to the CEO, including all other NEOs, and other operating unit presidents: 4X annual base salary

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Executive Vice Presidents: 3X annual base salary

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Senior Vice Presidents earning base salaries of $250,000 or more: 2X annual base salary

Shares of vested and unvested stock, excluding performance shares and options, count toward the ownership requirement. Shares of restricted stock are valued at the current market price. Also, an officer must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options until reaching his or her required guideline.
Ownership guidelines for NEOs are mandatory. All of our NEOs are in compliance with our stock ownership guidelines.
Insider Trading Policy

The Company has a Global Restrictions on Insider Trading and Trading Chubb Securities Policy (Insider Trading Policy) that applies to all executives, directors, and employees, as well as their immediate family and other covered persons. The policy addresses topics relating to restrictions or requirements on trading Chubb securities, including prohibitions on insider trading and use of material nonpublic information; restrictions on trading Chubb securities during certain periods; pre-clearance requirements for directors and executives; reporting; and other matters, such as the prohibition on hedging described on this page.
Hedging Prohibitions

The Company prohibits NEOs (as well as directors and employees) from purchasing financial instruments or otherwise engaging in transactions that hedge or offset (or are designed to have the effect of hedging or offsetting) any decrease in the market value of Chubb securities, including: short selling, short-term speculation, such as day trading, purchases and sales of options involving Chubb securities, and trading in hybrid or derivative securities based on Chubb securities, such as straddles, equity swaps or exchange funds, other than securities issued by Chubb.
Share Pledging

Since 2017 new pledging of any Chubb shares owned by executive officers (including NEOs) or directors is prohibited. This pledging policy is more restrictive than our prior policy, which prohibited executive officers (including NEOs) and directors from pledging shares in excess of their minimum shareholding requirement.
Clawback Policy

The Company has a clawback policy covering our executive officers. This policy provides for the forfeiture, or clawback, of all incentive compensation awards (cash bonus and equity, vested and unvested) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct:
•
materially related to a financial restatement; or

•
in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.

The policy also covers misconduct and compensation for such executive officers before they became covered officers under the policy. This clawback policy was adopted in February 2018 but applies to awards granted prior to its adoption.

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The Company will also revise or supplement its clawback policy in accordance with the NYSE’s upcoming clawback policy listing standards.
Impact of Tax Treatments on Compensation

Prior to 2018, Internal Revenue Code (the Code) Section 162(m) limited the deductibility of annual compensation in excess of $1 million paid to “covered employees” (as defined by the Code) of the Company unless the compensation satisfied an exception, such as the exception for performance-based compensation. Performance-based compensation generally included only payments that are contingent on achievement of performance objectives and excluded fixed or guaranteed payments. On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the Tax Reform Act) was enacted, which, among other things, repealed the performance-based compensation exception and expanded the definition of covered employees. The changes to Section 162(m) became effective for taxable years beginning after December 31, 2017.
As a result, all compensation in excess of $1 million paid to covered employees (as defined in the Tax Reform Act) is no longer deductible by the Company even if such compensation is performance-based compensation (except as provided pursuant to a transition rule). For 2017 and prior, our covered employees included the CEO and other NEOs (but not the CFO) who were executive officers as of the last day of our fiscal year. Our covered employees now generally include anyone who (i) was the CEO or CFO at any time during the year, (ii) was one of the other NEOs who were executive officers as of the last day of the fiscal year and (iii) was a covered employee for any previous year after 2016.
Regardless of the elimination of the Section 162(m) exception for performance-based compensation, the Compensation Committee will continue to consider and closely link executive compensation to Company performance in the design of our executive compensation program, as deductibility is not the sole factor used in determining appropriate levels or methods of compensation.
Impact of Accounting Treatment

The Company accounts for employee stock options, other stock-based compensation and its employee stock purchase plan in accordance with generally accepted accounting principles. For further information on stock-based compensation, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

The Relationship of Compensation to Risk

Chubb’s compensation practices take into account risk management and broadly align total compensation with the medium-term and long-term financial results of the Company. The key objectives of our compensation program for executives are to:
(1) emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance;
(2) assure that executives do not take imprudent risks to achieve compensation goals; and
(3) provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.
Sound corporate governance through the institution or prohibition of certain policies and practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, ensure that these key objectives are fulfilled.
For bonus-eligible officers and employees below the executive level, the cash incentive pool and equity pool available for distribution within each operating unit during the annual compensation cycle are based on a blend of overall Company performance and operating unit performance, as defined by a range of metrics taking into account short-term, medium-term and long-term results on both a relative and absolute basis.
Annual Board Committee Review of Executive Compensation Practices

The Chair of the Compensation Committee meets annually with the Risk & Finance Committee of the Board of Directors to conduct a risk assessment of our executive compensation practices and discuss how specific business risks of concern to the Risk & Finance Committee are taken into account and mitigated as part of the compensation risk analysis and our compensation structure. Chubb’s management, including leaders in Legal and Human Resources, provide a risk assessment of our compensation program to the Compensation Committee for its review. Additionally, the Compensation Committee considers the following factors to be important in discouraging excessive risk taking:
The Chubb Code of Conduct

The Chubb Code of Conduct is at the heart of our corporate culture and drives every business decision our executives and employees make. The Board considers Chubb’s values-oriented culture to be a key factor in mitigating risky behavior.

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Executive Compensation — The Relationship of Compensation to Risk
Executive Stock Ownership Requirements

Chubb’s stock ownership guidelines require our NEOs to hold substantial amounts of equity. For our CEO, the guideline amount is seven times annual base salary, while for the other NEOs, the guideline amount is four times annual base salary. We believe that stock ownership encourages appropriate decision-making that aligns with the long-term interests of our shareholders.
Compensation Alignment with Our Peer Group

Our compensation program target levels are benchmarked annually to ensure consistency with peers. For our CEO, we rely exclusively on the CEO Compensation Benchmarking Peer Group. For the other NEOs, we rely on proxy statement data and on broad survey data of insurance industry companies.
Our Clawback Policy

Our clawback policy provides for the forfeiture, or clawback, of all incentive compensation awards (cash bonus and equity, vested and unvested) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct (i) materially related to a financial restatement or (ii) in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.
Insider Trading Policy

Our Insider Trading Policy applies to executives, employees, directors and others, and requires that transactions in Chubb securities are in compliance with applicable laws as well as certain Chubb guidelines. These guidelines include, among other matters, prohibitions on pledging and, for NEOs, executives and certain other persons, trading only during authorized periods and requiring pre-clearance prior to trading.
Performance Goals

Performance goals are set at levels that are high enough to encourage strong performance, but within reasonably attainable levels to discourage risky business strategies or actions.
Periodic Assessment of Program Design

Our Compensation Committee regularly reviews our compensation structure, short-term and long-term incentive awards programs and best practices to ensure our compensation programs do not encourage excessive risk-taking and that the Company rewards strong short-, medium- and long-term performance.
Our NEO Compensation Components and Their Relationship to Risk

Variable pay for our NEOs in the form of annual cash bonuses and equity grants comprises the substantial majority of each NEO’s annual total compensation.
Base salary provides a fixed level of compensation for our NEOs and represents a relatively small portion of their overall compensation. Adjustments to base salary are driven more by competitive market data for similar positions as opposed to being tied to performance or short-term financial results and are targeted to market median.
Cash bonuses are determined primarily by the prior calendar year’s results on key financial performance metrics as measured against a defined group of industry peers, prior year performance and Board-approved plan. These metrics are core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. These specific financial performance metrics, taken together, have been selected in part because they encourage sound business decision-making and measure the creation of both short- and long-term enterprise value.
Equity awards deliver the remainder — and typically the majority — of each NEO’s total compensation. The types of equity awards and vesting periods are described in the following chart.
Type of Award	Vesting Period
Performance Shares	Cliff vest at end of a 3-year performance period if established performance criteria are met
Restricted Stock (time-based)	Evenly over a 4-year period from date of grant
Stock Options	Evenly over a 3-year period from date of grant (10-year exercise period)
Consequently, the majority of each NEO’s total annual compensation is directly tied to the medium-term and long-term performance of the Company. We believe that executive performance is reasonably reflected in stock price over time, or ought to be, and we do not manage the Company (nor manage our executive compensation practices) to achieve or reward short-term fluctuations or anomalies in market conditions. While stock price may be an imperfect short-term marker for executive compensation, we believe it is a reasonable long-term tool for aligning executive compensation with shareholder interests.
For grants beginning in 2023, performance shares comprise 100% of the annual long-term incentive equity award for each of the CEO and other NEOs. Stock options and time-based restricted stock are no longer part of the annual equity grant to any of our NEOs, which results in the vesting of our executives’ equity awards to be entirely dependent on objectively measured operating performance (and stock price

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performance with respect to Premium Awards) relative to peers over a multi-year period, making a significant percentage of overall compensation subject to long-term Company outcomes relative to the competition.
Prior to 2023, 25% of the value of each NEO’s annual long-term incentive equity award consisted of 10-year stock options with strike prices set as of the award date. The remaining 75% of each NEO’s annual equity award consisted, depending on the NEO, entirely of performance shares or a mix of performance shares and time-based restricted stock, of which performance shares comprised a significant portion. Performance shares comprised 100% of this portion of the annual equity grant to each of the CEO, COO and President, North America Insurance, and 75% for the other NEOs.
Our Assessment of Compensation Risk

As part of Board risk governance, the Compensation Committee reviews the Company’s compensation structure, policies and practices to determine whether incentives arising from compensation policies or practices relating to any of our NEOs and other employees would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee and management concluded that the Company’s compensation structure, policies and practices do not create risks reasonably likely to have a material adverse effect on the Company, and again confirmed that the mix of compensation types and timeframes tended to align risk-taking with appropriate medium- and long-term performance for the Company.

How We Use Peer Group and Market Data in Determining Compensation

The Compensation Committee recommends to the full Board and the Board reviews and approves the total direct compensation for the CEO. The Compensation Committee also reviews and approves or modifies the CEO’s recommendations for the total direct compensation for the other NEOs and direct reports to the CEO. As part of the annual compensation review process, the Compensation Committee evaluates:
•
Each NEO’s individual compensation against compensation levels for comparable positions in the market. For our CEO, the Committee focuses on data from our CEO Compensation Benchmarking Peer Group, a group of companies with characteristics similar to us that best defines the market in which we compete for executive talent. For our NEOs directly managing an operating unit or support function, the Committee focuses on proxy statement data and on broad survey data of insurance industry companies.

•
Company performance against the financial performance of companies in a second peer group that best defines the market in which we compete for business, which we refer to as our Financial Performance Peer Group.

How We Select, and Who is Currently in, Our CEO Compensation Benchmarking Peer Group

For our CEO, we rely exclusively on the CEO Compensation Benchmarking Peer Group. For the other NEOs, we rely on proxy statement data and on broad survey data of other insurance companies obtained from Willis Towers Watson, Mercer and McLagan.
The Compensation Committee reviews the composition of our CEO Compensation Benchmarking Peer Group on an annual basis. The Compensation Committee’s independent executive compensation consultants assist in the annual evaluation of this group. Our CEO Compensation Benchmarking Peer Group is intended to be a group of companies that are similar to us in various ways that best define the market in which we compete for CEO talent. Our Compensation Committee determined to make no changes to the composition of this 15-member peer group from last year.
When the Compensation Committee originally formulated the peer group, it conducted a thorough analysis to align the peer group with our meaningfully larger size and scope following the Chubb Corp. acquisition in January 2016. The analysis considered multiple characteristics, such as industry relevance, market capitalization, revenues and number of business lines, to identify companies within and outside our industry to constitute a robust group of peer companies.
Our compensation peer group includes insurance companies with different primary businesses than ours and other financial services companies, which together complemented the remaining property and casualty companies on the list. Specifically, we include eight global insurance companies (three of which are global life/health companies and two of which are brokers) and seven global financial services companies.
Based on our size (as the largest publicly traded P&C insurance company), our operational complexity (in terms of diversity of distribution channels, product and geography) and our risk profile, the Compensation Committee believes that this peer group supports more valid and appropriate CEO compensation decision-making than using our much smaller Financial Performance Peer Group. In developing our CEO Compensation Benchmarking Peer Group, we note that there are an insufficient number of comparable property and casualty insurers because, with few exceptions, they are considerably smaller than we are.

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Compared to peers outside the property and casualty insurer group we may experience more volatility (particularly with regard to the impact of catastrophe losses) and there are different factors impacting our financial statements, and therefore these peers may have markedly different results in a given year than the Company for external reasons. However, these companies’ size and complexity better match the Company’s characteristics and therefore make them viable compensation peers.
Our 2022 CEO Compensation Benchmarking Peer Group is:

• The Allstate Corporation • American Express Company • American International Group, Inc. • Aon plc • Bank of America Corporation • The Bank of New York Mellon • BlackRock, Inc.
•
Cigna Corp.

•
Citigroup Inc.

•
The Goldman Sachs Group, Inc.

•
Marsh & McLennan Companies, Inc.

•
MetLife, Inc.

•
Morgan Stanley

•
Prudential Financial, Inc.

•
The Travelers
Companies, Inc.

How We Select, and Who is Currently in, Our Financial Performance Peer Group

The Financial Performance Peer Group includes companies that we view as comparable to us from a business perspective and our closest direct business competitors. The Compensation Committee annually reviews the composition of the Financial Performance Peer Group, with assistance from its independent compensation consultants. The Committee determined not to make any changes to this group in 2022.
The Financial Performance Peer Group includes three companies in the CEO Compensation Benchmarking Peer Group that are considered commercial property and casualty insurance companies. It also has three additional commercial property and casualty insurance companies that are not in the CEO Compensation Benchmarking Peer Group because of their size and ownership structure relative to the Company. We think the Financial Performance Peer Group is the most relevant peer group to compare to the financial performance of the Company on core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth.
Our 2022 Financial Performance Peer Group is:

• The Allstate Corporation • American International Group, Inc. • CNA Financial Corporation	• The Hartford Financial Services Group, Inc. • The Travelers Companies, Inc. • Zurich Insurance Group

How We Determine Total Direct Compensation Pay Mix

Introduction—Determining the Mix of Total Direct Compensation

The components of our NEO’s total direct compensation vary depending on level. Our more senior officers receive a greater percentage of their total direct compensation as variable or at-risk compensation. This consists of an annual cash bonus and long-term incentive equity award.
Total cash compensation, which consists of annual base salary and annual cash bonus, is typically less than half of total direct compensation.
For the CEO, the Compensation Committee reviews the percentage of total direct compensation delivered in annual base salary, annual cash bonus, and long-term incentive equity awards compared to the companies in our CEO Compensation Benchmarking Peer Group. For all other NEOs, the Compensation Committee considers P&C companies and the broader insurance market.
Elements of Total Direct Compensation

Annual Base Salary

The Compensation Committee reviews and approves or modifies the CEO’s recommendations for the annual base salary of each NEO. The Compensation Committee recommends, and the full Board of Directors determines, the annual base salary for the CEO. On an annual basis, the Committee reviews each NEO’s actual annual base salary in reference to the median compensation levels for comparable positions at companies in our CEO Compensation Benchmarking Peer Group (for the CEO) and, as applicable, broader insurance industry peers. The Committee relies on industry-specific market survey data for NEOs other than the CEO. While we typically target annual base salary to be at the median of the market, each NEO’s actual annual base salary may fall above or below the market median based on performance, experience, time in position and other considerations.

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Variable Compensation—Bonus and Equity Compensation Awards

We use variable performance-based compensation in the form of the annual cash bonus and long-term incentive equity awards in combination with annual base salary to provide an overall compensation opportunity that is closely tied to performance. When both Company performance and individual performance are considered outstanding, NEOs have the opportunity to achieve total direct compensation that approximates the 75th percentile of compensation for comparable positions at companies in our CEO Compensation Benchmarking Peer Group (for the CEO) and our broader insurance industry peers (for other NEOs). The Compensation Committee’s independent compensation consultants, Pay Governance, assess the competitive percentile for a given position based on an analysis of compensation disclosures in the most recent publicly available CEO Compensation Benchmarking Peer Group proxy statements in combination with industry-specific market survey data. The Compensation Committee considers the opportunity to achieve or exceed the 75th percentile for outstanding performance appropriate because of the high performance expectations to which our Company executives are held, the prevailing competition for talent within our CEO Compensation Benchmarking Peer Group and industry, and the ambitious financial goals of the Company, which the Board reviews and approves each year.
Annual Cash Bonus

The annual cash bonus component of total direct compensation provides a timely link between recent performance and compensation. This allows the Compensation Committee to adjust annual compensation to reflect overall Company financial performance during the prior fiscal year as well as the individual performance of each NEO.
Each NEO’s 2022 annual cash bonus was determined in early 2023 and was based on 2022 performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and

•
for some NEOs, as further specified elsewhere in this Compensation Discussion & Analysis, the performance of the operating unit(s) directly managed by the NEO.

This process culminates in a specific annual cash bonus opportunity for each NEO that ranges between zero and 4X annual base salary based on performance, with the exception of the CEO, for whom the range is up to 6X annual base salary.
Long-Term Incentive Equity Awards

The Compensation Committee bases the value of each NEO’s long-term incentive compensation award on the prior year’s performance as measured against the Individual and Company Performance Criteria, described above, as well as, for some NEOs as further specified below, the performance of the operating unit(s) directly managed by the NEO.
The Compensation Committee also considers and uses long-term incentive equity awards, principally in the form of performance shares, as:
•
a timely link between recent performance and compensation;

•
a forward-looking vehicle for retention of executive talent due to the multi-year vesting schedule for equity awards;

•
an important driver of long-term performance and risk management; and

•
a key link for aligning shareholder and executive interests.

This process culminates in a specific long-term incentive equity award for each NEO that is linked both to prior year and multi-year future performance. The range of the value of the award as a percentage of annual base salary varies among NEOs depending on position and performance. The value of the award may go up to 8X annual base salary for NEOs other than the CEO, for whom the range is up to 12X annual base salary.
Equity Compensation

Performance Share Criteria and Vesting

Beginning in 2023, performance shares make up 100% of each NEO’s annual equity award. Prior to that, the annual equity award for each of the CEO, COO and President, North America Insurance was comprised of 75% performance shares and 25% stock options, and, for the other NEOs, was comprised of 56.25% performance shares, 25% stock options and 18.75% restricted stock.
Our Compensation Committee and Board believe that requiring 100% of the annual equity award to be subject to performance-based vesting criteria more closely ties executive compensation with long-term operational and stock price performance, which we believe further aligns shareholder, Company and executive interests.
To determine whether performance share awards vest, we compare our performance on a relative basis to our Financial Performance Peer Group. Our performance criteria tie the three-year cliff vesting of these awards to specified relative performance targets, namely our tangible book value per share growth (70% weighting) and P&C combined ratio (30% weighting). If performance exceeds the 75th percentile, relative TSR is then measured to determine the number of Premium Awards that will vest.
We selected tangible book value per share growth and P&C combined ratio as metrics for our performance share plan because they are strong indicators of growth in shareholder value and underwriting profitability for a commercial property and casualty insurer and common financial performance measures for companies in our industry. While tangible book value per share growth and P&C combined ratio are also included among the key metrics used to

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determine annual variable compensation, these two measures are evaluated differently for performance share vesting purposes. For the determination of annual variable compensation, these metrics are considered along with other metrics, as well as TSR, on an annual basis against prior year, plan and peers. For the determination of performance share vesting, the two metrics are evaluated only on a relative basis against peers over a three-year time horizon.

Performance Shares—Target Awards and Premium Awards

We have two types of performance share awards: Target Awards and Premium Awards. The performance measurement and vesting requirements for each is summarized below:
	Performance Measurement	Performance Result	Target Award Shares Vested
Target Award	Weighted average of: – Tangible book value per share growth (70%) – P&C combined ratio (30%) Measured against Financial Performance Peer Group during the three-year performance period	Meets or exceeds 50th percentile	100%
		Exceeds 25th percentile but does not meet or exceed 50th percentile	Target Award multiplied by a percentage determined by straight-line interpolation between 50% and 100% based on the percentile achieved between the 25th and 50th percentiles
		Less than or equal to 25th percentile	None (shares are forfeited)
If three-year cumulative performance exceeds a certain percentile, a Premium Award of additional shares, over and above the Target Award (up to a maximum of 100% of the Target Award for awards granted beginning February 2023, and 65% of the Target Award for prior years’ grants), will be earned as follows:
	Performance Measurement	Performance Result	TSR Result	Premium Award Shares Vested
Premium Award	Weighted average of: – Tangible book value per share growth (70%) – P&C combined ratio (30%) TSR modifier if above performance exceeds 75th percentile Measured against Financial Performance Peer Group during the three-year performance period	Exceeds 75th percentile	Meets or exceeds 55th percentile	100%
		Exceeds 75th percentile	Does not meet or exceed 55th percentile	77% (for awards granted prior to February 2023) 85% (for awards granted beginning February 2023)
		Meets or exceeds 50th percentile but does not exceed 75th percentile	N/A
Premium Award multiplied by a percentage determined by straight-line interpolation between:
•   0% and 77% (for awards granted prior to February 2023); or
•   0% and 85% (for awards granted beginning February 2023),
in each case based on the percentile achieved between the 50th and 75th percentiles

		Does not meet or exceed 50th percentile	N/A	None (shares are forfeited)
Any Target Awards and Premium Awards earned cliff-vest at the end of the three-year performance period.
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Independent Verification of Performance Criteria

We have retained Ernst & Young LLP, an independent public accounting firm, to verify the calculations of our performance criteria for the vesting of performance shares and to prepare a report on its findings. Our Compensation Committee reviews the report prepared by Ernst & Young and, based on that report, formally confirms whether, and to what extent, the performance criteria were met for the particular vesting period and how many, if any, performance shares vested as a result.
Issuance Criteria for Target Awards and Premium Awards

Shares representing Target Awards are issued when the performance award is approved and certified by the Compensation Committee. They are subject to forfeiture if applicable performance criteria are not met.
The Compensation Committee lacks discretion to increase the vesting of any performance-based award other than what was achieved based on actual performance. The Committee’s analysis of performance metrics for all performance-based awards may take into account the effect of any extraordinary transaction (including acquisitions, dispositions, extraordinary investments and extraordinary share purchases) on tangible book value and the combined ratio of the Company and peer companies during the applicable performance measurement period. This permits the Committee to ensure that executives are not unduly penalized or enriched for taking actions that it determines are in the best interests of the Company.
In May 2022, the Compensation Committee certified that Target Awards granted to NEOs in February 2019 earned a Premium Award of 100% (totaling 65% of the Target Award) following completion of the three-year cumulative performance period.
Equity Award Grants: Timing and Pricing

The Compensation Committee typically grants long-term incentive equity awards to NEOs annually, effective the day of the February Board of Directors meeting. From time to time the Compensation Committee may make off-cycle grants to NEOs to recognize mid-year promotions or other circumstances.
Officers who join the Company after February in a given year may be granted stock options, performance shares and restricted stock following their start date.
The option exercise price is the closing price of our Common Shares as traded on the NYSE on the grant date. To determine the number of shares for an option award, we use a notional Black-Scholes option value. The notional value is 25% of the stock price, calculated in each case at the time that we grant the option. We typically base the number of shares to be covered by a restricted stock or performance share grant on the closing stock price on the date that we grant the award.
Vesting—Change in Control and Termination of Employment

Each year the Compensation Committee reviews the vesting criteria for Executive Management and NEOs. All grants to members of Executive Management and our NEOs are subject to double-trigger vesting upon a change in control.
Stock options, performance shares and restricted stock also vest if a recipient’s termination of employment occurs by reason of death or disability. Continued vesting requires uninterrupted employment with the Company unless the Compensation Committee (by recommendation from the CEO) exercises its discretion and grants continued vesting in unvested equity in connection with an employee’s separation from the Company. Also, upon reaching age 62 and having 10 years of service, employees who retire from the Company in good standing will be granted continued vesting without requiring Compensation Committee approval, except that the Compensation Committee may cancel the Premium Award portion of a performance share award to a retirement-eligible executive who departs the Company within six months of the grant date without appropriate notice.

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How We Determine and Approve NEO Compensation

Role of the Compensation Committee

The Compensation Committee recommends to the Board and the Board approves the CEO’s total direct compensation. The Compensation Committee meets in executive sessions, with no management present, to evaluate the performance and determine the total direct compensation of the CEO. In addition to considering overall Company financial performance in absolute terms compared to plan and prior-year performance, and in relative terms compared to the financial performance of our Financial Performance Peer Group, the Compensation Committee seeks external guidance from Pay Governance, its independent compensation consultants.
The CEO makes recommendations for the total direct compensation of each of the other NEOs. The Committee discusses these recommendations with the CEO along with a review of the performance of each NEO as assessed by the CEO. The Committee then approves or disapproves, or recommends modifications to, the total direct compensation for each NEO, as appropriate.
Role of Independent Consultants in Advising the CEO and Compensation Committee on NEO Compensation Determinations
The Compensation Committee directly retains Pay Governance to assist management in the collection and analysis of relevant market data, including compensation and financial performance data for our CEO Compensation
Benchmarking and Financial Performance Peer Groups. Pay Governance also provides compensation benchmarking for the positions held by our NEOs for consideration by the CEO and the Compensation Committee. In addition, the Compensation Committee currently retains Pay Governance to assist it with respect to the compensation of the CEO. For this assignment, Pay Governance meets directly with the Compensation Committee to review Company performance and the performance of the CEO, and provides guidance on CEO compensation in the form of proposed compensation ranges for the annual cash bonus and long-term incentive equity award. Pay Governance also facilitates discussion, reviews peer groups and provides guidance on current trends in executive compensation practices, in general, and CEO compensation practices, specifically. The Compensation Committee has the authority to retain and terminate Pay Governance and to approve their fees and other retention terms.
Role of the Global Human Resources Officer in Advising the CEO and Compensation Committee on NEO Compensation Determinations
Our Global Human Resources Officer further supports the CEO and the Compensation Committee in assembling external market data as prepared by Pay Governance, gathering and assembling internal compensation information, acting as liaison with Pay Governance, and assisting the CEO and the Compensation Committee in further compensation analysis.

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How We Determine Compensation for Our CEO

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2022:
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How We Determine Other NEO Compensation

For other NEOs, total direct compensation is determined by the CEO and approved or modified by the Compensation Committee. The compensation framework is similar to that for the CEO as described in “How We Determine Compensation For Our CEO” above as compensation decisions are based in part on overall Company performance, although compensation decisions also include consideration of the performance of the operating units or support functions under each NEO’s management. Decisions are also influenced by each NEO’s individual performance, within the context of compensation market data for each position provided by Pay Governance.
As part of the annual compensation cycle, the CEO, with assistance from the Global Human Resources Officer, reviews appropriate compensation market data for each NEO. For those NEOs directly managing an operating unit, the review includes proxy statement and market data for other business segment leaders of comparably-sized business units for comparable companies in the insurance industry. Similarly, for those NEOs managing a support function, the review includes proxy statement and market data for other support function leaders from comparable companies in the insurance industry.

2022 NEO Total Direct Compensation and Performance Summary

Below we provide a summary of each of our NEOs’ total direct compensation and an overview of their 2022 performance relative to achieving our annual and long-term performance goals.
CEO 2022 Total Direct Compensation

Evan G. Greenberg
Chairman and Chief Executive Officer
2022 Performance Summary
2022 Company performance was excellent on both an absolute basis and relative to peers. Under Mr. Greenberg’s leadership, the Company delivered the best full-year financial performance in its history, reflecting record operating earnings, both on an absolute and per share basis, record underwriting and investment income, outstanding premium revenue growth, world-class underwriting performance as evidenced by its industry-leading P&C combined ratio, and strong core operating ROE and core operating ROTE. Tangible book value per share growth was impacted during the year by rising interest rates on our fixed income portfolio and foreign currency adjustments, both of which are outside our control. However, as noted above, we capitalized on the higher rate environment by delivering record investment income, and we expect these fluctuations in valuations impacting our tangible book value per share to be largely transient going forward.
Our underlying fundamentals were also exceptional. Net premiums written delivered another year of double-digit growth, including the best organic growth in our international P&C business in a decade. We also improved underwriting margins, and the balance sheet is in excellent shape. The Company’s financial results, size and breadth of product offerings provided the opportunity to build and improve upon an exceptional 2021, capitalize on market conditions, and return capital to shareholders while maintaining strong capital levels for risk and future opportunity.
In addition, the Company executed on its strategic and operational goals. These included advancing its long-term strategy through organic growth and opportunistic acquisitions, expanding its presence and growing new markets, progressing on its digital and technological transformation plans, refining its natural catastrophe management capabilities and modeling, and further diversifying by geography, product, customer segment and distribution channel. The Company also strengthened its talent pipeline through both external hiring and internal promotion, and continued to advance diversity, equity and inclusion goals in recruitment, development and advancement opportunities. The Company also further demonstrated its commitment to addressing climate change and supporting the net zero transition through substantive actions and strategies as well as enhanced communication of its efforts.
The following were relevant to the Compensation Committee’s considerations in developing its CEO compensation recommendations for 2022:
Financial Performance

•
Record core operating income of $6.5 billion, up 15.9% vs. 2021, and record core operating income per share of $15.24, up 21.3% vs. 2021

•
Industry-leading P&C combined ratio of 87.6% improved 1.5 points compared to 89.1% in 2021. The current accident year P&C combined ratio excluding catastrophe losses was a record 84.2% in 2022

•
Consolidated net premiums written of $41.8 billion, up 10.3% from 2021

Shareholder Value

•
Core operating return on equity (ROE) of 11.2% in 2022, up from 9.9% in 2021

•
Core operating return on tangible equity (ROTE) was 17.2% in 2022, up from 15.3% in 2021

•
Tangible book value per share decreased 23.5%. Excluding AOCI, which eliminates the effect of items that can

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fluctuate significantly for reasons outside our control, primarily changes in interest rates and foreign currency, our tangible book value per share increased 3.0%
•
One-year and three-year annualized TSR were 16.0% and 14.6%, respectively; cumulative three-year TSR was 50.4%

Strategic and Operational Accomplishments

Under the leadership of Mr. Greenberg, Chubb achieved key strategic and operational objectives in 2022, including:
•
Capitalized on market conditions by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Produced record financial performance and advanced strategic goals and initiatives in the midst of continuing geopolitical uncertainty, economic headwinds and the continuing effects of the COVID pandemic

•
Managed inflationary pressures by enhancing capabilities to monitor and react quickly to loss cost inflation, including through pricing actions and adjusting outstanding reserves

•
Implemented reinvestment strategies in a changing interest rate environment and achieved record investment income

•
Advanced longer-term strategic objectives by completing acquisition of Cigna’s personal accident, supplemental health and life insurance businesses in the Asia-Pacific region; advanced integration objectives while meeting or exceeding key financial targets

•
Substantially enhanced and expanded life insurance business with Cigna acquisition and recruitment of new senior leadership team members; implemented strategic plan for continued growth

•
Executed on China strategy by receiving regulatory approval to acquire 83.2% ownership in Huatai Insurance Group, a Chinese insurance company with more than 700 branches and approximately 19 million customers

•
Enhanced natural catastrophe capabilities and modeling to manage wind, flood and wildfire risk aggregations in a more granular, practical and insightful manner

•
Accelerated digital transformation with strong growth in digital product revenue and continued progress on extensive business and technology innovations

•
Improved gender balance and racial diversity at the leadership level and in early career hiring, and reinforced leadership accountability through goal-setting and linkage to performance reviews and compensation at the executive level

•
Strengthened talent pipeline through external hiring (nearly 7,000) and internal promotions (more than 6,000), as well as employee development and training

•
Continued industry leadership on climate issues with appointment of the Company’s first Global Climate Officer, adoption of a new Climate Change Policy to support a realistic, scientifically-based transition to a net zero economy, creation of the new Chubb Climate+ business unit to support companies engaged in developing technologies and processes to lower carbon emissions, and leading industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives
Compensation Committee Decisions
The extensive Company Performance Criteria and Individual Performance Criteria used to evaluate Mr. Greenberg’s compensation are detailed in the sections “How We Determine Compensation for Our CEO” on page 111 and “What We Reward: Individual and Company Performance Criteria” on page 100. Consistent with those criteria, in determining CEO compensation the Compensation Committee considered the financial performance of the Company on an absolute basis and relative to peers, as well as underlying core performance and the Company’s performance on the non-financial goals, and the CEO’s individual performance.
Following its analysis and discussion of the Company’s excellent results and in consideration of and evaluation against the compensation levels of our CEO Compensation Benchmarking Peer Group, the Compensation Committee concluded that it was fair and appropriate to increase Mr. Greenberg’s variable compensation for 2022. The Committee also further reinforced the alignment of compensation for each of Mr. Greenberg and the other NEOs with Company performance by delivering 100% of the annual equity award in the form of performance shares and no longer granting awards that vest purely on meeting a time-based service requirement. The Committee determined to increase Mr. Greenberg’s compensation by 1.4% compared to 2021. In doing so, the long-term incentive equity award was increased by $150,000 to $15.65 million, and his annual cash bonus was increased by $200,000 to $7.7 million. The Committee also determined to increase Mr. Greenberg’s base salary for 2023 to $1.6 million, recognizing that his base salary had not been increased since 2015.

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Executive Compensation — 2022 NEO Total Direct Compensation and Performance Summary
Other NEO 2022 Total Direct Compensation
Peter C. Enns Chief Financial Officer
Corporate Units under his management:
• Accounting & Financial Reporting	• Actuarial
• Investment Management	• Tax
• Treasury

2022 Performance Criteria
Mr. Enns’ compensation was based on overall Company performance, against both financial and strategic objectives, and his individual performance as the Company’s CFO, which was evaluated in terms of his execution of a wide and complex set of financially-oriented objectives related to the balance sheet and income statement. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was increased 2.3%

•
Annual cash bonus was increased 8.8%

•
Long-term incentive equity award was increased 8.3%

•
2022 total direct compensation was increased 12.4%

John W. Keogh President and Chief Operating Officer
Corporate Units under his management:
• Overseas General P&C businesses	• Global Accident & Health
• North American P&C businesses	• Chubb Global Markets
2022 Performance Criteria
Mr. Keogh’s compensation was based on overall Company performance, against both financial and strategic objectives, and his strategic leadership of Chubb’s general insurance business units as well as the product, underwriting, claims and support functions globally. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was increased 9.1%

•
Annual cash bonus was increased 3.5%

•
Long-term incentive equity award was unchanged

•
2022 total direct compensation was increased 1.3%

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Paul J. Krump Former Vice Chairman, Global Underwriting and Claims
Corporate Units under his management:
• Global Claims	• Corporate Underwriting
• Global Underwriting	• Risk Engineering Services
• Environmental Program and Sustainability Strategy

2022 Performance Criteria
Mr. Krump’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Krump’s direct management, as well as his individual performance.
Compensation Committee Decisions
Mr. Krump retired from the Company effective January 1, 2023. The Committee determined to award Mr. Krump an annual cash bonus for 2022 that was $1,055,200 greater than 2021, but did not grant him a long-term incentive equity award. As a result, Mr. Krump’s 2022 total direct compensation decreased 34% compared to 2021.

John J. Lupica Vice Chairman; President, North America Insurance
North America Insurance Business Units under his management:
• Commercial Insurance	• Major Accounts
• Personal Risk Services	• Agribusiness
• Westchester (excess and surplus)	• Chubb Bermuda
• Rain & Hail

2022 Performance Criteria
Mr. Lupica’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Lupica’s direct management, as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was increased 2.6%

•
Annual cash bonus was increased 6.2%

•
Long-term incentive equity award was unchanged (comparison excludes off-cycle $1 million special recognition equity award granted in 2021)

•
2022 total direct compensation was increased 2.4% (excluding 2021 special recognition award)

2022 Total Direct Compensation-Variable Pay Mix

Variable Compensation
Annual Incentive Award $3,074,000
Fixed Compensation
Salary $900,000
Total Annual Cash Compensation

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2022 Total Direct Compensation—Supplemental Table

Each February, the Compensation Committee and the Board of Directors approve compensation for each NEO including any adjustments to base salary, and, in recognition of prior calendar year’s performance, short-term incentive cash bonus and long-term incentive equity award. The long-term incentive equity awards consist entirely of performance shares, which are subject to performance-based vesting criteria, the target award portion of which is valued at the closing market price at the date of grant.
The key compensation components for each of our NEOs as considered by the Compensation Committee are summarized in the supplemental table below. The totals and the equity award values do not directly correlate to what is ultimately reported in the Summary Compensation Table in accordance with SEC rules (for example, the equity award column below reflects February 2023 grants for 2022 performance, while the Summary Compensation Table reflects grants made during 2022).
2022 Named Executive Officers Compensation—Supplemental Table
Name and Title/Business Unit	Salary1	Cash Bonus	Long-Term Incentive Equity Award	Total Direct Compensation
Evan G. Greenberg2 Chairman and Chief Executive Officer	$1,400,000	$7,700,000	$15,650,000	$24,750,000
Peter C. Enns3 Chief Financial Officer	$880,000	$1,528,000	$2,600,000	$5,008,000
John W. Keogh4 President and Chief Operating Officer	$1,088,462	$3,084,000	$7,000,000	$11,172,462
Paul J. Krump Former Vice Chairman, Global Underwriting and Claims	$900,000	$3,074,000	—	$3,974,000
John J. Lupica5 Vice Chairman; President, North America Insurance	$938,461	$2,814,000	$5,000,000	$8,752,461

1
Reflects total base salary paid in 2022. Other than for Messrs. Greenberg, Enns and Krump, whose base salaries were unchanged in 2022, amounts are less than year-end base rate because base rate changes for the year typically take effect in late March.

2
Mr. Greenberg’s base salary was increased for 2023 from $1,400,000 to $1,600,000.

3
Mr. Enns’ base salary was increased for 2023 from $880,000 to $900,000.

4
Mr. Keogh’s base salary was increased for 2023 from $1,100,000 to $1,200,000.

5
Mr. Lupica’s base salary was increased for 2023 from $950,000 to $975,000.

116	Chubb Limited 2023 Proxy Statement

Executive Compensation — Summary Compensation Table
Summary Compensation Table

The following table sets forth compensation for 2022, 2021 and 2020 for our NEOs.
Name and Principal Position	Year	Salary	Bonus	Stock Awards1	Option Awards2	Change in Pension Value and Nonqualified Deferred Compensation Earnings3	All Other Compensation4	Total
Evan G. Greenberg Chairman and Chief Executive Officer	2022	$1,400,000	$7,700,000	$11,625,143	$3,022,290	—	$1,404,637	$25,152,070
	2021	$1,400,000	$7,500,000	$10,125,007	$2,996,944	—	$1,159,233	$23,181,184
	2020	$1,400,000	$5,700,000	$10,125,070	$1,917,286	—	$1,185,811	$20,328,167
Peter C. Enns Chief Financial Officer	2022	$880,000	$1,528,000	$1,800,027	$467,971	—	$252,138	$4,928,136
	2021	$649,846	$1,404,500	$3,080,272	$513,532	—	$195,544	$5,843,694
John W. Keogh President and Chief Operating Officer	2022	$1,088,462	$3,084,000	$5,250,013	$1,364,909	—	$525,036	$11,312,420
	2021	$1,050,000	$2,980,100	$3,900,006	$1,154,372	—	$464,594	$9,549,072
	2020	$1,032,692	$2,460,400	$3,900,158	$738,503	—	$496,027	$8,627,780
Paul J. Krump* Former Vice Chairman, Global Underwriting and Claims	2022	$900,000	$3,074,000	$2,325,267	$604,466	—	$419,958	$7,323,691
	2021	$900,000	$2,018,800	$2,137,622	$632,684	$194,585	$352,544	$6,236,235
	2020	$895,385	$1,567,500	$2,137,566	$404,760	$1,034,364	$399,314	$6,438,889
John J. Lupica Vice Chairman; President, North America Insurance	2022	$938,461	$2,814,000	$3,750,123	$974,946	—	$552,480	$9,030,010
	2021	$900,000	$2,650,000	$3,647,665	$783,668	—	$469,214	$8,450,547
	2020	$895,385	$2,219,700	$2,647,640	$501,340	—	$458,315	$6,722,380

*
Mr. Krump retired from the Company effective January 1, 2023.

1
This column discloses the aggregate grant date fair value of stock awards granted during the year. This column includes time-based restricted stock as well as performance shares for which the target amount is included. For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.” Additional detail regarding stock awards made in 2022 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement. Assuming the highest level of performance is achieved (which would result in Premium Award vesting of 65% of target performance shares awarded in 2022, 2021 and 2020, i.e., all Target Awards and Premium Awards), the aggregate grant date fair value of the stock awards set forth in the table above would be:

	2022	2021	2020
Evan G. Greenberg	$19,181,516	$16,706,278	$15,060,987
Peter C. Enns	$2,677,550	$3,678,392	—
John W. Keogh	$8,662,581	$6,434,969	$5,573,284
Paul J. Krump	$3,458,743	$3,179,713	$2,971,277
John J. Lupica	$6,187,643	$5,368,649	$3,680,247
The Target Awards granted in 2019 met relevant performance criteria and cliff-vested as scheduled. Target Awards granted to NEOs in 2019 earned a Premium Award of 100% (65% of the Target Awards granted) based on Cumulative Performance exceeding the 75th percentile and three-year TSR meeting or exceeding the 55th percentile. The table below shows the value realized on vesting of those Premium Awards at the respective three-year anniversary dates for the 2019, 2018 and 2017 grants and the four-year anniversary date for the 2016 grant. The Target Awards granted to NEOs in 2018 earned a Premium Award of 100% (65% of the Target Award), the Target Awards granted in 2017 earned a Premium Award of 77% (50.05% of the Target Award) and the Target Awards granted in 2016 earned a Premium Award of 100% of the Target Award. The maximum payout opportunity for Premium Awards was reduced to 65% of the Target Award for grants beginning in 2017.
	2019 Grant Vested in 2022	2018 Grant Vested in 2021	2017 Grant Vested in 2020	2016 Grant Vested in 2020
Evan G. Greenberg	$6,962,921	$5,008,746	$2,438,313	$9,167,600
Peter C. Enns	—	—	—	—
John W. Keogh	$2,130,732	$1,494,900	$791,141	$3,558,806
Paul J. Krump	$1,579,910	$765,555	$405,059	$866,745
John J. Lupica	$1,723,575	$1,040,284	$550,554	$2,396,991

2
This column discloses the aggregate grant date fair value of stock option awards granted during the year. Option values are based on the grant date fair market value computed in accordance with FASB ASC Topic 718. Additional detail regarding stock option awards made in 2022 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement.

3
Reflects solely the aggregate change in pension value for 2022, 2021 and 2020 under the Pension Plan of The Chubb Corporation (Chubb Corp. Pension Plan) and the Pension Excess Benefit Plan of The Chubb Corporation (Chubb Corp. Pension Excess Benefit Plan). Mr. Krump’s benefits under the Chubb Corp. Pension Plan and Chubb Corp. Pension Excess Benefit Plan for 2022 were $(195,398) and $(291,741), respectively.

Chubb Limited 2023 Proxy Statement	117

Executive Compensation — Summary Compensation Table
4
As detailed in the table below, this column includes perquisites and other personal benefits, consisting of the following:

•
Perquisites including retirement plan contributions, personal use of the Company aircraft and Company apartment, and miscellaneous other benefits detailed below.

–
We calculate our incremental cost for personal use of corporate aircraft based on our variable operating costs, including fuel, crew travel, landing/ramp fees, catering, international handling and deadhead flights. We include in this table amounts for personal use of corporate aircraft by all NEOs who make personal use of the corporate aircraft, less amounts reimbursed in accordance with applicable FAA regulations. Beginning August 2022, Mr. Greenberg may reimburse the Company for his personal use of corporate aircraft pursuant to an Aircraft Time Sharing Agreement, and such reimbursed amounts are not perquisites and are not included in the table below. For additional information on this agreement, see page 84 of this proxy statement. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. For all other NEOs, personal use of the corporate aircraft was limited to space available on normally scheduled management business flights.

–
Other personal benefits including housing allowance.

–
Our contributions to retirement plans consist of matching and non-contributory employer contributions for 2022, 2021 and 2020.

Name	Year	Housing Allowance	Private Jet Usage	Misc. Other Benefits1	Retirement Plan Contribution
Evan G. Greenberg	2022	—	$302,815	$33,822	$1,068,000
	2021	—	$269,494	$37,739	$852,000
	2020	—	$164,043	$49,768	$972,000
Peter C. Enns	2022	$144,000	$107	$28,831	$79,200
	2021	$117,300	$266	$19,492	$58,486
John W. Keogh	2022	—	$165	$36,644	$488,227
	2021	—	$6,934	$36,412	$421,248
	2020	—	$230	$35,634	$460,163
Paul J. Krump	2022	—	—	$69,702	$350,256
	2021	—	$13,912	$42,532	$296,100
	2020	—	—	$63,868	$335,446
John J. Lupica	2022	—	$917	$120,948	$430,615
	2021	—	—	$94,850	$374,364
	2020	—	—	$85,345	$372,970

1
This column consists of the following: (i) for Mr. Greenberg, use of corporate apartment, executive medical coverage, long service award and matching contributions made under our matching charitable contributions program; and (ii) for all other NEOs, club memberships, financial planning, tax services, executive medical coverage, use of corporate apartment, matching contributions made under our matching charitable contributions program, car allowance or car lease and car maintenance allowance, and relocation expenses.

Employment Arrangements
Each of our NEOs receives an annual salary with annual discretionary short-term cash and long-term equity incentives. Base salaries for NEOs are adjusted as described in Compensation Discussion & Analysis. Each NEO also receives customary executive benefits, such as participation in our current benefit and insurance plans, and certain perquisites, which may include some or all of a housing allowance, car allowance, car loan and club dues.
We entered into an individual offer letter with each NEO at the beginning of his respective employment. Other than as described herein, no material terms of such offer letters remain in effect. Mr. Enns commenced employment with Chubb in 2021 and was appointed Chief Financial Officer effective July 1, 2021. Under the terms of Mr. Enns’s offer letter, and as a buyout or replacement of a portion of his unvested deferred cash and equity and a bonus he forfeited upon leaving his prior employer, he received a special equity grant upon joining the Company in 2021 valued at $3,680,000 in the form of $2,160,000 in time-based restricted stock, $920,000 in performance shares and $600,000 in stock options. These equity grants are reflected in the Summary Compensation Table for 2021, for which the stock options are valued at the grant date fair market value computed in accordance with FASB ASC Topic 718.
Furthermore, our Swiss Executive Management entered into non-compete agreements that are described below in “Potential Payments Upon Termination or Change in Control”.
In addition, in connection with the Company’s Swiss domestication, and for the sole purpose of documentation of work that is expected to be performed in Switzerland, the Company entered into employment agreements with each member of Executive Management. These employment agreements did not change these officers’ responsibilities to the Chubb group of companies or their aggregate compensation from the Chubb group of companies. These employment agreements formally establish that these officers have responsibilities directly with Chubb Limited as a Swiss company and will receive compensation specifically for work performed in Switzerland.
118	Chubb Limited 2023 Proxy Statement

Executive Compensation — Summary Compensation Table
These employment agreements generally specify that these officers:
•
are employees of the Swiss parent company,

•
will receive compensation allocable to such employment agreement (as opposed to compensation allocable to their work for other Chubb companies) that reflects, depending on the executive, 5% or 10% of the total compensation such officer is currently receiving, and

•
will work a portion of their time in Switzerland for Chubb Limited approximating, depending on the executive, 5% or 10% of their annual work calendar.

The Company may use the same form of employment agreement for these officers to allocate a percentage of their salaries to other subsidiaries of the Company.
Employee Stock Purchase Plan
We maintain a broad-based employee stock purchase plan, which gives our eligible employees the right to purchase our Common Shares through payroll deductions at a purchase price that reflects a 15% discount to the market price of our Common Shares. No participant may purchase more than 10% of the participant’s compensation or $25,000 in value of Common Shares, whichever is less, under this plan in any calendar year. One of our NEOs participated in our employee stock purchase plan in 2022.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements are in furtherance of our Articles of Association that allow us to indemnify our directors and officers to the fullest extent permitted by applicable law as well as NYSE and SEC regulations. The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was one of our directors or officers or is or was a director, officer, employee or agent of another entity at our request or relating to anything done or not done by the indemnitee in such a capacity, including indemnification relating to the government investigation of industry practices. The indemnification agreements provide for advancement of expenses. These agreements provide for mandatory indemnification to the extent an indemnitee is successful on the merits. The indemnification agreements set forth procedures relating to indemnification claims. To the extent we maintain general and/or directors’ and officers’ liability insurance, the agreements provide that the indemnitee shall be covered by such policies to the maximum extent of the coverage available for any of our directors or officers.
Chubb Limited 2023 Proxy Statement	119

Executive Compensation — Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to the NEOs during the calendar year ended December 31, 2022. Because the Compensation Committee made plan-based awards at its February 2023 meeting which it intended as compensation for 2022, we have included those grants in this table along with grants made during 2022.
		Estimated Future Payouts Under Equity Incentive Plan Awards2		All Other Stock Awards; Number of Shares of Stock or Units3	All Other Option Awards; Number of Securities Underlying Options4	Exercise or Base Price of Option Award	Grant Date Fair Value of Stock and Option Awards5
Name	Grant Date1	Target	Maximum
Evan G. Greenberg	February 23, 2023	75,024	150,048	—			$15,650,006
	February 24, 2022	58,409	96,375	—			$11,625,143
	February 24, 2022				77,874	$199.03	$3,022,290
Peter C. Enns	February 23, 2023	12,465	24,930	—			$2,600,199
	February 24, 2022	6,783	11,192	2,261			$1,800,027
	February 24, 2022				12,058	$199.03	$467,971
John W. Keogh	February 23, 2023	33,558	67,116	—			$7,000,199
	February 24, 2022	26,378	43,524	—			$5,250,013
	February 24, 2022				35,169	$199.03	$1,364,909
Paul J. Krump	February 24, 2022	8,762	14,457	2,921			$2,325,267
	February 24, 2022				15,575	$199.03	$604,466
John J. Lupica	February 23, 2023	23,970	47,940	—			$5,000,142
	February 24, 2022	18,842	31,089	—			$3,750,123
	February 24, 2022				25,121	$199.03	$974,946

1
As stated above, the Compensation Committee intended awards granted in February 2023 as compensation for 2022. The Compensation Committee intended awards granted in February 2022 as compensation for 2021. Therefore, we also disclosed these awards in our 2022 proxy statement.

2
The terms of the performance share awards, including the performance criteria for vesting, are described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.” The Target column of this table corresponds to Target Awards, and the Maximum column refers to the maximum possible Target and Premium Awards. During the restricted period, the NEOs are entitled to vote both the time-based restricted stock and performance share Target Awards. Dividends on performance shares are accumulated and distributed only when the shares have vested.

3
Restricted stock vests on the first, second, third and fourth anniversary dates of the grant.

4
Stock options vest on the first, second and third anniversary dates of the grant.

5
This column discloses the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For all assumptions used in the valuation, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

120	Chubb Limited 2023 Proxy Statement

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2022.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested1	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested1
Evan G. Greenberg	98,181*	—	$96.76	02/27/2024
	102,787*	—	$114.78	02/26/2025
	99,662*	—	$118.39	02/25/2026
	84,892*	—	$139.01	02/23/2027
	82,471*	—	$143.07	02/22/2028
	91,846*	—	$133.90	02/28/2029
	59,954	29,975	$150.11	02/27/2030
	27,280	54,559	$164.94	02/25/2031
	—	77,874	$199.03	02/24/2032	12,737	$2,809,782	170,383	$37,586,490
Peter C. Enns	5,032	10,063	$158.99	04/01/2031
	—	12,058	$199.03	02/24/2032	12,450	$2,746,470	12,570	$2,772,942
John W. Keogh	1,033	—	$96.76	02/27/2024
	34,103	—	$114.78	02/26/2025
	34,628	—	$118.39	02/25/2026
	31,295	—	$139.01	02/23/2027
	27,970	—	$143.07	02/22/2028
	31,937	—	$133.90	02/28/2029
	23,094	11,545	$150.11	02/27/2030
	10,509	21,014	$164.94	02/25/2031
	—	35,169	$199.03	02/24/2032	6,450	$1,422,870	67,171	$14,817,923
Paul J. Krump	—	6,328	$150.11	02/27/2030
	—	11,517	$164.94	02/25/2031
	—	15,575	$199.03	02/24/2032	9,530	$2,102,318	27,026	$5,961,936
John J. Lupica	26,350	—	$114.78	02/26/2025
	26,605	—	$118.39	02/25/2026
	23,957	—	$139.01	02/23/2027
	21,412	—	$143.07	02/22/2028
	24,269	—	$133.90	02/28/2029
	15,677	7,838	$150.11	02/27/2030
	7,134	14,266	$164.94	02/25/2031
	—	25,121	$199.03	02/24/2032	9,981	$2,201,809	45,477	$10,032,226

*
Includes options to acquire Common Shares that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries. Mr. Greenberg retains the power to exercise such options in accordance with the option terms.

1
Based on the closing market price of our Common Shares on December 30, 2022 of $220.60 per share.

Chubb Limited 2023 Proxy Statement	121

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Contingent on continued employment and, in some circumstances, satisfaction of specified performance targets, the vesting dates for the awards described in the Outstanding Equity Awards at Fiscal Year End table are as follows:
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
Evan G. Greenberg	2/24/2023	25,959	—	—
	2/25/2023	27,280	—	—
	2/27/2023	29,975	4,216	50,588
	2/28/2023	—	4,306	—
	2/24/2024	25,958	—	—
	2/25/2024	27,279	—	61,386
	2/27/2024	—	4,215	—
	2/24/2025	25,957	—	58,409
Peter C. Enns	2/24/2023	4,020	566	—
	4/01/2023	5,032	3,397	—
	2/24/2024	4,020	566	—
	4/01/2024	5,031	3,396	5,787
	2/24/2025	4,018	565	6,783
	4/01/2025	—	3,396	—
	2/24/2026	—	564	—
John W. Keogh	2/24/2023	11,724	—	—
	2/25/2023	10,507	—	—
	2/27/2023	11,545	2,208	17,148
	2/28/2023	—	2,035	—
	2/24/2024	11,723	—	—
	2/25/2024	10,507	—	23,645
	2/27/2024	—	2,207	—
	2/24/2025	11,722	—	26,378
Paul J. Krump	2/24/2023	5,193	731	—
	2/25/2023	5,759	810	—
	2/27/2023	6,328	1,424	8,544
	2/28/2023	—	1,331	—
	2/24/2024	5,191	730	—
	2/25/2024	5,758	810	9,720
	2/27/2024	—	1,424	—
	2/24/2025	5,191	730	8,762
	2/25/2025	—	810	—
	2/24/2026	—	730	—
122	Chubb Limited 2023 Proxy Statement

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
John J. Lupica	2/24/2023	8,375	—	—
	2/25/2023	7,134	—	—
	2/27/2023	7,838	1,764	10,583
	2/28/2023	—	1,820	—
	7/01/2023	—	1,545	—
	2/24/2024	8,373	—	—
	2/25/2024	7,132	—	16,052
	2/27/2024	—	1,763	—
	7/01/2024	—	1,545	—
	2/24/2025	8,373	—	18,842
	7/01/2025	—	1,544	—

1
The vesting date for the securities specified in this column is the later of (a) the “Vest Date” specified for such securities in this table and (b) the date when the Compensation Committee formally confirms vesting pursuant to the process further described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.”

Option Exercises and Stock Vested

The following table sets forth information concerning option exercises by, and vesting of restricted stock and performance share awards of, our NEOs during 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise1	Number of Shares Acquired on Vesting2	Value Realized on Vesting3
Evan G. Greenberg	143,4594	$14,397,3204	97,647	$20,209,859
Peter C. Enns	—	—	3,398	$735,837
John W. Keogh	30,101	$3,366,280	32,117	$6,642,543
Paul J. Krump	18,005	$939,958	24,091	$4,983,789
John J. Lupica	41,522	$4,847,502	27,840	$5,743,029

1
The value of an option is the difference between (a) the fair market value of one of our Common Shares on the exercise date and (b) the exercise price of the option.

2
Of Common Shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Target Awards on May 18, 2022: Mr. Greenberg (51,672 shares), Mr. Keogh (15,812 shares), Mr. Krump (11,724 shares) and Mr. Lupica (12,791 shares). These amounts consist of performance share awards granted in February 2019, which cliff-vested at the end of the three-year anniversary. Of shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Premium Awards granted in February 2019: Mr. Greenberg (33,587 shares), Mr. Keogh (10,278 shares), Mr. Krump (7,621 shares) and Mr. Lupica (8,314 shares). The Target Awards granted to NEOs in February 2019 earned a Premium Award of 100% (65% of the Target Award) based on cumulative performance exceeding the 75th percentile and three-year TSR meeting or exceeding the 55th percentile.

For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.”
3
The value of a performance share or share of restricted stock upon vesting is the fair market value of one of our Common Shares on the vesting date. If vesting occurs on a day on which the New York Stock Exchange is closed, the value realized on vesting is based on the closing price on the open market day prior to the vesting date.

4
Includes the exercise of 142,288 options previously transferred as a gift to entities for which adult family members of Mr. Greenberg are beneficiaries.

Chubb Limited 2023 Proxy Statement	123

Executive Compensation — Pension Benefits
Pension Benefits

The only pension plans maintained by the Company in which an NEO participates were assumed in connection with the Chubb Corp. acquisition, the Pension Plan of The Chubb Corporation (Chubb Corp. Pension Plan) and the Pension Excess Benefit Plan of The Chubb Corporation (Chubb Corp. Pension Excess Benefit Plan). Mr. Krump is the only NEO that participates in these plans.
Mr. Krump retired from the Company effective January 1, 2023.
The following table sets forth information about participation by Mr. Krump in our pension plans as of December 31, 2022.
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit1 2	Payments During Last Fiscal Year
Paul J. Krump	Chubb Corp. Pension Plan	37	$2,459,102	—
	Chubb Corp. Pension Excess Benefit Plan	37	$17,988,633	—

1
Represents the present value of the NEO’s accumulated pension benefit computed as of the same pension plan measurement date we used for 2022 financial statement reporting. The following actuarial assumptions were used:

•
Interest discount rate: 5.22% (Chubb Corp. Pension Plan)

•
Mortality table: Pri-2012 projected using scale MP2021 white collar (Chubb Corp. Pension Plan)

•
The Chubb Corp. Pension Excess Benefit Plan present value is equal to the lump sum benefit at retirement ignoring the 6-month wait and based on the interest discount rate and mortality table described in the plan document

2
The figures shown in the table above assume retirement benefits commence at the earliest unreduced retirement age, reflecting the assumptions described in the preceding footnote. However, if the NEO’s employment terminated or he retired on December 31, 2022, and plan benefits were immediately payable as a lump sum (calculated using the 5% discount rate specified in the plan), the Chubb Corp. Pension Excess Benefit Plan benefit would have been as follows:

Name	Plan Name	Lump Sum Amount
Paul J. Krump	Chubb Corp. Pension Excess Benefit Plan	$18,431,946
Chubb Corp. Pension Plan
Employees of Chubb Corp. on the date of its acquisition by the Company were eligible to participate in the Chubb Corp. Pension Plan, a tax-qualified defined benefit plan. Mr. Krump participates in the Chubb Corp. Pension Plan on the same terms and conditions as other eligible employees. In 2016 the Chubb Corp. Pension Plan was amended to freeze further benefit accruals effective as of December 31, 2019.
The Chubb Corp. Pension Plan, as in effect through 2019, provides each eligible employee with annual retirement income beginning at age 65 equal to the product of:
•
the total number of years of participation in the Chubb Corp. Pension Plan; and

•
1.75% of average compensation for the highest five years in the last ten years of participation prior to retirement during which the employee was most highly paid or, if higher, the last 60 consecutive months (final average earnings).

Average compensation under the Chubb Corp. Pension Plan includes salary and annual non-equity incentive compensation. A social security offset is subtracted from this benefit. The social security offset is equal to the product of:
•
the total number of years of participation in the Chubb Corp. Pension Plan; and

•
an amount related to the participant’s primary social security benefit.

Benefits can commence as early as age 55. However, if pension benefits commence prior to age 65, they may be actuarially reduced. The reduction in the gross benefit (prior to offset for social security benefits) is based on the participant’s age at retirement and years of Chubb Corp. Pension Plan participation as follows:
•
If the participant has at least 25 years of Chubb Corp. Pension Plan participation, benefits are unreduced at age 62 (Mr. Krump had more than 25 years of Chubb Corp. Pension Plan participation). They are reduced 2.5% per year from 62 to 60 (5% reduction at 60) and 5% per year from 60 to 55 (30% reduction at 55).

•
If the participant has at least 15 but less than 25 years of Chubb Corp. Pension Plan participation, benefits are unreduced at age 65. They are reduced 2% per year from 65 to 62 (6% reduction at 62) and 4% per year from 62 to 61 (10% reduction at 61) and 5% per year from 61 to 55 (40% reduction at 55).

•
If the participant has less than 15 years of Chubb Corp. Pension Plan participation, benefits are unreduced at age 65. They are reduced 6.67% per year from 65 to 60 (33.3% reduction at 60) and 3.33% per year from 60 to 55 (50% reduction at 55).

The participant’s social security benefit is reduced based on factors relating to the participant’s year of birth and age at retirement.
Benefits are generally paid in the form of an annuity. If a participant retires and elects a joint and survivor annuity, the Chubb Corp. Pension Plan provides a 10% subsidy. The portion of the benefit attributable to the cash balance account, as described in the following paragraph, may be paid in the form of a lump sum upon termination of employment.
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Executive Compensation — Pension Benefits
Effective January 1, 2001, the Chubb Corp. Pension Plan was amended to provide a cash balance benefit, in lieu of the benefit described above, to reduce the rate of increase in the Chubb Corp. Pension Plan costs. This benefit provided for a participant to receive a credit to his or her cash balance account every six months. The amount of the cash balance credit increased from 2.5% to 5% of compensation as the sum of a participant’s age and years of service credit increases. The maximum credit of 5% of compensation (subject to the maximum limitation on compensation permitted by the Internal Revenue Code) earned over the preceding six months was made when the sum of a participant’s age and years of service credit equals or exceeds 55 (which is the case for Mr. Krump). Amounts credited to a participant’s cash balance account earn interest at a rate based on the 30-year U.S. treasury bond rate, subject to a minimum interest rate of 4%. Participants who were hired by Chubb Corp. prior to January 1, 2001 (including Mr. Krump) will receive a benefit under the Chubb Corp. Pension Plan equal to the greater of the pension benefit described in the preceding paragraphs or the amount calculated under the cash balance formula.
ERISA and the Internal Revenue Code impose maximum limitations on the recognized compensation and the amount of a pension which may be paid under a funded defined benefit plan such as the Chubb Corp. Pension Plan. The Chubb Corp. Pension Plan complies with these limitations.
Chubb Corp. Pension Excess Benefit Plan
The Chubb Corp. Pension Excess Benefit Plan is a supplemental, nonqualified, unfunded plan assumed by the Company in connection with the Chubb Corp. acquisition. The Chubb Corp. Pension Excess Benefit Plan uses essentially the same benefit formula, early retirement reduction factors and other features as the Chubb Corp. Pension Plan, except that the Chubb Corp. Pension Excess Benefit Plan recognizes compensation (salary and annual non-equity incentive plan compensation) above IRS compensation limits. The Chubb Corp. Pension Excess Benefit Plan also recognizes deferred compensation for purposes of determining applicable retirement benefits. Benefits under both the Chubb Corp. Pension Plan and the Chubb Corp. Pension Excess Benefit Plan are provided by the Company on a noncontributory basis.
Benefits payable under the Chubb Corp. Pension Excess Benefit Plan are generally paid in the form of a lump sum, calculated using an interest discount rate of 5%. However, the portion of the benefit that was earned and vested as of December 31, 2004 may be payable in certain other forms, including installment payments and life annuities, if properly elected by the participant and if the participant satisfies the requirements of the Chubb Corp. Pension Excess Benefit Plan.
With the Chubb Corp. Pension Plan freeze in accruals, the Chubb Corp. Pension Excess Benefit Plan accruals also froze effective December 31, 2019.
Nonqualified Deferred Compensation

The following table sets forth information about nonqualified deferred compensation of our NEOs.
	Executive Contributions in Last FY	Registrant Contributions in Last FY1	Aggregate Earnings in Last FY2	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE3
Evan G. Greenberg	$869,500	$1,037,400	$190,144	—	$14,003,928
Peter C. Enns	$67,500	$51,750	$(12,847)	—	$180,639
John W. Keogh	$386,356	$451,627	$(2,469,472)	—	$11,951,016
Paul J. Krump4 5	$271,380	$313,656	$66,311	—	$7,322,387
John J. Lupica	$338,346	$394,015	$(4,135,115)	—	$17,819,572

1
The amounts shown in this column are also included in the Summary Compensation Table for 2022 in the All Other Compensation column.

2
The Aggregate Earnings for Messrs. Greenberg, Enns, Keogh and Lupica resulted from Deferred Compensation Earnings only. The following table reflects the components for the “Aggregate Earnings in Last Fiscal Year” column for Mr. Krump:

Name	CCAP Excess Benefit Plan Earnings	Deferred Compensation Earnings	Appreciation and Dividends on Deferred RSUs	ESOP Excess Benefit Plan Earnings	Total
Paul J. Krump	$12,204	$(406,963)	$438,975	$22,095	$66,311

3
Of the totals shown in this column, the following amounts are also included in the Summary Compensation Table for 2022, 2021 and 2020: Evan G. Greenberg ($2,803,500), Peter C. Enns ($84,136), John W. Keogh ($1,264,038), Paul J. Krump ($876,202) and John J. Lupica ($1,072,349).

4
This table does not include amounts under the Chubb Corp. Pension Excess Benefit Plan, which appear in the Pension Benefits table on the prior page.

5
Mr. Krump retired from the Company effective January 1, 2023.

Chubb INA Holdings Inc., a subsidiary of the Company, sponsors a total of five nonqualified deferred compensation plans in which the NEOs participate. All of these plans — The Chubb US Supplemental Employee Retirement Plan, The Chubb US Deferred Compensation Plan, the Pension Excess Benefit Plan of The Chubb Corporation, the Defined Contribution Excess Benefit Plan of The Chubb Corporation, and The Chubb Corporation Key Employee Deferred Compensation Plan — are unfunded, nonqualified
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Executive Compensation — Nonqualified Deferred Compensation
plans designed to benefit employees who are highly compensated or part of a select group of management. Following the Chubb Corp. acquisition in January 2016, Chubb INA Holdings Inc. became the plan sponsor of the three Chubb Corp. nonqualified plans — the Pension Excess Benefit Plan of the Chubb Corporation, the Defined Contribution Excess Benefit Plan of The Chubb Corporation, and The Chubb Corporation Key Employee Deferred Compensation Plan. Mr. Krump is the only NEO who is a participant in these three plans.
Chubb INA Holdings Inc. sets aside assets in rabbi trusts to fund the obligations under the above five plans. The funding (inclusive of investment returns) of the rabbi trusts generally attempts to mirror the participants’ hypothetical earnings under each plan, where relevant.
Participants in the Chubb US Supplemental Employee Retirement Plan contribute to such plans only after their contributions to tax-qualified plans are capped under one or more Internal Revenue Code provisions. Participants in the Chubb US Deferred Compensation Plan may defer additional amounts of salary or bonuses with deferred amounts credited to these plans. Up to 50% of salary and up to 100% of cash bonuses are eligible for deferral under the Chubb US Deferred Compensation Plan. NEOs are not treated differently from other participants under these plans. Certain Bermuda-based employees, among them NEOs, participate under the Chubb INA Holdings Inc. nonqualified plans.
For more information on our nonqualified deferred compensation plans, see the section of this proxy statement titled “Potential Payments upon Termination or Change in Control — Non-Qualified Retirement Plans and Deferred Compensation Plans.”
126	Chubb Limited 2023 Proxy Statement

Executive Compensation — Potential Payments upon Termination or Change in Control
Potential Payments upon Termination or Change in Control

The table below contains estimates of potential payments to each of our NEOs upon termination of employment or a change in control under current employment arrangements and other compensation programs, assuming the termination or change of control event occurred on December 31, 2022. Pursuant to our Articles of Association, we entered into non-compete agreements with our Executive Management and terminated our Severance Plan with respect to Executive Management. Following the table we have provided a brief description of such employment arrangements and other compensation programs, including the non-compete agreements.
Name	Cash Severance	Medical Continuation1	Retirement Plan Continuation	Value of Accelerated & Continued Equity and Performance Awards2
Evan G. Greenberg
Separation without cause	$16,733,333	$49,408	—	$33,780,788
Change in control	—	—	—	$47,225,706
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$47,225,706
Peter C. Enns
Separation without cause	$4,692,500	$35,996	—	$3,818,271
Change in control	—	—	—	$6,399,484
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$6,399,484
John W. Keogh
Separation without cause	$7,883,000	$36,200	—	$12,911,004
Change in control	—	—	—	$18,982,835
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$18,982,835
Paul J. Krump
Separation without cause	—	—	—	—
Change in control	—	—	—	$9,487,304
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$9,487,304
John J. Lupica
Separation without cause	$7,022,467	$36,029	—	$9,444,684
Change in control	—	—	—	$14,122,441
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$14,122,441

1
The value of medical continuation benefits is based on the medical insurance premium rates payable by the Company and applicable to the NEOs as of year-end 2022.

2
Based on the closing market price of our Common Shares on December 30, 2022 of $220.60 per share.

The table above does not duplicate aggregate balance amounts disclosed in the sections of this proxy statement titled “Executive Compensation — Nonqualified Deferred Compensation” and “— Pension Benefits” including amounts that may become payable on an accelerated timeline due to termination of employment or a change in control as described in “— Pension Benefits” and “—Non-Qualified Retirement Plans and Deferred Compensation Plans”.
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Executive Compensation — Potential Payments upon Termination or Change in Control
Non-Competition Agreements

Our Articles of Association specify a maximum 12-month duration and notice period for compensation-related agreements with Executive Management. In addition, the Articles permit the Company to enter into post-employment non-competition agreements with members of Executive Management for a term of up to two years after termination of employment. In 2015, we entered into non-compete agreements with our Executive Management (and Mr. Lupica, who was a member of Executive Management in 2015) and terminated our Severance Plan with respect to such persons. Mr. Enns also entered into a non-compete agreement in 2021 in connection with his appointment as a member of Executive Management. Our Severance Plan remains in effect with respect to all other participants.
These non-compete agreements prohibit the above-mentioned executives from engaging in, or soliciting clients, customers and employees of the Company in connection with, any business competitive with the Company for a period of 24 months following termination of employment. The non-compete agreements’ restrictions take effect if the Company terminates the executive’s employment. In addition, if the termination is for reasons other than disability, gross negligence or willful misconduct, in exchange for complying with the agreement’s restrictions, the executive will receive a payment equal to the sum of (i) two times annual base salary,
(ii) two times the average of the bonuses paid to the executive for the prior three years, and (iii) an amount equal to 24 months of the Company’s portion of the health and dental premium payments. In exchange for complying with the agreement’s restrictions executives will also receive a pro rata bonus for the year of termination and 24 months of continued vesting of certain equity awards granted before the date of termination. The executives forfeit their rights to the payment and continued vesting, and they must repay amounts already paid in cash or the value of shares received through equity awards, if applicable, if they violate any provision of the non-compete agreement. The non-compete agreements also require the executive to sign a waiver and release to receive payment and continued vesting.
Non-Qualified Retirement Plans and Deferred Compensation Plans

All the NEOs participate in one or more non-qualified defined contribution retirement plans or deferred compensation plans through a Chubb employer. A change in control under the current provisions of the plans discussed below will not result in a distributable event in and of itself. Further, whether an NEO’s termination is with or without cause does not impact entitlement to benefits under any of the nonqualified plans. Below is an overview of each plan.

The Chubb US Supplemental Employee Retirement Plan
This is a non-qualified retirement plan for a select group of employees who are generally higher paid.
Bermuda-based employees who are also employed by a United States employer participate in the Plan.

•
Contributions to this plan are made where Internal Revenue Code provisions limit the contributions of these employees under the Chubb US 401(k) Plan.

•
Contributions credited to this supplemental plan mirror the employee contributions and employer matching contributions that would have been made under the Chubb US 401(k) Plan and the non-discretionary 6% employer contribution that would have been made under the Chubb US 401(k) Plan but for the limits imposed by the Internal Revenue Code.

•
Vesting: Upon completion of two years of service, a participant vests in the employer contributions under this supplemental plan.

•
Distributions: After termination of employment, regardless of age or reason for termination. Distributions are generally made, or commence, if elected to be paid over more than one year, in February of the year following the participant’s termination of employment, subject to restrictions imposed by Internal Revenue Code Section 409A.

•
Chubb credits employer contributions once each year for participants employed on December 31.

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Executive Compensation — Potential Payments upon Termination or Change in Control

The Chubb US Deferred
Compensation Plan
This is a non-qualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
Participants generally elect the time and form of payment at the same time that they elect to defer compensation. Participants may elect:

–
to receive distributions at a specified date or at termination of employment;

–
to receive distributions in the form of a lump sum or periodic payments;

–
a different distribution date and form of payment each time they elect to defer compensation. The new date and payment form will apply to the compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
Chubb credits employer contributions once each year for participants employed on December 31.

•
The plan also credits employer contributions that would have been made or credited to the Chubb US 401(k) Plan or the Chubb US Supplemental Retirement Plan if the employee had received the compensation rather than electing to defer it, subject to the same vesting period as those plans.

The Pension Excess Benefit Plan of The Chubb Corporation (assumed in connection with the Chubb Corp. acquisition)
This plan is a supplemental, nonqualified, unfunded plan similar to the Chubb Corp. Pension Plan but recognizes compensation above IRS compensation limits. Plan accruals froze effective December 31, 2019, when the Chubb Corp. Pension Plan benefits froze.

•
The plan’s benefits are calculated in the same fashion as the Chubb Corp. Pension Plan benefits in excess of IRS limits.

•
The plan benefits are generally paid in a lump sum using an interest rate of 5%.

•
Additional distribution options are permitted for benefits accrued prior to 2005.

The Defined Contribution Excess Benefit Plan of The Chubb Corporation (assumed in connection with the Chubb Corp. acquisition)
This is a non-qualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.
Amounts credited for service in 2016 and later are paid in cash (not deferred).

•
The plan provides a 4% contribution above the IRS qualified plan limits.

•
Prior to the Chubb Corp. acquisition, participants could choose to defer these amounts or receive them in cash.

•
In 2004, The Chubb Corporation Employee Stock Ownership Excess Benefit Plan was merged with the plan.

•
Earnings on The Chubb Corporation Employee Stock Ownership Plan shares are based on the change in Common Shares and dividends paid.

•
Effective September 3, 2019, the plan was merged with the Chubb US Supplemental Employee Retirement Plan. This merger keeps all terms of the plan intact but allows participants to change their notional investments to choices offered under the Chubb US Supplemental Employee Retirement Plan.

The Chubb Corporation Key Employee Deferred Compensation Plan (assumed in connection with the Chubb Corp. acquisition)
This is a non-qualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
The plan permitted deferrals of salary, bonus and stock awards.

•
Our acquisition of Chubb Corp. was a distributable event (where chosen) and Mr. Krump received a distribution from the plan.

•
The plan contains an older plan, The Chubb Corporation Executive Deferred Compensation Plan, which is not subject to Internal Revenue Code Section 409A. Mr. Krump has deferrals under both pre-409A and 409A plans.

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Executive Compensation — Potential Payments upon Termination or Change in Control
Long-Term Incentive Plans

All the NEOs participate in one or more long-term incentive plans. Awards under the equity plans are generally subject to vesting, as set by the Compensation Committee as a part of each award. In general, the awards vest and are exercisable, where applicable, without regard to whether the NEO’s termination is considered with or without cause.
Awards for our NEOs and other executive officers are subject to the terms and conditions of our clawback policy, further described in “Compensation Practices and Policies — Clawback Policy”. Additionally, award agreements for these officers also contain a non-solicitation provision prohibiting the officer during the year following his or her separation from Chubb from soliciting or accepting insurance or reinsurance business from Chubb’s customers, agents or brokers that the officer (or the officer’s reports) recently communicated with or had access to confidential information about, and also from soliciting or hiring any of our employees.
Generally, all options and awards vest upon termination of employment due to death or disability. An NEO is disabled for purposes of accelerating vesting when the NEO, under the relevant employer-sponsored long-term disability plan, is determined to be disabled. If the NEO is not eligible to participate in an employer-sponsored disability plan, then the Compensation Committee makes this determination by applying standards similar to those applied under a disability plan. In making these determinations, the definition of disability is modified, where necessary, to comply with Internal Revenue Code Section 409A.
Equity-based compensation for all our NEOs will vest in the event of a change of control only if we terminate the participant’s employment without cause or if the participant resigns for good reason during the six-month period immediately before a change in control or during the two-year period immediately following a change in control (double-trigger vesting).
Generally, incentive stock options must be exercised within three months of the date of termination of employment. Upon termination of employment due to death or disability, the exercise period is extended to one year following the termination of employment. Upon retirement, the exercise period for the retiree is extended so that the termination is deemed to have occurred on the ten-year anniversary of the option grant date or, if earlier, the date of the retiree’s death.
In addition, for employees who meet certain criteria, unvested awards will continue to vest after retirement. To qualify for continued vesting, employees must be at least age 62 with 10 or more years of service, retire in good standing, sign an agreement and release as presented by the Company, and, for the Premium Award portion of performance share grants, provide the Company appropriate notice when retirement occurs within six months of the grant date.
For purposes of these long-term incentive plans, change in control means:
•
a person becomes a “beneficial owner” (as such term is used in Rule 13d-3 of the Exchange Act) of 50% or more of the voting stock of Chubb;

•
the majority of the Board consists of individuals other than incumbent directors (meaning the members of the Board on the effective date of the change in control); provided that any person becoming a director after that date, whose election or nomination for election was supported by three-quarters of the incumbent directors, will be considered to be an incumbent director;

•
Chubb adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb is disposed of due to a merger, consolidation or other transaction unless the shareholders of Chubb, immediately prior to such merger, consolidation or other transaction, beneficially own, directly or indirectly (in substantially the same proportion as they owned the voting stock of Chubb), all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb; or

•
Chubb combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of Chubb immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

For the purpose of this definition of change in control:
An “affiliate” of a person or other entity means a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.
“Voting stock” means capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
When determining if a change in control has occurred, where necessary, the definition of change in control is modified to comply with Internal Revenue Code Section 409A.

130	Chubb Limited 2023 Proxy Statement

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
U.S. SEC Pay Versus Performance Disclosure

This section sets forth the pay versus performance disclosure for the years 2022, 2021 and 2020 in accordance with SEC regulations. This section also includes certain non-GAAP financial measures. These non-GAAP financial measures are core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in the “Non-GAAP Financial Measures” section in this proxy statement.
The following sets forth the tabular pay versus performance disclosure required by SEC regulations, and includes measures that, in the Company’s assessment, are the most important financial performance measures used by the Company to link NEO “compensation actually paid” (as defined by SEC regulations) for the most recently completed fiscal year to Company performance.
Pay Versus Performance Table
Year	Summary Compensation Table total for PEO(a)	Compensation actually paid to PEO(a)(b)	Average Summary Compensation Table total for non-PEO named executive officers(a)	Average compensation actually paid to non-PEO named executive officers(a)(c)	Value of fixed $100 investment based on(d)		Net income (in millions)	Core operating income (in millions)
					Total shareholder return	Peer group total shareholder return
2022	$25,152,070	$44,160,566	$8,148,565	$12,454,746	$150.44	$133.77	$5,313	$6,457
2021	$23,181,184	$42,028,742	$7,014,834	$10,960,083	$129.69	$115.42	$8,539	$5,569
2020	$20,328,167	$14,619,607	$6,700,291	$5,454,658	$101.42	$93.94	$3,533	$3,313
Additional Company Measures
Year	Core operating return on equity	Core operating return on tangible equity	P&C combined ratio	Tangible book value per share growth
2022	11.2%	17.2%	87.6%	-23.5%
2021	9.9%	15.3%	89.1%	7.6%
2020	6.2%	9.8%	96.1%	12.2%

(a)
The principal executive officer (PEO) for each year reflected in the table is Evan G. Greenberg, the Company’s Chairman and CEO. The non-PEO NEOs are John W. Keogh, Paul J. Krump, John J. Lupica, Peter C. Enns (for years 2021 and 2022 only) and Philip V. Bancroft (for years 2020 and 2021 only).

(b)
For Mr. Greenberg, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period1	Total
2022	$25,152,070	$(14,647,433)	$18,365,019	$6,082,084	$1,955,057	$7,253,769	$44,160,566
2021	$23,181,184	$(13,121,951)	$16,059,140	$7,561,095	$1,856,572	$6,492,703	$42,028,742
2020	$20,328,167	$(12,042,356)	$13,053,849	$(53,169)	$(11,308,342)	$4,641,458	$14,619,607

1
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with US GAAP. For 2022, 2021 and 2020, the table reflects performance share Premium Awards granted in 2020, 2019 and 2018, respectively.

(c)
For the other NEOs, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “average compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period1	Total2
2022	$8,148,565	$(4,134,431)	$5,183,762	$1,497,256	$459,212	$1,300,382	$12,454,746
2021	$7,014,834	$(3,592,519)	$4,424,191	$1,665,948	$357,278	$1,090,350	$10,960,083
2020	$6,700,291	$(3,121,085)	$3,383,235	$(14,102)	$(2,435,364)	$941,683	$5,454,658
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Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
1
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with US GAAP. For 2022, 2021 and 2020, the table reflects performance share Premium Awards granted in 2020, 2019 and 2018, respectively.

2
No adjustment to the change in fair value of Mr. Krump’s pension benefit is required because benefit accruals in the Chubb Corp. Pension Plan and Chubb Corp. Pension Excess Benefit Plan were frozen effective as of December 31, 2019.

(d)
For purposes of calculating cumulative total shareholder return (TSR) of the Company and peer group, (i) 2022 TSR is based on 2020-2022 results, (ii) 2021 TSR is based on 2020-2021 results and (iii) 2020 TSR is based on 2020 results. The peer group used in this table is the Company’s Financial Performance Peer Group described elsewhere in this proxy statement and represents the group of companies that best defines the market in which we compete for business, for which we view as comparable to us from a business perspective and our closest direct business competitors. These companies are The Allstate Corporation, American International Group, Inc., CNA Financial Corporation, The Hartford Financial Services Group, Inc., The Travelers Companies, Inc. and Zurich Insurance Group. The TSR of each company in the peer group has been weighted according to its respective stock market capitalization at the beginning of each period for which a TSR is provided. Calculations for both the Company and peer group include reinvested dividends.

Pay and Performance Alignment

In linking pay and performance, the Board primarily focuses on the following financial performance measures (presented alphabetically in the tabular list below):
Most Important Financial Performance Measures
Core operating income
Core operating return on equity
Core operating return on tangible equity
P&C combined ratio
Tangible book value per share growth
In addition to the above, our Board also evaluates 1-year and 3-year annualized TSR.
In determining NEO compensation for a particular year, the Compensation Committee conducts a holistic review of overall performance and considers the Company’s results on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group. The Committee also considers achievement of operational and strategic goals. Our compensation practices are designed to reward both individual and Company performance across a number of measures and criteria. The Committee does not focus on only one performance measure or consider one measure the “most important”; rather, the Committee’s review encompasses an analysis of Company performance across different measures that capture various elements of the Company’s performance, including the financial performance measures noted above, operating income, underwriting performance, balance sheet strength and shareholder value creation. The Committee believes this approach provides a more measured, consistent and appropriate basis on which to base compensation decisions. While the Committee does not consider one measure as the “most important,” the Committee determined that, for purposes of the SEC’s pay versus performance disclosure this year, core operating income should be considered the Company-Selected Measure because it most fully encapsulates amongst the key metrics the profitability of the full range of the Company’s business. To provide a more representative presentation of the Committee’s review and analysis, we also included the other key measures noted above that, together with core operating income, represent collectively the most important financial performance measures in linking “compensation actually paid” and Company performance.
The following charts further present the relationship between CEO and other NEO “compensation actually paid” (as determined in accordance with SEC regulations) and Company performance based on the amounts and calculations set forth in the tables at the beginning of this section. The Compensation Committee believes that compensation decisions for the CEO and other NEOs reflect the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders.

132	Chubb Limited 2023 Proxy Statement

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
Net Income and Core Operating Income to “Compensation Actually Paid”

$10B
$8B
$6B
$4B
$2B
Net Income
Core Operating Income
$8.5B
$6.5B
$5.6B
$5.3B
$3.5B
$3.3B
Net Income and Core Operating Income (In Billions)
$50M
$40M
$30M
$20M
$10M
Compensation Actually Paid (In millions)
$42.0M
$44.2M
$14.6M
$5.5M
$11.0M
$12.5M
2020
2021
2022
CEO
Average Other NEO

Cumulative Total Shareholder Return versus Financial Performance Peer Group

$160
$150
$140
$130
$120
$110
$100
$90
$80
$150.44
$129.69
$101.42
$133.77
$115.42
$93.94
2020
2021
2022
Chubb
Peer Average

Tangible Book Value Per Share Growth

20%
10%
0%
-10%
-20%
-30%
12.2%
7.6%
-23.5%
2020
2021
2022

P&C Combined Ratio

100%
95%
90%
85%
80%
96.1%
89.1%
87.6%
2020
2021
2022

Note: A lower P&C combined ratio represents more profitable underwriting operations.

Core Operating ROE and ROTE

20%
15%
10%
5%
0%
17.2%
15.3%
9.8%
11.2%
9.9%
6.2%
2020
2021
2022
Core Operating ROE
Core Operating ROTE

Chubb Limited 2023 Proxy Statement	133

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
2020. Compensation for 2020 reflects the impacts of the COVID-19 pandemic and other catastrophe losses on financial results and the prudent but sizeable COVID-19 reserve adjustment taken in the second quarter of 2020. Financial results were strong and reflected solid earnings, but these impacts adversely affected performance. While the Compensation Committee also factored in the outstanding leadership, judgment and focus of the NEOs, for 2020 the Compensation Committee and Board reduced the CEO’s annual cash bonus 15% from 2019, and for the other NEOs, cash bonuses were reduced 9.4% on average.
2021. Company performance in 2021 was outstanding and improved upon 2020. 2021 results reflected record net income and then-record core operating income, excellent premium revenue growth, an industry-leading P&C combined ratio, solid core operating ROE and core operating ROTE, good tangible book value per share growth and strong TSR results. Consequently, the Compensation Committee increased incentive compensation for both the CEO and other NEOs for 2021 performance. The significant increase in stock price during and at year-end 2021 also increased the fair value of equity awards vesting during the year, as well as those granted in 2021 and prior years, contributing to an increase in “compensation actually paid” relative to the Summary Compensation Table amounts for the CEO and other NEOs.
2022. Company performance in 2022 was again excellent and the best full-year financial performance in the Company’s history. 2022 results reflected record core operating income, underwriting margin improvement and world-class underwriting performance as evidenced by a once-again industry-leading P&C combined ratio, and strong core operating ROE, core operating ROTE and TSR results. The Company improved upon four out of five of its key financial measures. Tangible book value per share decreased compared to prior year, primarily due to the impact of rising interest rates on our investment portfolio and foreign currency adjustments. Excluding AOCI, which eliminates the effect of these items and are outside our control, tangible book value per share was up 3.0% for the year.
Following its analysis and discussion of the Company’s excellent results on its key financial measures on an absolute basis and against peers, the Compensation Committee increased aggregate incentive compensation for the CEO and other NEOs (other than Mr. Krump, who did not receive an annual long-term incentive equity award for 2022 since he retired January 1, 2023; however, as equity awards granted in 2023 for 2022 performance are not included in the Summary Compensation Table for 2022, this is not factored into the pay versus performance table above). Once again, the significant increase in the Company’s stock price during and as of year-end 2022 increased the fair value of equity awards that vested during the year as well as those that were granted in prior years but remained unvested at year-end. This change in stock price contributed to an increase in “compensation actually paid” relative to the Summary Compensation Table amounts for the CEO and other NEOs for 2022 in a similar proportion as 2021.
For detailed information on the Compensation Committee’s decisions and rationale for determining total direct compensation of the CEO and other NEOs for 2022, see “How We Determine and Approve NEO Compensation” and “2022 NEO Total Direct Compensation and Performance Summary” in the Compensation Discussion & Analysis section of this proxy statement.
TSR versus peers. Company cumulative TSR over the 2020, 2020-2021 and 2020-2022 periods in each case exceeded the cumulative TSR of our Financial Performance Peer Group by 8%, 12.4%, and 12.5%, respectively. TSR performance relative to this peer group is also evidenced in the vesting of Premium Awards over and above the target performance share awards. For a description of the impact of cumulative TSR on the vesting of long-term incentive equity awards, see “Executive Compensation — How We Determine Total Direct Compensation Pay Mix — Performance Shares — Target Awards and Premium Awards”.
Important Note. Several factors account for differences in “compensation actually paid” in this SEC pay versus performance disclosure section and amounts in the Summary Compensation Table. First, the majority of each of our NEO’s compensation is delivered in the form of equity awards to directly tie a significant portion of compensation to medium- and long-term Company performance. In the case of performance shares, these awards cliff-vest at the end of a three-year performance period if established performance criteria are met. Time-based restricted stock and stock options vest over four and three years from date of grant, respectively. As a result, a significant portion of NEO compensation is subject to stock price movement over time, and in the case of a year in which there is strong stock price performance, it will drive an increase in “compensation actually paid”, particularly when the fair value of awards granted for prior years’ compensation are included in the current year compensation total. The amounts disclosed would therefore exceed the Summary Compensation Table amounts due to stock price and Company performance delivering over the short-, medium- and long-term, further substantiating that our compensation program and the decisions made by the Compensation Committee are aligned with shareholders.
Second, accounting rules require that the grant date fair value of performance shares included in the Summary Compensation Table represent only the grant date fair value of the Target Awards, which excludes the additional Premium Award opportunity representing 65% of the Target Award for awards granted in 2020, 2021 and 2022. The footnotes to our Summary Compensation Table and our Grants of Plan-Based Awards table include the grant date fair value of equity awards assuming the achievement of all performance conditions on Target Awards and Premium Awards, as well as disclosure on the vesting of performance shares in prior years. Target and Premium Awards also measure performance over a three-year period, so while the fair value of Target Awards in the SEC pay versus performance table is included as of year-end of the grant year and subsequent years, and Premium Award fair value is measured as of year-end once the probable outcome of performance conditions are known, they do not cliff-vest and are not awarded (if at all) until the May following the end of the three-year performance period, when our stock price may be higher or lower.

134	Chubb Limited 2023 Proxy Statement

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
Finally, the timing of equity award grants presented in the pay versus performance table and Summary Compensation Table do not directly correlate with the Compensation Committee’s determination and approval of compensation for a particular year. The Summary Compensation Table discloses stock awards granted during the year. However, the Company grants annual equity awards for performance in a particular year in the following February, once year-end results are known. Therefore, the amounts included for stock awards granted in a particular year for Summary Compensation Table purposes — and therefore pay versus performance table purposes — generally relate to awards granted for prior year performance.

Median Employee Pay Ratio

Chubb is committed to delivering fair and competitive compensation to all our employees worldwide in our pursuit to attract and retain a highly qualified, experienced, talented and motivated workforce. We employ approximately 34,000 employees and have operations in 54 countries and territories around the world. Given our global presence and the geographical distribution of our workforce, our compensation program utilizes a variety of pay scales reflecting cost of living and other factors to determine how we compensate our employees in a particular region or country.
The 2022 total annual compensation of our CEO calculated for purposes of disclosure in the Summary Compensation Table of this proxy statement was $25,152,070, which was approximately 346.3 times the compensation of the median employee ($72,640) calculated in the same manner. The median employee is an account manager in our North America Finance department.
We identified the median employee by examining compensation information derived from our global human resources information systems for all employees as of December 31, 2022, excluding the CEO. In identifying the median employee, we assessed for all employees the sum of (as applicable): 2022 base salary (for salaried employees), wages, excluding overtime (for hourly employees), commissions (for commissions-based employees), annual equity awards granted in 2022 (based on grant date value) and cash bonuses awarded in 2022 under variable compensation incentive plans. We annualized base salaries for salaried employees who were employed by us on December 31, 2022, but were not employed for the full fiscal year.
The median employee’s total annual compensation calculated as above is not a good indicator of total annual compensation of any other individual or group of employees, and may not be comparable to the total annual compensation of employees at other companies who may award or calculate compensation differently.
Chubb Limited 2023 Proxy Statement	135

Audit Committee Report
The Audit Committee currently consists of five members of the Board of Directors, each of whom is independent within the meaning of NYSE listing standards and the Company’s Categorical Standards for Director Independence, has been determined by the Board to be financially literate, as contemplated by NYSE listing standards, and is an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee operates under our Organizational Regulations and a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the Organizational Regulations and charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and financial reporting process, the system of internal controls, the audit process, the performance of the Company’s internal auditors and the performance, qualification and independence of the Company’s independent auditors, PricewaterhouseCoopers LLP and PricewaterhouseCoopers AG, which we collectively refer to in this report as PwC. In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any communications and complaints it receives. Employees, third-party individuals and organizations are encouraged to report concerns about the Company’s accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing. To report such matters, please e-mail us at: chmnaudit@chubb.com.
Internal control over financial reporting and financial statement matters.
Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, and the Board oversees this process. Pursuant to the SEC’s rules and regulations, internal control over financial reporting is a process designed by, or under the supervision of, the Company’s Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles. As of December 31, 2022, management has evaluated the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control-Integrated Framework,” issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission in 2013. Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2022.
The Company’s management prepares the Company’s consolidated financial statements in accordance with U.S. GAAP and is responsible for the financial reporting process that generates these statements. The Company’s independent auditors audit the Company’s year-end financial statements and review the interim financial statements. PwC audited the consolidated financial statements of the Company included in the Annual Report on Form 10-K and has issued an unqualified report on the fair presentation of the consolidated financial statements in accordance with U.S. GAAP, and on the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2022. Further, PwC has audited the Swiss statutory financial statements of the Company and has issued an unqualified report that the accounting records and the statutory financial statements comply with Swiss law and the Company’s Articles of Association. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, PwC and other advisors. The Audit Committee annually reviews PwC’s independence and performance in connection with the Committee’s determination of whether to retain PwC or engage another firm as our independent auditor.
Meetings and additional sessions.
The Committee met fourteen times in 2022, plus one in-depth session covering various matters. At the four regularly scheduled quarterly meetings, the Audit Committee met with members of management and PwC to review Company matters, including internal and independent audits; loss reserve estimates and developments; compliance-related activities; the Company’s cybersecurity program and related exposures and risks; and other financial reporting and accounting, legal, tax and internal policy matters.
Additionally, at its February 2022 and February 2023 meetings, the Audit Committee met in joint session with the Risk & Finance Committee to review and discuss the Company’s enterprise risk management strategy, including risk priorities, risk perspectives and risk governance.
Management participants at Audit Committee meetings include the Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer, Chief Auditor, Chief Actuary, legal counsel and others as requested. Also at the quarterly meetings, the Audit Committee met in executive session

136	Chubb Limited 2023 Proxy Statement

Audit Committee Report
(without management present) with representatives of PwC and also with the Company’s Chief Auditor, in each case to discuss the results of their examinations and their evaluations of the Company’s internal controls and overall financial reporting, as well as the Company’s Chief Financial Officer, General Counsel and Chief Compliance Officer.
In January 2023, the Audit Committee met with the Chief Actuary to review, among other things, the external independent actuaries’ review and their annual independent assessment of the Company’s loss reserves. At the February 2023 meeting, the Audit Committee reviewed and discussed the 2022 annual financial statements, including Management’s Discussion and Analysis in our Annual Report on Form 10-K, with management and PwC prior to their filing with the SEC.
In 2022 the Audit Committee held six other meetings outside the Board’s quarterly meeting cycle to discuss various financial reporting and accounting matters, including new or potential accounting updates, as well as PwC’s budgeted and actual fees for services. Members of the Audit Committee also met with the financial reporting senior leadership team and the internal audit leadership team to discuss how these teams fulfill their responsibilities and obligations as well as key initiatives, anticipated operational challenges and their methods to achieve efficiencies.
The Audit Committee also held four meetings with management and PwC at which the Company’s quarterly and annual earnings press releases, consolidated financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (including significant accounting policies and judgments) were reviewed in advance of their public release.
In 2022 the Audit Committee also held its annual comprehensive in-depth session with members of management to focus on specific topics including cyber-related security controls and activities; third-party security risk management; IT governance and compliance initiatives; data privacy matters; digital matters; cyber underwriting and reserving; Cigna integration; crop insurance; and additional finance, tax and accounting topics.
Communications with the independent auditors.
The Audit Committee discussed with PwC all the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. These discussions included:
•
the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting;

•
methods used to account for significant transactions;

•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
critical audit matters disclosed in the independent auditor’s report;

•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates;

•
reviewed and approved the Company’s policy with regard to the hiring of former employees of the independent auditor;

•
reviewed with management the scope and effectiveness of the Company’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements in connection with certifications made by the CEO and CFO; and

•
disagreements, if any, with management over the application of accounting principles (of which there were none), the basis for management’s accounting estimates, and disclosures in the financial statements.

The Audit Committee reviewed all other material written communications between PwC and management.
The Audit Committee discussed with PwC their independence from the Company and management, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee. The Audit Committee Chair also met with members of PwC’s global leadership team to review accounting matters and elicit their perspective regarding conduct of the Chubb global audit.
Conclusion.
Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by the Company’s management, its internal auditors and its independent auditors, the Audit Committee recommended to the Board that the December 31, 2022 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K and that such report, together with the audited Swiss statutory financial statements of Chubb Limited, be included in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2022.

Chubb Limited 2023 Proxy Statement	137

Audit Committee Report
The foregoing report has been approved by all members of the Audit Committee.
Robert W. Scully, Chair
Kathy Bonanno
Theodore E. Shasta
David H. Sidwell
Luis Téllez
138	Chubb Limited 2023 Proxy Statement

Information About the Annual
General Meeting and Voting
Why is this proxy statement made available to me?

Our Board of Directors is soliciting your vote for its 2023 Annual General Meeting, which will be held at 2:45 p.m. Central European Time on Wednesday, May 17, 2023, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
This proxy statement summarizes the information you need relating to the Annual General Meeting, including how to vote your shares.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are taking advantage of SEC rules that allow companies to furnish proxy materials to shareholders via the Internet. This gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you received a Notice Regarding the Internet Availability of Proxy Materials (the Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in this proxy statement, request a printed copy and submit your proxy over the Internet. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.
The Company intends to commence distribution of the Notice to shareholders on or about April 5, 2023.
How do I access proxy materials on the Internet?

Our proxy statement for the 2023 Annual General Meeting and our 2022 Annual Report, which includes the standalone statutory financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2022, will be available on or about April 5, 2023 at http://www.envisionreports.com/CB. If you hold shares through a broker or intermediary, that person or institution will provide instructions on how to access proxy materials on the Internet.
These proxy materials will also be available, together with the form of proxy card, on the Company’s website in the Investor Relations section at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
You may also request a printed copy of these proxy materials by any of the methods described on the Notice or by contacting Chubb Limited Investor Relations at +1 (212) 827-4445 or investorrelations@chubb.com.
We encourage shareholders to elect to receive all future proxy materials electronically (including the Notice), which is free, fast, convenient and environmentally friendly. If you are a shareholder of record, visit
http://www.envisionreports.com/CB. If you are a beneficial owner, visit http://www.proxyvote.com or contact your bank, broker, or other nominee for instructions or follow the instructions included in your proxy materials.
Who is entitled to vote?

March 24, 2023 is the record date for the Annual General Meeting. On that date, we had                 Common Shares outstanding. Our Common Shares, par value of CHF 24.15 per share, are our only class of voting stock.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 24, 2023 are entitled to vote at the Annual General Meeting, except as provided below.
•
If you are a beneficial holder of shares held in “street name” and ask to become a shareholder of record for those shares after March 24, 2023 but on or before May 4, 2023 and want to vote those shares at the Annual General Meeting, you will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.

•
If you are a record holder of our shares (as opposed to a beneficial holder of shares held in “street name”) on March 24, 2023 but sell your shares prior to May 4, 2023, you will not be entitled to vote those shares at the Annual General Meeting.

Chubb Limited 2023 Proxy Statement	139

Information About the Annual General Meeting and Voting
How many votes do I have?

Generally, you have one vote for each of our Common Shares that you own. However, if you own Controlled Shares (as defined in our Articles of Association) that constitute 10% or more of the issued Common Shares, then your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare Inc., then you are considered the shareholder of record for those shares. The Notice is sent to you directly by us. You have the right to grant your voting proxy directly to the independent proxy (see “How do I vote by proxy given to the independent proxy if I am a record holder?” below) or to grant a signed, written proxy to any person, who does not need to be a shareholder, or to vote in person at the Annual General Meeting. If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker, bank or other nominee forwards the Notice or other proxy materials to you. You have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading “How do I vote in person at the Annual General Meeting?”.
Your broker, bank or other nominee has enclosed directions for you to use in directing your broker, bank or other nominee how to vote your shares, which may contain instructions for voting by telephone or electronically. For certain agenda items, your broker may not be permitted to vote your shares without voting directions from you.
May I vote via the Internet, mail or telephone?

You may vote over the Internet or by completing a proxy card and mailing it in the return envelope provided. We encourage you to vote over the Internet because we can tabulate your vote faster than by mail.
There are separate Internet arrangements depending on whether you are a shareholder of record or a beneficial owner (holding your shares in “street name”).
•
If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice. Telephone voting for record holders is not permitted.

•
If you are a beneficial owner and hold your shares in “street name,” you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.
Whether or not you plan to attend the Annual General Meeting, we urge you to vote. Voting over the Internet, by telephone (in the case of beneficial owners) or by returning your proxy card by mail will not affect your right to attend the Annual General Meeting.
How do I vote by proxy given to the independent proxy if I am a record holder?

If you are a record holder, then you may appoint the independent proxy by voting over the Internet or by requesting a proxy card, completing it and mailing it in the return envelope provided. At our 2022 annual general meeting, on May 19, 2022, Homburger AG, a Swiss law firm, was elected by our shareholders as our independent proxy until the conclusion of the 2023 Annual General Meeting.
If you vote over the Internet or properly fill in your proxy card appointing the independent proxy as your proxy and send it in time to vote, the independent proxy will vote your shares as you have directed. If you do not make specific choices on the Internet voting website or your signed proxy card, then the independent proxy will vote your shares as recommended by the Board of Directors with regard to the items listed in the notice of meeting.
If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to the agenda items set forth in the notice of meeting are put before the Annual General Meeting, then by signing the proxy card, you direct the independent proxy, acting as your proxy and in the absence of instructions otherwise, to vote in accordance with the recommendation of the Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the

140	Chubb Limited 2023 Proxy Statement

Information About the Annual General Meeting and Voting
Annual General Meeting other than those discussed in this proxy statement. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
We or our proxy solicitor may periodically receive voting updates in advance of the Annual General Meeting. The disclosure of vote information to the Company in advance of the Annual General Meeting will comply with applicable requirements. Shareholders seeking to benefit from the special Swiss voting confidentiality rules (only allowing for aggregate reporting of instructions submitted to the independent proxy no earlier than three business days before the Annual General Meeting) need to be registered as shareholders in the Company’s share register on or before May 4, 2023 and vote as registered shareholders.
In order to assure that your votes, as a record holder, are tabulated in time to be voted at the Annual General Meeting, you must complete your voting over the Internet or submit your proxy card so that it is received by 6:00 p.m. Central European Time (12:00 noon Eastern Time) on May 16, 2023.
How do I give voting instructions if I am a beneficial holder?

If you are a beneficial owner of shares, your broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to the rules of the NYSE, brokers have discretionary power to vote your shares with respect to “routine” matters but not on “non-routine” matters. For example, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors or executive compensation proposals (whether advisory or binding) unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares are voted with respect to any matter treated as non-routine by the NYSE. See “How are votes counted?” for more information.
In order to assure that your votes, as a beneficial holder, are tabulated in time to be voted at the Annual General Meeting, you must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Time on May 15, 2023.
May I revoke or change my vote?

Yes. If you change your mind after you vote, you may revoke or change your proxy by following the procedures described below.
•
For record holders wishing to change their proxy, vote again by following the instructions for Internet voting on the Notice, or send in a signed proxy card with a later date.

The latest received proxy will be counted. Record holders may request a new proxy card from our transfer agent, Computershare Inc., by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.);
•
For record holders wishing to revoke their proxy, send a letter revoking your proxy directly to the independent proxy, Homburger AG, Attention: Dr. Claude Lambert, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland;

•
For beneficial owners, follow the voting instructions provided by your broker, bank or other nominee to change your proxy and the latest received vote will be counted; to revoke your proxy, contact your broker, bank or other nominee; or

•
Attend the Annual General Meeting to revoke your proxy and vote in person, as described and following the instructions provided in “How do I vote in person at the Annual General Meeting?”.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
How do I vote in person at the Annual General Meeting?

You may vote shares held directly in your name as the shareholder of record in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting and you are a record holder, then you must bring your admission ticket (which you may obtain as described below) and government-issued identification such as a driver’s license or passport. You may also appoint another person to represent you at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification and an admission ticket to the Annual General Meeting.
You may vote shares beneficially owned and held in street name in person only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, then you must bring to the Annual General Meeting government-issued identification and a written, signed proxy from the shareholder of record giving you the right to vote the shares. You must also request and bring an admission ticket.
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 1133 Avenue of the Americas, 11th Floor, New York, New York 10036) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice containing your control number. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other

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Information About the Annual General Meeting and Voting
nominee indicating that you are the beneficial owner of the shares. To allow time for processing, please submit requests for admission tickets by May 7, 2023. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
How many shares need to be present to hold the Annual General Meeting?

There is no quorum requirement under Swiss law.
Are Chubb shares subject to share blocking or re-registration?

No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Annual General Meeting.
The Company does not impose trading restrictions as a condition of voting its Common Shares, does not require that its Common Shares be deposited with a custodian or sub-custodian in order to be voted and does not instruct any custodians or sub-custodians that may receive deposits of Common Shares for voting to block those shares. Common Shares that are beneficially held do not need to be re-registered into the name of the beneficial owners in order to vote.
Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, Computershare Inc., must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received the Notice in the mail, then your shares are properly registered to vote, unless you sell your shares prior to May 4, 2023.
What vote is required to approve each agenda item?

The approval of each agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, with the exception of Agenda Items 3, 11.3, 12, 13, 14, 15 and 16.
Agenda Item 3 (discharge of the Board of Directors) requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting the votes of any director, nominee or executive officer of the Company or any votes represented by the Company, or abstentions, broker non-votes or blank or invalid ballots.
Agenda Items 11.3 (Swiss say-on-pay vote), 12 (U.S. say-on-pay vote) and 13 (U.S. say-on-pay frequency vote) are each advisory and non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the particular agenda item on an advisory basis at the Annual
General Meeting if, for Agenda Items 11.3 and 12, the agenda item receives the affirmative vote of a majority of the votes cast (in person or by proxy), and, for Agenda Item 13, whichever frequency receives the highest number of votes cast (in person or by proxy), at the Annual General Meeting, in each case not counting abstentions, broker non-votes or blank or invalid ballots.
Agenda Items 14, 15 and 16 (shareholder proposals) are advisory and non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved a particular shareholder proposal if such proposal receives the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
How are votes counted?

For each agenda item, your vote may be cast “FOR” or “AGAINST”, or you may instead “ABSTAIN” (and, with respect to agenda items with sub-parts, you may cast your vote separately for each sub-part), except for Agenda Item 13, for which your vote may be cast for “1 YEAR”, “2 YEARS”, “3 YEARS” or you may instead “ABSTAIN”. Here is how to make sure your votes are counted:
•
If you are a record holder and sign your proxy card (including by electronic signature in the case of Internet voting) with no further instructions, then you direct the independent proxy to vote your shares in accordance with the recommendations of the Board on all agenda items.

•
If you are a beneficial owner, and your shares are held by a broker, then it is important that you provide instructions to your broker so that your vote with respect to non-routine agenda items is counted. If you sign your broker voting instruction card with no further instructions, then your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. For example, because we believe Agenda Item 3 (discharge of the Board of Directors), Agenda Item 5 (election of Directors), Agenda Item 6 (election of Chairman), Agenda Item 7 (election of Compensation Committee), Agenda Item 9 (amendments to the Articles of Association), Agenda Item 11 (Swiss director and Executive Management compensation), Agenda Item 12 (U.S. say-on-pay), Agenda Item 13 (U.S. say-on-pay frequency), and Agenda Items 14-16 (shareholder proposals) to be non-routine matters, your vote on these agenda items will not be counted unless you provide your broker with voting instructions. However, the determination of whether a proposal is routine or non-routine will be made by the NYSE based on its rules that regulate member brokerage firms.

142	Chubb Limited 2023 Proxy Statement

Information About the Annual General Meeting and Voting
How will our directors, nominees and executive officers vote?

At the close of business on March 24, 2023, our directors, nominees and executive officers owned and were entitled to vote an aggregate of                 Common Shares, which represented approximately    % of our outstanding Common Shares. Each of our directors, nominees and executive officers have indicated their present intention to vote, or cause to be voted, their shares in accordance with the Board’s recommendation on all of the agenda items at the Annual General Meeting, apart from Agenda Item 3, the discharge of the Board of Directors, where their vote will not be counted in accordance with Swiss law.
What is the effect of broker non-votes and abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Abstentions and broker non-votes will not be considered in the vote and will not have an impact on any of the agenda items being voted upon at the Annual General Meeting.
What are the costs of soliciting these proxies and who will pay them?

The Company will pay all the costs of soliciting its proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, LLC is assisting us with the solicitation of proxies for a fee of $28,000 plus out-of-pocket expenses and fees for telephone and e-mail solicitation, if used.
Where can I find the voting results?

We will publish the voting results in a Form 8-K that we will file with the SEC by May 23, 2023. You will be able to find the Form 8-K on our website at
investors.chubb.com/financials/sec-filings/default.aspx.
Do directors attend the Annual General Meeting?

While we do not have a formal policy regarding Board member attendance at annual general meetings of shareholders, we encourage each member of the Board of Directors to attend each annual general meeting of shareholders. All of our directors then in office and nominees attended our 2022 annual general meeting.
How can a shareholder, employee or other interested party communicate directly with the Board?

Our Board provides a process for shareholders, employees and other interested parties to send communications to the Board. If you want to contact the Board concerning accounting or auditing matters, then you may send an e-mail to the Chair of the Audit Committee at Chmnaudit@chubb.com. As to other matters, you may also contact:
•
the Board,

•
the non-management and independent directors,

•
the Chairman of the Board,

•
the Lead Director,

•
the Chair of any Board committee, or

•
any other director,

by sending an e-mail to LeadDirector@chubb.com. The Corporate Secretary also has access to these e-mail addresses. Alternatively, shareholders, employees and other interested parties may send written communications to the Board c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, although mail to Switzerland is not as prompt as e-mail. Communication with the Board may be anonymous. The Corporate Secretary will forward anonymous communications to the Board to the Lead Director. Shareholders submitting recommendations for director candidates should use this address, and our Nominating & Governance Committee will evaluate such candidates by the same process and under the same criteria as for other candidates.
What is householding?

We may deliver only one copy of the Notice to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies. This is known as householding. Householding reduces the volume of duplicate information received at your household and helps us to reduce our costs.
The Company will promptly deliver, upon oral or written request, a separate copy of the Notice or any other proxy materials to any shareholder residing at an address to which only one copy of the Notice was mailed. You can obtain additional copies by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Shareholders residing at the same address may request householding or revoke householding by contacting, for beneficial owners, their broker or bank, or, for record holders, our transfer agent Computershare by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.) or by mail at P.O. Box 43006, Providence RI 02940-3006 USA.

Chubb Limited 2023 Proxy Statement	143

Information About the Annual General Meeting and Voting
Organizational Matters Required by Swiss Law

Admission to the Annual General Meeting

Shareholders who are registered in the share register on March 24, 2023 will receive an individualized Notice of Internet Availability of Proxy Materials (which we refer to as the Notice) from our share registrar. Beneficial owners of shares will receive the Notice or proxy materials, as well as a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.
In order to attend the Annual General Meeting in person, shareholders of record must bring their admission ticket (which may be obtained as described below) and government-issued identification such as a driver’s license or passport. A shareholder may also appoint another person to represent him or her at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification, and an admission ticket to the Annual General Meeting.
Beneficial owners who wish to vote in person at the Annual General Meeting must obtain a signed proxy from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an admission ticket and government-issued identification.
Beneficial owners who have not obtained a proxy from their broker or custodian are not entitled to vote in person at, or participate in, the Annual General Meeting.
Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in this section “Information About the Annual General Meeting and Voting.”
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 1133 Avenue of the Americas, 11th Floor, New York, New York 10036) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. To allow time for processing, please submit requests for admission tickets by May 7, 2023. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 24, 2023 are entitled to vote at the Annual General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after March 24, 2023 but on or before May 4, 2023 and wish to vote those shares at the Annual General Meeting will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to May 4, 2023 are not entitled to vote those shares at the Annual General Meeting.
Granting of proxy to the
independent proxy

If you are a shareholder of record, you have the right to grant your voting proxy to the independent proxy, Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, in the sense of Article 689c of the Swiss Code of Obligations by completing, signing and submitting the corresponding proxy card (including electronically). For further information, refer to “How do I vote by proxy given to the independent proxy if I am a record holder?”.
Proxies granted to the independent proxy must be received no later than 6:00 p.m. Central European Time (12:00 noon Eastern Time) on May 16, 2023.
Registered shareholders who have appointed the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors as to each agenda item. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.
Admission Office

The admission office opens on the day of the Annual General Meeting at 2:30 p.m. Central European Time. Shareholders attending the meeting are required to present the proof of admission described above in “Admission to the Annual General Meeting” at the entrance.
Annual Report of Chubb Limited

The Chubb Limited 2022 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited statutory standalone

144	Chubb Limited 2023 Proxy Statement

Information About the Annual General Meeting and Voting
financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, the statutory auditor’s report, as well as additionally required Swiss disclosures, is available at http://www.envisionreports.com/CB or on the Company’s website in the Investor Relations section at investors.chubb.com/financials/annual-reports/default.aspx. Copies of this document may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Publication of invitation in Switzerland

In accordance with Swiss law and our Articles of Association, the formal and authoritative invitation to the Annual General Meeting will be published at least 20 days prior to the meeting in the Swiss Official Commercial Gazette.

Shareholder Submitted Agenda Items for an Annual General Meeting

How do I submit a matter for inclusion in next year’s proxy material?

If you wish to submit a matter to be considered for inclusion in the proxy material for the 2024 annual general meeting, please send it to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. Proposed shareholder proposal agenda items must be received no later than 5:00 p.m. Central European Time on December 7, 2023 and otherwise comply with the SEC requirements under Rule 14a-8 of the Securities Exchange Act of 1934 to be eligible for inclusion in the Company’s 2024 annual general meeting proxy statement.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for inclusion on the Company’s proxy card must provide the notice and additional information required by SEC Rule 14a-19 to the Company at the address above not later than February 17, 2024, assuming Agenda Items 9.2 is approved, or if not approved March 18, 2024, and must otherwise comply with the requirements of Rule 14a-19(b) of the Securities Exchange Act of 1934, Swiss law and our Articles of Association. The notice and information required by Rule 14a-19 are in addition to the advance notice requirements of our Articles of Association and do not extend any deadline under our Articles of Association.
How do I submit an additional item for the agenda at an annual general meeting?

In addition to the SEC rules for inclusion of shareholder proposals in a company’s proxy material, under Swiss law, one or more shareholders of record owning registered shares of at least 0.5% of the Company’s share capital (2,231,884 shares as of March 24, 2023) can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 45 days prior to the shareholders meeting. (If Agenda Item 9.2 is approved by shareholders at the Annual General Meeting, this requirement will change to at least 90 days prior to the anniversary date of the prior year’s annual general meeting.) Any such requests should be sent to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
However, any shareholder proposal requests received after December 7, 2023 or not otherwise compliant with the SEC requirements for shareholder proposals, or any shareholder director nominations not compliant with SEC or Swiss requirements or our Articles of Association, may not be eligible for inclusion in the proxy material for the 2024 annual general meeting.
New proposals or motions with regard to existing agenda items generally are not subject to the restrictions noted above and can be made at the meeting by each shareholder attending or represented.

Chubb Limited 2023 Proxy Statement	145

Non-GAAP Financial Measures
In presenting our results for purposes of our compensation determinations, in this proxy statement we included and discussed certain non-GAAP financial measures. The below non-GAAP financial measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with U.S. generally accepted accounting principles (GAAP).
Core operating income, net of tax, excludes from net income the after-tax impact of adjusted net realized gains (losses), Cigna integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition and Cigna business. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt related to the Chubb Corp acquisition and Cigna business due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses due to the size and complexity of this acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. References to core operating income measures mean net of tax, whether or not noted.
The following table presents the reconciliation of Net income to Core operating income:
(in millions of U.S. dollars, except share and per share data)	Full Year 2022	Full Year 2021	Full Year 2020	% Change 22 vs 21
Net income, as reported	$5,313	$8,539	$3,533	-37.8%
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(20)	(64)	(95)
Tax benefit on amortization adjustment	1	11	17
Cigna integration expenses, pre-tax	(48)	—	—
Tax benefit on Cigna integration expenses	10	—	—
Adjusted realized gains (losses), pre-tax1	(954)	1,160	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax2	(262)	2,134	821
Tax (expense) benefit on adjusted net realized gains (losses)	129	(271)	(24)
Core operating income	$6,457	$5,569	$3,313	15.9%
Denominator: Adj. wtd. avg. shares outstanding and assumed conversions	423,527,444	443,197,278	453,441,512
Diluted earnings per share
Net income	$12.55	$19.27	$7.79	-34.9%
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.12)	(0.17)
Cigna integration expenses, net of tax	(0.09)	—	—
Adjusted net realized gains (losses), net of tax	(2.56)	6.83	0.65
Core operating income	$15.24	$12.56	7.31	21.3%

1
Excludes realized gains (losses) on crop derivatives of $(11) million, $(8) million, and $1 million for full year 2022, 2021, and 2020, respectively.

2
Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in Other income (expense) in our income statement on a GAAP basis.

146	Chubb Limited 2023 Proxy Statement

Non-GAAP Financial Measures
Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments that are heavily influenced by available market opportunities. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.
(in millions of U.S. dollars, except ratios)	Full Year 2022	Full Year 2021	Full Year 2020
Net income	$5,313	$8,539	$3,533
Core operating income	$6,457	$5,569	$3,313
Equity-beginning of period, as reported	$59,714	$59,441	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	2,256	4,673	2,543
Equity-beginning of period, as adjusted	$57,458	$54,768	$52,716
Less: goodwill and other intangible assets, net of tax	19,456	19,916	20,012
Equity-beginning of period, as adjusted, excluding goodwill and other intangible assets	$38,002	$34,852	$32,704
Equity-end of period, as reported	$50,540	$59,714	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(7,279)	2,256	4,673
Equity-end of period, as adjusted	$57,819	$57,458	$54,768
Less: goodwill and other intangible assets, net of tax	20,605	19,456	19,916
Equity-end of period, as adjusted, excluding goodwill and other intangible assets	$37,214	$38,002	$34,852
Weighted average equity, as reported	$55,127	$59,578	$57,350
Weighted average equity, as adjusted	$57,639	$56,113	$53,742
Weighted average equity, as adjusted, excluding goodwill and other intangible assets	$37,608	$36,427	$33,778
ROE	9.6%	14.3%	6.2%
Core operating ROTE	17.2%	15.3%	9.8%
Core operating ROE	11.2%	9.9%	6.2%
Combined ratio, a U.S. GAAP measure, and P&C combined ratio each measure the underwriting profitability of our property & casualty business. We exclude the Life Insurance segment from combined ratio and P&C combined ratio as we do not use these measures to monitor or manage that segment. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.
Current accident year (CAY) P&C combined ratio excluding catastrophe losses excludes catastrophe losses (CATs) and prior period development (PPD) from the P&C combined ratio. We exclude CATs as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude CATs, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on CATs and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.
Chubb Limited 2023 Proxy Statement	147

Non-GAAP Financial Measures
The following table presents the reconciliation of combined ratio to P&C combined ratio, and the reconciliation of P&C combined ratio to CAY P&C combined ratio ex CATs:
	Full Year 2022	Full Year 2021	Full Year 2020
Combined ratio	87.6%	89.1%	96.1%
Add: impact of gains and losses on crop derivatives	0.0%	0.0%	0.0%
P&C combined ratio	87.6%	89.1%	96.1%
Less: Catastrophe losses	5.9%	7.1%
Less: Prior period development	(2.5)%	(2.8)%
CAY P&C combined ratio excluding CATs	84.2%	84.8%

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisitions of Chubb Corp and the Cigna business and including investment income from partially owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.
The following table presents a reconciliation of net investment income to adjusted net investment income:
(in millions of U.S. dollars)	Full Year 2022	Full Year 2021
Net investment income	$3,742	$3,456
Less: Amortization expense of fair value adjustment on acquired invested assets	(41)	(84)
Add: Other income (expense) from private equity partnerships	240	179
Adjusted net investment income	$4,023	$3,719

Book value per common share is shareholders’ equity divided by the shares outstanding. Tangible book value per common share is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.
The following table provides a reconciliation of book value per common share to tangible book value per common share:
(in millions of U.S. dollars, except share and per share data)	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	% Change
					22 vs 21	21 vs 20	20 vs 19
Shareholders’ equity	$50,540	$59,714	$59,441	$55,331
Less: goodwill and other intangible assets, net of tax	20,605	19,456	19,916	20,012
Numerator for tangible book value per share	$29,935	$40,258	$39,525	$35,319
Denominator: shares outstanding	414,594,856	426,572,612	450,732,625	451,971,567
Book value per common share	$121.90	$139.99	$131.88	$122.42	-12.9%	6.1%	7.7%
Tangible book value per common share	$72.20	$94.38	$87.69	$78.14	-23.5%	7.6%	12.2%
Book value per common share and tangible book value per common share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.
148	Chubb Limited 2023 Proxy Statement

Non-GAAP Financial Measures
The following table provides a reconciliation of growth in book value per common share and tangible book value per common share excluding AOCI:
(in millions of U.S. dollars, except share and per share data)	December 31, 2022	December 31, 2021	% Change
Book value	$50,540	$59,714
Less: AOCI	(10,193)	350
Book value excluding AOCI	$60,733	$59,364
Tangible book value	29,935	40,258
Less: Tangible AOCI	(9,287)	1,078
Tangible book value excluding tangible AOCI	$39,222	$39,180
Denominator: shares outstanding	414,594,856	426,572,612
Book value per share excluding AOCI	$146.49	$139.16	5.3%
Tangible book value per share excluding tangible AOCI	$94.60	$91.85	3.0%

Chubb Limited 2023 Proxy Statement	149

Annex A
Amendments to Articles of Association proposed in
Agenda Item 9.1
II. Aktienkapital und Aktien	II. Share Capital and Shares

Artikel 3
Aktienkapital

~~a)~~
Das Aktienkapital der Gesellschaft beträgt CHF 10’779’995’228.10 und ist eingeteilt in 446’376’614 auf den Namen lautende Aktien im Nennwert von CHF 24.15 je Aktie. Das Aktienkapital ist vollständig liberiert.

Article 3
Share Capital

~~a)~~
The share capital of the Company amounts to CHF 10,779,995,228.10 and is divided into 446,376,614 registered shares with a nominal value of CHF 24.15 per share. The share capital is fully paid-in.

~~b) Auf Beschluss der Generalversammlung können jederzeit Namenaktien in Inhaberaktien und Inhaberaktien in Namenaktien umgewandelt werden.~~	~~b) Upon resolution of the General Meeting of Shareholders, registered shares may be converted into bearer shares and bearer shares may be converted into registered shares, at any time.~~

Artikel 7
Aktienzertifikate

a)
~~Die Gesellschaft kann~~Der Aktionär hat keinen Anspruch auf Druck und Auslieferung ~~der Aktienzertifikate verzichten sowie~~von Urkunden oder auf Umwandlung von in bestimmter Form ausgegebenen Aktien in eine andere Form. Die Gesellschaft kann bereits gedruckte Zertifikate annullieren. Letzteres setzt die Einlieferung der Zertifikate bei der Gesellschaft sowie das Einverständnis der Aktionäre voraus. Der Aktionär kann jedoch von der Gesellschaft jederzeit kostenlos Druck und Auslieferung der Aktienzertifikate verlangen. Die Gesellschaft kann die Namenaktien ihrerseits jederzeit drucken.

Article 7
Share Certificates

a)
The ~~Company may forego the~~shareholder has no right to demand printing ~~and~~or delivery of ~~registered~~ share certificates or a conversion of the form of the shares ~~and~~. The Company may cancel without replacement already printed shares. Registered shares already issued can only be cancelled when they are returned to the Company and the shareholder agrees. The shareholder may request at any time, without cost, the printing and delivery of his registered shares. The Company may for its part print out the registered shares at any time.

[Absätze b) und c) unverändert]	[paragraphs b) and c) unchanged]
III. Organisation	III. Organization
A. Die Generalversammlung	A. The General Meeting
Artikel 9 Befugnisse Die Generalversammlung ist das oberste Organ der Gesellschaft. Sie hat die folgenden unübertragbaren Befugnisse:	Article 9 Authorities The General Meeting is the supreme corporate body of the Company. It has the following non-transferable powers:
1. die Festsetzung und Änderung der Statuten;	1. to adopt and amend the Articles of Association;

2.
die Wahl und Abwahl der Mitglieder des Verwaltungsrats, des Präsidenten des Verwaltungsrats, der Mitglieder des Vergütungsausschusses, der Revisionsstelle und des unabhängigen Stimmrechtsvertreters;

2. to elect and remove the members of the Board of Directors, the Chairman of the Board of Directors, the members of the Compensation Committee, the Auditors and the independent proxy;
3. die Genehmigung des Lageberichts, der Jahresrechnung und der Konzernrechnung ~~sowie~~, des Berichts über nichtfinanzielle Belange der Gesellschaft, die Beschlussfassung über die Verwendung des
3.
to approve the statutorily required management report, the annual accounts and the consolidated financial statements ~~as well as~~, the report on non-financial matters of the Company, to pass resolutions regarding

Chubb Limited 2023 Proxy Statement	A-1

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1

Bilanzgewinns, insbesondere die Festsetzung der Dividende (einschliesslich einer allfälligen Rückzahlung der gesetzlichen Kapitalreserve), sowie die Festsetzung der Zwischendividende aus laufendem Gewinn und die Genehmigung des damit verbundenen Zwischenabschlusses;

the allocation of profits as shown on the balance sheet, in particular to determine the dividends (including any repayment of the statutory capital reserve) as well as to determine the dividend out of current profits (interim dividends) and the interim financial statements in relation thereto;

4. die Entlastung der Mitglieder des Verwaltungsrats;	4. to grant discharge to the members of the Board of Directors;
5. die Dekotierung der Beteiligungspapiere der Gesellschaft;	5. to delist the Company’s shares;
~~5~~6. die Genehmigung der Vergütungen des Verwaltungsrats und der Geschäftsleitung gemäss Art. 25 der Statuten; und	~~5~~6. to approve the compensation of the Board of Directors and the Executive Management in accordance with Article 25; and
~~6~~7. die Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind oder welche ihr vom Verwaltungsrat vorgelegt werden.	~~6~~7. to pass resolutions regarding items which are reserved to the General Meeting by law or by the Articles of Association or which are presented to it by the Board of Directors.
Artikel 10 Generalversammlungen sowie deren Einberufung [Absatz a) unverändert]	Article 10 Meetings and Convening the Meeting [Paragraph a) unchanged]

b)
Ausserordentliche Generalversammlungen finden ~~satt~~statt, wenn es ~~die Generalversammlung, die Revisionsstelle oder~~der Verwaltungsrat für ~~notwendig erachten.~~angezeigt erachtet. Ausserdem müssen ausserordentliche Generalversammlungen einberufen werden~~,~~ auf Beschluss einer Generalversammlung oder wenn stimmberechtigte Aktionäre, welche zusammen mindestens ~~10~~5% des Aktienkapitals vertreten, es unter Anführung des Verhandlungsgegenstandes und der Anträge schriftlich verlangen.

b)
Extraordinary General Meetings may be called by resolution of the Board of Directors. Moreover, Extraordinary General Meetings must be called if shareholders so resolve at a General Meeting~~, the Auditors~~ or ~~the Board of Directors, or by~~ if shareholders with voting powers~~, provided they represent~~ representing at least ~~10~~5% of the share capital request so in writing, stating the agenda items and the motions.

Artikel 11
Einberufung

Die Generalversammlung wird durch den Verwaltungsrat, nötigenfalls durch die Revisionsstelle oder die Liquidatoren, einberufen. Die Einladung erfolgt mindestens 20 Tage vor der Versammlung durch Publikation im Schweizerischen Handelsamtsblatt. Der Inhalt der Einberufung richtet sich nach dem Gesetz.

Article 11
Notice

The General Meeting is summoned by the Board of Directors or if necessary by the Auditors or the liquidators. Notice of the General Meeting shall be given by publication in the “Schweizerisches Handelsamtsblatt” at least 20 days before the date of the meeting. The notice of the meeting shall include the content prescribed by law.

Artikel 12 Traktanden [Absatz a) unverändert]	Article 12 Agenda [Paragraph a) unchanged]

b)
[Vorgeschlagene Änderung des ersten Absatzes von b) in Traktandum 9.2]

Soll eine Begründung in Übereinstimmung mit diesem Artikel 12 und anderen anwendbaren rechtlichen Bestimmungen in die Einberufung aufgenommen werden, ist sie vom Antragsteller innert derselben Frist einzureichen und prägnant, klar und nicht irreführend zu formulieren.

b)
[Proposed change to first paragraph of b) included in Agenda Item 9.2]

In case registered shareholders in compliance with this Article 12 and other applicable legal requirements wish to have an explanation of the matter included in the invitation, such statement shall be submitted within the same period of time and shall be concise, clear and not misleading.

[Absatz c) unverändert]	[Paragraph c) unchanged]
A-2	Chubb Limited 2023 Proxy Statement

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1

~~d)~~
~~In der Einberufung der Versammlung werden die Traktanden und die Anträge des Verwaltungsrates sowie derjenigen Aktionäre bekanntgegeben, welche die Traktandierung oder die Durchführung einer Generalversammlung verlangt haben.~~

~~d)~~
~~The notice of the meeting shall state the matters on the agenda and the proposals of the Board of Directors and of those shareholders who have demanded that a meeting be called or that matters be included in the agenda.~~

Artikel 15 Unabhängiger Stimmrechtsvertreter und weitere Vertretungsregeln	Article 15 Independent Proxy and Additional Rules on Proxies
[Absatz a) unverändert]	[Paragraph a) unchanged]

b)
Jeder stimmberechtigte Aktionär kann seine Aktien durch den von ihm schriftlich oder elektronisch bevollmächtigten unabhängigen Stimmrechtsvertreter oder durch eine andere Person in Übereinstimmung mit Art. 14 lit. a) vertreten lassen. Die Mitglieder des Verwaltungsrates und der Geschäftsleitung dürfen Aktionäre vertreten, sofern es sich nicht um eine institutionalisierte Vertretung handelt. Verwahrungsstellen dürfen Aktionäre vertreten und gelten nicht als Depotvertreter (im Sinne von Art. ~~689d~~689b Abs. 2 OR), sofern sie aufgrund einer schriftlichen Vollmacht und nach Massgabe von konkreten oder allgemeinen Weisungen des betreffenden Aktionärs handeln.

b)
Each shareholder may be represented at the General Meeting by the Independent Proxy by way of a written or electronic proxy or by another person in accordance with Article 14(a). The members of the Board of Directors and the Executive Management are allowed to represent shareholders provided that this does not constitute an institutionalized representation of shareholders. Custodians may represent shareholders and shall not be deemed depositary representatives (in the sense of Art. ~~689d~~689b para. 2 of the Swiss Code of Obligations), provided that they act based on a written proxy and in accordance with specific or general instructions of the relevant shareholder.

[Absätze c) — f) unverändert]	[Paragraphs c) and d) unchanged]

e)
If the Independent Proxy is not available anymore to hold office, if the Board of Directors lawfully suspends ~~him~~it from its office, or if the Company does not have an Independent Proxy capable of acting for other reasons, then the Board of Directors shall appoint a new Independent Proxy for the next General Meeting. Proxies and voting instructions that were already issued remain valid for the new Independent Proxy as long as a shareholder does not explicitly determine otherwise.

[Paragraph f) unchanged]

Artikel 17
Quorum

Ein Beschluss der Generalversammlung, der mindestens zwei Drittel der vertretenen Stimmen und die absolute Mehrheit der vertretenen Aktiennennwerte auf sich vereinigt, ist erforderlich für:
Article 17 Quorums A resolution of the General Meeting passed by at least two thirds of the represented share votes and the absolute majority of the represented shares par value is required for:
1. die in Art. 704 Abs. 1 OR aufgeführten Geschäfte, d.h. für:	1. the cases listed in art. 704 para. 1 CO, i.e.:
(a) die Änderung des Gesellschaftszwecks;	(a) the change of the company purpose;
~~(b) die Einführung von Stimmrechtsaktien;~~	~~(b) the creation of shares with privileged voting rights;~~

~~(c)~~
~~die Beschränkung der Übertragbarkeit von Namenaktien;~~

(b)
die Zusammenlegung von Aktien, soweit dafür nicht die Zustimmung aller betroffenen Aktionäre erforderlich ist;

~~(d)~~
~~eine genehmigte oder bedingte Kapitalerhöhung;~~

(~~c~~b)
the ~~restriction~~consolidation of shares, to the ~~transferability~~extent consent of ~~registered shares~~all shareholders concerned is not required;

~~(d)~~
~~an increase of capital, authorized or subject to a condition;~~

Chubb Limited 2023 Proxy Statement	A-3

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1
(~~e~~c) die Kapitalerhöhung aus Eigenkapital, gegen ~~Sacheinlage~~Sacheinlagen oder ~~zwecks Sachübernahme~~durch Verrechnung mit einer Forderung und die Gewährung von besonderen Vorteilen;	(~~e~~c) an increase of capital out of equity, against contribution in kind, or ~~for the purpose of acquisition of assets~~by offsetting against a claim and the granting of special benefits;
(~~f~~d) die Einschränkung oder Aufhebung des Bezugsrechts;	(~~f~~d) the limitation or withdrawal of pre-emptive rights;
(e) die Einführung eines bedingten Kapitals oder eines Kapitalbands;	(e) an introduction of contingent capital or a capital band;
(f) die Umwandlung von Partizipationsscheinen in Aktien;	(f) a conversion of participation certificates to shares;
(g) die Beschränkung der Übertragbarkeit von Namenaktien;	(g) the restriction of the transferability of registered shares;
(h) die Einführung von Stimmrechtsaktien;	(h) the creation of shares with privileged voting rights;
(i) den Wechsel der Währung des Aktienkapitals;	(i) a change of the currency of the share capital;
(j) die Einführung des Stichentscheids des Vorsitzenden in der Generalversammlung;	(j) the introduction of the casting vote of the Chairman of the General Meeting;
(k) die Dekotierung der Beteiligungspapiere der Gesellschaft;	(k) the delisting of the Company’s shares or other equity instruments;
(~~g)~~l) die Verlegung des Sitzes der Gesellschaft;	(~~g)~~l) the change of the domicile of the Company;
(m) die Einführung einer statutarischen Schiedsklausel;	(m) the introduction of an arbitration clause in these Articles of Association;
(n) die Auflösung der Gesellschaft;	(n) the dissolution of the Company;
2. Fusion, Spaltung und Umwandlung der Gesellschaft (zwingende gesetzliche Bestimmungen vorbehalten);	2. the merger, de-merger or conversion of the Company (subject to mandatory law);
3. die Lockerung und die Aufhebung von Übertragungsbeschränkungen der Namenaktien;	3. the alleviating or withdrawal of restrictions upon the transfer of registered shares;
4. die Umwandlung von Namenaktien in Inhaberaktien ~~und umgekehrt;~~	4. the conversion of registered shares into bearer shares ~~and vice versa;~~
~~5. für die Auflösung der Gesellschaft mit Liquidation;~~	~~5. the dissolution of the Company followed by liquidation;~~
~~6~~5. die Abberufung von Mitgliedern des Verwaltungsrates im Sinne von Art. 705 Abs. 1 OR; und	~~6~~5. the dismissal of the members of the Board of Directors according to art. 705 para. 1 CO; and
~~7~~6. die Änderung oder Aufhebung der Art. 8, ~~14,~~ 15, 16 und ~~16~~17 der Statuten.	~~7~~6. the amendment or elimination of the provisions of Article 8, Article ~~14~~15 and Article ~~15~~16 of the Articles of Association as well as those contained in this Article ~~16~~17.
A-4	Chubb Limited 2023 Proxy Statement

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1
B. Der Verwaltungsrat	B. The Board of Directors
Artikel 20 Einzelne Befugnisse Der Verwaltungsrat hat folgende unübertragbare und unentziehbare Befugnisse:	Article 20 Duties The Board of Directors has the following non-transferable and inalienable duties:
1. die Oberleitung der Gesellschaft und die Erteilung der nötigen Weisungen;	1. to ultimately oversee the Company and issue the necessary directives;
2. die Festlegung der Organisation;	2. to determine the organization;
3. die Ausgestaltung des Rechnungswesens, der Finanzkontrolle sowie der Finanzplanung, sofern diese für die Führung der Gesellschaft notwendig ist;	3. to organize the accounting, the financial control, as well as the financial planning;
4. die Ernennung und Abberufung der mit der Geschäftsführung und der Vertretung betrauten Personen, sowie die Erteilung der Zeichnungsberechtigungen;	4. to appoint and remove the persons entrusted with the management and representation of the Company and to grant signatory power;
5. die Oberaufsicht über die mit der Geschäftsführung und der Vertretung betrauten Personen, namentlich im Hinblick auf die Befolgung der Gesetze, Statuten, Reglemente und Weisungen;	5. to ultimately supervise the persons entrusted with the management, in particular with respect to compliance with the law and with the Articles of Association, regulations and directives;

6.
die Erstellung des Geschäftsberichtes, des Vergütungsberichtes, des Berichts über nichtfinanzielle Belange und weitere Berichte, welche zwingend vom Verwaltungsrat zu genehmigen sind sowie die Vorbereitung der Generalversammlung und die Ausführung ihrer Beschlüsse;

6.
to prepare the business report, the compensation report, the report on non-financial matters and other reports that are subject to mandatory approval by the Board of Directors, as well as the General Meeting and to implement the latter’s resolutions;

7. die Einreichung eines Gesuchs um Nachlassstundung und die Benachrichtigung des ~~Richters~~Gerichts im Falle der Überschuldung;	7. to file a motion for debt-restructuring moratoria and to inform the ~~judge~~court in the event of ~~overindebtedness~~over-indebtedness;
8. die Beschlussfassung über die nachträgliche Liberierung von nicht vollständig liberierten Aktien;	8. to pass resolutions regarding the subsequent payment of capital with respect to non-fully paid-in shares;

9.
die Beschlussfassung über die Durchführung von Kapitalveränderungen, soweit diese in der Kompetenz des Verwaltungsrates liegen, sowie die Feststellung von ~~Kapitalerhöhungen~~Kapitalveränderungen und die entsprechenden Statutenänderungen;

9.
to pass resolutions to implement changes in share capital, to the extent these are within the powers of the Board of Directors, as well as confirming ~~increases~~changes in share capital and regarding the amendments to the Articles of Association entailed thereby;

10. Überwachung der Fachkenntnisse der Spezialrevisionsstelle in den Fällen, in denen das Gesetz den Einsatz einer solchen vorsieht~~.~~; und	10. to examine the professional qualifications of the specially qualified Auditors in the cases in which the law foresees the use of such Auditors~~.~~; and
11. alle weiteren durch das Gesetz vorgesehenen unübertragbaren und unentziehbaren Aufgaben des Verwaltungsrats.	11. all other non-transferable and inalienable duties of the Board of Directors provided for by law.
IV. Vergütungen und damit im Zusammenhang stehende Bestimmungen	IV. Compensation and Related Provisions
Artikel 25 Genehmigung von Vergütungen [Absätze a), b) und c) unverändert]	Article 25 Approval of Compensation [Paragraphs a), b) and c) unchanged]
Chubb Limited 2023 Proxy Statement	A-5

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1

d)
Die Gesellschaft ist berechtigt, eine Vergütung (~~einschließlich~~einschliesslich Entschädigung für den Verlust von Vergütung oder für finanzielle Nachteile im Zusammenhang mit dem Arbeitswechsel) an solche Mitglieder der Geschäftsleitung zu bezahlen, die nach dem relevanten Genehmigungsbeschluss der Generalversammlung ~~(i)~~ in die Geschäftsleitung eintreten ~~oder (ii) innerhalb der Geschäftsleitung zum Chief Executive Officer befördert werden~~; dies selbst dann, wenn der durch die Generalversammlung bereits genehmigte Betrag nicht ausreichend ist. Diese Zusatzbeträge müssen nicht durch die Generalversammlung genehmigt werden, sofern ihre Summe in jeder einzelnen relevanten Zeitspanne 40% des genehmigten maximalen Gesamtbetrags (vollständig, nicht pro rata temporis) der Vergütung für die Mitglieder der Geschäftsleitung für dies~~s~~elbe Zeitspanne nicht überschreitet, für welche die Genehmigung durch die Generalversammlung bereits erteilt wurde.

d)
The Company is authorized to pay compensation (including indemnification for loss of compensation or for financial disadvantages in connection with the change of employment) to such members of the Executive Management who after the relevant approval resolution by the General Meeting ~~(i)~~ join the Executive Management ~~or (ii) are promoted within the Executive Management to Chief Executive Officer~~, even if the total amount already approved by the General Meeting is not sufficient. These supplementary amounts do not need to be approved by the General Meeting, provided that their sum in each single relevant period of time does not exceed 40% of the approved maximum aggregate amount (in full not pro rata temporis) of the compensation of the members of the Executive Management for the same period of time for which approval by the General Meeting has already be obtained.

[Absatz e) unverändert]	[Paragraph e) unchanged]
f) Der Verwaltungsrat unterbreitet den Vergütungsbericht der Generalversammlung zur Konsultativabstimmung.	f) The Board of Directors shall submit the compensation report to the General Meeting for a non-binding vote.
Artikel 26 Zulässige zusätzliche Tätigkeiten a) Ein Mitglied des Verwaltungsrats darf nicht mehr als die folgende Anzahl zusätzlicher Mandate (wie nachstehend definiert) halten:	Article 26 Permitted Additional Activities a) Any member of the Board of Directors shall hold no more than the following numbers of additional mandates (as defined below):
1. bis zu 4 Mandate in börsenkotierten ~~Unternehmen~~Gesellschaften;	1. up to 4 mandates in publicly-traded companies;
2. bis zu 10 Mandate in nichtkotierten ~~Unternehmen~~Gesellschaften;	2. up to 10 mandates in privately-held companies; and
3. bis zu 10 Mandate in Stiftungen, Vereinen, ~~wohltätigen Organisationen~~ und ~~anderen~~ähnlichen Rechtseinheiten~~.~~  (sofern sie ein Unternehmen mit wirtschaftlichem Zweck darstellen).	3. up to 10 mandates in foundations, associations~~, charitable organizations~~ and ~~other~~ similar entities~~.~~ (in each case to the extent they are an undertaking with an economic purpose).

b)
Die Begrenzungen in Art. 26 lit. a) der Statuten gelangen auch für Mitglieder der Geschäftsleitung zur Anwendung, wobei die maximale Anzahl zusätzlicher Mandate in börsenkotierten Unternehmen (Ziff. 1 vorstehend) jedoch bei 2 liegt.

b)
The limitations set forth in Article 26(a) above shall also apply to members of the Executive Management provided, however, that the maximum number of additional mandates in publicly-traded companies (no. 1 above) shall be 2.

c)
Mandate, die in verschiedenen Rechtseinheiten ein und desselben Konzerns oder auf Anordnung der Gesellschaft oder einer anderen Rechtseinheit gemäss Art. 26 lit. a) der Statuten gehalten werden (einschliesslich in Vorsorgeeinrichtungen und Gemeinschaftsunternehmen), zählen nicht als separate Mandate. Eine kurzfristige Überschreitung der in diesem Artikel geregelten Begrenzungen ist zulässig.

c)
Mandates held in different legal entities of the same group or by order of the Company or of another legal entity pursuant to Article 26(a) above (including in pension funds and joint ventures) shall not count as separate mandates. It is admissible to exceed the limitations set forth in this Article for a short period of time.

A-6	Chubb Limited 2023 Proxy Statement

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1

d)
Ein “Mandat” im Sinne dieses Artikels ist ~~ein Mandat~~die Mitgliedschaft im Verwaltungsrat, in ~~den obersten Leitungs-~~der Geschäftsleitung oder ~~Verwaltungsorganen von Rechtseinheiten, die verpflichtet sind, sich ins Handelsregister~~im Beirat, oder ~~in ein entsprechendes ausländisches Register eintragen zu lassen~~eine vergleichbare Funktion nach ausländischem Recht, eines Unternehmens mit wirtschaftlichem Zweck, mit Ausnahme der Gesellschaft und Rechtseinheiten, die durch die Gesellschaft kontrolliert werden oder diese kontrollieren.

d)
A “mandate” within the meaning of this Article shall mean a mandate in ~~superior governing~~ the board of directors, the executive management or ~~administrative bodies of legal entities that are obliged to register themselves in the commercial registry~~ advisory board, or ~~any~~ a comparable function under foreign ~~register~~ law, of an undertaking with an economic purpose, except for the Company and any entity controlled by, or controlling, the Company.

Artikel 27 Vereinbarungen mit der Geschäftsleitung und dem Verwaltungsrat	Article 27 Agreements with Executive Management and the Board of Directors

a)
Die Dauer der Verträge, die den Vergütungen für die Mitglieder des Verwaltungsrats zugrunde liegen, darf die Amtsdauer nicht überschreiten. Arbeits- und Dienstleistungsverträge mit Mitgliedern der Geschäftsleitung ~~und, falls anwendbar, mit Mitgliedern des Verwaltungsrates~~ sind in der Regel unbefristet und können eine Kündigungsfrist von bis zu 12 Monaten vorsehen. Falls der Verwaltungsrat oder einer seiner Ausschüsse zum Schluss gelangt, dass eine befristete Vertragsdauer angemessen ist, so übersteigt diese nicht 12 Monate.

a)
The term of agreements with the members of the Board of Directors regarding their compensation may not exceed the term of office. Any employment or service agreements of the members of the Executive Management ~~and, if applicable, with members of the Board of Directors~~ are as a general rule without fixed term and may provide for notice periods of up to 12 months. If the Board of Directors or any of its Committees comes to the conclusion that a fixed term is appropriate, the fixed term shall not exceed 12 months.

b)
Die Gesellschaft kann mit Mitgliedern der Geschäftsleitung entschädigte Konkurrenzverbote für eine Dauer von bis zu 2 Jahren nach der Beendigung des Arbeitsverhältnisses vereinbaren. Die Entschädigung, die pro Jahr des Konkurrenzverbots zu entrichten ist, beträgt maximal die Summe (i) der letzten jährlichen Grundvergütung des Mitglieds, (ii) des Durchschnitts der letzten drei tatsächlichen Jahresboni des Mitglieds, und (iii) der Prämienzahlungen für Kranken- und/oder Zahnversicherung basierend auf der Wahl des Mitglieds zur Zeit der Beendigung des Arbeitsverhältnisses~~.~~; vorausgesetzt, dass der Gesamtbetrag der für das Konkurrenzverbot auszuzahlenden Entschädigung nicht die Obergrenze nach Art. 735c Ziff. 2 OR übersteigt. Zudem kann die Gesellschaft die Ausrichtung bestimmter Vergütungselemente, die mit in der Vergangenheit erbrachten Leistungen eines Mitglieds im Zusammenhang stehen, vom Abschluss und der Einhaltung eines Konkurrenzverbots abhängig machen, so insbesondere (i) die Ausrichtung eines pro rata Bonusbetrags für das Jahr, in welchem das Arbeitsverhältnis mit dem Mitglied beendet wurde, basierend auf der Arbeitsdauer in diesem Jahr und dem Durchschnitt der letzten drei tatsächlichen Jahresboni des Mitglieds, und (ii) das fortgesetzte Vesting von aktienbasierten Awards, die ab dem Zeitpunkt der Beendigung des Arbeitsverhältnisses nicht gevestet (unverfallbar) sind, sowie, falls anwendbar, die fortgesetzte Möglichkeit, bestimmte aktienbasierte Awards (wie Optionen) auszuüben, beides gleich wie während dem Arbeitsverhältnis. Wenn jedoch bis zur Beendigung gemäss Art. 27 lit. a) eine Freistellung gewährt wurde, wird der maximale Zeitraum von 2

b)
The Company may enter into compensated non-competition agreements with members of the Executive Management with a duration of up to 2 years after termination of the employment. The compensation payable for each year of the non-compete obligation shall not exceed the sum of (i) the last annual base salary of the member, (ii) the average of the member’s last three actual annual bonuses, and (iii) health and/or dental premium payments based upon the member’s elections in effect as of the termination~~.~~; provided, however, that the aggregate amount of compensation payable for the non-compete obligation shall not exceed the limitation set forth in art. 735c ciph. 2 CO. Furthermore, the Company may condition the payment of certain compensation items related to a member’s past services on the entering into and compliance with a non-competition agreement, including without limitation the payment of (i) a pro rata bonus amount for the year in which the member is terminated based upon time worked during such year and the average of the member’s last 3 actual annual bonuses and (ii) continued vesting of the member’s equity awards that are unvested as of the date of termination and, if applicable, continued ability to exercise the member’s equity awards (such as options), each as during employment. If, however, any garden leave was granted until termination under Article 27(a), then the maximum period of 2 years (or the maximum compensation that is calculated based on such period) for any compensated non-compete agreement shall be reduced accordingly.

Chubb Limited 2023 Proxy Statement	A-7

Annex A — Amendments to Articles of Association proposed in Agenda Item 9.1
Jahren (oder die maximale Entschädigung, die gestützt auf diesen Zeitraum berechnet wird) für ein entschädigtes Konkurrenzverbot entsprechend reduziert.
VI. Mitteilungen und Sprache der Statuten	VI. Notices and Language of the Articles of Association
Artikel 31 Mitteilungen und Bekanntmachungen a) Das Schweizerische Handelsamtsblatt ist das offizielle Publikationsmittel der Gesellschaft.	Article 31 Communications and Announcements a) The official means of publication of the Company shall be the “Schweizerisches Handelsamtsblatt”.
~~b) Mitteilungen der Gesellschaft an die Aktionäre sowie andere Bekanntmachungen erfolgen durch Publikation im “Schweizerisches Handelsamtsblatt”.~~	~~b) Shareholder invitations and communications of the Company shall be published in the “Schweizerisches Handelsamtsblatt”.~~

b)
Mitteilungen an die Aktionäre können stattdessen oder zusätzlich (i) per Brief an ihre im Aktienregister eingetragenen Adressen, der mit normaler Post verschickt wird, (ii) per E-Mail oder (iii) in einer anderen Form, die der Verwaltungsrat für angemessen hält, verschickt werden.

b)
Communications to shareholders may instead or in addition be sent (i) by letter to their addresses entered in the share register sent by ordinary mail, (ii) by e-mail or (iii) in such other form as the Board of Directors may deem appropriate.

A-8	Chubb Limited 2023 Proxy Statement

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Chubb. Insured.℠

002CSNDA52

1 U P XUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03RX7CAnnual Meeting Proxy CardA Non-Voting ItemsPlease sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titleas such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liabilitycompany name by authorized person.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowCHUBB LIMITED — THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Homburger AG as independent proxy, and hereby authorizes it to represent and to vote, as directed below, all the CommonShares of Chubb Limited that the undersigned is entitled to vote at the Annual General Meeting to be held at 2:45 p.m. Central European Time on May 17, 2023at the Company’s offices at Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy, when properly executed, will be voted as the undersigned directs herein.If no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote “FOR” each of Agenda Items 1 - 12 (includingeach subpart thereof), for “1 YEAR” on Agenda Item 13 and “AGAINST” each of Agenda Items 14 - 16. If a new agenda item or a new proposal for an existingagenda item is put before the Annual General Meeting and no specific instructions are given herein, the undersigned hereby instructs the independent proxyto vote in accordance with the position of the Board of Directors. In order to assure that your votes are tabulated in time to be voted at the Annual GeneralMeeting, you must submit your proxy card so that it is received by 6:00 p.m. Central European Time (12:00 p.m. Eastern Time) on May 16, 2023.* Please see reverse side for proposals to be voted *Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.You may vote online instead of mailing this card.OnlineGo to www.envisionreports.com/CB or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/CBVotes submitted electronically must be receivedby 12:00 p.m. Eastern Time (6:00 p.m. CentralEuropean Time) on May 16, 2023Your vote matters – here’s how to vote!

13. Advisory vote on the frequency of the U.S. 1 Year 2 Years 3 Years Abstainsecurities law advisory vote on executivecompensationProposals — The Board of Directors of the Company recommends that you vote your shares “FOR” each of the Agenda Items 1 – 12 (Including eachC subpart thereof), for “1 YEAR” on Agenda Item 13 and “AGAINST” each of the Agenda Items 14 - 16.1. Approval of the management report, standalone financialstatements and consolidated financial statements of ChubbLimited for the year ended December 31, 2022For Against Abstain2.1 Allocation of disposable profit2. Allocation of disposable profit and distribution of a dividendfrom reserves* Please see reverse side for required signature *Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/CBChubb Limited2.2 Distribution of a dividend out of legal reserves (by wayof release and allocation to a dividend reserve)3. Discharge of the Board of Directors4.1 Election of PricewaterhouseCoopers AG (Zurich) as ourstatutory auditor4. Election of Auditors4.2 Ratification of appointment of PricewaterhouseCoopers LLP(United States) as independent registered public accountingfirm for purposes of U.S. securities law reporting4.3 Election of BDO AG (Zurich) as special audit firm5.1 – Evan G. Greenberg5. Election of the Board of Directors5.2 – Michael P. Connors5.3 – Michael G. Atieh5.4 – Kathy Bonanno5.5 – Nancy K. Buese5.6 – Sheila P. Burke5.7 – Michael L. Corbat5.8 – Robert J. Hugin5.9 – Robert W. Scully5.10 – Theodore E. Shasta5.11 – David H. Sidwell5.12 – Olivier Steimer5.13 – Frances F. Townsend6. Election of Evan G. Greenberg as Chairman of theBoard of DirectorsFor Against Abstain7.1 - Michael P. Connors7. Election of the Compensation Committee of the Boardof Directors7.2 - David H. Sidwell7.3 - Frances F. Townsend8. Election of Homburger AG as independent proxy9. Amendments to the Articles of Association11.1 Maximum compensation of the Board of Directorsuntil the next annual general meeting11. Approval of the compensation of the Board of Directorsand Executive Management under Swiss law requirements11.2 Maximum compensation of ExecutiveManagement for the 2024 calendar year12. Advisory vote to approve executive compensation underU.S. securities law requirements14. Shareholder proposal on greenhouse gas emissions targets,if properly presented9.1 Amendments relating to Swiss corporatelaw updates9.2 Amendment to advance notice period10. Reduction of share capital10.1 Cancellation of repurchased shares10.2 Par value reduction11.3 Advisory vote to approve the Swisscompensation report15. Shareholder proposal on a policy restricting underwritingof new fossil fuel exploration and development projects, ifproperly presentedIf a new agenda item or a new proposal for an existing agenda item is put before themeeting, I/we hereby authorize and instruct the independent proxy to vote as follows:In accordance with the position ofthe Board of DirectorsAgainst new itemsand proposalsAbstain16. Shareholder proposal on human rights and underwriting, ifproperly presentedFor Against Abstain